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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

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CME GROUP INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF 2014 ANNUAL MEETING OF SHAREHOLDERS

Time and Date: 3:30 p.m. Central Time, Wednesday, May 21, 2014

Location: Auditorium at CME Group’s headquarters, located at 20 South Wacker Drive, Chicago, Illinois

April     , 2014

Dear Shareholder:

It is our pleasure to invite you to attend the 2014 annual meeting of shareholders of CME Group Inc. The meeting will be held at 3:30 p.m., Central Time, on Wednesday, May 21, 2014, in the auditorium at CME Group’s headquarters, located at 20 South Wacker Drive, Chicago, Illinois.

In addition to topics described herein, we will provide a report on our operating results and there will be an opportunity to ask questions of interest to you as a valued shareholder and customer.

Shareholders will vote on the following items:

•	To elect eighteen directors that we refer to as “Equity directors.”

•	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2014.

•	To approve, by advisory vote, the compensation of our named executive officers.

•	To approve an amendment to our Director Stock Plan.

•	To approve an amendment to our Incentive Plan for our Named Executive Officers.

•	To approve an amendment to our Certificate of Incorporation to modify the director election rights of certain of our Class B shareholders to reduce the size of the board.

•	To elect three Class B-1 directors, two Class B-2 directors and one Class B-3 director.

•	To elect five members of the Class B-1 nominating committee, five members of the Class B-2 nominating committee and five members of the Class B-3 nominating committee.

Shareholders will also transact any other business that may properly come before the meeting.

Your vote is very important. You are eligible to vote if you were a shareholder of record at the close of business on March 26, 2014. Please ensure that your shares are represented at the meeting by promptly voting and submitting your proxy over the Internet, or by completing, signing, dating and returning your proxy in the enclosed envelope. Holders of Class A shares may also vote by telephone.

If you or your legal proxy holder plan to attend the meeting in person, you must follow the admission procedures described on page 75. All attendees must have photo identification, such as a driver’s license or passport. Please note that seating is limited and will be granted on a first come basis. You should allow sufficient time to clear security.

We are pleased to again take advantage of the Securities and Exchange Commission (SEC) rule allowing companies to furnish proxy materials to their shareholders over the Internet. We believe that this e-proxy process expedites your receipt of proxy materials, while also lowering the costs and reducing the environmental impact of our annual meeting. We expect to either mail or provide notice and electronic delivery of this notice of annual meeting, proxy statement and 2013 annual report on or about April     , 2014. The proxy statement contains instructions on how you can (i) receive a paper copy of the proxy materials, if you only received a notice by mail, or (ii) elect to receive your proxy materials over the Internet next year, if you received them by mail this year.

We will provide a live webcast of the annual meeting from our Investor Relations website at http://investor.cmegroup.com/investor-relations under “Events.”

By order of the board of directors,

Terrence A. Duffy Executive Chairman and President	Phupinder S. Gill Chief Executive Officer	Kathleen M. Cronin Senior Managing Director, General Counsel & Corp. Secretary

SUMMARY INFORMATION

To assist you in reviewing our 2013 performance, we would like to call your attention to key elements of our proxy statement. The following description is only a summary. For more complete information about these topics, please review our 2013 annual report and the complete proxy statement. Additional information regarding the logistics of the annual meeting is available beginning on page 75.

BUSINESS HIGHLIGHTS

During 2013, there were signs that the U.S. economy had regained some traction following its slowdown in late 2012 and early 2013. Given all of the fluctuations and uncertainty we have faced, our focus has been to work on behalf of the industry from a regulatory perspective, and to provide innovative ways for our clients to manage risk thereby creating value for our shareholders. We are proud of what we have accomplished in 2013:

Increase in Average Daily Volume	Increase in Open Interest	Aggregate Value of Declared Dividends	Globex Volume Originating Outside U.S.

10%	20%	$1.5 billion	22%

Looking forward, we see good indications that the fundamental drivers of our core business are improving, and we are optimistic about the long-term prospects for our developing global initiatives.

For a more detailed discussion on our financial performance, see our 2013 annual report.

SHAREHOLDER ACTIONS

ELECTION OF DIRECTORS (Items 1 and 7)

You will find important information about the qualifications and experience of each of the Equity director nominees beginning on page 6 and the Class B director nominees beginning on page 35. Our board recommends that you vote “FOR” each of the Equity director nominees. It is not making a recommendation on the election of the Class B directors.

RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP (Item 2)

We are seeking shareholder approval of the ratification of the appointment of Ernst & Young to serve as our independent registered public accounting firm for 2014.

ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS (Item 3)

Our shareholders have the opportunity to cast a non-binding advisory vote on the compensation of our named executive officers, as set forth in Item 3 on page 23. Last year, shareholders representing approximately 97% of the votes cast approved our executive compensation program for our named executive officers. In evaluating this “say on pay” proposal, we recommend that you review our Compensation Discussion and Analysis, which explains how and why the compensation committee arrived at the compensation actions and decisions for 2013. Our board recommends that you vote “FOR” the advisory approval of the compensation of our named executive officers.

APPROVAL OF AMENDMENTS TO TWO OF OUR COMPENSATION PLANS (Items 4 and 5)

We are seeking shareholder approval of amendments to our Director Stock Plan and our Incentive Plan for our Named Executive Officers primarily to extend the expiration dates of such plans and to add additional performance metrics. Our board recommends that you vote “FOR” the amendments to the Director Stock Plan and the Incentive Plan for our Named Executive Officers.

Notice of Annual Meeting of Shareholders and 2014 Proxy Statement	1

SUMMARY INFORMATION (CONTINUED)

APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO MODIFY THE DIRECTOR ELECTION RIGHTS OF CERTAIN OF OUR CLASS B SHAREHOLDERS TO REDUCE THE SIZE OF THE BOARD (Item 6)

We are seeking shareholder approval to modify the director election rights of certain of our Class B shareholders to provide us with the flexibility to further reduce the size of our board. In summary the proposal provides for:

•	A decrease in the number of “Class B directors” from six to three.

•	The consolidation of our three separate Class B Nominating Committees into a single Class B Nominating Committee with two members from each of Class B-1, Class B-2 and Class B-3 shareholders.

•	Class B director nominees would be the owner or recognized owner of any shares of Class B-1, Class B-2 or Class B-3.

•	The Class B directors would be elected by the Class B-1, Class B-2 and Class B-3 shareholders voting together as a single class using our established weighted voting for member “core right” matters.

The proposal is described in more detail in Item 6 beginning on page 30. Our board recommends that you vote “FOR” the amendment to our Certificate of Incorporation.

ELECTION OF CLASS B-1, CLASS B-2 AND CLASS B-3 NOMINATING COMMITTEES (Item 8)

Class B-1, Class B-2 and Class B-3 shareholders are being asked to elect five members to their respective Class B Nominating Committees.

2	Notice of Annual Meeting of Shareholders and 2014 Proxy Statement

The board of directors of CME Group Inc. is providing this proxy statement in connection with the annual meeting of shareholders to be held on Wednesday, May 21, 2014, at 3:30 p.m. Central Time, in the auditorium at CME Group’s corporate headquarters, 20 South Wacker Drive, Chicago, Illinois. The terms “we,” “us” and “our” refer to CME Group and its subsidiaries. Shares of our Class A common stock are listed on the NASDAQ Global Select Market (NASDAQ) under the trading symbol “CME.” Our principal offices are located at 20 South Wacker Drive, Chicago, Illinois 60606. Our phone number is 312.930.1000.

In May 2012, the board of directors declared a five-for-one split of our Class A common stock effected by way of a stock dividend to its Class A and Class B shareholders. The stock split was effective July 20, 2012 for all shareholders of record on July 10, 2012. As a result of the stock split, all amounts related to shares and per share amounts have been retroactively restated in this proxy statement.

Further information about CME Group can be found at http://www.cmegroup.com. Information made available on our website does not constitute a part of this proxy statement. Additional information regarding the availability of materials referenced in this proxy statement is available on page 80.

Notice of Annual Meeting of Shareholders and 2014 Proxy Statement	3

ITEM 1—ELECTION OF EQUITY DIRECTORS

You are being asked to vote on the election of eighteen Equity director nominees to hold office until the 2015 annual meeting.

OUR BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE EQUITY DIRECTOR NOMINEES.

DIRECTORS ELECTED ANNUALLY

Our directors are elected each year. We do not have a staggered board. Each director’s term will last until the 2015 annual meeting and until his or her successor is duly elected and qualified.

We have implemented a majority vote standard, except in the event of a contested election.

Eighteen individuals are nominated for election by our Class A and Class B shareholders voting together (Equity directors) under Item 1. All Equity director nominees are presently CME Group directors. An additional six directors will be elected by our Class B shareholders (Class B directors) under Item 7. We have no reason to believe that any of the nominees will be unable or unwilling to serve if elected.

The biographies for the Equity director nominees begin on page 6 and for the Class B director nominees on page 35. The biographies of our five existing board members who have elected not to stand for election in consideration of the board’s efforts to reduce its size begin on page 10. We recognize their past service and contributions to the Company. Additionally, we recognize the prior service of Mr. Cermak who passed away during 2013. Mr. Cermak joined our board in 2007 and previously served as a director of CBOT since 2000.

References to terms of our board of directors in their biographies include service on the board of CME Group (f/k/a Chicago Mercantile Exchange Holdings Inc.) from its formation in 2001 and service on the board of its wholly-owned subsidiary, Chicago Mercantile Exchange Inc. (CME). CME Group became a public company in December 2002. The boards of our other exchange subsidiaries: Board of Trade of the City of Chicago, Inc. (CBOT), New York Mercantile Exchange, Inc. (NYMEX) and Commodity Exchange, Inc. (COMEX) also are composed of the same members as the CME Group board of directors. Ages are as of February 12, 2014. Information on public directorships is for the past five years.

DIRECTOR NOMINATIONS

Our board and its nominating committee seek candidates with a variety of talents and expertise to ensure that the board is operating effectively and is focused on creating long-term value for our shareholders. We believe that our board should be composed of individuals from diverse professional backgrounds who combine a broad spectrum of experience and expertise with a reputation for integrity and who exercise their good judgment to provide practical insights and different perspectives. In selecting candidates, the board endeavors to find individuals who have a solid record of accomplishment in their chosen fields and who display the independence of mind and strength of character to effectively represent the best interests of our shareholders.

The nominating committee solicits candidates from its current directors and, if deemed appropriate, retains for a fee recruiting professionals to identify and evaluate candidates. The nominating committee also considers Equity director nominees recommended by shareholders if the recommendations are submitted in writing, accompanied by a description of the proposed nominees’ qualifications, and other relevant biographical information and evidence of consent of the proposed nominee to serve as a director if elected. Recommendations should be addressed to the nominating committee, Attention: Corporate Secretary, CME Group Inc., 20 South Wacker Drive, Chicago, Illinois 60606. In considering a shareholder recommendation, the nominating committee may seek input from an independent advisor, legal counsel and/or other directors, as appropriate, and will reach a conclusion using its standard criteria. A copy of our nominating committee’s charter is available on our website.

The holders of the Class B-1, Class B-2 and Class B-3 common stock elect members of nominating committees for their respective class, which are responsible for nominating candidates for election by their class. See Item 8 for more information. Our certificate of incorporation requires that director candidates for election by a class of Class B common stock own, or be recognized under our rules as the owner of, at least one share of that class.

4	Notice of Annual Meeting of Shareholders and 2014 Proxy Statement

ITEM 1—ELECTION OF EQUITY DIRECTORS (CONTINUED)

DIRECTOR QUALIFICATIONS

The nominating committee believes that it is essential that board members represent diverse viewpoints. However, it has not adopted a specific policy on the role of diversity in assessing director candidates. In considering candidates for the board, the nominating committee considers the entirety of each candidate’s credentials. With respect to the nomination of continuing directors for re-election, the individual’s contributions to the board are also considered. In assessing new candidates for the board, we have not adopted a set of firm criteria that an individual must meet to be considered. The nominating committee, composed entirely of directors who are independent under applicable listing standards, reviews the qualifications and backgrounds of potential directors in light of the needs of the board and CME Group at the time and nominates a slate of Equity director nominees to be nominated for election at the annual meeting of shareholders. In evaluating potential director nominees, the nominating committee will take into consideration, among other factors, whether the nominee:

•	Has the highest professional and personal ethics and values.

•	Is independent of management under our categorical independence standards.

•	Has the relevant expertise and experience required to offer advice and guidance to our Executive Chairman & President and CEO.

•	Helps the board reflect the applicable board composition requirements of the CFTC.

•	Has the ability to make independent analytical inquiries.

•	Can dedicate sufficient time, energy and attention to the diligent performance of his or her duties.

•	Has the ability to represent the interests of the shareholders of CME Group and to create long-term value.

•	Has any special business experience and expertise in a relevant area.

•	Would be considered an audit committee financial expert or financially literate, as such terms are defined in applicable rules, regulations and listing standards.

•	Has an understanding of our business, products, market dynamics and customer base.

For more information concerning our directors’ qualifications, see the Director Attributes on page 11.

REQUIRED VOTE

Must receive a “FOR” vote from the holders of a majority of the shares of our Class A and Class B common stock present in person or represented by proxy and entitled to vote on this matter at the annual meeting voting together as a single class to be elected.

Notice of Annual Meeting of Shareholders and 2014 Proxy Statement	5

ITEM 1—ELECTION OF EQUITY DIRECTORS (CONTINUED)

EQUITY DIRECTORS UP FOR ELECTION AT THE 2014 ANNUAL MEETING

Terrence A. Duffy Age: 55 Director since: 1995

The Honorable Mr. Duffy has served as our Executive Chairman & President since May 2012. Previously, he served as Executive Chairman since 2006, when he became an officer of the Company. He served as Chairman of the board since 2002 and our Vice Chairman from 1998 until 2002. Mr. Duffy has been a member of our Board since 1995. He was President of TDA Trading, Inc. from 1981 to 2002 and has been a member of CME since 1981. Mr. Duffy was appointed by President Bush and confirmed by the U.S. Senate in 2003 as a member of the Federal Retirement Thrift Investment Board, a position he held until 2013. Mr. Duffy currently serves as Co-Chair of the Mayo Clinic Greater Chicago Leadership Council. He is Vice Chairman of the CME Group Foundation, whose mission is to enhance economic opportunity, health and education, especially for disadvantaged youth. He is also a member of the Economic Club of Chicago, the Executives’ Club of Chicago and the President’s Circle of the Chicago Council on Global Affairs. Since 2003, Mr. Duffy has been recognized as one of the top 100 Irish Business Leaders by Irish America Magazine. Mr. Duffy attended the University of Wisconsin-Whitewater. In 2007, he received a Doctor of Humane Letters from DePaul University.

Phupinder S. Gill Age: 53 Director since: 2012	Public Directorships: First Midwest Bancorp Inc.

Mr. Gill has served as our CEO and a member of our board since May 2012. Previously he served as President since 2007 and as President and COO since 2004. Before that, Mr. Gill held positions of increasing responsibility, including Managing Director and President of CME Clearing since joining us in 1988. Mr. Gill serves on the board of the World Federation of Exchanges. He also serves as a member of our Competitive Markets Advisory Council and member of the board of directors of The Alexander Maxwell Grant Foundation.

Timothy S. Bitsberger Age: 54 Director since: 2008

Mr. Bitsberger has served as Managing Director, Official Institutions FIG Coverage Group of BNP PNA, a subsidiary of BNP Paribas, since December 2010. He previously served as senior consultant with Booz Allen Hamilton from May 2010 to November 2010. Previously, he was with BancAccess Financial from December 2009 to April 2010 and was Senior Vice President and Treasurer of Freddie Mac from 2006 to 2008. Mr. Bitsberger also was with the U.S. Treasury Department from 2001 to 2005 serving first as their Deputy Assistant Secretary for federal finance and more recently as the Assistant Secretary for financial markets. He was confirmed by the U.S. Senate as the Assistant Secretary in 2004.

Charles P. Carey Age: 60 Director since: 2007	Previous Public Directorships: CBOT Holdings, Inc.

Mr. Carey served as our Vice Chairman in connection with our merger with CBOT Holdings from 2007 until 2010. Prior to our merger, Mr. Carey served as Chairman of CBOT since 2003, as Vice Chairman from 2000 to 2002, as First Vice Chairman during 1993 and 1994 and as a board member of CBOT from 1997 to 1999 and from 1990 to 1992. Mr. Carey is a principal in the firms of Henning & Carey Trading Company and Henning-Carey Proprietary Trading LLC. He has been a member of CBOT since 1978 and was a member of the MidAmerica Commodity Exchange from 1976 to 1978.

Dennis H. Chookaszian Age: 70 Director since: 2004	Public Directorships: Allscripts Healthcare Solutions, Inc. Career Education Corporation Internet Patents Corporation	Previous Public Directorships: LoopNet, Inc.

Mr. Chookaszian served as Chairman of the Financial Accounting Standards Advisory Council from 2007 to 2011. From 1999 until 2001, Mr. Chookaszian served as Chairman and CEO of mPower, Inc., a financial advice provider focused on the online management of 401(k) plans. Mr. Chookaszian served as Chairman and CEO of CNA Insurance Companies from 1992 to 1999. During his 27-year career with CNA, Mr. Chookaszian held several management positions at the business unit and corporate levels, including President and COO from 1990 to 1992 and CFO from 1975 to 1990. Mr. Chookaszian is a registered certified public accountant.

6	Notice of Annual Meeting of Shareholders and 2014 Proxy Statement

ITEM 1—ELECTION OF EQUITY DIRECTORS (CONTINUED)

Martin J. Gepsman Age: 61 Director since: 1994

Mr. Gepsman served as Secretary of the board from 1998 to 2007. He has been a member of CME for more than 25 years. Mr. Gepsman has also been an independent floor broker and trader since 1985.

Larry G. Gerdes Age: 65 Director since: 2007	Previous Public Directorships: Access Plans, Inc. CBOT Holdings, Inc. Transcend Services, Inc.

Mr. Gerdes has served as CEO of Solo Health, a private company in Atlanta, since February 2014 and as its Executive Chairman of the Board since November 2013 and its Chairman since 2012. He also has served as general partner of Sand Hill Financial Company, a venture capital partnership, since 1983. Mr. Gerdes is also a general partner of Gerdes Huff Investments. Mr. Gerdes formerly served as Chairman from 2000 and as CEO from 1993 of Transcend Services, concluding with the sale of the company in April 2012. Mr. Gerdes is a major shareholder and President of Friesland Farms, LLC. Mr. Gerdes is a member of the Dean’s Advisory Council for The Kelley School of Business at Indiana University and serves as trustee for Monmouth College.

Daniel R. Glickman Age: 69 Director since: 2001	Previous Pubic Directorships: Hain-Celestial Corporation

Mr. Glickman has served as Executive Director of the Aspen Institute’s Congressional Program since April 2011 and as Vice President of the Aspen Institute since 2012. Mr. Glickman has been a member of the International Advisory Board of APCO since January 2013 and a Senior Advisor to American Farmland Trust since October 2013. Mr. Glickman also has served as a Senior Fellow for the Bipartisan Policy Center since July 2010. From 2004 to April 2010, Mr. Glickman served as Chairman and CEO of the Motion Picture Association of America, Inc. Mr. Glickman previously served as Director of the Institute of Politics at Harvard University’s John F. Kennedy School of Government from 2002 to 2004 and served as Senior Advisor in the law firm of Akin, Gump, Strauss, Hauer & Feld, from 2001 to 2004. He also served as U.S. Secretary of Agriculture from 1995 through 2001 and as a member of the U.S. Congress, representing a district in Kansas, from 1977 through 1995.

J. Dennis Hastert Age: 72 Director since: 2008

Mr. Hastert served as Speaker of the House of Representatives from 1999 through 2007. He served 11 terms in Congress and retired from the House of Representatives in 2007. Prior to his role as Speaker, Mr. Hastert served as Chief Deputy Majority Whip in the 104th and 105th Congress and also served as Chairman of the House of Government Reform and Oversight Subcommittee on National Security, International Affairs and Criminal Justice. Mr. Hastert was a senior member of the Energy and Commerce Committee. Mr. Hastert also served in the Illinois State Legislature from 1980-1985 and presently serves as Senior Advisor at the law firm of Dickstein Shapiro in Washington, D.C. He also spent the first 16 years of his career teaching government, history and economics at Yorkville High School.

Leo Melamed Age: 81 Director since: 1998 1967 – 1990

Mr. Melamed is the founder of financial futures and was instrumental in the creation of our CME Globex platform. He has served as CME Chairman Emeritus since 1997 and Chairman of our Strategic Steering Committee since 2001. He served as Chairman of our board from 1968 until 1973. He was founding Chairman of the International Monetary Market from 1972 until its merger with our exchange in 1976, and then CME Chairman until 1977. Mr. Melamed served as a special advisor to the company in the role of Special Counsel to our board from 1977 to 1985 and then in the role of Chairman of its Executive Committee from 1985 until 1990. From 1993 to 2001, he served as Chairman and CEO of Sakura Dellsher, Inc., a former clearing firm of CME, and currently serves as Chairman and CEO of Melamed & Associates, a global consulting group. He is founder and a permanent advisor to the National Futures Association, and a member of the International Advisory Council of the China Securities Regulatory Commission

Notice of Annual Meeting of Shareholders and 2014 Proxy Statement	7

ITEM 1—ELECTION OF EQUITY DIRECTORS (CONTINUED)

in China. He serves on the Board of Overseers of the Becker Friedman Institute of the University of Chicago and on the advisory board of Vernon & Park Capital L.P. Mr. Melamed is also a published author of a number of books pertaining to markets and the history of CME Group.

William P. Miller II Age: 58 Director since: 2003 1999 – 2002	Public Directorships: American Axle and Manufacturing Holdings, Inc.	Previous Public Directorships: Golub Capital Institutional Investor Advisory Board

Mr. Miller has served as Head of Asset Allocation with Sanabil, the Saudi Arabian Investment Company, since October 2013. Previously he served as the Senior Managing Director and Chief Financial Officer of Financial Markets International, Inc. from 2011 to October 2013. Mr. Miller previously served as the Deputy Chief Investment Officer for the Ohio Public Employees Retirement System from 2008 through 2011 and as its Senior Investment Officer, Fund Management during 2005 to 2008. He served as Senior Risk Manager for the Abu Dhabi Investment Authority from 2003 to mid-2005. Mr. Miller was a risk management advisor for the Rockefeller Foundation, a non-profit foundation and an advisor to Africa Global from 2002 to 2003. Over the 1996 to 2002 period, Mr. Miller was the Independent Risk Oversight Officer for Commonfund responsible for enterprise-wide risk management, regulatory compliance and internal audit. From 1974 through 1996, Mr. Miller held management positions in General Motors engineering, treasury and investment divisions. Mr. Miller is a chartered financial analyst and a member of the Institute of Chartered Financial Analysts. Mr. Miller previously served as a member of the PCAOB Standing Advisory Group and on the board of the Dubai International Futures Exchange, New York Futures Exchange, BTOP50 Family of Funds and the End Users of Derivatives Association. Mr. Miller also serves as one of our board representatives on the Dubai Mercantile Exchange.

James E. Oliff Age: 65 Director since: 1994 1982 – 1992	Previous Public Directorships: FFastFill, plc

Mr. Oliff has been a member of CME for more than 30 years. Mr. Oliff served as our Vice Chairman from 2002 until 2007 and as our Second Vice Chairman from 1998 until 2002. Mr. Oliff has also served as President of FILO Corp., a floor brokerage business, since 1982. Mr. Oliff previously served as Executive Director of International Futures and Options Associates from 1996 to 2005, as President and CEO of FFast Trade U.S., LLC from 2001 to 2005, as Chairman and CEO of FFastFill Inc. from 2003 to 2005 and as FFastFill’s COO from 2001 to 2003. He also served as President of LST Commodities, LLC, an introducing broker, from 1999 until 2002. He currently serves as a member of the advisory board for the MS Program in Financial Engineering at Kent State University and the advisory board of The Review of Futures Markets.

Edemir Pinto Age: 60 Director since: 2011

Mr. Pinto joined the Brazilian Mercantile & Futures Exchange (BM&F) in 1986. In 1987, he became the Derivatives Clearinghouse Officer where he was responsible for risk management, settlement, participant registration, collateral, custody, and controllership. In 1999, he was named CEO of BM&F, and in 2002 he also became the CEO of the Brazilian Commodities Exchange. Mr. Pinto was a member of the BM&F board of directors until 2007. After the integration of BM&F S.A. and Bovespa Holding, creating BM&FBOVESPA S.A., Mr. Pinto was officially appointed to the position of CEO of the combined company.

Alex J. Pollock Age: 71 Director since: 2004	Previous Public Directorships: Allied Capital Corp.

Mr. Pollock has served as our Lead Director since 2012. Mr. Pollock has served as Resident Fellow of the American Enterprise Institute in Washington, D.C. since 2004. He previously served as President and CEO of the Federal Home Loan Bank of Chicago from 1991 through 2004. He was previously President and CEO of Community Federal Savings. Mr. Pollock serves on the non-profit boards of Great Lakes Higher Education Corporation and as Chairman of the Board of the Great Books Foundation.

8	Notice of Annual Meeting of Shareholders and 2014 Proxy Statement

ITEM 1—ELECTION OF EQUITY DIRECTORS (CONTINUED)

John F. Sandner Age: 72 Director since: 1978	Public Directorships: Echo Global Logistics, Inc.	Previous Public Directorships: Click Commerce Inc.

Mr. Sandner has been a member of CME for more than 30 years. He also served as our Special Policy Advisor from 1998 to 2005 and as Chairman of our board for 13 years. Previously, Mr. Sandner served as Chairman of E*Trade Futures, LLC from 2003 through February 2013 and as President and CEO of RB&H Financial Services, L.P., a futures commission merchant and one of our former clearing firms, from 1985 to 2003. Mr. Sandner currently serves on the board of the National Futures Association and serves as one of our board representatives on the Dubai Mercantile Exchange.

Terry L. Savage Age: 69 Director since: 2003

Ms. Savage is a financial journalist, author and President of Terry Savage Productions, Ltd., which provides speeches, columns and videos on personal finance for corporate and association meetings, publications and national television programs and networks. She was a founding member of the Chicago Board Options Exchange (CBOE), and was a member of CME from 1975 to 1980.

William R. Shepard Age: 67 Director since: 1997

Mr. Shepard has been a member of CME for more than 30 years. Previously he served as our Second Vice Chairman from 2002 to 2007. Mr. Shepard is founder and President of Shepard International, Inc., a futures commission merchant.

Dennis A. Suskind Age: 71 Director since: 2008	Public Directorships: Bridgehampton National Bank	Previous Public Directorships: NYMEX Holdings, Inc.

Mr. Suskind joined J. Aron & Company in 1961 where he served as Executive Vice President and was responsible for the worldwide precious metal trading operations. In 1980, Mr. Suskind became a general partner of Goldman Sachs, upon its acquisition of J. Aron & Company, until his retirement in 1990. During his tenure in trading metals, Mr. Suskind served as Vice Chairman of NYMEX, Vice Chairman of COMEX, a member of the board of the Futures Industry Association, a member of the board of International Precious Metals Institute, and a member of the boards of the Gold and Silver Institutes in Washington, D.C. Mr. Suskind currently serves on the board of Liquid Holdings Group, Inc.

Notice of Annual Meeting of Shareholders and 2014 Proxy Statement	9

ITEM 1—ELECTION OF EQUITY DIRECTORS (CONTINUED)

DIRECTORS RETIRING FROM THE BOARD EFFECTIVE AS OF THE 2014 ANNUAL MEETING

Jackie M. Clegg Age: 51 Director since: 2007	Public Directorships: Brookdale Senior Living	Previous Public Directorships: Blockbuster, Inc. Cardiome Pharma Corp. CBOT Holdings, Inc. IPCre

Ms. Clegg previously served as a director of CBOT since 2003. As an independent board member, Ms. Clegg has chaired and served on several special committees for mergers and acquisitions as well as on numerous audit committees. Ms. Clegg serves as the Managing Partner of Clegg International Consultants, LLC, an international strategic consulting firm. Previously, she served as the Vice Chair of the board, First Vice President, and as the COO of the Export-Import Bank of the United States, the official U.S. export credit agency that assists in financing the export of U.S. goods and services to international markets. During her 29-year career in Washington, D.C., Ms. Clegg has also worked in the U.S. Congress on national security issues, foreign affairs, and international finance and monetary policy.

James A. Donaldson Age: 69 Director since: 2007	Previous Public Directorships: CBOT Holdings, Inc.

Mr. Donaldson previously served as a director of CBOT since 2004. Prior to that, Mr. Donaldson served as a partner of Kelly Grain Company, Executive Vice President and Secretary of Kelly Commodities, Inc. and a broker in the soybean oil pit. He has also been affiliated with Archer Daniels Midland and Kohlmeyer & Company. He is a veteran of the U.S. Air Force. Mr. Donaldson has been a member of CBOT since 1968 and is an independent trader.

Joseph Niciforo Age: 53 Director since: 2007	Previous Public Directorships: CBOT Holdings, Inc.

Mr. Niciforo is a principal in the firms of Henning & Carey Trading Company and Henning-Carey Proprietary Trading LLC. He previously served as Chairman of Twinfields Capital Management, a global fixed income hedge fund, from 2004 to 2009. Prior to that, Mr. Niciforo was partner and Managing Director-U.S. Fixed Income at Tudor Investment Corporation. He is a member of the Fordham Law School National board of advisors.

C.C. Odom II Age: 71 Director since: 2007	Previous Public Directorships: CBOT Holdings, Inc.

Mr. Odom previously served as a director of CBOT since 2002 and from 1979 to 1982 and as Vice Chairman in 1982. Mr. Odom is founder and sole proprietor of Odom Investments. He is a trader and has been an independent member of CBOT for more than 35 years and was a member of CBOE from 1974 to 1991. Mr. Odom served as Chairman of the board at New Orleans Commodity Exchange in 1981 and prior to that as charter director, 1979 to 1980. He served as a firm-delegated member of the New York Stock Exchange from 1971 to 1973, and a director of the International Precious Metals Institute from 1979 to 1983. Mr. Odom is the founder of CCO Venture Capital and Argent Venture Capital and the co-founder and principal of Frontier Healthcare, LLC. Mr. Odom previously served as a principal of three CBOT clearing member firms and a principal of a CBOE member clearing firm. He is the sole proprietor of the Rock’n C Ranch. Over the course of his career, Mr. Odom served on more than 40 boards of directors and board level committees of various financial services organizations.

Christopher Stewart Age: 55 Director since: 2007	Previous Public Directorships: CBOT Holdings, Inc.

Mr. Stewart previously served as director of CBOT since 2006. Mr. Stewart served as CEO of Gelber Group, LLC, a clearing member firm, from 2000 to April 2012, and was previously employed by Gelber Group since 1983. Mr. Stewart was appointed to The Rock and Roll Hall of Fame and Museum board in 2009.

10	Notice of Annual Meeting of Shareholders and 2014 Proxy Statement

ITEM 1—ELECTION OF EQUITY DIRECTORS (CONTINUED)

DIRECTOR ATTRIBUTES

We believe all of our board members have an inquisitive and objective perspective, practical wisdom and mature judgment. In addition, the following highlights the key characteristics the board believes qualifies its current members to serve the interests of our shareholders. This summary, however, is not meant to be a complete description of all of the skills and attributes of our board members. Additional details on our individual directors and director nominees are set forth in their individual biographies. The Class B nominees are nominated by a separate nominating committee. Therefore, the board has not made an assessment of the attributes of the Class B nominees who are not currently members of the board other than whether they may be classified as independent.

Attribute	Directors and Director Nominees with Attribute
Industry Experience
Possesses an understanding of our markets as a result of trading our products, serving as an officer of a firm which trades our products or working in the financial services industry.	Jeffrey M. Bernacchi Timothy S. Bitsberger Charles P. Carey James A. Donaldson Terrence A. Duffy Martin J. Gepsman	Phupinder S. Gill Bruce F. Johnson Leo Melamed William P. Miller II Joseph Niciforo C.C. Odom II	James E. Oliff Ronald A. Pankau Edemir Pinto Alex J. Pollock John F. Sandner Terry L. Savage	William R. Shepard Howard J. Siegel Christopher Stewart Dennis A. Suskind Steven E. Wollack David J. Wescott
Independence
Satisfies applicable standards of independence.	Jeffrey M. Bernacchi Timothy S. Bitsberger Raymond S. Cahnman Dennis H. Chookaszian Jackie M. Clegg James A. Donaldson Martin J. Gepsman	Larry G. Gerdes Daniel R. Glickman J. Dennis Hastert Bruce F. Johnson Gary M. Katler Peter J. Kosanovich Patrick W. Maloney	William P. Miller II Joseph Niciforo C.C. Odom II James E. Oliff Ronald A. Pankau Alex J. Pollock Robert J. Prosi	Terry L. Savage William R. Shepard Howard J. Siegel Brett C. Simons Christopher Stewart Dennis A. Suskind David J. Wescott
CFTC Public Director
Satisfies the CFTC definition of public director.	Timothy S. Bitsberger Jackie M. Clegg Larry G. Gerdes	Daniel R. Glickman J. Dennis Hastert	William P. Miller II Alex J. Pollock	Terry L. Savage Dennis A. Suskind
Government Relations/Regulatory/Public Policy
Experience interacting with our regulators and members of government or prior service in government.	Timothy S. Bitsberger Charles P. Carey Jackie M. Clegg	Terrence A. Duffy Daniel R. Glickman J. Dennis Hastert	Leo Melamed William P. Miller II	Ronald A. Pankau Alex J. Pollock
Management Experience
Experience as a chief executive officer, president or senior vice president of a company or a significant subsidiary, operating division or business unit.	Dennis H. Chookaszian Jackie M. Clegg Terrence A. Duffy	Larry G. Gerdes Phupinder S. Gill Daniel R. Glickman	James E. Oliff Ronald A. Pankau Edemir Pinto	Alex J. Pollock Christopher Stewart
Financial Expertise
Experience as a chief financial officer.	Dennis H. Chookaszian	Larry G. Gerdes	William P. Miller II
Professional Accreditations
Possesses an advanced degree.	Jackie M. Clegg Dennis H. Chookaszian Larry G. Gerdes	Daniel R. Glickman Bruce F. Johnson William P. Miller II	Leo Melamed Joseph Niciforo James E. Oliff	Alex J. Pollock John F. Sandner Steven E. Wollack
Risk Management Experience
Experience in overseeing risk management processes and procedures.	Dennis H. Chookaszian	Phupinder S. Gill	William P. Miller II
Other Public Company Directorship
Experience serving as a director of another publicly traded company.	Charles P. Carey Dennis H. Chookaszian Jackie M. Clegg James A. Donaldson Larry G. Gerdes	Phupinder S. Gill Daniel R. Glickman Bruce F. Johnson William P. Miller II	Joseph Niciforo C.C. Odom II James E. Oliff Alex J. Pollock	John F. Sandner Terry L. Savage Christopher Stewart Dennis A. Suskind

Notice of Annual Meeting of Shareholders and 2014 Proxy Statement	11

CORPORATE GOVERNANCE

CME Group is committed to implementing sound corporate governance practices that enhance the effectiveness of our board and management, promote responsible decision making and accountability and build long-term shareholder value.

Our governance committee continuously reviews corporate governance developments and best practices along with our policies and business strategies. They advise our board and management in an effort to strengthen existing governance practices and develop new policies that make us a better company. Our corporate governance principles were most recently updated in 2013.

Highlights of our corporate governance practices:

•	Eighty percent of the board is considered independent, including an independent lead director.

•	The board approved the adoption of a majority voting standard and formally adopted amendments to its bylaws and corporate governance principles which are in effect for the 2014 annual meeting.

•	Following the 2014 meeting, the board will be reduced to 24. The board anticipates that over time it will continue to reduce its size.

•	All directors are elected annually.

•	In 2013, the board adopted a policy restricting the pledging of shares of Class A common stock by board members and executive officers.

BOARD LEADERSHIP STRUCTURE

Our governance documents provide the board with the flexibility to select the appropriate leadership structure for CME Group. In making leadership determinations, the board considers many factors, including the specific needs of the business and what is in the best interests of our shareholders. Mr. Duffy serves as our Executive Chairman & President. Mr. Gill is our Chief Executive Officer reporting to Mr. Duffy. Our leadership structure also includes our lead director position, currently held by Mr. Pollock, and our strong, active board members of which more than a majority are considered independent. The lead director is appointed by the board based on the recommendation of the governance committee for a one-year term and has the following responsibilities:

•	Presides at meetings of the board if the Chairman is unavailable and at executive sessions of the board’s independent directors.

•	Presides at the board’s annual evaluation of the Chairman’s achievement of his goals and objectives.

•	Communicates to the Chairman the results of meetings at which he presides.

•	Receives direct communications from directors and/or shareholders in cases where the Chairman is unavailable or where direct communication with the Chairman may not be appropriate.

•	Confers with the Chairman, in the Chairman’s discretion, in regard to board agendas, scheduling and information distribution.

The board believes that its current structure allows it to effectively operate, represent the rights of our shareholders and create long-term value and provides a very well-functioning and effective balance between strong management leadership and appropriate safeguards and oversight by non-employee board members. The board reserves the right to make changes to its governance structure in the future as it deems appropriate.

BOARD’S ROLE IN RISK OVERSIGHT

The board has an active role, as a whole and also at the committee level, in overseeing management of our risks, with its focus on the top tier risks facing the Company. CME Group has established an enterprise risk management (ERM) program to promote and facilitate the process to evolve, align and sustain sound risk management practices at CME Group. Our ultimate objective is to help preserve and protect our enterprise value and to help increase the likelihood of achieving our financial, operational and strategic objectives. In doing so, the board understands it may not be practicable or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks to achieve the company’s goals and objectives and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.

The ERM program is led by our Managing Director, Global Chief Compliance Officer who reports to the Senior Managing Director, General Counsel and Corporate Secretary. The audit committee serves as the primary committee with responsibility for overseeing the ERM program, with our other board and functional level committees overseeing specific risks that relate to their core

12	Notice of Annual Meeting of Shareholders and 2014 Proxy Statement

CORPORATE GOVERNANCE (CONTINUED)

responsibilities, such as our clearing risk committees and our finance and compensation committees. ERM and discussions on top tier risks is a regular audit committee agenda item, whereas broad risk topics and specific risks are discussed at the board and other committees, as relevant.

In the context of the ERM program, enterprise risks are identified, assessed, measured, prioritized, and updated regularly by management through our cross-functional risk management team, made up of senior managers representing each division of our business and led by our Managing Director, Global Chief Compliance Officer. The audit committee and the board receive regular quarterly reports updating our significant enterprise risks. Additional review or reporting on our enterprise risks is conducted as needed or as requested by the board or one of its committees.

DIRECTOR INDEPENDENCE

The experience and diversity of our directors has been, and continues to be, critical to our success. Our corporate governance principles require that the board be composed of at least a majority of independent directors. Additionally, in accordance with applicable listing standards, the members of our audit, compensation, governance and nominating committees must be independent. For a director to be considered independent, the board must affirmatively determine that the director has no direct or indirect material relationship with CME Group. The board has adopted categorical independence standards, which are attached to this proxy statement as Appendix A, to assist the board in making its determinations regarding independence. These standards conform to and exceed the independence criteria specified in the listing standards of the NASDAQ. They specify the criteria by which the independence of our directors will be determined, including relationships and transactions between each director, director nominee, any member of his or her immediate family, his or her affiliates, charitable organizations with which he or she is affiliated, and us.

The board believes that all of its non-executive directors act independently of, and effectively monitor and oversee the actions of, management. Based on our categorical independence standards, at its meeting held in February 2014, the governance committee made a preliminary assessment of the independence of the directors and director nominees and based on such assessment made a recommendation to our board regarding their independence. Some of our directors are members of our exchanges, which provides them with access to our open outcry trading floors, lower trading fees, the ability to vote on certain matters relating to the operation of our trading floors and, for members of CME, the ability to elect six of our directors. Directors who are members of our exchanges may make payments directly to us or indirectly to us through our clearing firms in connection with their trading activity on an exchange. To ensure that such payments did not exceed the monetary thresholds set forth in the listing standards of the NASDAQ, the governance committee reviewed the directors’ and their affiliated clearing firms’ trading activities and relationships with our exchanges as part of its independence determination. The governance committee and the board noted that all payments were made in the ordinary course of our business, were on terms consistent with those prevailing at the time for corresponding transactions by similarly situated unrelated third parties and were not in excess of the applicable payment thresholds.

Mr. Pankau has a family member who is employed by the CME Group organization. Because the family member is not employed as an officer of the organization, the governance committee and the board do not believe it impacts his independence.

After considering information provided by the directors and director nominees in their annual questionnaires, the payments made to us relating to trading activities of directors and director nominees who are members of an exchange, as well as additional information gathered by our Office of the Secretary, the governance committee recommended and the board determined which directors and nominees should be classified as independent. All of our directors and director nominees with the exception of the following have been classified as independent.

•	Employment Relationships: Messrs. Duffy and Gill are employees of CME Group.

•	Consulting Arrangements: Mr. Melamed has a consulting relationship with CME Group. Messrs. Carey and Sandner had consulting relationships with us during the last three years.

•

Strategic Partnership and Cross-Investment: Mr. Pinto serves as the director representative of BM&FBOVESPA. BM&FBOVESPA owns approximately 5% of our outstanding Class A shares and we own approximately 5% of its shares. We have a cross-investment agreement with BM&FBOVESPA and have agreed to work together as global preferred strategic partners to advance our mutual interests in globalizing our respective businesses through jointly identifying and pursuing opportunities for strategic investments and partnerships with other international exchanges.

The list of our independent directors and director nominees is set forth on page 11.

Notice of Annual Meeting of Shareholders and 2014 Proxy Statement	13

CORPORATE GOVERNANCE (CONTINUED)

PUBLIC DIRECTORS

As the parent company of four self-regulatory organizations, we are required to ensure that we meet the core principles of the Commodity Futures Trading Commission (CFTC) which, among other things, requires that we have processes and procedures to address potential conflicts of interest that may arise in connection with the operation of our exchanges. Significant representation of individuals who do not have relationships with our exchanges, referred to as “public directors” in the CFTC regulations, play an important role in our processes to address potential conflicts of interest. The board has assessed which directors would be considered public directors based upon their lack of relationship with our exchanges and the industry per the CFTC regulations. The list of our public directors is set forth on page 11. Additionally, our market regulation oversight committee is composed solely of public directors.

EXECUTIVE SESSIONS

Our corporate governance principles require our independent directors to meet in executive session (without management and non-independent directors) on a quarterly basis. These sessions are chaired by the lead director. The chair of the executive session may, at his or her discretion, invite our Executive Chairman & President, CEO, other non-independent directors or other members of management to participate in a portion of such executive session, as appropriate.

ANNUAL ASSESSMENT OF BOARD AND COMMITTEE PERFORMANCE

As provided in our corporate governance principles, the board annually reviews its own performance, structure and processes in order to assess how effectively it is functioning. The assessment is implemented and administered by the governance committee through an annual board self-evaluation survey. In addition, the audit, compensation, finance, governance, market regulation oversight and nominating committees each conduct an annual self-assessment.

REPORTING CONCERNS TO THE AUDIT COMMITTEE

We have engaged an independent, third party, EthicsPoint, for the purpose of receiving complaints, including complaints relating to accounting, internal control over financial reporting or auditing matters. Concerns relating to financial matters are automatically referred to the chairman of the audit committee and will be handled in accordance with the procedures adopted by the audit committee. A copy of these procedures is available on our website.

CONTACTING THE BOARD OF DIRECTORS

If you would like to contact the board of directors, including a committee of the board or the independent directors as a group, you may send an email to directors@cmegroup.com. You may also communicate with the members of the board by mail addressed to an individual member of the board, the full board, a particular committee or the independent directors as a group directed to the Corporate Secretary, CME Group Inc., 20 South Wacker Drive, Chicago, Illinois 60606.

All communications received will be compiled by the Office of the Secretary and submitted to the governance committee on a quarterly basis or more frequently as appropriate. Emails received via directors@cmegroup.com are screened for junk commercial email and general solicitations. If a communication does not involve an ordinary business matter as described below and if a particular director is named, the communication will be forwarded to that director.

In order to expedite a response to ordinary business matters, the governance committee has authorized management to receive, research and respond, if appropriate, on behalf of our directors, including a particular director or its non-executive directors, to any communication regarding a product of an exchange or transactions by a clearing firm or a member of an exchange, referred to as an “ordinary business matter”. Any director may review any such communication or response thereto.

SHAREHOLDER ENGAGEMENT

Shareholders who invest in our company and elect the board of directors are entitled to open and meaningful information about our business, strategies, corporate governance and senior management compensation practices so that they can make informed decisions and knowledgeably participate in the proxy voting process. As owners of our company, you are encouraged to contact us through our provided communication channels to provide your feedback.

Shareholder engagement through participation in our annual meeting is important to us. In 2013, the quorum at our meeting exceeded 80% of our total Class A and Class B shares outstanding.

14	Notice of Annual Meeting of Shareholders and 2014 Proxy Statement

CORPORATE GOVERNANCE (CONTINUED)

CORPORATE GOVERNANCE MATERIALS

If you would like additional information about our corporate governance policies, you may view the following materials on our website at www.cmegroup.com, in the “Investor Relations – Corporate Governance” section.

•	Corporate Governance Principles

•	Board of Directors Conflict of Interest Policy

•	Board Code of Ethics

•	CME Group Charter

•	CME Group Bylaws

•	Director Independence Statement

•	Employee Code of Conduct

•	Charters for all Board Committees

We will provide copies of these materials without charge upon written request to the Corporate Secretary, CME Group Inc., 20 South Wacker Drive, Chicago, Illinois 60606. Our employee code of conduct is applicable to all of our employees, including our Executive Chairman & President, Chief Executive Officer and other senior financial officers.

DIRECTOR ATTENDANCE

The board held eight meetings during 2013. All directors attended at least 75% of the combined total meetings of the full board and the committees on which he or she served. Additionally, we hold an annual all-day meeting of our board and management to discuss the overall strategic objectives of CME Group.

We strongly encourage, but do not require, our directors to attend the annual meeting. Last year, 27 of the 30 directors on the board at that time attended the annual meeting of shareholders.

BOARD COMMITTEES

The board of directors has eight committees: audit; compensation; executive; finance; governance; market regulation oversight; nominating and strategic steering. The responsibilities of each committee are summarized in this proxy statement and described in more detail in each committee’s written charter. Copies of these charters are available on our website.

In the following descriptions of the committee composition, the chairman is designated with a “C”, the independent members are designated with an “I” and public directors are indicated with a “P.”

Audit Committee

NUMBER OF MEETINGS IN 2013: 11

COMMITTEE MEMBERS:

•	Dennis H. Chookaszian (C,I)
•	Jeffrey M. Bernacchi (I)
•	Jackie M. Clegg (I,P)
•	Larry G. Gerdes (I,P)
•	William P. Miller II (I,P)
•	Terry L. Savage (I,P)
•	Dennis A. Suskind (I,P)

The audit committee is a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act (Exchange Act) and assists the board in fulfilling its oversight responsibilities with respect to the integrity of our financial statements, our compliance with legal and regulatory requirements, the qualification and independence of our independent registered public accounting firm, the performance of our internal audit functions and our external auditors and the effectiveness of our internal controls.

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CORPORATE GOVERNANCE (CONTINUED)

The committee performs this function by monitoring our financial reporting process and internal controls and by assessing the audit efforts of the external auditors and the internal audit department. The committee has ultimate authority and responsibility to appoint, retain, compensate, evaluate, and where appropriate, replace the external auditors. The audit committee also serves as the primary committee with responsibility for overseeing our ERM program as discussed in more detail on page 12. The committee also oversees the effectiveness of our corporate compliance and ethics program.

Compensation Committee

NUMBER OF MEETINGS IN 2013: 8

COMMITTEE MEMBERS:

•	J. Dennis Hastert (C,I,P)
•	Timothy S. Bitsberger (I,P)
•	James A. Donaldson (I)
•	Martin J. Gepsman (I)
•	Larry G. Gerdes (I,P)
•	Daniel R. Glickman (I,P)
•	William R. Shepard (I)

The compensation committee assists the board in fulfilling its responsibilities in connection with the compensation of board members and senior management and oversees the compensation programs for our employees. It performs this function by establishing and overseeing our compensation programs, approving compensation for our senior management group, recommending to the board the compensation of board members who are not officers of us, overseeing the administration of our equity award plans and approving the filing of the Compensation Discussion and Analysis section in accordance with applicable rules and regulations of the SEC for inclusion in our proxy statements.

Executive Committee

NUMBER OF MEETINGS IN 2013: 2

COMMITTEE MEMBERS:

•	Terrence A. Duffy (C)
•	Phupinder S. Gill
•	Charles P. Carey
•	Daniel R. Glickman (I,P)
•	Leo Melamed
•	Joseph Niciforo (I)
•	C.C. Odom II (I)
•	Alex J. Pollock (I,P)
•	John F. Sandner
•	William R. Shepard (I)

The executive committee exercises the authority of the board when the board is not in session, except in cases where action of the entire board is required by our articles of incorporation, bylaws or applicable law.

The committee may also review and provide counsel to management regarding material policies, plans or proposals prior to submission of such items to the board. The executive committee is also responsible for conducting the annual performance evaluation of our CEO and presenting its conclusions to the board during an executive session.

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CORPORATE GOVERNANCE (CONTINUED)

Finance Committee

NUMBER OF MEETINGS IN 2013: 4

COMMITTEE MEMBERS:

•	Larry G. Gerdes (C,I,P)
•	Dennis H. Chookaszian (I)
•	William P. Miller II (I,P)
•	James E. Oliff (I)
•	Ronald A. Pankau (I)
•	Alex J. Pollock (I,P)
•	William R. Shepard (I)
•	Dennis A. Suskind (I,P)

The finance committee assists the board in fulfilling its oversight responsibilities with respect to our financial policies, strategies, capital structure and annual operating and capital budget.

Governance Committee

NUMBER OF MEETINGS IN 2013: 6

COMMITTEE MEMBERS:

•	Daniel R. Glickman (C,I,P)
•	Dennis H. Chookaszian (I)
•	Jackie M. Clegg (I,P)
•	Larry G. Gerdes (I,P)
•	J. Dennis Hastert (I,P)
•	Alex J. Pollock (I,P)

The governance committee assists the board by making recommendations on our corporate governance practices. The committee reviews and recommends changes to our corporate governance principles and other policies in the area of corporate governance and establishes a culture of compliance and ethics within the organization through its oversight of board governance policies and the employee code of conduct.

Market Regulation Oversight Committee

NUMBER OF MEETINGS IN 2013: 6

COMMITTEE MEMBERS:

•	William P. Miller II (C,I,P)
•	Timothy S. Bitsberger (I,P)
•	Jackie M. Clegg (I,P)
•	Alex J. Pollock (I,P)
•	Terry L. Savage (I,P)

The market regulation oversight committee assists the board with its oversight of matters relating to our operation of four exchanges that are self-regulatory organizations. The committee provides independent oversight of the policies and programs of our regulatory functions relating to our operations of designated contract markets, designated clearing organizations and a U.S. swap data repository and their senior management and compliance officers to ensure effective administration of our self-regulatory responsibilities.

Notice of Annual Meeting of Shareholders and 2014 Proxy Statement	17

CORPORATE GOVERNANCE (CONTINUED)

Nominating Committee

NUMBER OF MEETINGS IN 2013: 6

COMMITTEE MEMBERS:

•	Alex J. Pollock (C,I,P)
•	Martin J. Gepsman (I)
•	Larry G. Gerdes (I,P)
•	J. Dennis Hastert (I,P)
•	William R. Shepard (I)

The nominating committee reviews qualifications of potential candidates for Equity director and recommends to the board the slate for election at our annual meetings.

Strategic Steering Committee

NUMBER OF MEETINGS IN 2013: 5

COMMITTEE MEMBERS:

•	Leo Melamed (C)
•	William R. Shepard (Vice C, I)
•	Charles P. Carey
•	Terrence A. Duffy
•	Martin J. Gepsman (I)
•	Phupinder S. Gill
•	J. Dennis Hastert (I,P)
•	Joseph Niciforo (I)
•	C.C. Odom II (I)
•	James E. Oliff (I)
•	John F. Sandner
•	Howard J. Siegel (I)
•	Christopher Stewart (I)

The strategic steering committee assists and provides guidance to management and the board in fulfilling its responsibilities to oversee our long-range direction, corporate strategy and competitive position. The committee analyzes market trends, growth patterns and the impact of innovations that may create opportunity or risk for us.

18	Notice of Annual Meeting of Shareholders and 2014 Proxy Statement

ITEM 2—RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2014

You are being asked to vote on the ratification of the appointment of Ernst & Young to serve as our independent registered public accounting firm for 2014. Ernst & Young served as our accounting firm in 2013.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2014.

The audit committee has appointed Ernst & Young as CME Group’s independent registered public accounting firm for 2014. We are not required to have the shareholders ratify the selection of Ernst & Young as our independent auditor. We nonetheless are doing so because we believe it is a matter of good corporate practice. If the shareholders do not ratify the selection, the audit committee will reconsider whether or not to retain Ernst & Young, but may choose to retain such independent auditor. Even if the selection is ratified, the audit committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interests of CME Group and its shareholders. Representatives of Ernst & Young will be present at the annual meeting and will have the opportunity to make a statement and be available to respond to appropriate questions by shareholders. In connection with the audit of our 2013 financial statements, we entered into an engagement letter with Ernst & Young which set forth the terms by which Ernst & Young would perform audit services for us and which did not include any limitations of liability for punitive damages. We expect to enter into a similar engagement letter with Ernst & Young for 2014.

AUDIT COMMITTEE POLICY FOR APPROVAL OF AUDIT AND PERMITTED NON-AUDIT SERVICES

The audit committee is responsible for the appointment, retention, compensation and oversight of our independent registered public accounting firm. The audit committee has adopted policies and procedures for pre-approving all services (audit and non-audit) performed by our independent registered public accounting firm. In accordance with such policies and procedures, the audit committee is required to pre-approve all audit and non-audit services to be performed by the independent registered public accounting firm in order to ensure that the provision of such services is in accordance with the rules and regulations of the SEC and does not impair the registered public accounting firm’s independence. Under the policy, pre-approval is generally provided for up to one year, any pre-approval is detailed as to the particular service or category of services and is subject to a specific budget. In addition, the audit committee may pre-approve additional services on a case-by-case basis. The audit committee has delegated specific pre-approval to the chairperson of the audit committee provided the estimated fee of the proposed service does not exceed $100,000. The chairperson must report any decisions to the audit committee at its next scheduled meeting. Periodically, but not less than quarterly, our controller provides the audit committee with a report of audit and non-audit services provided and expected to be provided by the independent registered public accounting firm. A copy of our audit and non-audit services policy is available on our website.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Fees paid to Ernst & Young for each of the last two fiscal years are listed in the following table.

Service Provided	2013	2012
Audit(1)	$2,251,657	$2,776,808
Audit-Related Fees(2)	—	—
Tax Fees(3)	888,729	1,151,557
All Other Fees	40,000	—
Total	$3,180,386	$3,928,365

(1)	The aggregate fees for professional services rendered for the integrated audit of the consolidated financial statements of CME Group and, as required, audits of various domestic and international subsidiaries and other agreed-upon procedures.

(2)	The aggregate fees for assurance and related services, including internal control and financial compliance reports and agreed-upon procedures not required by regulation.

(3)	The aggregate fees for services rendered for tax return preparation, tax advice and other international, federal and state projects. In 2013, tax compliance and preparation fees were $163,455.

The audit committee has considered whether the provision of non-audit services is compatible with maintaining the registered public accounting firm’s independence. All of the projects included in the above fee table were pre-approved by the audit

Notice of Annual Meeting of Shareholders and 2014 Proxy Statement	19

ITEM 2—RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2014 (CONTINUED)

committee in accordance with our audit and non-audit services policy. In providing their pre-approval, the audit committee approves the proposed fees for the particular engagement. Any services exceeding pre-approved cost levels will require specific additional pre-approval by the audit committee unless such additional costs are less than the lessor of (i) $25,000 and (ii) 10% of the original cost estimate of the services previously approved. Any such cost overruns will be included as an informational item at the next audit committee meeting.

AUDIT COMMITTEE FINANCIAL EXPERTS

The board has determined that Messrs. Chookaszian, Gerdes and Miller meet the SEC’s definition of an audit committee financial expert.

Mr. Chookaszian

Mr. Chookaszian is considered to have each of the attributes of an audit committee financial expert based upon his prior service as CFO of CNA for 15 years, through his supervision of the CFO for nine years when he was CEO of CNA and CEO of mPower, and through his service as a public accountant for eight years with Deloitte and Touche. Mr. Chookaszian has been a member of our audit committee since 2004 and previously served as chairman of the Financial Accounting Standards Advisory Council, the group that provides advice to the Financial Accounting Standards Board (FASB) on their agenda and the effectiveness of accounting standards. Mr. Chookaszian also teaches a course on Corporate Governance and Accounting Standards and Controls at the University of Chicago Booth School of Business, Cheung Kong University in China, and the Indian Institute of Professional Management in India. Throughout his career, he has served on the audit committee of seven other public and private organizations. He is also a member of the XBRL Advisory Council, which is the group that provides advice to the International Accounting Standards Board on the development of XBRL standards. He also currently serves on the Financial Crisis Advisory Group that provides advice to the G20 and to world-wide standards setters and regulators on the financial reporting issues related to the recent financial crisis and corrective actions. He has served in the past on numerous accounting related boards, including the American Institute of CPAs (AICPA) Insurance Companies Accounting Standards Committee, the AICPA Group of 100, several FASB task forces, the Statement on Auditing Standards 99 task force on Internal Control Fraud Standards, and the Public Oversight Board Blue Ribbon Panel on Audit Effectiveness.

Mr. Gerdes

Mr. Gerdes is considered to have each of the attributes of an audit committee financial expert based upon his service as the CEO of a public company for more than 15 years, which included oversight of the CFO, and his service in the role of CFO for 10 years, six of which were at a public company. Mr. Gerdes has a Bachelor’s of Science and a Masters of Business Administration in Finance, which included courses in accounting. Mr. Gerdes has been a member of our audit committee since joining our board in 2007. He has served on audit committees of four other public companies over the past 15 years. Mr. Gerdes also is the founder of Gerdes Huff Investments.

Mr. Miller

Mr. Miller is considered to have each of the attributes of an audit committee financial expert primarily based upon his background and experience in preparing, modeling and analyzing financial statements in accordance with generally accepted accounting principles, which required him to develop and assess projected financial estimates, accruals and reserves. Mr. Miller has also been responsible for internal audit and compliance functions at Commonfund Group. Mr. Miller currently serves as chairman of the audit committee for American Axle and Manufacturing and has served as Chairman of the audit and risk management committee of the Dubai International Financial Exchange, Chairman of the audit and risk management committee of the BTOP 50, and Chairman of the audit committee of the New York Futures Exchange, a subsidiary of the New York Stock Exchange. Mr. Miller has served as a member of the Public Company Accounting Oversight Board Standing Advisory Group and has testified before both the U.S. Congress and FASB on accounting and disclosure matters. Mr. Miller holds the Chartered Financial Analyst (CFA) designation and is a member of the CFA Institute. Mr. Miller has a Master’s of Business Administration from the Wharton Graduate Division of the University of Pennsylvania. He has served as a member of our audit committee since 2003.

REQUIRED VOTE

Must receive a “FOR” vote from the holders of a majority of the shares of our Class A and Class B common stock present in person or represented by proxy and entitled to vote on this matter at the annual meeting voting together as a single class.

20	Notice of Annual Meeting of Shareholders and 2014 Proxy Statement

REPORT OF THE AUDIT COMMITTEE

The audit committee oversees our financial reporting process on behalf of the board of directors. The audit committee currently consists of seven independent directors as defined in the listing standards of the NASDAQ. Its duties and responsibilities are set forth in the audit committee charter approved by our board of directors which is available on our website. As previously discussed, the board of directors has determined that Messrs. Chookaszian, Gerdes and Miller meet the SEC’s definition of audit committee financial expert.

As set forth in more detail in the audit committee charter, the primary responsibilities of the audit committee fall into three broad categories:

•	To serve as an independent and objective party to monitor our financial reporting process and internal control system.

•	To review and evaluate the audit efforts of the independent registered public accounting firm and internal audit function.

•	To provide an open avenue of communication among the independent registered public accounting firm, financial and senior management, the internal audit function and the board of directors.

The audit committee, during the course of each fiscal year, devotes the attention that it deems necessary and appropriate to each of the matters assigned to it under the audit committee charter. To carry out its responsibilities, the audit committee met 11 times during fiscal year 2013 and three times during 2014 with regard to fiscal year 2013.

In the course of fulfilling its responsibilities, the audit committee has:

•

Reviewed and discussed with management and Ernst & Young all financial statements prior to their issuance and any significant accounting issues and been advised by management that all financial statements were prepared in accordance with U.S. generally accepted accounting principles.

•	Discussed with our senior management and Ernst & Young the process used for certifications by our CEO and CFO, which are required for certain of our filings with the SEC.

•	Reviewed and discussed with management the audit committee charter.

•

Discussed with representatives of Ernst & Young the matters required to be discussed pursuant to Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board (PCAOB) in Rule 3200T.

•

Received the written disclosures and the letter from Ernst & Young required by the applicable requirements of the PCAOB regarding the accounting firm’s communications with the audit committee concerning independence.

•	Discussed with Ernst & Young its independence from the company and management.

•	Reviewed payments to and pre-approved services of Ernst & Young in accordance with the audit and non-audit services policy.

•	Considered whether the provision by Ernst & Young of non-audit services is compatible with maintaining their independence.

Based on the foregoing, the audit committee recommended to the board of directors, and the board has approved, that the audited consolidated financial statements be included in CME Group’s annual report on Form 10-K for the year ended December 31, 2013, for filing with the SEC. The audit committee also selected Ernst & Young as the independent registered public accounting firm for fiscal year 2014. The board is recommending that shareholders ratify that selection at the annual meeting.

Management is responsible for the preparation, presentation and integrity of the financial statements; accounting and financial reporting principles; establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rule 13a-15(e)); establishing and maintaining internal control over financial reporting (as defined in Exchange Act Rule 13a-15(f)); evaluating the effectiveness of the disclosure controls and procedures and the internal control over financial reporting; and evaluating any change in internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, internal control over financial reporting.

Notice of Annual Meeting of Shareholders and 2014 Proxy Statement	21

REPORT OF THE AUDIT COMMITTEE (CONTINUED)

Ernst & Young, our independent registered public accounting firm, is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with U.S. generally accepted accounting principles, as well as providing an attestation report on our internal control over financial reporting.

The Audit Committee—2013

Dennis H. Chookaszian, Chairman

Jeffrey M. Bernacchi

Jackie M. Clegg

Larry G. Gerdes

William P. Miller II

Terry L. Savage

Dennis A. Suskind

22	Notice of Annual Meeting of Shareholders and 2014 Proxy Statement

ITEM 3—ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

You are being asked to vote on a non-binding advisory proposal on our executive compensation program for our named executive officers as described in our Compensation Discussion and Analysis beginning on page 42 and Executive Compensation tables beginning on page 58.

OUR BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

The board and the compensation committee are committed to sound governance practices and recognize the interest our shareholders have expressed on CME Group’s executive compensation program. As part of that commitment, and pursuant to Section 14A of the Exchange Act, our shareholders are being asked to approve an advisory resolution on the compensation of the named executive officers, as reported in this proxy statement. We plan to include these advisory resolutions on an annual basis.

This proposal, commonly known as the “say on pay” proposal, gives you the opportunity to endorse our 2013 executive compensation program and policies for the named executive officers through a vote “FOR” the approval of the following resolution:

RESOLVED, that the shareholders of CME Group approve, on an advisory basis, the compensation of CME Group’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC in the proxy statement for the CME Group 2014 annual shareholders meeting (which disclosure includes the Compensation Discussion and Analysis, the Executive Compensation tables and any related material).

This vote is not intended to address any specific item of compensation, but rather our overall compensation policies and procedures relating to the named executive officers. Accordingly, your vote will not directly affect or otherwise limit any existing compensation or award arrangement of any of the named executive officers. Because your vote is advisory, it will not be binding on the board. The board and the compensation committee, however, will take into account the outcome of the “say on pay” vote when considering future compensation arrangements.

REQUIRED VOTE

Must receive a “FOR” vote from the holders of a majority of the shares of our Class A and Class B common stock present in person or represented by proxy and entitled to vote on this matter at the annual meeting voting together as a single class to be deemed approved.

Notice of Annual Meeting of Shareholders and 2014 Proxy Statement	23

ITEM 4—APPROVAL OF AN AMENDMENT TO OUR DIRECTOR STOCK PLAN

You are being asked to vote on a proposal to approve an amendment to our Director Stock Plan primarily to extend its expiration to May 21, 2024. The Director Stock Plan was last approved by shareholders in 2009.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF

THE AMENDMENT TO THE DIRECTOR STOCK PLAN.

This summary does not contain all of the information that may be important to you. A copy of the complete text of the Director Stock Plan as it is proposed to be amended and restated is included in Appendix B to the proxy statement, and the following description is qualified in its entirety by reference to the text of the plan. You are urged to read the Director Stock Plan as it is proposed to be amended and restated in its entirety.

FACTORS TO CONSIDER

Key Component of Compensation. Our non-executive board members are compensated with a combination of cash and equity for their services. We believe that providing our board members with equity serves to align their interests with those of our shareholders. A detailed description of our compensation program for our non-executive board members is on page 67.

Historical Grant Information. We currently have authorization to issue up to 625,000 shares of Class A common stock under the plan (adjusted to reflect the five-for-one stock split), of which 364,302 shares remained available for future grants as of December 31, 2013. In June 2013, we granted an aggregate of 27,168 shares to 27 non-executive directors under the plan. Since the adoption of the plan, we have granted an aggregate of 260,698 shares of Class A common stock all of which were granted to non-executive directors of the CME Group board. While the use of equity is an important part of our compensation program, we are mindful of our responsibility to our shareholders in granting equity awards. As part of this proposal, we are not seeking to increase the number of shares authorized under the plan.

The number of options and shares granted under our Omnibus Stock Plan and Director Stock Plan, as a percentage of our shares outstanding is referred to as our burn rate, and is set forth below for the preceding three years:

2013	0.25%
2012	0.32%
2011	0.64%

As a point of reference, the burn rate for our peer group ranged from 0.5% to 7.4% in 2012, with a median burn rate of 1.9%.

Our total overhang, calculated by dividing the number of shares subject to outstanding awards plus shares available for grant under our Omnibus Stock Plan and Director Stock Plan (the numerator) by the number of common shares outstanding plus the number of shares in the numerator was approximately 7.1% as of December 31, 2013. As a point of reference, the total overhang for companies in our peer group ranged from 1.7% to 22.3% in 2012, with a median overhang of 10.7%.

SUMMARY OF KEY AMENDMENTS

Extension of the Term. We propose extending the term of the plan so awards can continue to be made under the plan until May 21, 2024.

Adjustments. Adds extraordinary dividends to the list of events where the compensation committee shall determine whether adjusting shares available under the plan and any outstanding awards is appropriate.

KEY PROVISIONS OF THE PLAN

No Stock Option Repricing/Exchange. The plan does not permit the repricing of options or the exchange of underwater options for cash or other awards without shareholder approval.

No Discounted Awards. Awards having an exercise price cannot be granted with an exercise price less than the fair market value on the date of grant.

24	Notice of Annual Meeting of Shareholders and 2014 Proxy Statement

ITEM 4—APPROVAL OF AN AMENDMENT TO OUR DIRECTOR STOCK PLAN (CONTINUED)

No Evergreen Provision. There is no “evergreen” feature pursuant to which the shares authorized for issuance under the plan can be automatically replenished.

Material Amendments Require Shareholder Approval. Material changes, including increasing the number of authorized shares, changes to the restrictions on repricing and the pricing of options below market value, require shareholder approval.

Administered by an Independent Committee. The plan is administered by our independent compensation committee.

ESTIMATED EQUITY AWARDS

In accordance with our current director compensation program, non-executive directors receive an annual cash stipend of $25,000 and an annual equity award with a value of $75,000. Directors may elect to receive additional shares in lieu of all or part of their cash stipend. Awards under the plan are granted at the discretion of the compensation committee. While it is not possible to determine at this time the amount of any awards that may be made under the plan in the future, the following is an estimate of our next annual grant, which will be made in June 2014. Shares granted are not subject to any vesting requirements.

	Dollar Value(1)(2)	Number of Shares(2)
Non-Executive Director Group (21 persons)	$1,575,000	20,074

(1)	The dollar value was calculated based on the closing price of our Class A common stock on December 31, 2013 of $78.46.

(2)	Based on grants made to 21 non-executive directors with a value of $75,000 each. Following the annual meeting, our board will be comprised of 24 individuals. Messrs. Duffy and Gill as executives of the Company do not receive grants under the Director Stock Plan. Mr. Pinto, who holds a contractually appointed position on the board, does not receive compensation for his service.

ADDITIONAL INFORMATION ABOUT THE PLAN

This description of the plan is qualified in its entirety by reference to the text of the amended plan set forth in Appendix B.

Shares Reserved under the Plan. A total of 625,000 shares have been reserved for future awards under the plan (of which 364,302 remained available for grant as of December 31, 2013), subject to adjustment in the event of stock dividends, extraordinary cash dividends, stock splits, combination of shares, recapitalizations or other changes in the outstanding common stock. The shares issuable under the plan may be drawn from either authorized but previously unissued shares of common stock or from reacquired shares of common stock.

Administration of the Plan. The plan is administered by the compensation committee. The compensation committee has, among other powers, the exclusive power to interpret and administer the plan and to grant awards under the plan. The compensation committee’s authority includes determining the types and terms of the awards to be granted and selecting award recipients from among persons eligible to participate in the Director Stock Plan.

Awards under the Plan.

Restricted Stock Awards. The compensation committee may award shares of our Class A common stock that may be subject to certain restrictions. The compensation committee shall fix any restrictions on transfer and forfeiture conditions and the restriction period applicable to each restricted share award. The recipient of a restricted share award will be unable to dispose of the shares prior to the expiration of the restricted period. Unless otherwise provided by the compensation committee, the term of restriction for a restricted share award shall be one year. During the period of restriction, the recipient shall be entitled to vote the shares and receive any cash dividends and other distributions on such shares. The compensation committee may also grant unrestricted shares under the plan.

Stock Options. The compensation committee may grant rights to purchase a specified number of shares of Class A common stock at a specified exercise price and subject to the terms and conditions set forth in the option grant. At the time the option is granted, the compensation committee will determine the number of shares subject to the option, the exercise (or purchase) price per share, the period during which the option may be exercised and the restrictions and conditions on and to that exercise. However, the exercise price of each option will be at least equal to the market value of our common stock on the date of grant and no option may be exercised more than three years after termination of a director’s service on the board or ten years from the

Notice of Annual Meeting of Shareholders and 2014 Proxy Statement	25

ITEM 4—APPROVAL OF AN AMENDMENT TO OUR DIRECTOR STOCK PLAN (CONTINUED)

date of grant, whichever is later. Payment of the exercise price of a stock option may be in cash, common stock owned by the participant, other consideration permitted by the compensation committee, withholding shares otherwise issuable with the consent of the compensation committee or by a combination of the foregoing. As of March 6, 2014, the last business day before we filed this proxy statement, the closing price of our Class A common stock was $76.76.

Other Stock-Based Awards. Under the plan, the compensation committee has the right to grant other awards of common stock or awards otherwise based on common stock or in cash in its sole discretion.

Upon a change in control as defined in, and subject to certain limitations under the plan, all outstanding awards will vest, become immediately exercisable or payable or have all restrictions lifted as may apply to the type of award granted.

Eligible Participants

Only non-executive board members are eligible to participate in the plan. As of December 31, 2013, there were 27 eligible participants. However, following the annual meeting there will be 21 actual participants.

Transferability

Except as otherwise authorized by the compensation committee, no awards and no shares of common stock that have not been issued or to which any applicable restriction has not lapsed may be sold, assigned, transferred, pledged or otherwise encumbered other than by will or the laws of descent and distribution.

Term of the Plan

The plan’s current expiration date is April 27, 2015. We are seeking shareholder approval to extend the term of the plan to May 21, 2024.

Federal Income Tax Consequences

The following is only a brief summary of the effect of U.S. federal income taxation on the award recipient and on the Company of an equity award under the Director Stock Plan and this summary does not discuss the income tax laws of any other jurisdiction (such as municipality or state) in which the recipient of the award may reside. This summary is based on the tax laws in effect on the date of this proxy statement. Changes to these laws could alter the tax consequences described below.

Unrestricted Shares of Common Stock. Generally, the grantee will recognize ordinary income upon the receipt of shares equal to the value of the stock on the date of grant. The Company will be entitled to a corresponding deduction on its income tax return. Upon the sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the date of grant. The capital gain or loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.

Stock Options. Generally, no federal income tax is payable by a participant upon the grant of a non-qualified stock option with an exercise price at least equal to the market value of the underlying stock and no deduction is taken by the Company at the grant date. Under current tax laws, if a participant exercises a non-qualified stock option, he or she will be taxed as ordinary income on the difference between the market value of the shares received at the time of exercise and the option price. The Company will be entitled to a corresponding deduction on its income tax return. Upon the sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the stock was exercised. The capital gain or loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.

Restricted Stock. Generally, a grant of restricted shares will not result in income for the grantee or in a deduction for the Company for federal tax purposes, assuming the shares transferred are subject to transfer restrictions and a “substantial risk of forfeiture.” Upon the lapse of such restrictions, the grantee will recognize ordinary income equal to the then current value of the shares. Dividends, if any, paid to the grantee while the stock remains subject to restriction will be treated as compensation for federal income tax purposes. At the time the restrictions lapse, the grantee will receive ordinary income, and the Company will be entitled to a deduction measured by the market value of the shares at the time of lapse. When the stock is sold, the participant will have

26	Notice of Annual Meeting of Shareholders and 2014 Proxy Statement

ITEM 4—APPROVAL OF AN AMENDMENT TO OUR DIRECTOR STOCK PLAN (CONTINUED)

capital gain or loss equal to the sales proceeds less the value of the stock on the vesting date. Any capital gain or loss will be long-term if the participant held the stock for more than one year from the vesting date and otherwise will be short-term.

REQUIRED VOTE

Must receive a “FOR” vote from the holders of a majority of the shares of our Class A and Class B common stock present or in person or represented by proxy and entitled to vote on this matter at the annual meeting voting together as a single class to be approved. For purposes of satisfying applicable NASDAQ rules, the total votes cast on this proposal must represent greater than 50% of all shares of our Class A and Class B common stock outstanding and entitled to vote.

Notice of Annual Meeting of Shareholders and 2014 Proxy Statement	27

ITEM 5—APPROVAL OF AN AMENDMENT TO OUR INCENTIVE PLAN FOR OUR NAMED EXECUTIVE OFFICERS

You are being asked to vote on a proposal to approve an amendment to our Incentive Plan for Named Executive Officers to meet the requirements of Section 162(m) of the Internal Revenue Code (Code), which requires, among other things, incentive plans to be approved by shareholders every five years. This plan was last approved by shareholders in 2009. We are seeking shareholder approval to extend the term of the plan another five years to May 21, 2019 consistent with Section 162(m).

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF

THE AMENDMENT TO OUR INCENTIVE PLAN FOR NAMED EXECUTIVE OFFICERS.

This summary does not contain all of the information that may be important to you. A copy of the complete text of the Incentive Plan for Named Executive Officers as it is proposed to be amended and restated is included in Appendix C to the proxy statement, and the following description is qualified in its entirety by reference to the text of the plan. You are urged to read the Incentive Plan for Named Executive Officers as it is proposed to be amended and restated in its entirety.

FACTORS TO CONSIDER

Awards under the Plan are intended to Qualify as Performance-Based Compensation

Awards may be made under the Incentive Plan for Named Executive Officers that are intended to qualify for the performance-based exclusion from the deduction limitations imposed pursuant to Section 162(m) of the Code. In general, Section 162(m) of the Code limits a company’s ability to deduct compensation in excess of $1 million annually to its named executive officers (other than the chief financial officer). This limitation does not apply to performance-based compensation such as annual bonus awards which may be provided pursuant to this plan. For additional information on Section 162(m) of the Code see the section of this proxy statement entitled Compensation Discussion and Analysis—Tax and Accounting Implications—Limit on Tax-Deductible Compensation on page 56.

SUMMARY OF KEY AMENDMENTS

Extension of the Term. We propose extending the term of the plan for an additional five years until May 21, 2019 in accordance with Section 162(m).

Additional Performance Metrics. To ensure we have the appropriate flexibility to design our annual incentives, we are adding additional performance metrics to the plan.

KEY PROVISIONS OF THE PLAN

Plan Term. Five years from date of shareholder approval.

Eligible Participants. All employees of CME Group and its subsidiaries are eligible participants. On an annual basis, the compensation committee appoints certain highly compensated executive officers as participants in the plan.

Purpose. The purpose of the plan is to align the interests of our senior management with those of our shareholders by encouraging senior management to achieve goals intended to increase shareholder value. Additionally the plan is designed to serve as a qualified performance-based compensation program under Section 162(m) of the Code, in order to preserve our tax deduction for compensation paid under the plan.

Administration. The plan is administered by the compensation committee of the board of directors, which consists solely of “outside directors” within the meaning of Section 162(m) of the Code.

Performance Factors. The plan provides that the compensation committee will determine the criteria and objectives (Performance Factors) that must be met during the applicable performance period in order for a participant to earn an award under the plan. These Performance Factors as per the proposed amendments may include any or all of the following or any combination thereof: annual daily volume, cash earnings, cash earnings per share, cash earnings margin, cash flow return, customer satisfaction,

28	Notice of Annual Meeting of Shareholders and 2014 Proxy Statement

ITEM 5—APPROVAL OF AN AMENDMENT TO OUR ANNUAL INCENTIVE PLAN FOR OUR NAMED EXECUTIVE OFFICERS (CONTINUED)

earnings before interest taxes depreciation and amortization, earnings before interest taxes depreciation and amortization margins, earnings per share, economic value added, expense reductions, expense targets, free cash flow, gross or operating margins, margins, market share, net earnings or income (before or after taxes), operating cash flow, operating efficiency, operating expenses, operating income, productivity ratios, return on assets, return on capital, return on equity, return on investment, revenue, share price, total shareholder return, and working capital or any increase or decrease of one or more of the foregoing over a specified period. The Performance Factors may relate to the performance of CME Group or that of a subsidiary, any portion of the business, product line, or a combination of the foregoing and may be expressed on an aggregate, per share or per unit basis. The Performance Factors may be expressed in terms of attaining a specified level of the particular criteria, the attainment of a percentage increase or decrease in the particular criteria, or may be applied relative to a market index, a group of other companies or their subsidiaries, business units or product lines. Performance Factors may include minimum, target and maximum levels of performance.

By voting for the amendment to the plan, you are specifically approving the use of the performance goals listed above under the plan.

Maximum Bonuses. No participant may receive an award under the plan in excess of $5,000,000 in any calendar year. This limitation does not limit amounts which may be paid to participants outside of the plan, subject to the limitation described in the following paragraph.

Limitation on Compensation Committee’s Discretion. The compensation committee does not have the authority to increase the amount of the award payable upon attainment of a Performance Factor, but the committee may, in its discretion, reduce or eliminate the amount payable to such an individual.

Certification of Performance Goal Attainment. Before any awards for a particular performance period can be paid, the compensation committee must certify the extent to which Performance Factors and any other material terms of the plan were satisfied.

Amendments/Termination of the Plan. The plan may be amended or terminated by the board of directors, provided that no amendment of the plan may be made without the approval of shareholders if shareholder approval is required in order for awards under the plan to continue to qualify for the performance-based compensation exception to Section 162(m) of the Code.

Benefits under the Plan. The compensation committee approves the Performance Factors under the plan. As discussed in the Compensation Discussion and Analysis on pages 49 through 51, the performance metric for 2014 is the achievement of cash earnings. Bonuses are granted based on a percentage of an employee’s salary and are subject to the attainment of the applicable performance goal and the compensation committee’s discretion to reduce awards otherwise payable under the plan. As a result, bonus awards that might be received by participants in the plan for 2014 are not determinable.

The following table sets forth for illustrative purposes the estimated 2014 bonus awards for each of the named executive officers other than our chief financial officer.

Estimated Bonus Awards for 2014 Plan Participants(1)
Phupinder S. Gill	$1,000,000
Terrence A. Duffy	1,250,000
Bryan T. Durkin	700,000
Kimberly S. Taylor	700,000

(1)	Under our compensation program as described in more detail in the Compensation and Discussion and Analysis section of this proxy statement, bonuses are based upon a multiple of base earnings and the achievement of cash earnings. The calculation assumes the achievement of cash earnings at the target level.

If the plan is not approved by shareholders, the 2014 bonus opportunities approved pursuant to the plan will be forfeited. However, the committee reserves the right to provide alternative bonus opportunities for such individuals which would not be eligible for treatment as performance-based compensation under Section 162(m).

REQUIRED VOTE

Must receive a “FOR” vote from the holders of a majority of the shares of our Class A and Class B common stock present or represented by proxy and entitled to vote on this matter at the annual meeting voting together as a single class to be approved.

Notice of Annual Meeting of Shareholders and 2014 Proxy Statement	29

ITEM 6—APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO MODIFY THE DIRECTOR ELECTION RIGHTS OF CERTAIN CLASS B SHAREHOLDERS TO REDUCE THE SIZE OF THE BOARD

You are being asked to vote on a proposal to adopt an amendment to our Fourth Amended and Restated Certificate of Incorporation (Current Certificate) to modify the director election rights of certain Class B shareholders to provide the Company the flexibility to reduce the size of the board. All holders of Class B shares are members of our CME exchange and such shares may only be transferred with the corresponding membership on the CME exchange.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE AMENDMENT.

Pursuant to our Current Certificate, three of our four Class B shareholder groups have the right to elect our six “Class B directors.” Specifically:

•	Class B-1 shareholders, representing 625 Class B-1 shares, par value $.01 per share, have the right to elect three Class B directors;

•	Class B-2 shareholders, representing 813 Class B-2 shares, par value $.01 per share, have the right to elect two Class B directors; and

•	Class B-3 shareholders, representing 1,287 Class B-3 shares, par value $.01 per share, have the right to elect one Class B director.

Class B-4 shareholders, representing 413 Class B-4 shares, par value $.01 per share, do not have the right to elect or vote on Class B directors.

Effective with this annual meeting, our board will be reduced to 24. We believe the proposed modifications to the Class B board representation rights will give the board additional flexibility to decrease its size while ensuring that it maintains the appropriate expertise, industry knowledge and skills to effectively oversee our business.

The board recommends a reduction in the total number of Class B directors from six to three. To achieve this, we recommend shareholders vote to implement the Board Restructuring Proposal set forth below.

BACKGROUND

Alignment of Director Representation and the Current Needs of the Company

Our Class B shareholders were granted director election rights in connection with our demutualization in 2000 and expected initial public offering. This was done to ensure the board included representation by our market participants to facilitate the orderly transition from primarily an open outcry floor trading venue to one that also incorporated an electronic trading venue and to enable the transition from a private member-owned organization to a public company. Since 2000, our business has changed dramatically. In 2000, our primary business was the operation of the CME exchange and its clearing house. Trading activity was primarily carried out via open outcry floor-trading, with less than 15% of our trading volume conducted electronically. Today, CME Group:

•	operates four separate derivatives exchanges and offers the most diverse product line based on asset class;

•	maintains four separate membership groups: CME, CBOT, NYMEX and COMEX;

•	executes approximately 86% of its trading electronically based on 2013 activity, with approximately 22% of its total volume originating outside of the U.S.;

•	faces increased competition, both domestically and globally; and

•	operates a significantly expanded global business, including a European clearing house; new partnerships with other leading global exchanges; and a clearing solution for over-the-counter products.

The board believes that in light of these factors, the need and desirability of having six mandated directors consisting of members from only one of its exchanges and elected only by CME exchange members has been substantially reduced. While the board remains committed to strong representation from our member community as that community provides critical insight and

30	Notice of Annual Meeting of Shareholders and 2014 Proxy Statement

ITEM 6—APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO MODIFY THE DIRECTOR ELECTION RIGHTS OF CERTAIN CLASS B SHAREHOLDERS TO REDUCE THE SIZE OF THE BOARD (CONTINUED)

expertise in the operation of our markets, the board believes that the value of such representation can continue to be realized with three Class B directors.

Additionally, beginning with this annual meeting, all directors are elected on an annual basis. In connection with the adoption of annual elections, the board believes it should seek increased flexibility to continue to decrease its size over time so as to be more in line with general public company practices and to provide the board with the appropriate flexibility to determine its size and composition based upon the current state of the Company and its strategic initiatives. As described earlier in this proxy statement, the board will be reduced to 24 following the annual meeting and the board anticipates that over time it will continue to reduce its size, including the reductions in the Class B directors, assuming this proposal passes.

We believe the Board Restructuring Proposal set forth below creates a desirable balance between maintaining member community board representation and enhancing our ability to constitute an appropriately sized board with the most relevant and diverse expertise necessary for the success of our business.

BOARD RESTRUCTURING PROPOSAL

If the proposed reduction receives the requisite approval of Class A and Class B shareholders as described in more detail on page 32, effective as of the annual meeting in 2015, the Class B-1, Class B-2 and Class B-3 shareholders would vote together as a single class to elect an aggregate of three Class B directors (Board Restructuring Proposal). Currently the Class B-1, Class B-2 and Class B-3 shareholders vote and elect their directors as separate classes.

Under the Board Restructuring Proposal, in electing three Class B directors, voting together as a single class:

•	Class B-1 shareholders would have six votes per share;

•	Class B-2 shareholders would have two votes per share; and

•	Class B-3 shareholders would have one vote per share.

A form of the amendment to the Current Certificate for the Board Restructuring Proposal is included as Appendix D(i) to this proxy statement.

The Weighted Voting is Designed to Follow the Current Voting Power of the Class B Shareholders

The weighted voting of Class B common stock included in the Board Restructuring Proposal is designed to track the current weighted voting rights of Class B shareholders when they vote together as a single class in connection with any proposed changes to their core rights. Set forth in the following table are the relative vote percentages of the Class B shareholders under the Board Restructuring Proposal. As is the case with core rights, if all Class B-1 shareholders vote together for each candidate, they would exercise control over the voting outcome.

Board Restructuring Proposal Class B Director Election Voting Power
	Votes Per Share	Total Class Votes	Percentage of Total Voting Power in the Election
Class B-1	6	3,750	56%
Class B-2	2	1,626	25%
Class B-3	1	1,287	19%

Board Restructuring Proposal Bylaw Amendments

If the Board Restructuring Proposal is approved, our Tenth Amended and Restated Bylaws (Current Bylaws) would be amended by the board to change the Class B director nominating process to facilitate the new Class B director election process. Specifically, instead of a separate Class B director nominating committee for each of Class B-1, Class B-2 and Class B-3 as provided for in the Current Bylaws, the revised bylaws would provide for a single Class B Nominating Committee comprised of six holders of Class B shares, with two members from each of Class B-1, Class B-2 and Class B-3. This committee would select up to six Class B director nominees. As required under our current process, such Class B director nominees would be required to be the owner or recognized owner of at least one share of Class B-1, Class B-2 or Class B-3 Common Stock. The three nominees

Notice of Annual Meeting of Shareholders and 2014 Proxy Statement	31

ITEM 6—APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO MODIFY THE DIRECTOR ELECTION RIGHTS OF CERTAIN CLASS B SHAREHOLDERS TO REDUCE THE SIZE OF THE BOARD (CONTINUED)

receiving the most “FOR” votes from the Class B-1, Class B-2 and Class B-3 shareholders (voting as a single class using the Board Restructuring Proposal weighted voting) would be elected to the board. The amendment also provides for the elimination of the rights to petition to be included as a proposed nominee for the Class B Nominating Committee. The petitioning rights for Class B director nominee remain unchanged. A form of the amendment to the Current Bylaws for the Board Restructuring Proposal is included as Appendix D(ii) to this proxy statement.

Existing Core Rights Unaffected

The proposed changes to the Class B shareholders’ director election rights do not impact the existing core rights of Class B shareholders as set forth in the Current Certificate. These core rights relate solely to trading rights and activity at the CME exchange and require a vote of Class B Shareholders to approve any changes in:

•	divisional product allocation rules applicable to each membership class as set forth in the rules of CME;

•	trading floor access rights and privileges granted to members of CME;

•	number of authorized and issued shares of any class of Class B common stock; and

•	eligibility requirements for any individual, corporation, partnership trust or other entity to exercise any of the trading rights or privileges of CME members.

The approval of a majority of the votes cast by holders of Class B shares, voting as a single class, whereby Class B-1 shares receive six votes per share, Class B-2 shares receive two votes per share, Class B-3 shares receive one vote per share and Class B-4 shares receive one-sixth vote per share will continue to be required in order to approve any changes to the core rights.

The Proposal Will Provide the Class B Nominating Committee More Flexibility to Nominate the Most Qualified Candidates

Under the Board Restructuring Proposal, the Class B Nominating Committee would be able to nominate up to six nominees who are the owner or recognized owner of at least one share of Class B-1, Class B-2 or Class B-3 common stock. The three nominees receiving the highest number of “FOR” votes would be elected. This process allows the Class B Nominating Committee to select the most qualified candidates to represent the CME member community regardless of their particular class of Class B stock. Moreover, since the members of the committee will be split evenly among the classes, no single class can determine the slate of Class B directors.

REQUIRED VOTE

The approval of the charter amendments in Appendix D(i) for the Board Restructuring Proposal, as previously described, is contingent upon receiving ALL of the following approvals:

•	A “FOR” vote from the holders of a majority of the outstanding Class B-1 shares, as a single class (Class B-1 Approval), with each shareholder having a single vote per share;

•	A “FOR” vote from the holders of a majority of the outstanding Class B-2 shares, as a single class (Class B-2 Approval), with each shareholder having a single vote per share;

•	A “FOR” vote from the holders of a majority of the outstanding Class B-3 shares, as a single class (Class B-3 Approval), with each shareholder having a single vote per share; and

•

A “FOR” vote from the holders of a majority of the outstanding Class A and Class B common stock, voting together as a single class, with each shareholder having one vote per share (Common Stock Approval).

No separate class vote of the Class B-4 shares is required under our Current Certificate or Delaware law and no shareholder vote is necessary for the amendment of our Current Bylaws as described in this proxy statement.

If we obtain the Common Stock Approval, the Class B-1 Approval and the Class B-2 Approval, but do not receive the Class B-3 Approval, the board of directors reserves the right to implement an alternative to the Board Restructuring Proposal as described below under Board Restructuring Alternative upon Partial Class B Approval.

32	Notice of Annual Meeting of Shareholders and 2014 Proxy Statement

ITEM 6—APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO MODIFY THE DIRECTOR ELECTION RIGHTS OF CERTAIN CLASS B SHAREHOLDERS TO REDUCE THE SIZE OF THE BOARD (CONTINUED)

NOMINATION AND ELECTION OF CLASS B DIRECTORS

Current Provisions				After Board Restructuring Approval
Number of Directors	Candidates Nominated By	Elected By	Votes	Number of Directors	Candidates Nominated By	Elected By	Votes
3	Class B-1 Nominating Committee (five members)	Class B-1 Shareholders	1 vote per share	3	Single Class B Nominating Committee (six members): - Two Class B-1 members - Two Class B-2 members - Two Class B-3 members	Class B-1 shareholders, Class B-2 shareholders and Class B-3 shareholders voting together as a single class	- Class B-1/ Six votes per share - Class B-2/ Two votes per share - Class B-3/ One vote per share
2	Class B-2 Nominating Committee (five members)	Class B-2 Shareholders	1 vote per share
1	Class B-3 Nominating Committee (five members)	Class B-3 Shareholders	1 vote per share
Total Six				Total Three

BOARD RESTRUCTURING ALTERNATIVE UPON PARTIAL CLASS B APPROVAL

If the Board Restructuring Proposal receives the Common Stock Approval, the Class B-1 Approval and the Class B-2 Approval, but not the Class B-3 Approval, the board of directors reserves the right to implement the charter amendment attached as Appendix E(i), which would become effective at the next annual meeting after the effectiveness of the amendment. Under that amendment, the total number of Class B directors would be reduced to three as in the Board Restructuring Proposal. However, the rights of the Class B-3 shareholders would not be changed. The Class B-3 shareholders would continue to have one representative on the board and their Class B director voting and nominating rights and procedures would remain structured as they are under the Current Certificate and Current Bylaws. The Class B-1 and Class B-2 shareholders would have the following Class B director voting rights under the Board Restructuring Alternative:

•	Class B-1 and Class B-2 shareholders would, voting as a single class, elect two directors (Class B-1/B-2 Directors), and

•	Class B-1 shares would be entitled to three votes per share, while Class B-2 shares would have one vote per share, in the election of the two Class B-1/B-2 Directors.

The voting rights of the Class B-1, Class B-2 and Class B-3 shareholders on core rights would remain the same. See Existing Core Rights Unaffected on page 32.

Board Restructuring Alternative Bylaw Amendments

If the board implements the Board Restructuring Alternative, it would amend the Current Bylaws as provided in Appendix E(ii). The amended bylaws would provide for two Class B Nominating Committees, with one committee for Class B-3 (Class B-3 Nominating Committee) and another for Class B-1 and Class B-2 together (B-1/B-2 Nominating Committee). The Class B-3 Nominating Committee composition and nominating process would remain the same as it is under the Current Bylaws. The new B-1/B-2 Nominating Committee would be comprised of four holders of Class B shares, with two holders of at least one share each of Class B-1 shares and two holders of at least one share each of Class B-2 shares. This committee would select up to four Class B-1/B-2 director nominees. Each Class B-1/B-2 director nominee would have to be the owner or recognized owner of at least one share of Class B-1 or Class B-2. The two nominees receiving the most votes from the Class B-1 and Class B-2 shareholders voting as a single class, with Class B-1 shares having three votes per share and Class B-2 shares having one vote per share, would be elected to the board. The amendments also provide for the elimination of the rights to petition to be included as a proposed nominee for the Class B-1/B-2 and the Class B-3 Nominating Committees. The petitioning rights for Class B director nominee remain unchanged.

Notice of Annual Meeting of Shareholders and 2014 Proxy Statement	33

ITEM 6—APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO MODIFY THE DIRECTOR ELECTION RIGHTS OF CERTAIN CLASS B SHAREHOLDERS TO REDUCE THE SIZE OF THE BOARD (CONTINUED)

NOMINATION AND ELECTION OF CLASS B DIRECTORS

Current Provisions				After Board Restructuring Alternative
Number of Directors	Candidates Nominated By	Elected By	Votes	Number of Directors	Candidates Nominated By	Elected By	Votes
3	Class B-1 Nominating Committee (five members)	Class B-1 Shareholders	1 vote per share	2	Single Class B-1/B-2 Nominating Committee (four members): - Two Class B-1 members - Two Class B-2 members	Class B-1 shareholders and Class B-2 shareholders voting together as a single class	- Class B-1/ Three votes per share - Class B-2/ One vote per share
2	Class B-2 Nominating Committee (five members)	Class B-2 Shareholders	1 vote per share
1	Class B-3 Nominating Committee (five members)	Class B-3 Shareholders	1 vote per share	1	Class B-3 Nominating Committee (five members)	Class B-3 Shareholders	1 per share
Total Six				Total Three

CHARTER & BYLAW AMENDMENTS

Board Restructuring Proposal

To implement the Board Restructuring Proposal, the board has approved and declared advisable the amendments to Articles Four and Five of the Current Certificate as set forth in the form of Certificate of Incorporation as amended and restated in Appendix D(i) to this proxy statement along with amendments to the Current Bylaws as set forth in the form of Bylaws as amended and restated in Appendix D(ii).

Board Restructuring Alternative

To implement the Board Restructuring Alternative, the board has approved and declared advisable the amendments to Articles Four and Five of the Current Certificate as set forth in the form of Certificate of Incorporation as amended and restated in Appendix E(i) to this proxy statement along with amendments to the Current Bylaws as set forth in the form of Bylaws as amended and restated in Appendix E(ii).

ALL MATERIAL FACTORS CONSIDERED

This discussion of the information and factors that the board of directors considered in making its decision is not intended to be exhaustive but includes all material factors considered by the board. In view of the wide variety of factors considered with the evaluation of the charter and bylaw amendments and the complexity of these matters, the board did not attempt to quantify, rank, or otherwise assign relative weights to these factors. In addition, the individual members of the board may have assigned different weight to different factors.

34	Notice of Annual Meeting of Shareholders and 2014 Proxy Statement

ITEM 7—ELECTION OF CLASS B-1, CLASS B-2 AND CLASS B-3 DIRECTORS

Our Class B-1 shareholders are being asked to vote for three Class B-1 directors, our Class B-2 shareholders are being asked to vote for two Class B directors and our Class B-3 shareholders are being asked to vote for one Class B-3 director. Each Class B director’s term will last until the 2015 annual meeting and until his successor is duly elected and qualified.

OUR BOARD IS NOT PROVIDING ANY RECOMMENDATION AS TO HOW OUR CLASS B SHAREHOLDERS

SHOULD VOTE ON THE ELECTION OF CLASS B-1, CLASS B-2 AND CLASS B-3 DIRECTORS.

If you own more than one share of Class B-1, Class B-2 or Class B-3 stock, you must vote each class of your Class B-1 shares, Class B-2 shares and/or Class B-3 shares the same way. You may not split your vote. If you do so, your vote will be invalid.

CLASS B DIRECTOR NOMINEES

The following are the biographies for all of the Class B director nominees. Ages of the nominees are as of February 12, 2014.

CLASS B-1 DIRECTOR NOMINEES (Class B-1 Shares only)

Vote “FOR” the three nominees to be elected as your Class B-1 director and vote “AGAINST” or “ABSTAIN” with regards to the other nominee.

Jeffrey M. Bernacchi (JMB)

Mr. Bernacchi is an independent trader of our markets and has served as President and owner of JMB Trading Corp. since 1980, managing member of Celeritas Capital LLC since 2008, and Class C Member of Trade Lifts, LLC since 2012. He is also a member of PRMIA, Professional Risk Managers’ International Association, a member of Hyde Park Angels, a leading Chicago-based angel investment group, and serves as an independent board member of Prism Analytical Technologies, a private company providing leading air testing technologies.

Director since: 2009 Age: 55

Bruce F. Johnson (BBJ)

Mr. Johnson has been a member of CME for more than 30 years. Mr. Johnson previously served as President, Director and part owner of Packers Trading Company, Inc., a former futures commission merchant and former clearing firm, from 1969 through 2003. Mr. Johnson also serves on the board of the Chicago Crime Commission.

Director since: 1998 Age: 71 Public Directorships: Copytele Inc.

Howard J. Siegel (EGLE)

Mr. Siegel has been a member of CME since 1977. In 1978, Mr. Siegel began his trading career at Moccatta Metals in their Class B arbitrage operations and served as an order filler until 1980. From there, he went on to fill orders and trade cattle from 1980 until 1982. At that time, Mr. Siegel became a partner and an officer in a futures commission merchant that cleared at CME until selling his ownership interest in 1990. For more than 30 years, Mr. Siegel has been an independent trader on our CME exchange. He continues to actively trade today in our agricultural product suite on the floor and electronically.

Director since: 2000 Age: 57

Brett C. Simons (BCS)

Mr. Simons has been a member of CME since 1991. He has been the owner and principal trader of Bullfrog Capital since 2010 and of BCS Capital since 2005. During his 22-year trading career, he has participated in the equity, agricultural, FX and interest rate markets. He has been member of the membership at Autobahn Country Club since 2012 and also has served as Treasurer of Bringing Oak Brook Together, a school district betterment committee for the last four years.

Director since: n/a Age: 44

VOTE REQUIRED

The three nominees for Class B-1 director receiving the highest number of “FOR” votes will be elected.

Notice of Annual Meeting of Shareholders and 2014 Proxy Statement	35

ITEM 7—ELECTION OF CLASS B-1, CLASS B-2 AND CLASS B-3 DIRECTORS (CONTINUED)

CLASS B-2 DIRECTOR NOMINEES (Class B-2 shares only)

Vote “FOR” the two nominees to be elected as your Class B-2 directors and vote “AGAINST” or “ABSTAIN” with regards to the other nominees.

Raymond S. Cahnman (RAX)

Mr. Cahnman began his career at the CBOT in 1975 as one of 19 original GNMA permit holders. In 1977 he purchased a CBOT FULL membership. He became a CME member in 1980. He has been a NYMEX member since 2007. Mr. Cahnman is a futures trader, primarily trading in CME and CBOT interest rate products as a market maker. In addition, Mr. Cahnman is the Chairman of TransMarket Group L.L.C. (TMG), a highly diversified global markets trading and clearing firm. Mr. Cahnman established TMG in 1980 and is the majority shareholder. Mr. Cahnman served as a CBOT director from 2000 to 2003.

Director since: n/a Age: 69

Patrick W. Maloney (PAT)

Mr. Maloney has been a member of CME since 1985. Mr. Maloney has served as an independent floor broker in the Eurodollar futures pit from 1985 to 2007 and in the Eurodollar option pit from 2007 to present Mr. Maloney has served on numerous CME functional committees: Pit Committee 1997-1999, Nominating Committee 1995-1996, Arbitration Committee 1994-1995, Booth Space Committee 1992-1996, Floor Practices Committee from 1995-1997.

Director since: n/a Age: 52

Ronald A. Pankau (PAN)

Mr. Pankau has been an independent trader since 1981. He serves as the Treasurer and Secretary of our political action committee and as a member of our finance, business conduct committee, pit supervision and arbitration committees. He is the owner and CEO of JH Best and Sons, a steel fabricating plant.

Director since: 2011 Age: 57

David J. Wescott (COT)

Mr. Wescott has been a member of CME for more than 25 years. He is a founder and partner in TradeForecaster.com LLC, an algorithmic trading and technology company. He has served as President of The Wescott Group Ltd. since 1991 and Managing Partner of the Dowd/Wescott Group since 2006. Mr. Wescott is currently a Managing Partner of DWG Futures. Mr. Wescott has served on numerous functional committees at CME.

Director since: 2003 1988 – 1995 Age: 56

VOTE REQUIRED

The two nominees for Class B-2 director receiving the highest number of “FOR” votes will be elected.

CLASS B-3 DIRECTOR NOMINEES (Class B-3 shares only)

Vote “FOR” the one nominee to be elected as your Class B-3 director and vote “AGAINST” or “ABSTAIN” with regards to the other nominees.

Gary M. Katler (GKK)

Mr. Katler has been a member of CME since 1987. He is currently Vice President of ABN AMRO Clearing Chicago LLC, which was formerly known as Fortis Clearing Chicago LLC. Previously, Mr. Katler served as Vice President of O’Connor & Company LLC from 2002 until it was acquired by Fortis Clearing Americas in 2006. Mr. Katler served as Head of the Professional Trading Group of Fimat USA from 2000 to 2002. Prior to that, Mr. Katler served as Senior Vice President of ING Barings Futures and Options Inc. Mr. Katler served on the CME board from 1993-2013.

Prior director service: 1993 – 2013 Age: 67

Peter J. Kosanovich (MGLA)

Mr. Kosanovich has been a member of CME since 2003. He has served as a Principal at Trean Group since 2010. Previously he served as a Managing Member at Brisbane Brokerage, LLC, a pit brokerage group from 2007 to 2013; of Thorntree Enterprises, LLC, a trading floor/electronic execution group from 2007 to 2013. He served as a board member for The Center for Independence from 2010 to 2012. Mr. Kosanovich has served as a Commissioner for the Village of Western Springs since 2006.

Director since: n/a Age: 42

Robert J. Prosi (PROS)

Mr. Prosi has been a member of CME since 1976. He is an independent trader and client representative at Archer, Daniels, Midland. Mr. Prosi served on the CME board of directors from 1988 to 2002. He served as Chairman of numerous CME committees, including Arbitration, Floor Practices, Amicus and Dairy and as Vice-Chairman of the Regulatory Oversight Committee. As Chairman of the Dairy Committee, Mr. Prosi led the development of CME’s Dairy Futures and Options complex. As Chairman of the CME’s Amicus Committee he led a group of CME members in community service projects. This group was honored by President George H.V. Bush with the Points-of-Light award in 1996. He is a former Vice-President of Packers Trading Co., a former Vice-President of Smith Barney Shearson, and former President of Futures-I-Net, a subsidiary of E-Street Holdings. Mr. Prosi is owner of Pros Insurance, a full service insurance brokerage, an affiliate of Country Financial, Inc.

Prior director service: 1998-2002 Age: 66

Steven E. Wollack (WLAK)

Mr. Wollack has been a member of CME since 1977. Mr. Wollack is an independent trader, attorney, expert witness and NFA arbitrator. Mr. Wollack’s legal clients have included futures commission merchants, traders and brokers. Mr. Wollack has served as an expert witness in cases before the CFTC, NFA and Federal and State courts. Mr. Wollack served as CME’s First Vice Chairman from 1989-1990, Second Vice Chairman in 1988 and Treasurer from 1986-87. He has also chaired and served on numerous committees while serving as a prior director.

Director since: 2013 1984-1995 Age: 71

VOTE REQUIRED

The one nominee for Class B-3 director receiving the highest number of “FOR” votes will be elected.

36	Notice of Annual Meeting of Shareholders and 2014 Proxy Statement

ITEM 8—ELECTION OF CLASS B-1, CLASS B-2 AND CLASS B-3 NOMINATING COMMITTEES

Our bylaws provide that holders of our Class B-1, Class B-2 and Class B-3 shares elect the members of their respective Class B nominating committees. The Class B nominating committees are not committees of our board of directors and serve only to nominate the slate of Class B directors for their respective classes. Each Class B nominating committee is composed of five members who serve for a term of one year. The existing members are responsible for selecting 10 candidates to stand for election as members of a particular Class B nominating committee. The five nominees with the greatest number of votes will serve on the applicable committee. In the event the proposal under Item 6 is approved, the two individuals receiving the highest support from each class of Class B shareholders will serve on the combined Class B Nominating Committee. Ages of the nominees are as of February 12, 2014.

OUR BOARD IS NOT PROVIDING ANY RECOMMENDATION AS TO HOW OUR CLASS B SHAREHOLDERS SHOULD VOTE ON THE ELECTION OF CLASS B-1, CLASS B-2 AND CLASS B-3 NOMINATING COMMITTEES.

NOMINEES FOR 2015 CLASS B-1 NOMINATING COMMITTEE

Vote “FOR” the five nominees to be elected to a one-year term to the Class B-1 nominating committee and vote “AGAINST” or “ABSTAIN” with regards to the other nominees.

William C. Bauman (WCB) Independent floor trader	Member since: 1975 Recognized Owner: B-1 Shares Owned: B-3 Age: 66
Thomas A. Bentley (TAB) Independent floor broker	Member since: 1982 Shares Owned: B-1 Age: 58
John G. Connelly (GAB) Independent floor trader	Member since: 1996 Shares Owned: B-1 Age: 41
Michael J. Downs (BMR) Independent floor trader	Member since: 1981 Recognized Owner: B-1 Age: 57
John C. Garrity (JCG) Independent floor broker	Member since: 1974 Shares Owned: B-1, B-3 Age: 68
Bradley S. Glass (BRAD) Independent floor trader	Member since: 1988 Shares Owned: B-1 Age: 49
Mark S. Kobilca (HTR) Independent trader	Member since: 1978 Shares Owned: B-1, B-4 Age: 59
Douglas M. Monieson (DMON) Independent floor trader	Member since: 1992 Shares Owned: B-1 Age: 48
Brian J. Muno (BJM) Independent floor trader	Member since: 1983 Recognized Owner: B-1 Age: 53
Jeremy J. Perlow (JAIR) Independent floor broker	Member since: 1988 Shares Owned: B-1 Age: 46

VOTE REQUIRED

The five nominees for the Class B-1 nominating committee receiving the highest number of “FOR” votes will be elected.

Notice of Annual Meeting of Shareholders and 2014 Proxy Statement	37

ITEM 8—ELECTION OF CLASS B-1, CLASS B-2 AND CLASS B-3 NOMINATING COMMITTEES (CONTINUED)

NOMINEES FOR 2015 CLASS B-2 NOMINATING COMMITTEE

Vote “FOR” the five nominees to be elected to a one-year term to the Class B-2 nominating committee and vote “AGAINST” or “ABSTAIN” with regards to the other nominees.

Jeffrey R. Carter (CR) Venture capitalist	Member since: 1988 Shares Owned: B-2 Age: 51
Richard J. Duran (RJD) Independent trader	Member since: 1979 Shares Owned: B-2 Age: 65
Yra G. Harris (YRA) Independent floor trader	Member since: 1977 Shares Owned: B-2 Age: 60
Timothy A. Lattner (LTT) Independent floor trader	Member since: 1986 Shares Owned: B-2 Age: 50
Patrick J. Mulchrone (PJM) Independent trader	Member since: 1979 Shares Owned: B-1, B-2, B-3, B-4 Age: 56
Stuart A. Unger (UNG) Independent broker	Member since: 1975 Shares Owned: B-2 Age: 66
Gregory J. Veselica (GV) Independent trader	Member since: 1979 Shares Owned: B-2 Age: 59
Barry D. Ward (BDW) Independent trader	Member since: 1990 Shares Owned: B-2 Age: 50

VOTE REQUIRED

The five nominees for the Class B-2 nominating committee receiving the highest number of “FOR” votes will be elected.

38	Notice of Annual Meeting of Shareholders and 2014 Proxy Statement

ITEM 8—ELECTION OF CLASS B-1, CLASS B-2 AND CLASS B-3 NOMINATING COMMITTEES (CONTINUED)

NOMINEES FOR 2015 CLASS B-3 NOMINATING COMMITTEE

Vote “FOR” the five nominees to be elected to a one-year term to the Class B-3 nominating committee and vote “AGAINST” or “ABSTAIN” with regards to the other nominees.

J. Kenny Carlin (JKC) Independent floor trader	Member since: 1985 Shares Owned: B-3 Age: 54
Elizabeth A. Cook (LZY) Independent floor trader	Member since: 1983 Shares Owned: B-3 Age: 53
Bryan P. Cooley (COOL) Independent floor broker	Member since: 1993 Recognized Owner: B-3 Age: 54
Lester E. Crockett Jr. (LCT) Independent floor trader	Member since: 1989 Recognized Owner: B-3 Age: 47
Laurence E. Dooley (LED) Independent floor trader	Member since: 2002 Shares Owned: B-3 Age: 47
Mario J. Florio (MRO) Independent floor trader	Member since: 1994 Shares Owned: B-3 Age: 42
David P. Gaughan (VAD) Independent floor trader	Member since: 1993 Shares Owned: B-3 Age: 43
Kevin P. Heaney (FROG) Independent floor trader	Member since: 2005 Shares Owned: B-3 Age: 36
Scott D. Moore (SDM) Independent floor trader	Member since: 2001 Shares Owned: B-3 Age: 42
Donald J. Sliter (SLI) Independent trader	Member since: 1986 Shares Owned: B-3 Age: 56

VOTE REQUIRED

The five nominees for the Class B-3 nominating committee receiving the highest number of “FOR” votes will be elected.

Notice of Annual Meeting of Shareholders and 2014 Proxy Statement	39

COMPENSATION COMMITTEE MATTERS

This section provides an overview of the role and responsibility of our compensation committee. We have an executive compensation program that is designed to tie pay to performance, balance rewards with prudent business decisions and risk management, and focus on both annual and long-term performance for the benefit of our shareholders. In designing our program, we also take into consideration our unique role in the financial services industry.

OUR COMPENSATION COMMITTEE PROVIDES OVERSIGHT OF OUR COMPENSATION PROGRAM FOR OUR SENIOR MANAGEMENT GROUP

The compensation committee is comprised of seven independent directors. The primary responsibilities of the compensation committee are to review and approve compensation arrangements for our senior management group (our Executive Chairman & President, CEO and the other members of our executive team), to review and recommend compensation arrangements for the board of directors, to adopt incentive compensation plans in which senior management is eligible to participate and to oversee matters relating to employee compensation, employee benefit plans and employee incentive programs. A complete description of the committee’s responsibilities may be found in its charter, a copy of which is on our website.

There were eight meetings of the committee in 2013. The committee typically meets in executive session for a portion of each regular committee meeting which may include members of management as appropriate. The committee provides regular reports to the board of directors on its activities.

THE COMMITTEE CONSIDERS THE RECOMMENDATIONS OF OUR EXECUTIVE CHAIRMAN & PRESIDENT AND CEO IN APPROVING COMPENSATION FOR OUR SENIOR MANAGEMENT GROUP

The committee is solely responsible for approving the compensation of our senior management group. The committee, however, takes into consideration the recommendations of our Executive Chairman & President and CEO in approving compensation for other members of our senior management group.

THE COMMITTEE DELEGATES AUTHORITY TO OUR CEO ON A LIMITED BASIS SUBJECT TO PRE-ESTABLISHED CRITERIA

Subject to pre-established guidelines for individual awards and aggregate value limitations, the committee delegates authority to the CEO to approve equity awards and annual cash bonus awards. In accordance with this delegated authority, the CEO approves equity awards to employees (other than the Executive Chairman & President, members of our executive team and our chief accounting officer) and annual cash bonuses for employees (other than the Executive Chairman & President and the executive team). The committee reviews annual reports on the use of such delegation. The committee does not delegate authority to the CEO for compensation decisions relating to our senior management.

OUR PROGRAM IS DESIGNED TO CREATE LONG-TERM SHAREHOLDER VALUE WHILE DISCOURAGING EXCESSIVE RISK TAKING

We realize that it is not possible to grow and enhance long-term shareholder value without assuming some level of risk. This is true whether we decide to make an acquisition, introduce a new product or change our corporate strategy. Our compensation program is designed to create appropriate incentive for creating long-term shareholder value and delivering on our financial and strategic goals while discouraging excessive risk taking.

Several elements of our program, which are discussed in more detail in the Compensation Discussion and Analysis section beginning on page 42, are designed to promote the creation of long-term value and thereby discourage behavior that leads to excessive risk taking. The following are the key elements of our program designed to address compensation risk:

•	We utilize a mix of both fixed and variable compensation. Our fixed base pay is intended to provide a steady income.

•

A significant portion of our senior management group compensation is composed of long-term equity incentives and the senior management group is also subject to company stock ownership guidelines based on their level of responsibility.

•	Our annual cash bonus plan for our senior management group and other senior employees will not pay out in the event we fail to achieve cash earnings at or above the threshold level of performance.

40	Notice of Annual Meeting of Shareholders and 2014 Proxy Statement

COMPENSATION COMMITTEE MATTERS (CONTINUED)

•	We set maximum guidelines for annual incentive and long-term incentive awards, thereby establishing and communicating potential payouts.

•

All compensation of our senior management group is subject to the approval of the compensation committee, which includes the ability to decrease an award for failure to perform or inappropriate risk-taking.

•

We have adopted a recoupment policy, whereby employees at the level of managing director and above may be required to repay any previously granted annual bonus awards to the extent that all or a portion of such individual’s award was not actually earned due to a restatement of our financial results with the outcome being the achievement of the related performance metric was less than previously reported.

•

We prohibit all of our employees and board members from engaging in any derivative transactions in our securities (hedging the economic risk of their ownership of our stock) and have adopted a policy restricting the pledging of our Class A shares by our board members and executive officers.

OUR COMPENSATION COMMITTEE HAS ITS OWN INDEPENDENT COMPENSATION CONSULTANT

The committee has engaged Meridian Compensation Partners, LLC to serve as its independent advisor. During 2013, the committee’s advisor provided information on trends in executive compensation as well as general executive compensation advice. In early 2014, Meridian advised the committee regarding the revised employment agreements with our Executive Chairman & President and CEO. Skadden, Arps, Slate, Meagher & Flom LLP & Affiliates also provided legal counsel to the committee regarding the agreements.

Management also engages its own consultants to provide advice on the design of various compensation programs. Specifically in 2013, management engaged Exequity LLC to provide advice on both short- and long-term incentive design and other more general executive compensation matters.

Such consultants may attend compensation committee meetings and provide advice to the compensation committee. The committee at its discretion may also include its independent advisor in such reviews and decision-making processes, meeting either jointly or separately from management and management’s consultant.

The committee has assessed the independence of the advisors it engaged in 2013 and early 2014 relative to the six factors identified by the SEC and NASDAQ and determined they are independent and without conflict of interest.

OUR COMMITTEE IS COMPOSED OF INDEPENDENT MEMBERS WITH LIMITED RELATIONSHIPS WITH THE COMPANY

During 2013, none of the members of the committee served at any time as an officer or employee of CME Group or received any compensation from us other than in his capacity as a member of the board or a committee thereof or compensation for service on the board of one of our wholly-owned subsidiaries. Except as described below regarding Mr. Shepard, none of the members of the compensation committee has any relationship with us other than service as a director or member of one of our exchanges or as an employee of one of our clearing or member firms. Mr. Shepard owns a minority interest in one of our clearing firms, which made payments to us of approximately $83 million in 2013 in connection with trading activity conducted on our exchanges, and we made payments to the firm of approximately $17 million for market making activity. Such fees are consistent with those prevailing at the time for corresponding activity by other similarly situated unrelated third parties. None of our executive officers served as a director or member of the compensation committee of another entity, one of whose executive officers served on our compensation committee during 2013.

Notice of Annual Meeting of Shareholders and 2014 Proxy Statement	41

COMPENSATION DISCUSSION AND ANALYSIS

This discussion provides you with a detailed description of our compensation program for our named executive officers. It also provides an overview of our compensation philosophy and our policies and programs, which are designed to achieve our compensation objectives, and an overview of our program as it relates to other members of our executive team. These individuals along with our named executive officers are referred to as our senior management group.

CME Group named executive officers

Our named executive officers for 2013 were:

•	Phupinder S. Gill, Chief Executive Officer

•	James E. Parisi, Chief Financial Officer

•	Terrence A. Duffy, Executive Chairman & President

•	Bryan T. Durkin, Chief Operating Officer

•	Kimberly S. Taylor, President CME Clearing

For the biographies of our named executive officers and our other executive officers, please see Item 1. Business — Employees — Senior Leadership Team and Executive Officers on page 12 of our Annual Report on Form 10-K, filed with the SEC on February 28, 2014.

Opportunity for shareholder feedback

The compensation committee carefully considers feedback from our shareholders regarding the compensation program for our senior management group. We believe the changes made in recent years to enhance the performance orientation of our program have been well received by shareholders, as evidenced by our “say on pay” vote results.

At our 2013 annual meeting of shareholders, approximately 97% of shareholders voted FOR the approval of our non-binding advisory vote on the compensation of our named executive officers. We plan to continue to hold annual advisory votes on executive compensation, which is consistent with the outcome of the shareholder advisory vote in 2011 on the frequency of such votes.

Shareholders who wish to directly communicate with members of the compensation committee may do so using directors@cmegroup.com as discussed on page 14 of this proxy statement.

You should read this section in conjunction with the advisory vote that we are conducting on the compensation of our named executive officers under Item 3 on page 23 as it contains information that is relevant to your voting decision.

EXECUTIVE SUMMARY

Our business

As the operator of a global derivatives marketplace, we offer the widest range of global benchmark products across all major asset classes based on interest rates, equity indexes, foreign exchange, energy, agricultural commodities, metals, weather and real estate. We bring buyers and sellers together through our CME Globex electronic trading platform across the globe and our open outcry trading facilities in Chicago and New York City. We also provide clearing and settlement services for exchange-traded contracts, as well as for cleared over-the-counter derivatives transactions. We also offer a wide range of market data services. For more information on our business, see Business and Management’s Discussion and Analysis of Financial Condition and Results of Operations in our 2013 annual report and the business highlights in the Summary Information on page 1.

2013 compensation highlights for our named executive officers

The compensation committee took the following compensation actions with respect to our named executive officers during 2013 or related to 2013 performance:

•	No base pay increases were awarded to our named executive officers during 2013. Base pay increases were awarded to Messrs. Parisi and Durkin and Ms. Taylor in early 2014, as described on page 49.

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COMPENSATION DISCUSSION AND ANALYSIS (CONTINUED)

•

Awarded bonuses to our named executive officers based on our achievement of 2013 cash earnings at 102% of the target goal as described beginning on page 49. For 2013, we continued to set a cash earnings goal that would require significant effort on behalf of our management despite the continued challenging environment.

•

Awarded performance shares to our senior management group in September 2013 with goals tied to our cash earnings growth on a per share basis and total shareholder return as compared to the S&P 500 measured over a three-year period (2014-2016), as described on page 51. As shown in the following chart, compensation for our named executive officers that was tied to cash earnings and relative stock price performance increased from approximately 39% of the aggregate target total compensation in 2011 to approximately 50% of target total compensation in 2012 and 2013.

•

Awarded performance-granted restricted shares for Messrs. Duffy and Gill based on the company’s 2013 relative total shareholder return performance achievement at the 80th percentile of the S&P 500. These awards are time-vesting shares, the number of which are determined based on the achievement of the performance targets, valued at 25% of their respective base salaries and granted in March 2014. The performance-granted restricted shares are described on page 54.

•	Entered into revised employment agreements with Messrs. Duffy and Gill in early 2014. The details of the revised employment agreements for Messrs. Duffy and Gill can be found beginning on page 163.

Key elements of the program are designed to ensure pay for performance

Our overall goals and philosophy are complemented by several specific elements that are designed to align the compensation for our senior management group with performance and position the Company for creating long-term shareholder value including:

•

Our annual bonus is tied to our generation of cash earnings. To the extent we fail to achieve cash earnings at the threshold level, representing 25% below the target, no bonuses would be paid to our senior management group. The bonus opportunities for our named executive officers are set forth on page 50. We believe the cash earnings metric is a key component to measuring our growth and contributes directly to deriving value for our shareholders as it is the metric used for determining our regular quarterly dividend payments.

•

The aggregate amount of our bonus pool is subject to an overall cap when we achieve cash earnings at the maximum level, representing 20% above the established target. We believe this cap provides transparency to our investors as to our compensation exposure and the expected expense is accrued on a quarterly basis based on actual cash earnings performance.

•

In addition to verifying the annual achievement of cash earnings, our compensation committee also considers other elements of our historical performance, including our net income, earnings per share and return on equity, as appropriate.

•

Our annual long-term incentive awards for our senior management group are comprised of 50% time-vested restricted shares and 50% performance shares. The performance shares have a three-year performance period with cash earnings growth per share and total shareholder return relative to the S&P 500 as the performance metrics. We also use performance shares for key longer-term growth initiatives to focus select leaders on the achievement of financial metrics and/or operational milestones associated with our most critical growth initiatives. The annual equity award opportunities for our named executive officers are set forth on page 52.

Notice of Annual Meeting of Shareholders and 2014 Proxy Statement	43

COMPENSATION DISCUSSION AND ANALYSIS (CONTINUED)

•	Our senior management group is subject to stock ownership guidelines as discussed on page 55.

•

To ensure alignment with our shareholders, we have a policy that prohibits all employees and board members from engaging in any hedging or other derivative transactions with respect to CME Group stock as well as a policy which restricts pledging of our Class A common stock by our board members and executive officers.

Overview of pay and performance alignment

One of the guiding principles of our compensation program is to focus on achievement that benefits us and our shareholders. In support of that objective, a significant portion of the pay package for our CEO, Mr. Gill, and each of the other named executive officers is delivered in the form of stock-based compensation, the value of which rises and falls in alignment with our stock performance.

The following graphic depicts the alignment of the total pay of the individual serving as CEO at the end of the applicable year with our total shareholder return and cash earnings achievement for each of the last five years. Total shareholder return (TSR) is shown on a year-over-year, indexed basis. Specifically, an investment of $100 (with reinvestment of all dividends) is assumed to have been made in our Class A common stock on December 31, 2009 and its performance is tracked through December 31, 2013.

CEO pay, as depicted in the following graphic, is the sum of reported pay elements set forth in the Summary Compensation Table for each of the last five years except for the values of stock option, restricted stock, and performance share awards which are included as follows:

•

The value of stock option awards is shown as (1) the value realized at exercise for any options exercised during the year as reported in the Option Exercises and Stock Vested table, and (2) the value of all outstanding, in-the-money stock options at year end measured as the difference between our stock price at year end minus the option exercise price.

•

The value of restricted stock awards is shown as (1) the value realized on vesting for any shares that vested during the year as reported in the Option Exercises and Stock Vested table, and (2) the value of all outstanding restricted shares at year end measured at our stock price at year end.

•

The value of performance share awards is shown as the market value of the shares actually earned at the completion of the performance period, as reported in the Outstanding Equity Awards at Fiscal Year End table, and as certified by the committee, based on our achievement of cash earnings and relative TSR goals.

While the Summary Compensation Table discloses the fair value of stock option, restricted stock and performance share awards on the grant date in the manner required by the SEC (for purposes of allocating the accounting expense over the requisite service period), we feel that those values do not reflect the value actually received as a result of actual stock and cash earnings performance. We believe the value of stock option, restricted stock and performance share awards as shown in this section better reflects the true alignment of our CEO’s pay with our stock performance. As the graphic shows, our CEO’s total actual pay plus the unrealized value of his outstanding equity awards at year end has been aligned with TSR over the last five years, which accords with the primary objectives of our executive compensation program.

On balance, CEO pay shows alignment with both stock performance and cash earnings given the heavy weighting of incentives tied to these measures in the total pay package.

44	Notice of Annual Meeting of Shareholders and 2014 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS (CONTINUED)

	2009	2010	2011	2012	2013
Summary Compensation Table
Salary	$850,000	$1,000,000	$1,000,000	$937,692	$1,000,000
Non-Equity Incentive Plan Compensation	$789,641	$2,295,737	$1,568,179	$609,047	$1,106,564
Change in Pension Value	$30,430	$24,106	$51,907	$66,481	$—
All Other Compensation	$116,764	$140,349	$284,230	$153,094	$146,073
Option Exercises and Stock Vested
Option Awards: Value Realized on Exercise	$906,330	$6,148,392	$—	$—	$2,054,210
Restricted Stock Awards: Value Realized on Vesting	$423,678	$604,876	$979,143	$609,212	$1,072,870
Performance Stock Awards: Value Realized on Vesting	$—	$—	$—	$—	$83,976
Total Actual Pay	$3,116,843	$10,213,460	$3,883,459	$2,375,526	$5,463,693
Outstanding Equity Awards at Fiscal Year End(1)
Option Awards: Unrealized Gain	$17,735,988	$11,269,341	$6,287,878	$3,500,295	$6,505,734
Restricted Stock Awards: Market Value of Shares That Have Not Vested	$2,449,148	$3,893,175	$3,759,341	$1,849,455	$2,647,633
Performance Stock Awards: Market Value of Performance Shares Earned but Not Vested	$—	$—	$—	$269,564	$313,055
Performance Stock Awards: Value of Performance-based Restricted Stock Earned but Granted after Year-End	$—	$—	$—	$—	$250,000
Total Unrealized Value of Outstanding Equity Awards (1)	$20,185,136	$15,162,516	$10,047,219	$5,619,314	$9,716,422
Percent Change in Total Unrealized Value of Outstanding Equity Awards	—%	(25)%	(34)%	(44)%	73%
Change in Total Unrealized Value of Outstanding Equity Awards	$—	$(5,022,620)	$(5,115,297)	$(4,427,905)	$4,097,108
CEO Name	Donohue	Donohue	Donohue	Gill	Gill

(1)	These amounts do not reflect compensation delivered each year but rather a snapshot of the value of all unexercised options, unvested restricted shares, and unvested performance shares earned as of each year end. Awards may be outstanding for up to 10 years given the 10-year option term or up to four years given the four-year restricted stock vesting period and are included in each year-end snapshot until the year in which the option is exercised or restricted shares vest, at which point the actual value received will be reported in the Total Actual Pay section above.

Notice of Annual Meeting of Shareholders and 2014 Proxy Statement	45

COMPENSATION DISCUSSION AND ANALYSIS (CONTINUED)

PHILOSOPHY AND OBJECTIVES OF OUR COMPENSATION PROGRAM

The elements of our executive compensation program are designed to:

•

Pay for performance. Focus on company and individual achievement for the benefit of CME Group and its shareholders through the incorporation of a significant portion of annual compensation for our senior management group that varies based on company and individual performance.

•

Reward growth and profitability without undue risk. Motivate and reward our employees to achieve results in support of our strategic initiatives and to encourage profitability and growth while discouraging excessive risk taking.

•	Hire and retain top caliber executives. Our compensation and benefits program is competitively designed to attract and retain the best talent.

•

Align with shareholder value. The interests of our senior management group are linked to those of our shareholders through the risks and rewards of the ownership of our stock. The overall design of the program, while competitive, should also be at a reasonable cost to our shareholders.

Our program is designed to be consistent with best practices

The compensation committee designs our compensation program to motivate our senior management group to lead our entire company toward achieving short- and long-term financial and strategic goals, in addition to increasing shareholder value, all without encouraging excessive risk taking. The committee continually evaluates what it considers to be best practices in executive compensation, and modifies our program to support our strategies and provide an appropriate balance of risk and reward. The following highlights our current compensation practices that we believe drive performance and focus our senior management group on the creation of long-term value:

•

We tie pay to performance. In 2013, approximately 50% of the target total compensation opportunity for our named executive officers was tied to specific cash earnings or relative total shareholder return performance goals.

•	We set objective targets tied to company performance for our cash bonus that must be met at the threshold level in order to fund the bonus pool.

•	We mitigate undue risk, including utilizing caps on potential payouts and clawback provisions.

•	We have reasonable post-employment change of control provisions.

•

We use employment contracts on a limited basis. Contracts are generally structured to include a three- to five-year term, do not provide for excessive severance payments or include “golden parachute” tax gross ups.

•	We have adopted stock ownership guidelines and restrictions on hedging and pledging transactions to ensure our executives’ interests are linked to those of our shareholders.

•	We provide only modest perquisites.

•	Our compensation committee reviews the reasonableness of our compensation by reviewing “tally” sheets and wealth accumulation reports.

USE OF COMPETITIVE DATA AND COMPARISON PRACTICES

Benchmarking practices

We are a complex organization that seeks to attract talent from a broad group of companies primarily located in the financial services industry and within the technology sector. Because no individual company or single group of companies is exactly comparable to CME Group, when reviewing competitive data, we consider a broad set of data from a number of sources. We believe that reviewing a combination of published survey compensation data in addition to publicly available compensation data (e.g. proxy statements) provides a valid reference point for the range of pay among companies with whom we compete for executive talent.

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COMPENSATION DISCUSSION AND ANALYSIS (CONTINUED)

We broadly target compensation opportunities at the median (50th percentile) of the market, in total and for each component of pay for target performance levels. However, we believe that benchmarking does not provide a complete basis for establishing compensation. Therefore, we do not use the market statistics rigidly, nor do we apply any specific formula to the data. We also review the range of values around the median, including the 25th and 75th percentiles.

We use the competitive compensation data for several purposes as it relates to the named executive officers and other employees. We use it to assess the competitiveness of total compensation for individual members of senior management and other employees on an annual basis and we use it to develop and evaluate total compensation programs and guidelines for senior management and other employees on a more ad hoc basis. When making decisions about senior management pay, we analyze compensation relative to the market median levels, and may make adjustments for market conditions and special considerations as appropriate in the context of our pay for performance philosophy. The compensation committee within its discretion may make alterations based on its evaluation of the benchmarking data as it deems appropriate to ensure that our senior management compensation is performance-based and competitive in nature.

CME Group compensation peer group

We have identified the following 18 companies as our peer group for benchmarking our program for our senior management and members of our board of directors for 2013.

In selecting the peer group for executive compensation purposes, we targeted the following industries: exchanges, financial services, technology, transaction services and other technology-driven companies. We selected companies within these sectors of similar size as measured by revenue and market capitalization. The companies within the peer group are generally between 0.5 and 2.5 times CME Group in terms of revenues or market capitalization. At the time of review in 2013, CME Group was positioned at the 27th percentile of the peer group on revenue and at the 69th percentile on market capitalization.

Automatic Data Processing Inc.	Fiserv Inc.
eBay Inc.	Invesco Ltd.
Yahoo Inc.	TD AMERITRADE Holding Corp.
Franklin Resources Inc.	Nasdaq OMX Group Inc.
Schwab (Charles) Corp.	Moody’s Corp.
Northern Trust Corp.	T. Rowe Price Group Inc.
Western Union Co.	Paychex Inc.
NYSE Euronext Inc.	Dun & Bradstreet Corp.
MasterCard Inc.	IntercontinentalExchange Inc.

In early 2014, the committee conducted a review of peer group companies with the goal of ensuring the peers remain relevant and comparable in terms of size. As a result of this review, the committee approved the removal of Automatic Data Processing Inc. and eBay Inc. from the peer group and the addition of McGraw Hill Financial Inc. and Equifax Inc.

Comparison of CEO pay to other named executive officers

The differences between the allocation of compensation of our CEO and the other named executive officers are primarily the result of the differences in the role and responsibilities of the individual within the organization, the level of competitive demand for the individual’s talent in the industry and the results of our benchmarking studies for similarly situated positions in the marketplace. We have not adopted a policy whereby the compensation of the CEO or any other named executive officer must be a certain multiple higher or lower than any of the other named executive officers. As previously discussed, we broadly target total compensation levels at the median (50th percentile) of our peer group.

Notice of Annual Meeting of Shareholders and 2014 Proxy Statement	47

COMPENSATION DISCUSSION AND ANALYSIS (CONTINUED)

Role of individual performance in the program

While consideration of benchmarking data to ensure that our compensation is competitive is a critical component of compensation decisions, individual performance is factored into setting compensation in the following ways:

•

Base salary adjustments are based on an assessment of the individual’s performance in the preceding year, changes in his or her responsibilities as well as a comparison with market data for comparable positions in our peer group and within the industry.

•

Our incentive targets for annual bonus and equity opportunities are based on the individual’s role and responsibilities in the organization in achieving our annual goals as well as the competitive market data for similarly situated positions in the marketplace.

•

Individual performance and the achievement of specific goals is taken into consideration by the compensation committee in determining whether to use its discretion in approving annual bonuses and equity awards at, above or below the target level.

PRINCIPAL ELEMENTS OF OUR COMPENSATION PROGRAM

The principal components of our executive compensation program and the purpose of each component are presented in the following table.

Compensation Component	Key Characteristics	Purpose	Where Reported in More Detail
Base Pay	Fixed compensation component. Reviewed annually, and adjusted, if and when appropriate.	Intended to compensate the executive fairly based upon their job duties and level of responsibility.	Summary Compensation Table on page 58 under “Salary” and described on page 49.
Performance-Based Bonus	Variable compensation component. Opportunity based upon our performance measured by cash earnings. Annual target levels set to encourage significant effort and growth. Individual awards based on bonus opportunities and individual performance.	Intended to motivate and reward the executive’s contribution to achieving our short-term/annual goals.	Summary Compensation Table under “Non-Equity Incentive Compensation,” Grants of Plan- Based Awards on page 59 under “Estimated Future Payouts Under Non-Equity Incentive Plan Awards” and described on page 49.
Long-Term Incentives	Variable compensation component. Amounts actually realized will depend upon stock price appreciation and company performance.	Intended to motivate and reward the executive’s contribution to achieving our long-term objectives and increasing shareholder value and to serve as a retention mechanism.	Summary Compensation Table
under “Stock Awards” and
“Option Awards,” Grants of Plan-
Based Awards under the columns
referencing equity awards, Option
Exercises and Stock Vested on
page 62 and described on
page 51.
Health and Welfare Plans and Retirement Plans	Fixed component of pay.	Intended to provide benefits that promote employee health and support employees in attaining financial security.	Summary Compensation Table
under “Change in Pension Value
and Non-Qualified Deferred
Compensation Earnings” and “All
Other Compensation,” Pension
Benefits on page 62 and Non-
Qualified Deferred Compensation
on page 63.
Post-Employment Compensation	Fixed compensation component.	Intended to provide a temporary income source following termination (other than for cause) and in the case of a change in control to ensure continuity of management during that event.	Potential Payments to Named Executive Officers on page 66 and described on page 55.

We do not maintain formal targets for the allocation of total compensation through each of the foregoing elements. We believe that members of our senior management group, who have more direct responsibility for the performance of CME Group, should have a greater percentage of their compensation tied to the performance of CME Group. In accordance with this philosophy:

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COMPENSATION DISCUSSION AND ANALYSIS (CONTINUED)

•	Base salary should decrease as a percentage of overall compensation as employees gain more responsibility with more direct influence over our performance.

•

Employees in positions that most directly influence performance should have a larger percentage of their compensation tied to CME Group’s performance through equity awards with a portion of the equity awards tied to corporate performance goals.

•	Actual awards of incentive compensation should be closely aligned with the performance of CME Group.

The following are the approximate average percentages the elements represent out of the total compensation for our named executive officers for 2013 as set forth in the Summary Compensation Table:

Base Salary	Annual Cash Bonus(1)	Annual Equity(2)	Other Compensation(3)
24%	27%	45%	4%

(1)	Annual cash bonus is composed of amounts listed in the Summary Compensation Table under “Non-Equity Incentive Plan Compensation.”

(2)	Note the annual equity value shown in the Summary Compensation Table includes the restricted stock award made in September 2013, the performance shares awarded in September 2012 based on 2013-2015 cash earnings growth achievement, and the performance shares awarded in September 2013 based on 2014-2016 total shareholder return relative to the S&P 500. The performance shares granted in September 2013 tied to 2014-2016 cash earnings growth achievement are not included in the Summary Compensation Table for 2013 because the specific goal was not approved in 2013.

(3)	Other compensation is composed of amounts listed in the Summary Compensation Table under “Change in Pension Value and Non-Qualified Deferred Compensation Earnings” and “All Other Compensation” columns.

Description of each element of compensation

Base pay

We generally target base pay at the 50th percentile of the competitive market relative to each position’s duties and level of responsibility. Each year the compensation committee reviews the base salaries of the senior management group taking into consideration their total compensation. In general, the evaluation of base salaries involves a review of a variety of factors:

•	The nature and responsibility of the position.

•	The impact, contribution, expertise and experience of the individual.

•	Competitive market information regarding salaries to the extent available and relevant.

•	The importance of retaining the individual along with the competitiveness of the market for the individual’s talent and services.

•	Recommendations of the Executive Chairman & President and CEO (except in the case of their own compensation).

In general, the compensation committee considers salary increases for the senior management group on an annual basis early in the year. No salary increases were awarded to the named executive officers during 2013, but in early 2014, the committee approved a base salary increase for Mr. Parisi from $500,000 to $550,000, for Mr. Durkin from $600,000 to $700,000, and for Ms. Taylor from $600,000 to $700,000 to recognize their contributions and expanding responsibilities and to better align with competitive market levels.

Bonus

Our annual bonus program is designed to focus the named executive officers and other members of senior management on the accomplishment of specific goals. In support of our philosophy, the performance-based bonus awards only pay out when we achieve cash earnings at or above the threshold level. We use this metric because we believe it provides a transparent view of CME Group’s performance during the year. Cash earnings is also the metric used in our dividend policy. Our current dividend policy provides that our dividend target for our regular quarterly dividends will be based on approximately 50% of the prior year’s cash earnings.

The cash earnings target is approved by our board of directors as part of our annual planning process and is also approved by the compensation committee as the performance metric for annual bonus opportunities (adjusted to eliminate the impact of certain non-operating items). During the annual planning process, members of our senior management group undergo a detailed process to develop our annual operating budget and our revenue and growth expectations which are used to formulate the projected cash earnings target for the following year. In setting the goals for the upcoming year, it is expected that such goals will be set at levels that require significant achievement on the part of our senior management group taking into consideration

Notice of Annual Meeting of Shareholders and 2014 Proxy Statement	49

COMPENSATION DISCUSSION AND ANALYSIS (CONTINUED)

CME Group’s current circumstances and the overall state of the industry. The 2013 cash earnings target was set at $1.2 billion.

Annual bonuses will only be paid to our senior management group to the extent we achieve cash earnings at or above the threshold level, which was set at 75% of the target performance goal for 2013. The annual bonus pool is subject to a cap when we achieve cash earnings at the maximum level, which is set at 120% of the established target goal.

Our cash earnings are calculated using the following formula for purpose of the annual bonus.

Cash Earnings Calculation for Annual Bonus

Net Income

+ Depreciation

+ Stock Based Compensation*

+ Amortization on Purchased Intangibles*

- Capital Expenditures

= Cash Earnings

+/- Net Interest Expense*

= Bonus Incentive Plans Cash Earnings

Target as approved by compensation committee

*Adjusted on an after tax basis

The following shows our cash earnings goals and actual achievement for 2013 for purposes of our annual bonus program:

Threshold	Target	Maximum	Actual
$880 million	$1.2 billion	$1.4 billion	$1.2 billion

The compensation committee has discretion to make equitable adjustments to the cash earnings performance calculation to reflect effects of external events outside the control of our senior management group, such as unforeseen litigation or changes in accounting or taxation standards. Such adjustments may also reflect effects of unusual or significant strategic events that are within the control of our senior management that were not contemplated at the time the goal was established and that were undertaken with an expectation of improving our long-term financial performance, such as acquisitions or strategic relationships. In 2013, the committee approved adjustments regarding certain non-performance events, such as the sale of the NYMEX building, an insurance recovery related to Hurricane Sandy and prior year tax credits and deferred tax impacts consistent with prior practice.

2013 bonus awards

Annual bonus opportunities are based upon CME Group’s achievement of cash earnings and are awarded in consideration of the individual’s performance during the year. The committee approved the bonuses for the named executive officers for 2013 based on our achievement of cash earnings and in recognition of the previously discussed accomplishments set forth on page 1.

The table below shows the payout opportunities and actual bonus payments for 2013 as well as a comparison to actual 2012 cash bonuses for the named executive officers.

2013 Named Executive Officer Bonus Awards
Name	Bonus Plan Target as % of Salary	Bonus Plan Target	Bonus Plan Maximum as % of Salary	Bonus Plan Maximum	2013 Annual Bonus as % of Salary	2012 Annual Bonus	2013 Annual Bonus	Percentage Change
Phupinder S. Gill	100%	$1,000,000	200%	$2,000,000	110.66%	$609,047	$1,106,564	82%
James E. Parisi	100%	500,000	200%	1,000,000	110.66%	328,805	553,282	68
Terrence A. Duffy	100%	1,250,000	200%	2,500,000	110.66%	761,309	1,383,206	82
Bryan T. Durkin	100%	600,000	200%	1,200,000	110.66%	394,565	663,939	68
Kimberly S. Taylor	100%	600,000	200%	1,200,000	110.66%	394,565	663,939	68

50	Notice of Annual Meeting of Shareholders and 2014 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS (CONTINUED)

Our 2013 actual annual cash earnings results were 102% of the target level performance. As such, bonuses for the named executive officers were approved by the committee at approximately 111% of their individual bonus target opportunities. The bonuses for all named executive officers were delivered at the level determined by cash earnings performance, without any additional discretion applied by the committee.

Other members of our senior management group have target bonus opportunities ranging from 75% to 100% of their base earnings.

Equity

Long-term grants of equity are important to reflect an alignment with shareholder value creation and a competitive mix of long- and short-term incentives. Our equity program is designed to reward and encourage the success and contributions of our employees, including our named executive officers, which leads to value creation for CME Group and our shareholders.

Historically, we have used stock options and time-vested restricted stock as the primary long-term incentive vehicles. In September 2011, we enhanced our compensation program by introducing performance shares to our annual equity grant program for our senior management group, and in September 2013 the annual equity awards for members of our senior management group were comprised of a mix of performance shares and time-vested restricted stock. This mix of equity vehicles enables us to focus employees on stock price appreciation, provides for employee retention and directly aligns employee interests with shareholder value creation.

Equity grant practices

The following is a summary of our equity grant practices and the role of the committee in approving awards:

•	Options have a 10-year maximum term.

•	We used the closing price on the date of grant as the exercise price for option awards.

•

Our Omnibus Stock Plan and our Director Stock Plan prohibit the granting of options or stock appreciation rights below the market value on the date of grant, the repricing of existing awards, and payment of dividends on performance based shares prior to the achievement of performance goals. Beginning with the 2010 annual equity grant, dividends relating to outstanding shares of unvested time-based restricted stock are accrued and paid out at vesting.

•	Our annual equity awards are granted on September 15th or in the event the 15th is not a business day, the closest business day thereto.

•

At a meeting prior to the annual grant date, the committee approves the awards for the senior management group based upon the target equity opportunities and recommendations from the Executive Chairman & President and CEO using a pre-set calculation of a percentage of base salary and a recent closing price. Actual awards are granted based on the previously approved calculation and the closing price on the actual grant date. The committee receives a report of the actual awards at a subsequent meeting.

•

The committee has delegated authority to the CEO to approve annual, sign-on, retention and initiative-based equity awards to employees below our senior management group other than our chief accounting officer within parameters set by the committee. The CEO provides the committee with an annual report on awards granted under such delegated authority.

In September 2013, the annual grants for our senior management group were comprised of 50% performance shares and 50% time-vested restricted stock. The equity targets for our named executive officers were established based upon a review of the nature of the responsibility of the position of the executive within CME Group, the competitive market data derived through our benchmarking practices and the ability of the employee to impact the overall growth and performance of CME Group based upon his or her role within the company. As discussed in more detail on page 46, we generally target total compensation in the 50th percentile of our peer group. Through our benchmarking process, we compare equity compensation on a standalone basis as well as part of an executive’s overall total compensation.

Notice of Annual Meeting of Shareholders and 2014 Proxy Statement	51

COMPENSATION DISCUSSION AND ANALYSIS (CONTINUED)

The committee has the discretion to adjust the annual equity awards for the Executive Chairman & President and CEO in a range of 15% above or below the target opportunity listed in the table below to distinguish for individual performance. The committee has the discretion to adjust equity awards for the other members of our senior management group from 0.5 to 1.5 times the target opportunities listed in the following table to distinguish for individual performance. In September 2013, all annual equity awards for the named executive officers were made at the target levels.

The table below shows the annual equity award opportunities for our named executive officers and actual awards made in 2013.

2013 Named Executive Officer Equity Awards
Name	Annual Equity Award Target as % of Base Pay	Annual Equity Award Target	Actual Annual Equity Award as % of Target	Actual Annual Equity Award(1)
Phupinder S. Gill	175%	$1,750,000	100%	$1,750,000
James E. Parisi	175%	875,000	100%	875,000
Terrence A. Duffy	175%	2,187,500	100%	2,187,500
Bryan T. Durkin	175%	1,050,000	100%	1,050,000
Kimberly S. Taylor	175%	1,050,000	100%	1,050,000
(1)	Actual value of equity awards in 2013 was calculated using the closing price on the date of the grant on September 16, 2013 of $71.73. The valuation methods used for award determination reflected above differ from those used in the Summary Compensation Table. Additionally, the performance share portion of the equity award tied to the three-year cash earnings growth goal is not included in the Summary Compensation Table as the specific cash earnings growth goal was not approved by the compensation committee until 2014.

In early 2014, the committee approved an increase in the annual equity award target opportunity for the named executive officers to 200% of base salary to better align with competitive market levels.

Performance shares tied to 2014-2016 performance

The September 2013 performance share award criteria were divided with 50% based on cash earnings growth on a per share basis and 50% based on total shareholder return relative to the S&P 500, measured over 2014 through 2016. Following the three-year performance period, the award will be settled in unrestricted shares of stock, based upon achievement of the following performance metrics:

Cash Earnings Growth Performance % of Target Award Earned				Relative TSR Performance % of Target Award Earned
Below Threshold	Threshold	Target	Maximum	Below 25th Percentile	25th Percentile	50th Percentile	75th Percentile
0	50%	100%	200%	0	50%	100%	200%

52	Notice of Annual Meeting of Shareholders and 2014 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS (CONTINUED)

The details of the performance share awards granted in September 2013 tied to 2014-2016 cash earnings growth on a per share basis and total shareholder return relative to the S&P 500 are as follows:

			Performance Share Payout Opportunity (in Shares)
Name	Award Date	Performance Metric	Threshold	Target	Maximum
Phupinder S. Gill
	9/16/2013	2014-2016 Cash Earnings Growth	3,050	6,099	12,198
	9/16/2013	2014-2016 TSR	3,050	6,099	12,198
James E. Parisi
	9/16/2013	2014-2016 Cash Earnings Growth	1,525	3,050	6,100
	9/16/2013	2014-2016 TSR	1,525	3,050	6,100
Terrence A. Duffy
	9/16/2013	2014-2016 Cash Earnings Growth	3,812	7,624	15,248
	9/16/2013	2014-2016 TSR	3,812	7,624	15,248
Bryan T. Durkin
	9/16/2013	2014-2016 Cash Earnings Growth	1,830	3,660	7,320
	9/16/2013	2014-2016 TSR	1,830	3,660	7,320
Kimberly S. Taylor
	9/16/2013	2014-2016 Cash Earnings Growth	1,830	3,660	7,320
	9/16/2013	2014-2016 TSR	1,830	3,660	7,320

Initiative-based performance shares

In addition to annual equity awards, certain members of our senior management group are eligible to receive performance share awards based upon their contributions to select key corporate initiatives. Participation in such awards is at the recommendation of the Executive Chairman & President and CEO, subject to approval by the compensation committee. Under this program, awards are earned based on performance against initiative-specific operational milestones or financial goals as certified by the committee.

We did not grant any such initiative-based performance shares to members of our senior management group in 2013, but previous awards made to members of our senior management group were tied to 2013 performance goals. Ms. Taylor received awards in 2011 and 2012 for her contributions to certain key strategic initiatives, both of which had goals tied to 2013 performance.

The following table shows total payout opportunities of the previously granted initiative-based performance shares tied to 2013 performance based on the range of performance against the established metrics, and actual shares earned when performance was certified by the committee in early 2014.

Initiative-Based Performance Share Opportunity Tied to 2013 Performance
			Performance Share Payout Opportunity (in Shares)			Actual Shares Earned
Name	Award Date	Performance Metric	Threshold	Target	Maximum
Kimberly S. Taylor (1)	6/15/2011	2013 Key Strategic Initiative	645	1,290	2,580	—
	12/14/2012	2013 Key Strategic Initiative	N/A	1,230	1,230	1,230

(1)	The committee certified performance results associated with the awards granted in 2011 and 2012 on February 26, 2014. Based on the committee’s certification, the pre-established goal associated with the 2011 award was not achieved, therefore no shares were earned. For the 2012 award, the committee certified that the pre-established goal was achieved and the target level of shares was earned.

Notice of Annual Meeting of Shareholders and 2014 Proxy Statement	53

COMPENSATION DISCUSSION AND ANALYSIS (CONTINUED)

Performance-based grant of restricted stock

In lieu of participation in our initiative-based performance share program, Messrs. Duffy and Gill are entitled to receive an annual grant of time-vested restricted stock with a value of up to 100% of their base salary based upon the achievement of outstanding performance as measured based on cash earnings and total shareholder return measured over the prior year:

Outstanding Cash Earnings Performance Award			Outstanding Total Shareholder Return Performance Award
	For each 0.1% Above 120% of Goal	At or Above 130% of Goal		For each 0.1% Above 75th Percentile	At or Above 85th Percentile
Value of Performance Award as % of base salary	0.5%	50%	Value of Performance Award as % of base salary	0.5%	50%

Our actual 2013 cash earnings was 102% of the target goal and our total shareholder return was at the 80th percentile of the S&P 500. As a result of the outstanding performance on relative total shareholder return in 2013, the committee approved awards of time-vested restricted shares for Messrs. Duffy and Gill to be granted in March 2014 with a value equal to 25% of their respective salaries.

The following table shows total payout opportunities of these performance-granted restricted stock awards based on the range of performance against the established metrics, and actual value of shares to be granted when performance was certified by the committee in early 2014.

2013 Performance - Based Grants of Restricted Stock
Name	Award Date	Performance Metric	Performance Share Payout Opportunity			Actual Value of Shares to be Granted
			Threshold	Target	Maximum
Phupinder S. Gill(1)	N/A	2013 Cash Earnings	$5,000	N/A	$500,000	$—
	3/14/2014	2013 TSR	$5,000	N/A	$500,000	$250,000
Terrence A. Duffy(1)	N/A	2013 Cash Earnings	$6,250	N/A	$625,000	$—
	3/14/2014	2013 TSR	$6,250	N/A	$625,000	$312,500

(1)	The committee certified performance results associated with the 2013 cash earnings goal and the 2013 TSR performance relative to the S&P 500 goal on February 26, 2014 and approved awards to be granted on March 14, 2014. Based on the committee’s certification, the pre-established goal associated with the TSR performance was achieved, and 50% of the TSR payout opportunity was earned.

Health and Welfare Plans and Retirement Plans

All eligible employees, including the named executive officers, participate in our benefit programs. We provide health and wellness benefits, including medical and dental coverage, disability insurance benefits based on two-thirds of base pay and life insurance benefits based on three times base pay. In addition, employees are eligible to participate in our qualified retirement plans, which consist of our 401(k) savings plan and our cash balance pension plan.

In addition to the qualified retirement plans, employees whose pay exceeds the compensation limits for qualified benefit plans set by the Internal Revenue Service participate in a non-qualified deferred compensation plan which provides for “make-whole” contributions. For more information on our deferred compensation plans, see Non-Qualified Deferred Compensation Plans beginning on page 63.

Qualified and non-qualified retirement benefits provided to the named executive officers are set forth in the following tables: Pension Benefits and the Non-Qualified Deferred Compensation Plans on pages 62 and 63, respectively.

PERQUISITES AND OTHER PERSONAL BENEFITS

We provide limited perquisites and other personal benefits to our senior management that we believe are moderate and consistent with our overall compensation program. We provide monthly parking benefits to a subset of our senior management group, including Messrs. Duffy and Gill. Additionally, all of our senior level employees are entitled to an annual physical examination. The aggregate value of all perquisites received by each named executive officer in 2013 did not exceed $10,000. To the extent that perquisites result in imputed income to the individual, we do not provide gross-up payments to cover the personal income tax due on such imputed income.

54	Notice of Annual Meeting of Shareholders and 2014 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS (CONTINUED)

POST-EMPLOYMENT COMPENSATION

Our employment contracts contain reasonable provisions and ensure continuity of leadership

Our philosophy is to enter into employment contracts and retention agreements on a very selective basis in light of the particular facts and circumstances involved in the individual employment relationship, such as whether the employment arrangement would be necessary to recruit and/or retain necessary talent with compensation terms that we believe are in accordance with our overall compensation program. Our employment agreements typically are for a period of three to five years, include non-compete and non-solicitation provisions, do not provide for cash severance payments in excess of three times annual base salary, do not provide for gross-up payments (except in connection with certain self-insured supplemental life insurance payments that would be paid to Mr. Duffy’s beneficiaries under his agreement) and include a requirement that the executive execute a release agreement before becoming entitled to receive severance payments. All contractual compensation terms within the employment agreements for our senior management group are reviewed and approved by the compensation committee. We believe that our existing employment contracts contain compensation terms in line with our overall compensation program and philosophy. A description of the employment agreements we have with Messrs. Duffy and Gill is set forth in the section entitled Potential Payments Upon Termination or Change-in-Control—Employment Agreements and other Compensation Arrangements with Named Executive Officers beginning on page 63.

We have reasonable change-in-control and other termination provisions

Change-in-control provisions assist us with retention during rumored and actual change of control activity when management continuity is key to preserving the value of the business. We also provide other severance benefits in connection with terminations other than for misconduct. We believe these benefits allow us to facilitate changes with key employees, as needed, and to ensure minimal disruption to the business in exchange for non-competition and non-solicitation benefits for CME Group along with a general release.

A description of our severance policies and practices and the estimated amounts that would be payable to our named executive officers under certain circumstances are set forth under the section entitled Potential Payments Upon Termination or Change-in-Control beginning on page 63.

OTHER COMPENSATION POLICIES

We have established stock ownership guidelines to ensure alignment of interests with our shareholders

The committee has established the following stock ownership guidelines for the members of our senior management group:

•	The Executive Chairman & President and CEO: shares with a value equal to at least a multiple of five times base pay.

•	Other members of the senior management group: shares with a value equal to at least a multiple of three times their respective base pay.

Each individual has five years from the date of hire or promotion to achieve their ownership guideline. As of the 2013 review, all of our named executive officers had satisfied the guidelines.

The compensation committee monitors compliance with these stock ownership guidelines on an annual basis. Generally shares that are deemed “owned” for purposes of Section 16 of the SEC regulations are counted towards satisfaction of these guidelines. Shares are valued based upon the greater of (i) the fair market value at the time of the assessment and (ii) the actual value at the time of acquisition or, in the case of restricted stock or performance shares, at the time of vesting.

We prohibit derivative transactions and hedging of ownership risk of our securities and have adopted a policy restricting the pledging of our Class A shares

To ensure alignment of interests between our employees and board members and our shareholders and to further ensure that such individuals share in the risks and rewards of the ownership of our stock, we prohibit our employees and members of the board from engaging in any derivative or hedging transactions relative to their ownership of our stock. The board also has

Notice of Annual Meeting of Shareholders and 2014 Proxy Statement	55

COMPENSATION DISCUSSION AND ANALYSIS (CONTINUED)

adopted a policy prohibiting pledging of our Class A shares. In connection with the adoption of the policy, the board elected to grandfather in the existing pledging arrangements of Messrs. Gepsman, Johnson and Melamed based on the fact that:

•	The number of shares pledged were approximately 128,000 shares, which is significantly less than 0.1% of our outstanding Class A common stock.

•	The secured parties have each undertaken not to sell such pledged shares during any period in which our board members are restricted from trading under our compliance policies.

•	These board members have agreed to own shares not subject to any pledging arrangement with a value that meets their applicable stock ownership guidelines.

•	The pledging arrangements were related to such individual’s derivatives trading activities at CME Group.

Our compensation committee and board annually review the total compensation of our senior management

To ensure the committee members are informed of the potential compensation levels of our senior management group, the committee reviews on an annual basis all components of their compensation package and total compensation. This review includes annual base pay, annual cash bonus, value of annual equity awards, in-the-money value of all historic equity grants including monetized gains, the value of retirement contributions under our qualified and non-qualified plans, and potential change-in-control payments. The committee provides an annual report on the results of this review to the board during an executive session. No changes to our program were made as a result of the most recent annual review. For more information on the operation of our compensation committee see page 40.

We have implemented a recoupment policy

In furtherance of our philosophy to ensure the interests of our senior management are aligned with those of our shareholders, effective as of 2010, the compensation committee recommended and the board approved a recoupment policy. This policy provides the board with the discretion to recoup annual bonus payments to our employees at the level of managing director and above in the event of a financial restatement, the effect of which is that such incentive payments were not otherwise earned by an individual under our bonus programs based upon the restated calculation of our cash earnings or any other performance metric in effect at the time. We plan to continue to monitor the requirements to amend our recoupment policy for compliance with the provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act once implemented by regulation.

TAX AND ACCOUNTING IMPLICATIONS

The committee recognizes that tax and regulatory factors may influence the structure of executive compensation programs, including:

Limit on Tax-Deductible Compensation. Section 162(m) of the Internal Revenue Service Code imposes a $1 million limit on the deduction that we may claim in any tax year with respect to compensation paid to any of the named executive officers, but excluding the principal financial officer. However, the Code allows for certain types of performance-based exemptions to this $1 million limit, provided that the compensation plan meets certain requirements. Generally, compensation payable solely on attainment of one or more performance goals is not subject to the deduction limit if: (i) the performance goals are objective, pre-established and determined by a committee composed solely of two or more outside directors; (ii) the material terms of the performance goals under which the compensation is to be paid are disclosed to the shareholders and approved by a majority vote; and (iii) the committee certifies that the performance goals and other material terms were in fact satisfied before the compensation is paid.

Our shareholder approved bonus plan is designed to comply with the requirements of Section 162(m). However, the committee believes shareholder interests are best served if the committee’s discretion and flexibility in awarding compensation is not restricted, even though some compensation awards may result in non-deductible compensation expenses. Therefore, the committee reserves the right to authorize payments or take other actions that can result in the payment of compensation that is not deductible for income tax purposes.

Accounting for Stock-Based Compensation. We account for stock-based compensation, including all awards pursuant to our equity program, under the fair value method. We also estimate expected forfeitures of stock grants. The tax deduction is taken at the time the stock option is exercised or the restricted or performance shares vest, as applicable.

56	Notice of Annual Meeting of Shareholders and 2014 Proxy Statement

COMPENSATION COMMITTEE REPORT

The compensation committee reviewed and discussed the Compensation Discussion and Analysis with our management. After such discussions, the committee recommended to the board of directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into our annual report on Form 10-K.

The Compensation Committee—2013

J. Dennis Hastert, Chairman

Timothy S. Bitsberger

James A. Donaldson

Martin J. Gepsman

Larry G. Gerdes

Daniel R. Glickman

William R. Shepard

Notice of Annual Meeting of Shareholders and 2014 Proxy Statement	57

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following table provides information regarding the compensation earned during the year ended December 31, 2013 by our named executive officers. In 2013, “salary” accounted for approximately 24% of the total compensation of the named executive officers as a whole and “non-equity incentive compensation” accounted for approximately 27% of such total compensation.

Name and Principal Position	Year	Salary ($)	Stock Awards ($) (1)	Option Awards ($) (1)	Non-Equity Incentive Plan Compensation ($) (2)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (3) (4)	All Other Compensation ($) (5)	Total ($)
Phupinder S. Gill CEO (6)	2013	1,000,000	1,896,717	—	1,106,564	—	146,073	4,149,354
	2012	937,692	1,487,958	—	609,047	66,481	153,094	3,254,272
	2011	800,000	997,481	311,334	836,362	52,022	201,975	3,199,174
James E. Parisi CFO	2013	500,000	948,435	—	553,282	—	54,065	2,055,782
	2012	500,000	768,056	—	328,805	60,860	70,230	1,727,951
	2011	500,000	582,598	198,605	519,711	44,619	78,199	1,923,732
Terrence A. Duffy Executive Chairman & President (7)	2013	1,250,000	2,370,760	—	1,383,206	15,947	204,613	5,224,526
	2012	1,172,116	1,860,039	—	761,309	31,744	192,742	4,017,950
	2011	1,000,000	1,244,051	385,206	1,045,453	25,189	250,396	3,950,295
Bryan T. Durkin COO	2013	600,000	1,138,058	—	663,939	—	103,022	2,505,019
	2012	600,000	916,019	—	394,565	128,913	97,898	2,137,395
	2011	575,000	974,265	228,359	628,475	73,598	159,756	2,639,453
Kimberly S. Taylor President CME Clearing (8)	2013	600,000	1,138,058	—	663,939	—	78,979	2,480,976
	2012	600,000	1,107,516	—	394,565	63,955	93,705	2,259,741

(1)	The amounts reflected in the “Stock Awards” and “Option Awards” columns reflect the aggregate grant date fair value computed in accordance with Financial Accounting Standards Board ASC Topic 718 without giving effect to estimated forfeitures. The fair value of the 2013 restricted stock grants was calculated using the closing price on September 16, 2013 of $71.73. The fair value of performance shares based on cash earnings shown in 2013 was calculated using the closing price on May 23, 2013 of $64.13. The fair value of performance shares based on TSR relative to the S&P 500 shown in 2013 was calculated using a value of $89.39 for September 16, 2013, which was derived from a Monte-Carlo simulation.

(2)	The amounts included in the “Non-Equity Incentive Plan Compensation” column reflect awards to the named executive officers under our bonus plans, which are discussed on page 49 under the “Bonus” heading. No other bonuses were paid.

(3)	The amounts reflected in the “Change in Pension Value and Non-Qualified Deferred Compensation Earnings” column reflect only the change in the pension value during the particular year. Under our non-qualified deferred compensation plans, participants may invest in one or more market investments that are available from time to time. This is the only return that they receive and, therefore, no above-market earnings are reflected in this table. For more information on our deferred compensation plans, see the section entitled Non-Qualified Deferred Compensation Plans on page 63.

(4)	Messrs. Gill, Parisi and Durkin and Ms. Taylor experienced a decrease in pension values compared to the prior year, largely due to the increase in discount rate used from year to year. Actual change in pension value is ($4,566), ($12,313), ($47,886) and ($4,855) respectively.

(5)	Amounts included in the “All Other Compensation” column for 2013 are as follows:

	401(k) Company Contribution	Supplemental Plan (9)	Other (10)	Total
Phupinder S. Gill	$7,650	$136,407	$2,016	$146,073
James E. Parisi	7,650	44,903	1,512	54,065
Terrence A. Duffy	7,650	195,703	1,260	204,613
Bryan T. Durkin	4,846	96,362	1,814	103,022
Kimberly S. Taylor	7,650	69,515	1,814	78,979

(6)	Mr. Gill received an increase in his annual base salary from $800,000 to $1,000,000 effective as of May 1, 2012 in connection with our leadership transition. The amount set forth in the “Salary” column for 2012 reflects the actual salary earned during the period.

(7)	Mr. Duffy received an increase in his annual base salary from $1,000,000 to $1,250,000 effective as of May 1, 2012 in connection with our leadership transition. The amount set forth in the “Salary” column for 2012 reflects the actual salary earned during the period. As discussed under the section entitled Potential Payments upon Termination or Change-in-Control—Employment Agreements and other Compensation Arrangements with Named Executive Officers on page 63, we have agreed to self-insure supplemental life and long-term disability coverage for Mr. Duffy and to gross up his beneficiaries for any additional taxes incurred as a result of the supplemental life coverage. Because no actual payments were made or liabilities incurred as a result of this coverage, no amounts have been included in Mr. Duffy’s compensation in respect of such coverage.

58	Notice of Annual Meeting of Shareholders and 2014 Proxy Statement

EXECUTIVE COMPENSATION (CONTINUED)

(8)	Ms. Taylor was not a named executive officer in 2011.

(9)	The items included under the “Supplemental Plan” column are 401(k) make-whole and pension make-whole contributions. Make-whole contributions are company contributions for individuals whose compensation has exceeded the statutory compensation limit identified in Section 401(a)(17) of the Internal Revenue Code and thus must be excluded from consideration in qualified retirement plans.

(10)	The items included in the “Other” column are life insurance premiums paid by us for the benefit of the named executive officer.

GRANTS OF PLAN-BASED AWARDS

The following table shows the possible payouts to our named executive officers in 2013 under our Incentive Plan for Named Executive Officers (Messrs. Gill, Duffy and Durkin and Ms. Taylor) and our bonus plan for other employees (Mr. Parisi) and the equity awards granted under our Omnibus Stock Plan in 2013. For additional information on our equity and bonus programs, see the section of this proxy statement entitled Compensation Discussion and Analysis.

Name	Type of Award(1)	Grant Date	Approval Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(2)			Estimated Future Payouts Equity Incentive Plan Awards(3)			All Other Stock Awards: Number of Shares of Stock	Grant Date Fair Value of Stock Awards
				Threshold	Target	Maximum	Threshold (#)	Target (#)	Maximum (#)
Phupinder S. Gill	Bonus	n/a	n/a	$500,000	$1,000,000	$2,000,000
	PS-CE	5/23/13	9/12/12				3,715	7,429	14,858		$476,422
	PS-TSR	12/31/13	9/4/13				3,050	6,099	12,198		545,190
	RS	9/16/13	9/4/13							12,200	875,106
James E. Parisi	Bonus	n/a	n/a	250,000	500,000	1,000,000
	PS-CE	5/23/13	9/12/12				1,858	3,715	7,430		238,243
	PS-TSR	12/31/13	9/4/13				1,525	3,050	6,100		272,640
	RS	9/16/13	9/4/13							6,100	437,553
Terrence A. Duffy	Bonus	n/a	n/a	625,000	1,250,000	2,500,000
	PS-CE	5/23/13	9/12/12				4,643	9,286	18,572		595,511
	PS-TSR	12/31/13	9/4/13				3,812	7,624	15,248		681,509
	RS	9/16/13	9/4/13							15,248	1,093,739
Bryan T. Durkin	Bonus	n/a	n/a	300,000	600,000	1,200,000
	PS-CE	5/23/13	9/12/12				2,229	4,457	8,914		285,827
	PS-TSR	12/31/13	9/4/13				1,830	3,660	7,320		327,167
	RS	9/16/13	9/4/13							7,320	525,064
Kimberly S. Taylor	Bonus	n/a	n/a	300,000	600,000	1,200,000
	PS-CE	5/23/13	9/12/12				2,229	4,457	8,914		285,827
	PS-TSR	12/31/13	9/4/13				1,830	3,660	7,320		327,167
	RS	9/16/13	9/4/13							7,320	525,064

(1)	“Bonus” refers to 2013 annual bonus opportunity, “PS-CE” refers to performance shares tied to cash earnings achievement, “PS-TSR” refers to performance shares tied to total shareholder return relative to the S&P 500, and “RS” refers to restricted stock awards. Performance shares are granted at the target level and adjusted based on actual performance.

(2)	The amounts shown in the “Threshold,” “Target” and “Maximum” columns reflect the bonus opportunity for our named executive officers based upon their annual bonus target and are dependent upon the level of cash earnings achieved.

(3)	Under our equity program, eligible employees, including members of our senior management group, typically receive annual equity grants in September. On May 23, 2013, our compensation committee approved the cash earnings growth goal for 2013-2015 for the performance shares awarded in September 2012. On September 4, 2013, our compensation committee met and approved our annual equity awards for our executive officers based on our pre-established formulas under our equity program as described on page 52. Grants of performance shares and time-vested restricted stock were made on September 16, 2013. The amounts in the “Threshold,” “Target” and “Maximum” columns reflect the performance share opportunity awarded in September 2012 tied to cash earnings performance during 2013-2015, and the performance share opportunity awarded in September 2013 tied to total shareholder return relative to the S&P 500 during 2014-2016. The performance share opportunity tied to 2014-2016 cash earnings growth is not included in the table above because while awarded in 2013, the specific cash earnings goal was not approved by the compensation committee until 2014.

Notice of Annual Meeting of Shareholders and 2014 Proxy Statement	59

EXECUTIVE COMPENSATION (CONTINUED)

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

The following table summarizes the number of securities underlying outstanding plan awards as of December 31, 2013 for each named executive officer.

		Option Awards(1)				Stock Awards(1)
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares of Stock That Have Not Vested	Market Value of Shares of Stock That Have Not Vested (2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That have Not Vested		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (2)
Phupinder S. Gill	12/31/2013	—	—	$—	—	—	$—	3,050	(3)	$239,303
	9/16/2013	—	—	—	—	12,200	957,212
	5/23/2013	—	—	—	—	—	—	3,715	(4)	291,479
	12/31/2012	—	—	—	—	—	—	3,715	(5)	291,479
	9/14/2012	—	—	—	—	11,145	874,437
	3/5/2012	—	—	—	—	—	—	1,707	(6)	133,931
	12/31/2011	—	—	—	—	—	—	2,283	(7)	179,124
	9/15/2011	8,540	8,540	54.37	9/15/2021	6,930	543,728
	9/15/2010	23,340	7,780	54.30	9/15/2020	3,470	272,256
	9/15/2009	20,080	—	56.87	9/15/2019	—	—
	6/16/2008	19,500	—	83.88	6/16/2018	—	—
	6/15/2007	9,950	—	110.54	6/15/2017	—	—
	6/15/2006	20,025	—	88.13	6/15/2016	—	—
	06/15/2005	35,000	—	50.39	6/15/2015	—	—
	06/14/2004	74,000	—	25.40	6/14/2014	—	—
James E. Parisi	12/31/2013	—	—	$—	—	—	$—	1,525	(3)	$119,652
	9/16/2013	—	—	—	—	6,100	478,606
	5/23/2013	—	—	—	—	—	—	1,858	(4)	145,779
	12/31/2012	—	—	—	—	—	—	1,858	(5)	145,779
	9/14/2012	—	—	—	—	5,571	437,101
	3/5/2012	—	—	—	—	—	—	1,065	(6)	83,560
	12/31/2011	—	—	—	—	—	—	1,425	(7)	111,806
	9/15/2011	5,340	5,340	54.37	9/15/2021	4,330	339,732
	9/15/2010	12,405	4,135	54.30	9/15/2020	1,840	144,366
	9/15/2009	9,800	—	56.87	9/15/2019	—	—
	6/16/2008	8,700	—	83.88	6/16/2018	—	—
	6/15/2007	7,400	—	110.54	6/15/2017	—	—
	6/15/2006	7,475	—	88.13	6/15/2016	—	—
Terrence A. Duffy	12/31/2013	—	—	$—	—	—	$—	3,812	(3)	$299,090
	9/16/2013	—	—	—	—	15,248	1,196,358
	5/23/2013	—	—	—	—	—	—	4,643	(4)	364,290
	12/31/2012	—	—	—	—	—	—	4,643	(5)	364,290
	9/14/2012	—	—	—	—	13,929	1,092,869
	3/5/2012	—	—	—	—	—	—	2,136	(6)	167,591
	12/31/2011	—	—	—	—	—	—	2,859	(7)	224,317
	9/15/2011	—	10,680	54.37	9/15/2021	8,660	679,464
	9/15/2010	—	9,240	54.30	9/15/2020	4,120	323,255
	6/16/2008	30,875	—	83.88	6/16/2018	—	—
	6/15/2007	27,550	—	110.54	6/15/2017	—	—
	12/15/2006	17,375	—	105.90	12/15/2016	—	—

60	Notice of Annual Meeting of Shareholders and 2014 Proxy Statement

EXECUTIVE COMPENSATION (CONTINUED)

		Option Awards(1)				Stock Awards(1)
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares of Stock That Have Not Vested	Market Value of Shares of Stock That Have Not Vested (2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That have Not Vested		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (2)
Bryan T. Durkin	12/31/2013	—	—	$—	—	—	$—	1,830	(3)	$143,582
	9/16/2013	—	—	—	—	7,320	574,327
	5/23/2013	—	—	—	—	—	—	2,229	(4)	174,887
	12/31/2012	—	—	—	—	—	—	2,229	(5)	174,887
	9/14/2012	—	—	—	—	6,687	524,662
	3/5/2012	—	—	—	—	—	—	1,227	(6)	96,270
	12/31/2011	—	—	—	—	—	—	1,644	(7)	128,988
	9/15/2011	6,140	6,140	54.37	9/15/2021	4,980	390,731
	9/15/2010	16,785	5,595	54.30	9/15/2020	2,495	195,758
	9/15/2009	11,960	—	56.87	9/15/2019	—	—
	6/16/2008	11,600	—	83.88	6/16/2018	—	—
	9/14/2007	9,200	—	109.72	9/14/2017	—	—
	1/3/2006	11,250	—	50.01	1/3/2016	—	—
	10/18/2005	25,625	—	28.80	10/18/2015	—	—
Kimberly S. Taylor(9)	12/31/2013	—	—	$—	—	—	$—	1,830	(3)	$143,582
	9/16/2013	—	—	—	—	7,320	574,327
	5/23/2013	—	—	—	—	—	—	2,229	(4)	174,887
	12/31/2012	—	—	—	—	—	—	2,229	(5)	174,887
	12/14/2012	—	—	—	—	—	—	1,435	(8)	112,590
	9/14/2012	—	—	—	—	6,687	524,662
	3/5/2012	—	—	—	—	—	—	1,065	(6)	83,560
	12/31/2011	—	—	—	—	—	—	1,425	(7)	111,806
	9/15/2011	5,340	5,340	54.37	9/15/2021	4,330	339,732
	9/15/2010	14,595	4,865	54.30	9/15/2020	2,170	170,258
	9/15/2009	8,360	—	56.87	9/15/2019	—	—
	6/16/2008	8,125	—	83.88	6/16/2018	—	—
	6/15/2007	7,400	—	110.54	6/15/2017	—	—
	6/15/2006	7,400	—	88.13	6/15/2016	—	—
	6/15/2005	13,000	—	50.39	6/15/2015	—	—

(1)	Subject to acceleration or termination in certain circumstances, stock option and restricted stock awards granted between 2009 and 2013 vest over a four-year period, with 25% vesting one year after the grant date with an additional 25% vesting on each anniversary date thereafter. Equity awards granted between 2003 through 2008 vested over a five-year period, with 20% vesting one year after the grant date and an additional 20% vesting on each anniversary date thereafter.

(2)	Market value was determined using the closing price on December 31, 2013 of $78.46.

(3)	Reflects performance shares awarded in September 2013 tied to TSR relative to the S&P 500 during 2014-2016, which will vest in full, if earned, following the completion of the three-year performance period; payout value shown assumes achievement of the threshold performance level. The performance shares awarded in September 2013 tied to the achievement of cash earnings growth during 2014-2016 do not appear in this table because the goal was not approved until 2014.

(4)	Reflects performance shares awarded in September 2012 tied to cash earnings during 2013-2015, which will vest in full, if earned, following the completion of the three-year performance period; payout value shown assumes achievement of the threshold performance level.

(5)	Reflects performance shares awarded in September 2012 tied to TSR relative to the S&P 500 during 2013-2015, which will vest in full, if earned, following the completion of the three-year performance period; payout value shown assumes achievement of the threshold performance level.

(6)	Reflects performance shares awarded in September 2011 earned based on the achievement of cash earnings during 2012; payout value shown reflects actual performance results, whereby 65.75% of the target shares were earned. Twenty-five percent of the earned shares vested in March 2013 with the remaining vesting annually over the next three years, subject to continued employment.

(7)	Reflects performance shares awarded in September 2011 earned based on the achievement of TSR relative to the S&P 500 during 2012; payout value shown reflects actual performance results, whereby 88% of the target shares were earned. Twenty-five percent of the earned shares vested in March 2013 with the remaining vesting annually over the next three years, subject to continued employment.

(8)	Reflects performance shares awarded in December 2012 tied to initiative-specific operational milestones and financial goals, which will vest in full, if earned, following the completion of the performance periods; payout value shown assumes achievement of the threshold performance level.

(9)	Excludes performance shares awarded in June 2011 tied to initiative-specific goals for 2013 that were not achieved, therefore no shares were earned.

Notice of Annual Meeting of Shareholders and 2014 Proxy Statement	61

EXECUTIVE COMPENSATION (CONTINUED)

OPTION EXERCISES AND STOCK VESTED

The following table summarizes stock option exercises by our named executive officers and the vesting of their stock awards in 2013.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting	Value Realized on Vesting
Phupinder S. Gill	43,500	$2,054,210	16,285	$1,156,846
James E. Parisi	32,000	914,575	8,207	586,724
Terrence A. Duffy	62,235	946,182	21,138	1,503,477
Bryan T. Durkin	—	—	15,371	1,055,112
Kimberly S. Taylor	—	—	8,714	623,367

PENSION BENEFITS

We maintain a non-contributory defined benefit cash balance pension plan for eligible employees. To be eligible, an employee must have completed a continuous 12-month period of employment with us and have reached the age of 21. Our funding goal is to have the pension plan 100% funded on a projected benefit obligation basis, while also satisfying any minimum required contributions and maximizing tax deductible contribution requirements. Participants are fully vested in their accounts after three years of service. Once an employee becomes a participant in the pension plan, their notional pension account is credited with an amount equal to an age-based percentage of that individual’s earnings plus the greater of 4% interest or the December yield on one-year constant maturity yield for U.S. Treasury notes. During 2013, the pension plan interest rate was 4%. The pension account is portable and vested balances may be paid out when participants end their employment with us. Alternatively, upon retirement, a participant may elect to receive the balance in the account in the form of one of various monthly annuities.

The following is the schedule of employer contributions based on age and percentage of pensionable pay (including base pay, regular annual bonuses and merit lump sum payments) under our pension plan. Pensionable pay is limited by the Code, which imposed a limit of $255,000 in 2013:

Age	Employer Contribution Percentage
Under 30	3%
30–34	4
35–39	5
40–44	6
45–49	7
50–54	8
55 or greater	9

The table below sets forth the estimated payments under our pension plan for our named executive officers upon retirement based upon the present value of the benefits expected to be paid in the future.

Name	Number of Years Credited Service		Present Value of Accumulated Benefit(1)	Payments During Last Fiscal Year
Phupinder S. Gill	24		$331,932	$—
James E. Parisi	24		248,698	—
Terrence A. Duffy	6		123,138	—
Bryan T. Durkin	31	(2)	495,691	—
Kimberly S. Taylor	24		303,143	—

(1)	In calculating the present value of the accumulated benefit, the following assumptions were used: assumed retirement age of 65; discount rate of 5.1% as of December 31, 2013; and projected future investment crediting rate assumption of 4% as of December 31, 2013. The retirement age is the earliest unreduced retirement age as defined in our pension plan. Under the terms of our pension plan, years of service for purposes of the plan are credited beginning on the first day of the calendar quarter on or after attaining one year of service with CME Group. Therefore, years of credited service under the plan are less than an employee’s actual period of service with CME Group.

(2)	Includes Mr. Durkin’s prior service with CBOT and benefits previously accrued under the legacy CBOT pension plan.

62	Notice of Annual Meeting of Shareholders and 2014 Proxy Statement

EXECUTIVE COMPENSATION (CONTINUED)

NON-QUALIFIED DEFERRED COMPENSATION PLANS

All of our senior level employees, including our named executive officers, are eligible to defer up to 55% of their annual base salary and up to 100% of their bonus into our Senior Management Supplemental Deferred Savings Plan. The contributions made by our named executive officers under this plan in 2013 are shown in the table below under “Executive Contributions.” Deferrals may be invested in one or more market-based investments offered by the plan from time to time at the choice of the individual. The return on their investment choice is the only return they will receive on the contributions under the plan. We do not provide any guaranteed rate of return. There is no limitation on their ability to change investments. Distributions will be on a fixed date, at termination or six months after termination depending upon the time of the distribution election and the requirements of applicable law. The deferred savings plan also includes 401(k) make-whole and pension make-whole contributions. Make-whole contributions are company contributions for individuals whose compensation has exceeded the statutory compensation limit identified in the Internal Revenue Service Code and thus must be excluded from consideration in qualified retirement plans. These amounts are included in the table below under “Registrant Contributions.” In addition to the Senior Management Supplemental Deferred Savings Plan, some named executive officers below may have a balance in the Supplemental Executive Retirement Plan, which is a legacy CME Group nonqualified plan that was frozen on January 1, 2006. Though no further contributions were made to this plan since that time, there are still returns on investments within this plan that are included in the table below. The aggregate balance at year-end in the table below includes any balance the named executive officer may have in this plan as well as the Senior Management Supplemental Deferred Savings Plan.

	Executive Contributions in Last Fiscal Year(1)	Registrant Contributions in Last Fiscal Year(2)	Aggregate Earnings in Last Fiscal Year(3)	Aggregate Withdrawals/ Distributions	Aggregate Balance at 12/31/13
Phupinder S. Gill	$—	$136,407	$1,162,783	$—	$5,399,829
James E. Parisi	140,761	44,903	101,687	—	1,904,974
Terrence A. Duffy	—	195,703	385,554	—	1,689,831
Bryan T. Durkin	—	96,362	91,272	—	644,756
Kimberly S. Taylor	228,913	69,515	508,084	—	3,726,204

(1)	All amounts included under “Executive Contributions” are also included in the “Salary” or “Non-Equity Incentive Plan Compensation” columns of the Summary Compensation Table on page 58.

(2)	The amounts included under the “Registrant Contributions” column consist of: 401(k) make-whole and pension make-whole contributions and are included in the “All Other Compensation” column of the Summary Compensation Table.

(3)	“Aggregate Earnings” are based on the investment selection of the individuals from one or more market-based investments that the plan offers from time to time and are the only return on contributions made by the named executive officer and CME Group. “Aggregate Earnings” represent amounts earned on contributions made in 2013 as well as prior contributions. Such earnings are not included in the Summary Compensation Table because they were not above market.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL

We have existing employment agreements with two of our named executive officers: Messrs. Gill and Duffy. These contractual commitments are summarized below. For Mr. Parisi, Mr. Durkin and Ms. Taylor, their employment relationships are governed by our policies and practices that we have in place for other employees from time to time, including members of senior management. Estimated termination payments to our named executive officers under our employment agreements and general policies are shown in the table beginning on page 66.

Employment Agreements and other Compensation Arrangements with Named Executive Officers

As discussed in the Compensation Discussion and Analysis section, our philosophy is to enter into employment contracts and retention agreements on a very selective basis in light of the particular facts and circumstances involved in the individual employment relationship. The following is a summary of the key terms of our current executed employment agreements with Messrs. Gill and Duffy, which were most recently amended and restated effective as of February 5, 2014.

Agreement Term. Mr. Duffy’s contract expires on December 31, 2017 and Mr. Gill’s contract expires on December 31, 2016.

Minimum Base Salary. Mr. Duffy’s minimum base salary is $1,250,000 and Mr. Gill’s minimum base salary is $1,000,000.

Annual Bonus and Equity Compensation. Messrs. Duffy and Gill participate in our bonus incentive plan and equity incentive plan on terms similar to those of our other most senior executives as approved by the compensation committee.

Notice of Annual Meeting of Shareholders and 2014 Proxy Statement	63

EXECUTIVE COMPENSATION (CONTINUED)

Termination Provisions. In the event of a termination of employment by the Company without cause, as defined in the agreement, in addition to his accrued benefits, the executive is entitled to a one time lump sum severance payment equal to the greater of (i) one times his then current base salary and (ii) the remaining base salary payable to the executive during the agreement term but in no event more than two times his then current base salary, which payments are subject to the executive’s timely execution and delivery of a general release. Additionally, upon such a termination all outstanding unvested time-vesting equity awards that were granted after November 4, 2010 for Mr. Duffy and after August 5, 2009 for Mr. Gill will automatically vest and in the case of stock options and stock appreciation rights will remain exercisable for a period of four years from the date of termination (but not beyond the maximum term of the award). Also upon such a termination, all outstanding performance-based equity awards shall become vested or be forfeited solely based on actual performance measured over the full performance term.

In the event of executive’s death or disability, as defined in the agreement, all unvested time-vesting equity awards granted after November 4, 2010 for Mr. Duffy and after August 5, 2009 for Mr. Gill will vest and in the case of stock options and stock appreciation rights will remain exercisable for a period of four years from the date of the event (but not beyond the maximum term of the award) and all performance-based equity awards shall become vested or be forfeited solely based on actual performance measured over the full performance term.

Change of Control. In the event of a change of control, as defined in the agreement, prior to termination of employment, all of the executive’s unvested time-vesting equity awards shall become vested and all of the executive’s performance-based equity awards shall become vested or be forfeited solely based on actual performance measured over the full performance term (unless a more favorable treatment is provided in the agreement evidencing the particular award or applies to the award pursuant to the operation of the applicable plan under which the award was granted, in which case such more favorable treatment will apply). If executive is involuntarily terminated without cause within 60 days prior to a change of control, all of his unvested time-vesting equity awards that would have been outstanding had he been employed on the date of the change of control will become vested and all performance-based equity awards shall become vested or be forfeited solely based on actual performance measured over the full performance term (unless a more favorable treatment is provided in the agreement evidencing the particular award or applies to the award pursuant to the operation of the applicable plan under which the award was granted, in which case such more favorable treatment will apply).

Non-Compete Provision. The agreements also contain provisions prohibiting the executive during the term of his employment, and for one year thereafter, from being employed in an executive or managerial capacity by, or providing, whether as an employee, partner, independent contractor, consultant or otherwise, any services of an executive or managerial nature, or any services similar to those provided by him to the Company, to a competing business.

Treatment of Equity at Expiration. At the expiration of the term of the agreement, if the executive is employed by the Company, all outstanding unvested time-vesting equity awards granted to the executive after November 4, 2010 for Mr. Duffy and after August 5, 2009 for Mr. Gill will vest and all of performance-based equity awards shall become vested or be forfeited solely based on actual performance measured over the full performance term, which vesting is subject to executive’s timely execution and delivery of a general release.

Additional Benefits. In the event of executive’s disability or following any termination of employment by him voluntarily or by the Company without cause, executive will also be entitled to receive insurance and health benefits until the earlier to occur of (i) the fourth anniversary of the expiration or termination, as applicable, or (ii) the date the executive is covered by comparable insurance and health benefits.

In the event that life insurance coverage for Mr. Duffy results in taxable income to his beneficiaries, CME Group will provide a gross up.

Other CME Policies and Practices

The following is a summary of our other plans in place that provide for benefits upon termination of employment and/or in the event of a change of control.

Annual Performance Bonuses. In accordance with the terms of our bonus plans, in the event an employee dies or becomes disabled, he or she or his or her beneficiaries will be entitled to receive a pro rata bonus.

64	Notice of Annual Meeting of Shareholders and 2014 Proxy Statement

EXECUTIVE COMPENSATION (CONTINUED)

Severance Plans. The compensation committee has adopted a written severance policy for termination due to job elimination, reduction in force, or in limited circumstances, performance.

Severance Pay for Senior Employees	2 weeks per year of service, 6 week minimum, up to 39 weeks
Severance Pay for Other Exempt Employees	2 weeks per year of service, 4 week minimum, up to 26 weeks
Severance Pay for Non-Exempt Employees	1 week per year of service, 4 week minimum, up to 26 weeks

Additionally, the plan provides for COBRA coverage and outplacement services as well as acceleration of any outstanding unvested stock options and restricted shares that would have otherwise vested during the severance pay period.

Equity Plans. As a result of our mergers with CBOT Holdings and NYMEX Holdings, we have three employee equity plans: the Omnibus Stock Plan, the CBOT equity plan and the NYMEX equity plan. With the exception of Messrs. Duffy and Durkin, all grants to the named executive officers as employees were made under the Omnibus Stock Plan. Mr. Duffy received grants under the Director Stock Plan prior to his hiring as an executive. Prior to our merger with CBOT, Mr. Durkin received equity awards under the terms and conditions of the CBOT equity plan. In connection with the receipt of shareholder approval of certain amendments to our Omnibus Stock Plan in 2009, we agreed to freeze future grants of shares under the CBOT equity plan and the NYMEX equity plan. The terms of the Omnibus Stock Plan provide that in the event of death, the employee’s beneficiaries would vest in any outstanding equity awards. In the event of termination due to disability, restricted stock awards become vested. Awards granted under the Omnibus Stock Plan automatically vest upon a change of control, with performance shares granted prior to May 23, 2012 vesting at the maximum level and performance shares granted after May 23, 2012 vesting at the greater of actual performance at the time of the change of control or the target level.

All of our equity plans contain provisions relating to the vesting of outstanding awards at the time of a change of control (as defined in the plans). In general, a change of control will be deemed to have occurred if:

•	Another entity owns more than 50% of the voting power of our common stock (all equity plans).

•

A transaction occurs in which any person is deemed to be the “beneficial owner” of at least 20% of our voting securities except for certain passive investors or as a result of a reorganization (CBOT equity plan).

•	Individuals who previously comprised our board or who were nominated by our board’s nominating committee cease to constitute at least a majority of our board (all equity plans).

•	The sale, transfer or disposition of substantially all of our assets (CBOT equity plan and NYMEX equity plan).

•	The approval of our complete liquidation or dissolution (Omnibus Plan).

Notice of Annual Meeting of Shareholders and 2014 Proxy Statement	65

EXECUTIVE COMPENSATION (CONTINUED)

POTENTIAL PAYMENTS TO NAMED EXECUTIVE OFFICERS

The following table sets forth the estimated benefits and payments upon termination of our named executive officers as of year-end, under various circumstances. These payments assume a termination or change of control effective upon December 31, 2013 in accordance with their contractual provisions in effect at such time. Unless otherwise specified, payments and benefits that would be generally available to all employees, including accrued benefits, are not included in the amounts below. Additional amounts may be paid in respect of pension and defined compensation benefits. See the previous sections entitled Pension Benefits and Non-Qualified Deferred Compensation Plans.

	Termination Due to:
	Involuntary for Cause	Voluntary	Voluntary for Good Reason	Involuntary Not for Cause	Change In Control	Death	Disability
Phupinder S. Gill
Total Cash Severance(1)	$—	$—	$1,000,000	$1,000,000	$1,000,000	$—	$—
Value of Equity Subject to Accelerated Vesting(2)	—	—	5,477,195	5,477,195	5,477,195	5,477,195	5,477,195
Continuation of Health & Welfare Benefits(3)	—	83,754	83,754	83,754	83,754	—	83,754
Other Accrued Pay and Benefits(4)	—	—	—	—	—	1,106,564	1,106,564
Total:	$—	$83,754	$6,560,949	$6,560,949	$6,560,949	$6,583,759	$6,667,513
James E. Parisi
Total Cash Severance(1)	$—	$—	$—	$375,000	$375,000	$—	$—
Value of Equity Subject to Accelerated Vesting(2)	—	—	—	808,928	2,885,276	2,885,276	2,656,734
Continuation of Health & Welfare Benefits(3)	—	—	—	15,592	15,592	—	—
Other Accrued Pay and Benefits(4)	—	—	—	—	—	553,282	553,282
Total:	$—	$—	$—	$1,199,520	$3,275,868	$3,438,558	$3,210,016
Terrence A. Duffy
Total Cash Severance(1)	$—	$—	$2,500,000	$2,500,000	$2,500,000	$—	$—
Value of Equity Subject to Accelerated Vesting(2)	—	—	6,817,891	6,817,891	6,817,891	6,817,891	6,594,652
Continuation of Health & Welfare Benefits(3)	—	125,884	125,884	125,884	125,884	—	125,884
Other Accrued Pay and Benefits(4)	—	—	—	—	—	1,383,206	1,383,206
Total:	$—	$125,884	$9,443,775	$9,443,775	$9,443,775	$8,201,097	$8,103,742
Bryan T. Durkin
Total Cash Severance(1)	$—	$—	$—	$450,000	$450,000	$—	$—
Value of Equity Subject to Accelerated Vesting(2)	—	—	—	993,810	3,467,544	3,467,544	3,184,456
Continuation of Health & Welfare Benefits(3)	—	—	—	16,226	16,226	—	—
Other Accrued Pay and Benefits(4)	—	—	—	—	—	663,939	663,939
Total:	$—	$—	$—	$1,460,036	$3,933,770	$4,131,483	$3,848,395
Kimberly S. Taylor
Total Cash Severance(1)	$—	$—	$—	$450,000	$450,000	$—	$—
Value of Equity Subject to Accelerated Vesting(2)	—	—	—	1,002,080	3,645,929	3,645,929	3,399,750
Continuation of Health & Welfare Benefits(3)	—	—	—	5,393	5,393	—	—
Other Accrued Pay and Benefits(4)	—	—	—	—	—	663,939	663,939
Total:	$—	$—	$—	$1,457,473	$4,101,322	$4,309,868	$4,063,689

(1)	Cash severance amounts represent contractual amounts for Messrs. Duffy and Gill in accordance with their contracts in effect at the end of 2013. Estimated cash severance amounts for Mr. Parisi, Mr. Durkin and Ms. Taylor are based upon our severance policy for senior leaders of CME Group. As of December 31, 2013, Mr. Parisi had 25 years of service, Mr. Durkin had 31 years of service and Ms. Taylor had 25 years of service for purposes of the policy.

(2)	Amounts shown for the “Value of Equity Subject to Accelerated Vesting” are based on the applicable stock plan, severance plan and contractual provisions in place and include accelerated vesting of outstanding options, restricted stock and performance shares as applicable. For purposes of this analysis, for Messrs. Duffy and Gill, for performance awards tied to 2012 performance, the actual number of shares earned were used in the calculations; for performance awards tied to performance beyond 2012, the target number of shares were used in the calculations. For Mr. Parisi, Mr. Durkin and Ms. Taylor, for performance awards tied to 2012 performance, the actual number of shares earned were used for involuntary termination (given the performance period would have ended on December 31, 2012, however accelerated vesting would be subject to approval by the compensation committee), the maximum number of shares were used for change in control termination, and the target number of shares were used in the death and disability scenarios; for performance awards tied to performance beyond 2012, the target number of shares was used in all scenarios. Note vesting of performance shares would not be accelerated in the case of involuntary termination if the performance period was not completed. Our stock plan was amended in 2012 to provide for performance awards to vest at the greater of actual or target performance in the case of a change in control. The values were determined using the closing price on December 31, 2013 of $78.46.

(3)	Amounts shown for the “Continuation of Health and Welfare Benefits” reflect our contractual agreements with Messrs. Duffy and Gill in effect during 2013 to provide them with certain continuing benefits and include the amount of COBRA coverage under our severance policy for Mr. Parisi, Mr. Durkin and Ms. Taylor, which is available to all employees. Mr. Duffy’s continuing benefits do not reflect the additional amounts that CME Group may incur in connection with the self-insurance of certain benefits as previously described because such amounts were granted for the purposes of providing Mr. Duffy with the disability insurance benefits based on two-thirds of base pay and life insurance benefits based on three times base pay consistent with benefits provided to other employees on a broad basis.

(4)	Amounts shown for the “Other Accrued Pay and Benefits” in event of death or disability include accrued bonus payments pursuant to our bonus plans based on actual bonus amounts for 2013.

66	Notice of Annual Meeting of Shareholders and 2014 Proxy Statement

DIRECTOR COMPENSATION

Our directors play a critical role in guiding our strategic direction and overseeing management. Developments in corporate governance and financial reporting have resulted in an increased demand for highly qualified directors. We provide compensation commensurate with our directors’ workload, risk and opportunity costs. In addition, to satisfy our self-regulatory responsibilities, we have established a number of functional committees of which certain of our directors are members. Our compensation program for our non-executive directors is designed to compensate our directors based on their respective levels of board participation and responsibilities, including service on board committees and functional committees. Our non-executive directors who serve on the boards of certain of our regulated subsidiaries also receive compensation for such service.

Similar to our philosophy on management pay, we generally target the 50th percentile of the competitive market for compensation of the board of directors. We also review the range of values around the median, including the 25th and 75th percentiles. The primary components of our board member compensation package consist of an annual equity stipend, an annual cash stipend, committee and board meeting fees, committee chairperson retainers for our audit, compensation, finance, governance, market regulation oversight and nominating committees and a stipend for our lead director. Non-executive board members are eligible to participate in our Director Deferred Compensation Plan.

Our most recent review showed that the median of our pay for our non-executive directors (annual equity stipend, annual cash stipend and meeting fees) fell below the 50th percentile of our peer group. (See page 47 for the companies within our peer group.) No changes to the board’s compensation were recommended as a result of the review. The committee plans to conduct similar reviews in the future.

The compensation of our board members is set forth in the table entitled Director Compensation Table on page 68.

FEES AND BENEFIT PLANS FOR CME GROUP NON-EXECUTIVE DIRECTORS

The compensation committee is responsible for reviewing and recommending to the board the compensation for the non-executive directors of CME Group. Only non-executive directors receive compensation for their service as a director. Our non-executive director compensation includes:

Annual Stipends
Annual cash stipend(1)	$25,000
Annual retainer for chairs of audit, compensation, finance, governance, market regulation oversight and nominating committees	$20,000
Annual equity stipend(2)	$75,000
Annual lead director stipend	$25,000
Meeting Fees
CME Group board meeting fee(3)	$1,500
CME Group board committee meeting fee for audit, compensation, executive, finance, governance, market regulation oversight and nominating committees(3)	$1,500
Additional meeting fee for serving as chair of audit, compensation, finance, governance, market regulation oversight and nominating committees	$500
Meeting fee for members of the strategic steering committee and any functional exchange committee(3)	$1,000

(1)	Directors have the option to elect to receive some or the entire portion of their annual cash stipend, which is paid pro rata on a monthly basis, in shares of stock valued at the closing price on the date of grant. If a director who elects to receive additional stock leaves the board prior to the next annual meeting, such director will be responsible for repaying us for the amount of the unearned stipend that otherwise would have been paid in cash.

(2)	Shares received are granted under our Director Stock Plan and are not subject to any vesting restrictions.

(3)	The fee for telephonic participation in a regularly scheduled CME Group board or board committee meeting is 50% of that for in-person participation. However, it is within the discretion of the Executive Chairman & President for board and executive committee meetings and within the discretion of the particular chairman of our other committees to determine if it is appropriate to pay the full meeting fee, taking into consideration the member’s ability to participate based upon the particular circumstances. It is within the discretion of a committee to create a subcommittee to address a specific issue and to determine whether members of such subcommittee should receive fees up to the amount of the regular committee meeting fee for their participation in such subcommittee.

Notice of Annual Meeting of Shareholders and 2014 Proxy Statement	67

DIRECTOR COMPENSATION (CONTINUED)

Non-executive directors may participate in our Director Deferred Compensation Plan in the market investments that the plan offers from time to time. The return on the investments selected by the directors is the only return they will receive on their deferred compensation. We do not provide any pension, health benefit or other benefit programs to our non-executive directors.

The following table provides information regarding the compensation earned during the year ended December 31, 2013 by each of our directors, except for Messrs. Duffy and Gill . The compensation for Messrs. Duffy and Gill as our named executive officers is set forth in the Summary Compensation Table on page 58.

DIRECTOR COMPENSATION TABLE

Director	Fees Earned or Paid in Cash(1)	Stock Awards(2)	All Other Compensation		Total
Jeffrey M. Bernacchi	$53,500	$75,005	$—		$128,505
Timothy S. Bitsberger	62,500	75,005	—		137,505
Charles P. Carey	30,611	99,981	—		130,592
Mark E. Cermak(3)	43,443	75,005	—		118,448
Dennis H. Chookaszian	96,165	75,005	—		171,170
Jackie M. Clegg	60,333	75,005	—		135,338
James A. Donaldson	49,000	75,005	—		124,005
Martin J. Gepsman(4)	116,877	75,005	—		191,882
Larry G. Gerdes	86,578	99,981	—		186,559
Daniel R. Glickman	81,000	75,005	—		156,005
J. Dennis Hastert	94,750	75,005	—		169,755
Bruce F. Johnson	40,000	75,005	—		115,005
Gary M. Katler(5)	40,225	—	—		40,225
Leo Melamed	47,999	75,005	300,000	(6)	423,004
William P. Miller II	94,750	75,005	—		169,755
Joseph Niciforo	41,740	75,005	—		116,745
C.C. Odom II	42,047	75,005	—		117,052
James E. Oliff(7)	88,884	75,005	—		163,889
Ronald A. Pankau	55,500	75,005	—		130,505
Edemir Pinto(8)	—	—	—		—
Alex J. Pollock(9)	90,083	75,005	—		165,088
John F. Sandner	42,750	75,005	200,000	(10)	317,755
Terry L. Savage	65,860	75,005	—		140,865
William R. Shepard	64,497	75,005	—		139,502
Howard J. Siegel	75,712	75,005	—		150,717
Christopher Stewart	66,250	75,005	—		141,255
Dennis A. Suskind	54,500	75,005	—		129,505
David J. Wescott	37,750	75,005	—		112,755
Steven E. Wollack(11)	23,882	75,005	—		98,887

(1)	The amounts reflected in the “Fees Earned or Paid in Cash” consist of annual cash stipends, board meeting fees, committee meeting fees (board, functional and subcommittee) and annual retainers for the chairs of the audit, compensation, finance, governance, market regulation oversight and nominating committees, including amounts deferred under our Director Deferred Compensation Plan. Board committee and functional committee meeting fees and fees for service on one of our subsidiary boards are subject to an overall cap of $100,000 per year. Fees for meetings of the board of directors are not subject to a cap.

(2)	The amounts reflected in the “Stock Awards” column reflect the aggregate grant date fair value computed in accordance with the Financial Accounting Standards Board ASC Topic 718. Actual value of stock awards in 2013 was calculated using the closing price on June 25, 2013 of $76.38. The awards represent our annual grant to our non-executive board members. The annual equity stipends granted to our non-executive directors are not subject to any vesting restrictions. See the table entitled Directors, Director Nominees and Executive Officers on page 71 for the complete stock ownership of our board members. No other awards were made to our non-executive board members in 2013. Awards valued at $75,005 are due to share rounding and awards in excess of $75,005 are due to the director’s election to receive additional shares in lieu of all or a portion of his or her annual cash stipend.

(3)	Mr. Cermak passed away in 2013. In addition to the compensation above, CME Group made a payment of $35,000 to his estate in 2014.

(4)	Includes fees earned for service on one of our subsidiary boards.

(5)	Mr. Katler’s term expired as of May 22, 2013.

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DIRECTOR COMPENSATION (CONTINUED)

(6)	Consists of consulting fees. Does not include amounts reimbursed by CME Group for Mr. Melamed’s expenses submitted in connection with his consulting arrangement described below.

(7)	Includes fees earned for service on one of our subsidiary boards.

(8)	We have a cross-equity ownership agreement with BM&FBOVESPA, in which we have an approximately 5 percent stake in BM&FBOVESPA, and BM&FBOVESPA has an approximately 5 percent stake in our Class A common stock. Mr. Pinto serves as the BM&FBOVESPA board representative in accordance with the terms of the agreement. Each party has the right to maintain its board seat during the term of the strategic partnership, subject to election by the shareholders and certain minimum stock ownership requirements. As Mr. Pinto is serving in connection with the companies’ contractual commitments, he does not receive compensation from us for his services on our board.

(9)	Mr. Pollock chairs our nominating committee and is the lead director.

(10)	Consists of consulting fees.

(11)	Mr. Wollack’s term began on May 21, 2013.

DIRECTOR STOCK PLAN

Our Director Stock Plan provides for the issuance of up to 625,000 shares of Class A common stock (subject to adjustment in the event of a merger, reorganization or similar corporate event involving us) through awards of non-qualified stock options, restricted stock and shares of common stock. The plan is administered by the compensation committee, which has the responsibility for recommending to the board the annual equity stipend for our non-executive directors.

STOCK OWNERSHIP GUIDELINES

Our non-executive board members, other than Mr. Pinto, are subject to stock ownership guidelines valued at two times the total annual retainer (representing eight times the cash portion of the retainer, or $200,000). Each member has five years from May 2008 or election to the board, whichever is later, to achieve this stock ownership guideline. As of the 2013 review, all of our members with five or more years of board service had satisfied the guideline. Mr. Pinto is not subject to the ownership guidelines as he serves as the representative of BM&FBOVESPA, which owns approximately 5% of our outstanding common stock, and he does not receive compensation in connection with his service on our board.

CONTRACTUAL RELATIONSHIPS WITH CERTAIN DIRECTORS

Mr. Melamed. We have two consulting agreements with Mr. Melamed. One applies during the time he serves on our board and the other applies upon his retirement from the board with a term through the end of his lifetime.

In accordance with the terms of the agreement in effect during his board service, Mr. Melamed will provide us with consulting services relating to the financial services industry and related matters within Mr. Melamed’s areas of expertise. For these services, Mr. Melamed will receive $300,000 per annum plus all reasonable and necessary out-of-pocket travel and other expenses incurred in connection with the consulting services and up to $190,000 annually for non-travel expenses, including office and secretarial expenses. Under the agreement, Mr. Melamed may not, without our prior written consent, render services to any competitor or otherwise compete with us throughout the term of the agreement and for one year thereafter. Mr. Melamed also receives compensation for his service on our board.

Under the terms of the agreement in effect upon Mr. Melamed’s retirement from the board, he will provide us with similar consulting services and will receive $300,000 per annum plus reimbursement for all reasonable and necessary out-of-pocket travel and other expenses incurred relating to his service. We will also provide office and secretarial support during the term of the agreement. Mr. Melamed may not render services to any competitor or otherwise compete with us during the term of the agreement without our prior written consent. In the event the agreement is terminated during Mr. Melamed’s lifetime he will continue to be subject to the non-compete provisions for one year after such termination.

Mr. Sandner. We had a consulting agreement with Mr. Sandner which expired as of December 31, 2013. Under the terms of our agreement with Mr. Sandner, he provided us with consulting services relating to the financial services industry and related matters within Mr. Sandner’s areas of expertise. For his consulting services, Mr. Sandner received $200,000 per annum plus all reasonable and necessary out-of pocket travel and other expenses incurred in connection with the consulting services. Under the agreement, Mr. Sandner may not, without our prior written consent, render services to any competitor or otherwise compete with us for one year after its termination. Mr. Sandner also receives compensation for his service on our board. Mr. Sandner serves as our representative on the board of directors of DME Holdings Limited and receives compensation directly from such entity for his services. Such amounts are not included in the Director Compensation Table.

We also have employment agreements with Messrs. Duffy and Gill, which are described above in the section entitled Potential Payments upon Termination or Change-in-Control on page 66.

Notice of Annual Meeting of Shareholders and 2014 Proxy Statement	69

EQUITY COMPENSATION PLAN INFORMATION

We currently have the following equity compensation plans: CME Group Inc. Amended and Restated Omnibus Stock Plan, the CME Group Inc. 2005 Director Stock Plan, CME Group Inc. Amended and Restated Employee Stock Purchase Plan, Amended and Restated CBOT Holdings, Inc. 2005 Long-Term Equity Plan and the Amended and Restated NYMEX Holdings, Inc. 2006 Omnibus Stock Plan. A description of each of these plans and the number of shares authorized and available for future awards is included in note 16 of the notes to consolidated financial statements of CME Group Inc. and subsidiaries. In connection with our receipt of shareholder approval to increase the authorized shares under our Omnibus Stock Plan and our Director Stock Plan, we agreed not to issue future awards under the CBOT Holdings and NYMEX plans.

Prior to our holding company reorganization in 2001, CME issued options under the Chicago Mercantile Exchange Omnibus Stock Plan, which was not approved by CME shareholders. In connection with our holding company reorganization, CME, as the sole shareholder of Chicago Mercantile Exchange Holdings Inc. (n/k/a CME Group), approved the assumption by Chicago Mercantile Exchange Holdings of the Omnibus Stock Plan. After the reorganization, the plan was amended and restated as the Chicago Mercantile Exchange Holdings Inc. Amended and Restated Omnibus Stock Plan. There are no outstanding options issued prior to the sole shareholder approval, and options issued after such time are listed in the table below as being made under an equity compensation plan approved by security holders. The Employee Stock Purchase Plan and the 2005 Director Stock Plan were initially approved by shareholders at our 2005 annual meeting of shareholders. In connection with our mergers with CBOT Holdings and NYMEX Holdings, we assumed their existing equity plans. The shares relating to the CBOT Holdings and NYMEX Holdings plans are listed in the table below as being made under an equity compensation plan approved by security holders based upon the fact that shareholders of the Company approved the related merger transactions.

Plan category	Number of Securities to be Issued Upon Exercise of Outstanding Options (a)	Weighted-Average Exercise Price of Outstanding Options (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a))(c)
Equity compensation plans approved by security holders	4,191,594	$67.49	23,251,054
Equity compensation plans not approved by security holders	—
Total	4,191,594		23,251,054

70	Notice of Annual Meeting of Shareholders and 2014 Proxy Statement

SECURITY OWNERSHIP OF CME GROUP COMMON STOCK

The following tables show the amount of common stock owned by each of our directors, director nominees and by each executive officer who is not also a director named in the Summary Compensation Table on page 58 of this proxy statement, and by all directors and executive officers as a group and the amount of common stock beneficially owned by individuals owning five percent or more of our Class A common stock as of February 12, 2014. In general, “beneficial ownership” includes those shares over which a person has the power to vote, or the power to transfer, and stock options that are currently exercisable or will become exercisable within 60 days of February 12, 2014. Except as otherwise noted, the persons named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them. None of our directors, director nominees or executive officers beneficially own more than one percent of any class of common stock. Shares have been rounded to the nearest full amount.

Directors, Director Nominees and Executive Officers

	Class of Common Stock
Name of Beneficial Owner(1)	A	B-1	B-2	B-3	B-4
Terrence A. Duffy(2)(3)	147,853	1	—	—	1
Phupinder S. Gill(2)	324,800	—	—	—	—
Jeffrey M. Bernacchi(4)	62,541	1	—	—	—
Timothy S. Bitsberger	6,992	—	—	—	—
Raymond S. Cahnman	384,047	—	2	1	—
Charles P. Carey(5)	25,417	1	—	1	—
Dennis H. Chookaszian(6)	9,402	—	—	—	—
Jackie M. Clegg	7,155	—	—	—	—
James A. Donaldson	20,093	—	—	—	—
Martin J. Gepsman(7)	42,570	—	—	1	1
Larry G. Gerdes	25,682	—	—	—	—
Daniel R. Glickman(8)	11,682	—	—	—	—
J. Dennis Hastert	7,842	—	—	—	—
Bruce F. Johnson(9)	105,945	1	—	—	1
Gary M. Katler	—	—	—	—	—
Peter J. Kosanovich	12	—	—	3	—
Patrick W. Maloney	—	—	1	—	—
Leo Melamed(10)	13,496	—	1	—	—
William P. Miller II	9,492	—	—	—	—
Joseph Niciforo(11)	28,078	1	—	1	—
C.C. Odom, II	4,003	—	—	—	—
James E. Oliff(12)	28,740	—	1	—	1
Ronald A. Pankau(13)	3,000	—	1	—	—
Edemir Pinto(14)	—	—	—	—	—
Alex J. Pollock(15)	13,502	—	—	—	—
Robert J. Prosi	8	—	—	2	—
John F. Sandner	144,877	3	2	4	1
Terry L. Savage(16)	11,492	—	—	—	—
William R. Shepard(17)	183,219	5	5	2	1
Howard J. Siegel	76,954	1	—	1	—
Brett C. Simons	775	1	—	—	—
Christopher Stewart	8,411	—	—	—	—
Dennis A. Suskind	8,567	—	—	—	—
David J. Wescott	69,739	—	1	1	1
Steven E. Wollack	1,986	—	—	1	—
James E. Parisi(2)	101,777	—	—	—	—
Kimberly S. Taylor(2)	156,541	—	—	—	—
Bryan T. Durkin(2)	139,759	—	—	—	—

Notice of Annual Meeting of Shareholders and 2014 Proxy Statement	71

SECURITY OWNERSHIP OF CME GROUP COMMON STOCK (CONTINUED)

(1)	The address for all persons listed in the table is CME Group Inc., 20 South Wacker Drive, Chicago, IL 60606.

(2)	Class A shares for Messrs. Duffy, Gill, Parisi and Durkin and Ms. Taylor include an aggregate of 75,800; 210,435; 51,120; 92,560 and 64,220 stock options, respectively, that are currently exercisable or would be exercisable within 60 days of February 12, 2014.

(3)	Includes 495 Class A shares and one Class B-4 share to which Mr. Duffy shares joint ownership and has voting power.

(4)	Includes one Class B-1 share assigned to one of our members firms in connection with our exchange rules.

(5)	Mr. Carey shares indirect ownership of eight Class A shares, one Class B-1 share and one Class B-3 share with Mr. Niciforo that are owned directly by Henning & Carey Trading of which Mr. Carey is a principal.

(6)	Includes 1,000 Class A shares held in the name of Mr. Chookaszian’s spouse.

(7)	Includes 495 Class A shares and one Class B-4 share to which Mr. Gepsman shares joint ownership and has voting power. Includes 17,950 Class A shares that have been used as a capital contribution to a limited liability company which is a holding company to one of our clearing firms.

(8)	Includes 2,100 Class A shares held in trust.

(9)	Includes 102,215 Class A shares that are pledged by Mr. Johnson to a third party for purposes of securing a personal revolving credit line in connection with his futures trading business.

(10)	Mr. Melamed’s Class B-2 share is held indirectly through a trust. Includes 5,000 Class A shares that are pledged in connection with a margin account relating to Mr. Melamed’s futures trading business.

(11)	Mr. Niciforo shares indirect ownership of eight Class A shares, one Class B-1 share and one Class B-3 share with Mr. Carey that are owned directly by Henning & Carey Trading of which Mr. Niciforo is a principal.

(12)	Includes one Class B-4 share as to which Mr. Oliff shares joint ownership, but over which he does not have voting power.

(13)	Includes one Class B-2 share assigned to one of our member firms in connection with our exchange rules.

(14)	Mr. Pinto serves as the board representative of BM&FBOVESPA S.A. Mr. Pinto does not receive compensation for his service on our board and, therefore, does not receive any equity under our Director Stock Program and is not subject to our stock ownership guidelines.

(15)	Includes 2,000 Class A shares held in name of Mr. Pollock’s spouse.

(16)	All Class A shares held in trust.

(17)	Includes 495 Class A shares and one Class B-4 share as to which Mr. Shepard shares joint ownership and has voting power.

Directors and Executive Officers as a Group (38 persons)

Class of Common Stock	Total Shares	Percent of Class(1)
Class A(2)	2,063,429	*
Class B-1	13	2.1%
Class B-2	11	1.4%
Class B-3	11	*
Class B-4	7	1.7%
Total Class A & B	2,063,471	*

*	Less than 1%.

(1)	Based on 335,694,719 shares of Class A common stock; 625 shares Class B-1 common stock; 813 shares of Class B-2 common stock; 1,287 shares of Class B-3 common stock; and 413 shares of Class B-4 common stock outstanding as of February 12, 2014.

(2)	Total shares of Class A common stock include an aggregate of 630,640 options to purchase shares of Class A common stock that are currently exercisable or become exercisable within 60 days of February 12, 2014.

Shareholders Owning Five Percent or More

Name	Number of Class A Shares	Percent of Vote as a Single Class(1)
Capital World Investors(2)	40,433,480	12.0%
BM&FBOVESPA S.A.(3)	16,977,720	5.1%

(1)	Percentage is based on all shares outstanding in each class of Class A and Class B common stock as of February 12, 2014 voting together. Other than with respect to the election of Class B directors and some matters relating to trading rights associated with Class B shares, holders of both classes of common stock will vote together as a single class on all matters to be presented to a vote of shareholders, unless otherwise required by law.

(2)	Capital World Investors filed a Scheduled 13G/A on February 13, 2014, which states that its address is 333 South Hope Street, Los Angeles, CA 900071, and that it has sole dispositive power and sole voting power of 40,433,480 shares of Class A common stock.

(3)	BM&FBOVESPA S.A.—Bolsa de Valores, Mercadorias e Futuros filed a Schedule 13D on July 26, 2010, which states that its address is Praca Antonio Prado, 48, 7º andar—Centro, São Paulo, SP, Brazil 010101-901, and that it has sole voting and dispositive power with respect to 16,977,720 shares of Class A common stock. CME Group and BM&FBOVESPA have entered into a share purchase agreement as part of a series of transactions to further their existing strategic partnership. Pursuant to the agreement, BM&FBOVESPA is entitled to designate one board member to our board of directors as long as it continues to hold at least (a) 10,186,635 shares of our Class A common stock or (b) 2% of our outstanding Class A common stock, provided certain other conditions are satisfied.

72	Notice of Annual Meeting of Shareholders and 2014 Proxy Statement

OTHER BUSINESS

CERTAIN BUSINESS RELATIONSHIPS WITH RELATED PERSONS

Our audit committee has adopted a written policy for the review of related party transactions. A copy of our related party transaction approval policy is available on our website. Related party transactions are transactions in which we are a participant, the amount involved exceeds $120,000, and a related party has or will have a direct or indirect material interest. Related parties consist of our directors (including nominees for election as directors), executive officers, holders of 5 percent or more of our outstanding Class A common stock, and the immediate family members of these individuals. Our Office of the Secretary, in consultation with management and outside counsel, as appropriate, will review potential related party transactions to determine if they are subject to our related party transactions policy. Certain transactions including compensation and ordinary course trading activity on any of our exchanges are considered pre-approved, and thus do not require specific approval under the policy.

In determining whether to approve a related party transaction, the audit committee will consider, among other factors, the fairness of the proposed transaction, whether there are compelling business reasons to proceed, and whether the transaction would impair the independence of a non-management director or present an improper conflict of interest for a director or executive officer, taking into account the size of the transaction, the overall financial position of the related person, the direct or indirect nature of his or her interest in the transaction, the ongoing nature of any proposed relationship, and any other factors the committee deems relevant. The policy also provides that certain engagements by us of a large firm in which an immediate family of a related party is a general partner of such firm will not be considered a related party transaction; provided certain factors are met, including that such individual did not have any involvement in the selection or engagement process, does not receive any compensation or credit in connection with the engagement other than that provided to the other unaffiliated partners and that no other facts or circumstances exist suggesting that the immediate family member has any direct or indirect material interest in the transaction.

We do not consider the amounts involved in the transactions described in this section to be material to our business or material in relation to the businesses of such other companies or the interests of the individuals involved. We recognize the need for transparency and additional disclosure regarding transactions between an issuer and its insiders. However, we do not believe that these disclosures should be a substitute for the overall independence test for determining whether a material relationship exists.

Transactions Relating to Trading Activity

We are a unique organization stemming from our evolution from a member-owned organization to a public company. In connection with such transition, we recognized the need to maintain the deep industry knowledge of members of our trading community as board members. As a result, some of our board members continue to participate in our markets from which we derive revenue. Payments relating to trading activity include clearing and transaction fees, market data and information services fees and connection fees. A substantial portion of our clearing and transaction fees is received directly from our clearing firms which include charges for trades executed and cleared on behalf of their customers some of whom may be members of our board or Class B director nominees. Payments received directly by clearing firms in which a board member or Class B director nominee has a significant affiliation are based upon our financial records. Other payments which are not derived from our financial records because they are processed indirectly through a clearing firm are set forth below but the actual amounts are not included.

•	Mr. Bernacchi made payments to us indirectly through his clearing firm in excess of $120,000 in 2013.

•	Mr. Cahnman is a majority partner of a firm that made payments to us indirectly through its clearing firm in excess of $120,000 in 2013.

•	Messrs. Carey and Niciforo are principals of two firms that made payments to us indirectly through their clearing firm in excess of $120,000 in 2013.

•	Mr. Kosanovich is a principal in a firm that made payments to us indirectly through its clearing firm in excess of $120,000 in 2013.

•

Mr. Shepard owns a minority interest in one of our clearing firms, which made payments to us of approximately $83 million relating to trading activity, and we made payments to the firm of approximately $17 million for market making activity in 2013.

•	Mr. Wescott is part owner in one of our member firms which made payments to us indirectly through its clearing firm in excess of $120,000 in 2013.

The fees we charge our customers, including any of our board members, are based on published fee schedules and no benefits or discounts are provided to our board members that are not otherwise made available to similarly situated customers. We,

Notice of Annual Meeting of Shareholders and 2014 Proxy Statement	73

OTHER BUSINESS (CONTINUED)

therefore, do not believe that such transactions impair the independence of such individuals and any potential conflicts are handled appropriately under our director conflict of interest policy, a copy of which is available on our website. Our other board members and director nominees who participate in our markets also incur trading fees but such fees were below $120,000 during 2013. The foregoing transactions relating to trading activity are considered pre-approved under the audit committee’s related party transaction approval policy.

BM&FBOVESPA Strategic Partnership

Mr. Pinto has served as a member of our board of directors since February 2011. Mr. Pinto is the CEO of BM&FBOVESPA. CME Group has a cross-equity ownership agreement with BM&FBOVESPA, in which CME Group has an approximately 5 percent stake in BM&FBOVESPA, and BM&FBOVESPA has an approximately 5 percent stake in CME Group. Mr. Pinto serves as the BM&FBOVESPA board representative in accordance with the terms of the agreement. CME Group holds a seat on the BM&FBOVESPA board of directors, which is filled by one of our board members. In addition to the cross-equity investment agreement, the companies also have in place commercial agreements providing for the development of a multi-asset class electronic trading platform and an order routing agreement. During 2013, CME Group received payments of approximately $4.1 million, net of any withholding taxes, in connection with its commercial agreements with BM&FBOVESPA. These commercial arrangements were entered into prior to Mr. Pinto’s appointment to the board, were negotiated on an arm’s length basis and were approved by the board of directors of CME Group. As the arrangements were entered into prior to Mr. Pinto’s appointment, the transactions were not submitted to the audit committee for its approval in accordance with its policy on related party transactions.

Employment of Family Members

An in-law of Mr. Pankau is employed by us in a non-officer position. The employment relationship occurred prior to Mr. Pankau’s service on our board. The employee received aggregate compensation in 2013 of approximately $239,000 (part of which included an annual equity award) and other benefits provided to employees at the same level. The compensation is in accordance with our standard compensation practices applicable to similarly-situated employees. The audit committee previously ratified this related party transaction and receives annual reports on the compensation arrangements as part of its review of ongoing related party transactions.

CHARITABLE AND CIVIC CONTRIBUTIONS

We believe that it is both a responsibility and a privilege to give back to the global communities where we live and work. Through our charitable programs and foundations, we are able to put change in motion that will positively impact the lives of those in need. Through our corporate foundation, CME Group Community Foundation, we made charitable grants focused on the locations where we do business and provided support to three primary areas of concern: children in need, education, and health and human services. Members of our board also serve on the CME Group Foundation. The CME Group Foundation was endowed by the Chicago Mercantile Exchange Trust. Our board members and executive officers may have affiliations with organizations that have received donations from the CME Group Foundation. None of the donations made by these foundations were deemed to impact the independence of any of our board members or director nominees.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish us with copies of all Section 16(a) forms that they file. Based solely on our review of the copies of the forms we have received during 2013, all of our officers and directors complied with their Section 16(a) filing requirements; except for a late filing regarding a single sales transaction for Mr. Pankau.

LEGAL PROCEEDINGS

CVM, the Brazilian regulatory agency for the BM&FBOVESPA exchange, has from time to time commenced administrative proceedings relating to activity within BM&FBOVESPA’s markets. As a result of his role as an executive of BM&FBOVESPA, Mr. Pinto has been named in past and pending actions regarding oversight of compliance with applicable rules by the market participants involved in such actions. It is within its normal course of its procedures for the CVM to name an individual officer of an exchange in such cases and is not a reflection on Mr. Pinto’s experience or ability to serve on the board of CME Group.

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GENERAL INFORMATION ABOUT THE MEETING

WHEN AND WHERE IS THE ANNUAL MEETING?

The annual meeting of shareholders of CME Group will be held at 3:30 p.m., Central Time, on Wednesday, May 21, 2014, in the auditorium at CME Group, located at 20 South Wacker Drive, Chicago, Illinois.

WHO MAY ATTEND THE ANNUAL MEETING?

All holders of Class A and Class B common stock on March 26, 2014, the record date for the annual meeting, are entitled to notice of and are invited to attend the annual meeting.

ARE THERE ANY RULES FOR ADMISSION TO THE ANNUAL MEETING?

Yes. You are entitled to attend the annual meeting only if you were, or you hold a valid legal proxy naming you to act for, one of our shareholders on the record date. Please note that seating is limited and admission will be accepted on a first-come, first-served basis.

If you plan to attend the meeting, you should register in advance. Please go to the “shareholder meeting registration” link at www.proxyvote.com and follow the instructions provided. You will need the 12 digit number located on your proxy card, voter instruction form or notice. Please print your registration confirmation and bring it with you to the meeting along with valid picture identification, such as a driver’s license or passport. If you do not have a printed registration confirmation, we must be able to confirm:

•	Your identity by reviewing a valid form of photo identification, such as a driver’s license; and

•	You were a registered shareholder or held your shares in street name on the record date by:

–	verifying your name and stock ownership against our list of registered shareholders; or

–

reviewing other evidence of your stock ownership that shows your current name and address, such as a copy of your most recent brokerage or bank statement or your notice of internet availability of proxy materials for the 2014 annual meeting (internet notice), if you hold your shares in street name; or

•	You are validly acting as proxy;

–	for a registered shareholder as of the record date, by reviewing a written legal proxy granted to you and signed by the registered shareholder; or

–

for a street name holder as of the record date, by reviewing a written legal proxy from a brokerage firm or bank holding the shares to the street name holder that is assignable, and a written legal proxy to you signed by the street name holder, together with a brokerage or bank statement or internet notice showing the street name holder’s shares as described above.

If you do not have a valid form of picture identification and proof that you owned, or are legally authorized to act as proxy for someone who owned, shares of our common stock on March 26, 2014, you will not be admitted to the meeting.

At the entrance to the meeting, we will verify that your name appears in our stock records or we will inspect your brokerage or bank statement or internet notice, as your proof of ownership and any written proxy you present as the representative of a shareholder. We will decide in our sole discretion whether the documentation you present for admission to the meeting meets the requirements described above. If you hold your shares in a joint account, both owners can be admitted to the meeting if proof of joint ownership is provided and you both follow the admission procedures described above. Please allow ample time for the admission procedures described above.

Shareholders will not be allowed to use cameras (including cell phones with photographic capabilities), recording devices or other electronic devices at the meeting.

WILL THE ANNUAL MEETING BE WEBCAST?

Yes. A live webcast of the annual meeting will be provided from our Investor Relations section of our website www.cmegroup.com. Go to Investor Relations, click on Events and Presentations and then click on listen to webcast for the CME Group Inc. 2014 Annual Meeting of Shareholders. If you miss the meeting, you can view a replay of the webcast on that site.

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GENERAL INFORMATION ABOUT THE MEETING (CONTINUED)

Please note that you will not be able to vote your shares or ask questions via the webcast. If you plan to view the webcast, please submit your vote in advance.

WHAT COMPANY SPONSORED PROPOSALS ARE THE CLASS A AND CLASS B SHAREHOLDERS BEING ASKED TO VOTE ON, COLLECTIVELY AS A SINGLE CLASS?

Holders of all classes of Class A and Class B common stock of CME Group (voting together as a single class) are being asked to vote on the following:

•	Item 1: The election of eighteen Equity directors.

•	Item 2: The ratification of the appointment of Ernst & Young as our independent registered public accounting firm for 2014.

•	Item 3: An advisory vote on the compensation of our named executive officers, referred to as the “Say on Pay” proposal.

•	Item 4: Approval of an amendment to the Director Stock Plan.

•	Item 5: Approval of an amendment to the Incentive Plan for Named Executive Officers.

•	Item 6: Approval of an amendment to our Certificate of Incorporation to modify the director election rights of certain Class B shareholders to reduce the size of the board.

WHAT PROPOSALS ARE THE CLASS B SHAREHOLDERS BEING ASKED TO VOTE ON?

Our Class B-1 shareholders are being asked to vote for three Class B-1 directors, our Class B-2 shareholders are being asked to vote for two Class B-2 directors and our Class B-3 shareholders are being asked to vote for one Class B-3 director. The candidates for each respective class are described in Item 7. In addition, holders of Class B-1, Class B-2 and Class B-3 shares are being asked to vote on the election of five members to their respective Class B-1, Class B-2 and Class B-3 nominating committees each from a slate of ten candidates, Item 8. Holders of Class B-1, Class B-2 and Class B-3 shareholders are also being asked to vote as individual classes on Item 6.

WHO IS ENTITLED TO VOTE?

You may vote if you owned shares of Class A or Class B common stock of CME Group as of the close of business on March 26, 2014, the record date for the annual meeting. The number of shares outstanding of each of our classes of common stock as of March 26, 2014 was as follows:

Class	Shares Outstanding
Class A
Class B-1	625
Class B-2	813
Class B-3	1,287
Class B-4	413

There were                  holders of record of our Class A common stock and                  holders of record of our Class B common stock on such date.

All shares of Class A and Class B common stock are entitled to one vote per share. Class A and Class B shareholders will vote together as a single class on all Items, except for Items 8 and 9. The respective class of Class B shares will vote as a single class in Items 6, 7 and 8.

HOW DO I VOTE?

Shareholders of record (shareholders having an account at Computershare, our transfer agent) have the following ways to cast their vote:

•

Via the Internet—by voting electronically over the Internet by going to www.proxyvote.com. You will need to reference the control number on your proxy card when voting. If you wish to vote by the Internet, you may vote until 10:59 p.m., Central Time, on Tuesday, May 20, 2014.

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GENERAL INFORMATION ABOUT THE MEETING (CONTINUED)

•	By mail—by submitting the proxy card in the envelope provided. Be sure to allow sufficient time for delivery.

•

By telephone (owners of Class A shares only)—by calling 1-800-690-6903. You will need to reference the control number on your proxy card when voting. If you wish to vote by telephone, you may vote until 10:59 p.m., Central Time, on Tuesday, May 20, 2014. Due to the fact that the Class B proposals are contested, telephone voting will not be available for Class B shareholders.

•	In person—by voting your proxy card at the annual meeting.

For holders in street name (shareholders holding through a bank or broker), your proxy materials include a voting instruction form from the institution holding your shares. The availability of internet or telephone voting will depend upon the institution’s voting processes. You may also vote in person at the annual meeting if you obtain a legal proxy from the institution holding your shares. Please contact the institution holding your shares for more information.

Your vote is important. Whether or not you plan to attend the annual meeting, we urge you to vote your shares promptly by returning your proxy card and/or voting instruction card or casting your vote by telephone or over the Internet. Voting early will not affect your right to change your vote and/or to attend the meeting.

WHAT IS A SHAREHOLDER OF RECORD?

A shareholder of record or registered shareholder is a shareholder whose ownership of CME Group stock is reflected directly on the books and records of our transfer agent, Computershare. If you hold stock through a bank, broker or other intermediary, you hold your shares in street name and are not a shareholder of record. For shares held in street name, the record owner of your shares is your bank, broker or other intermediary. We only have access to ownership records for the registered shares. Therefore, if you are not a registered shareholder, you will need to bring additional documentation to evidence your stock ownership as of the record date, such as a copy of your brokerage account statement showing ownership as of the record date, a letter from your broker, bank or other nominee or a copy of your voting instruction card in order to be admitted to the annual meeting.

WHAT DOES IT MEAN IF I RECEIVED MORE THAN ONE PROXY/VOTING INSTRUCTION CARD?

This means that you have multiple accounts holding CME Group shares. Shares with different registrations cannot be combined and as a result, you may receive more than one card. For example, shares held through your broker cannot be combined with shares held at our transfer agent, Computershare. Additionally, our Class B shares are not combined with our Class A shares. Therefore, if you own both Class A and Class B shares you will receive more than one proxy card.

If you receive more than one proxy/voting instruction card, you must vote each card to ensure that all shares you own are voted.

WHAT IF I RETURN MY PROXY CARD BUT DO NOT PROVIDE VOTING INSTRUCTIONS?

If you sign, date and return the proxy card without indicating your instructions on how to vote your shares, the proxies will vote your shares as follows:

•	“FOR” the election of the eighteen Equity directors nominees.

•	“FOR” the appointment of Ernst & Young as our independent registered public accounting firm for 2014.

•	“FOR” the advisory resolution approving the compensation of our named executive officers as described in this proxy statement.

•	“FOR” the approval of an amendment to the Director Stock Plan.

•	“FOR” the approval of an amendment to the Incentive Plan for Named Executive Officers.

•	“FOR” the approval of an amendment to our Certificate of Incorporation to modify the director election rights of certain Class B shareholders to reduce the size of the board.

•	“ABSTAIN” from voting for the Class B directors, if applicable.

•	“ABSTAIN” from voting for the Class B nominating committees, if applicable.

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GENERAL INFORMATION ABOUT THE MEETING (CONTINUED)

If any other matter is presented at the annual meeting, your proxies will vote in accordance with their best judgment. At the time this proxy statement went to press, we knew of no matters to be addressed at the annual meeting beyond those described in this proxy statement.

CAN I CHANGE MY MIND AFTER I VOTE?

For shareholders of record: You may change or revoke your vote by submitting a written notice of revocation directed to the Corporate Secretary, CME Group Inc., 20 South Wacker Drive, Chicago, Illinois 60606 or by submitting another proxy card, voting electronically or by telephone or by voting at the annual meeting.

For holders in street name: You may change or revoke your voting instructions by following the specific directions provided to you by your bank, broker or intermediary.

Your most recent vote is the one that is counted.

IS MY VOTE CONFIDENTIAL?

All proxies, ballots and tabulations that identify the vote of a particular shareholder will be kept confidential, except as necessary to allow the inspectors of election to certify the voting results or to meet legal requirements. Representatives of Broadridge will act as the inspector of election and will count the votes.

Comments written on proxy cards or ballots may be provided by Broadridge to our Corporate Secretary, Kathleen M. Cronin, with the name and address of the shareholder. Each comment will be provided without reference to the vote of the shareholder, unless the vote is mentioned in the comment or unless disclosure of the vote is necessary in order to understand the comment. At our request, the inspector of election may provide us with a list of shareholders who have not voted and periodic status reports on the aggregate vote. These status reports may include breakdowns of vote totals by different types of shareholders, although it is expected that we will not be able to determine how individual shareholders voted.

HOW ARE VOTES COUNTED?

In order for us to conduct the meeting, shareholders possessing at least one-third of the votes entitled to be cast on each proposal as of March 26, 2014, must be present in person or represented by proxy. This is referred to as a quorum.

Proxies marked “withhold” or “abstain” are counted as present for establishing a quorum. Additionally, because we have one routine item on the agenda—the ratification of our independent registered public accounting firm—“broker non-votes” received on the other proposals will also be counted for purposes of establishing a quorum. A broker non-vote occurs when a broker does not vote on some matter on the proxy card because the broker does not have discretionary voting power for that particular proposal under the rules of NASDAQ and has not received instructions from the beneficial owner.

To ensure that there will be a quorum for each of the proposals to be voted on, please vote before the annual meeting, and allow your shares to be represented at the meeting by your proxies. Voting before the annual meeting will not prevent you from voting in person at the meeting. If you vote in person at the meeting, your previous vote will be revoked automatically.

HOW MANY VOTES ARE REQUIRED FOR APPROVAL FOR EACH PROPOSAL?

Assuming that a quorum is present for the particular proposal, the following describes the votes required to approve each proposal.

Item 1: Eighteen Equity directors have been nominated for election at the annual meeting. Our bylaws require that, in uncontested elections, each director be elected by the majority of votes cast with respect to such director. This means that the number of shares voted “for” a director nominee must exceed the number of votes cast “against” that nominee in order for that nominee to be elected. Only votes “for” or “against” are counted as votes cast with respect to an Equity director. Abstentions and broker non-votes will have no effect. If a nominee who currently is serving as a director does not receive the affirmative vote of at least a majority of the votes cast, Delaware law provides that the director would continue to serve on the board as a “holdover director.” However, under our corporate governance principles, each holdover director is required to tender his or her resignation to the board. Under the principles, the governance committee shall make a recommendation to the board as to whether to accept or reject the tendered resignation, or whether other action should be taken. The governance committee and the board, in making their decisions, may consider any factor or other information that they deem relevant. The board shall act on the tendered

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GENERAL INFORMATION ABOUT THE MEETING (CONTINUED)

resignation, taking into account the governance committee’s recommendation, and shall publicly disclose its decision regarding the resignation within ninety (90) days after the results of the election are certified. If the resignation is not accepted, the director will continue to serve until the next annual meeting of shareholders and until the director’s successor is elected and qualified.

Items 2, 3, 4 and 5: The affirmative vote of a majority of votes cast on the proposal is necessary for approval. Abstentions and broker non-votes will have no effect on these items because they are not considered votes cast. However, because Item 2 is considered a “routine” matter, broker non-votes will be counted towards meeting the quorum.

Item 6: The affirmative vote from the holders of a majority of the outstanding of the Class A and Class B shares, voting together, plus the affirmative vote from the holders of a majority of the outstanding of the Class B-1, Class B-2 and Class B-3 shares each voting as separate classes. Abstentions and broker non-votes and the failure to return your proxy will have the same effect as a vote “against” the proposal.

Item 7: The three nominees for Class B-1 director, the two nominees for Class B-2 director and the one nominee for Class B-3 director receiving the highest number of “for” votes will be elected. Abstentions will have no effect on these items because they are not considered votes cast. All Class B shares are held in registered form.

Item 8: The five nominees for the Class B-1 nominating committee, the five nominees for the Class B-2 nominating committee and the five nominees for the Class B-3 nominating committee receiving the highest number of “for” votes will be elected. In the event the proposal discussed under Item 6 is approved, the two nominees from each of the Class B-1, Class B-2 and Class B-3 nominating committee nominees receiving the highest number of “for” votes will be elected to the consolidated nominating committee. Abstentions will have no effect on these items because they are not considered votes cast. All Class B shares are held in registered form.

WHO PAYS FOR THE SOLICITATION OF PROXIES?

The solicitation is being conducted by CME Group and the Company pays for the cost of soliciting proxies. Proxies will be solicited on behalf of the board of directors. This solicitation is being made by mail and over the Internet, but also may be made by telephone or in person. We have hired D.F. King for $11,500, plus out-of-pocket expenses, to assist in the solicitation. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their out-of-pocket expenses for sending proxy materials to shareholders and obtaining their vote. Additionally, nominees for Class B director may make solicitations to our shareholders. Such nominees are responsible for the costs incurred in connection with their individual solicitation efforts.

WHEN ARE SHAREHOLDER PROPOSALS DUE FOR THE 2015 ANNUAL MEETING?

To be considered for inclusion in the 2015 proxy statement, shareholder proposals must be received in writing at our principal executive offices no later than December 12, 2014. You should be aware that your proposal must comply with the SEC regulations regarding inclusion of shareholder proposals in company-sponsored proxy materials.

Similarly, in order for you to raise a proposal from the floor during next year’s meeting, we must have timely received written notice of the proposal. In accordance with our bylaws, to be timely, a shareholder’s notice must be delivered to our corporate secretary not earlier than the close of business on January 21, 2015 (the 120th day) and not later than the close of business on February 20, 2015 (the 90th day) prior to the anniversary of the 2014 annual meeting (May 21, 2014); provided, however, that in the event that the date of the 2015 annual meeting is more than 30 days before or more than 60 days after May 21, 2015, to be timely, notice must be delivered not earlier than the close of business on the 120th day prior to the actual date of the 2015 annual meeting and not later than the close of business on the later of the 90th day prior to the actual date of the 2015 annual meeting or, if the first public announcement of the date of the 2015 annual meeting is less than 100 days prior to the date of the meeting, the 10th day following the day on which public announcement of the date of the 2015 annual meeting is first made by CME Group. Your notice of the proposal must contain the information required under our bylaws in order to be considered.

Shareholder proposals should be sent by mail directed to the Corporate Secretary (Kathleen M. Cronin), CME Group Inc., 20 South Wacker Drive, Chicago, Illinois 60606 or by fax to her attention at 312.930.4556.

ARE THERE ANY MATTERS TO BE VOTED ON AT THE MEETING THAT ARE NOT INCLUDED IN THE PROXY STATEMENT?

At the time this proxy statement went to press, we knew of no matters to be addressed at the annual meeting beyond those described in this proxy statement. If any other matter is presented at the annual meeting, your proxies will vote in accordance with their best judgment.

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GENERAL INFORMATION ABOUT THE MEETING (CONTINUED)

WHERE CAN I FIND THE VOTING RESULTS OF THE ANNUAL MEETING?

We intend to announce preliminary voting results by press release following the annual meeting and will file the final results in a Current Report on Form 8-K within four business days of the meeting as required by SEC regulations.

IF I RECEIVED PAPER COPIES OF MATERIALS, CAN I RECEIVE FUTURE PROXY MATERIALS ONLINE?

Yes. If you chose this option you will not receive paper copies of the proxy materials in the mail. Choosing this option will save us printing and mailing costs and may benefit the environment.

If you hold shares in your name (instead of through a broker or other nominee), you can choose this option by following the instructions provided when you vote over the Internet at www.proxyvote.com and, when prompted, indicate that you agree to receive or access shareholder communications electronically. If you hold your shares through a broker or other nominee, you should follow the instructions regarding electronic delivery, if any, provided by your broker or other nominee.

If you choose to receive your proxy materials electronically, then prior to next year’s annual meeting you will receive an email notification when the proxy materials are available for your online review. Your choice for electronic distribution will remain in effect indefinitely, unless you revoke your choice.

WHY DID I RECEIVE A NOTICE BY MAIL WITHOUT PRINTED COPIES OF THE PROXY MATERIALS?

As permitted by rules adopted by the SEC, we are making this proxy statement and our 2013 annual report available to our shareholders electronically via the Internet. On or about April     , 2013, we mailed a notice containing instructions on how to access this proxy statement and our 2013 annual report and vote over the Internet. If you received a notice by mail, you will not receive a printed copy of the materials in the mail. Instead, the notice instructs you on how to access and review all of the important information contained in the materials. The notice also instructs you on how you may submit your proxy over the Internet. If you received a notice by mail and would like to receive a printed copy of these materials, you should follow the instructions for requesting such materials included in the notice.

WHY DID MEMBERS OF MY HOUSEHOLD ONLY RECEIVE ONE SET OF PROXY MATERIALS BUT MORE THAN ONE PROXY CARD?

We have adopted a procedure approved by the SEC called “householding.” Under this procedure, shareholders of record who have the same address and last name and do not participate in the electronic delivery of proxy materials will receive only one copy of our proxy materials unless one or more of these shareholders notifies us that they wish to continue receiving individual copies. This procedure reduces our printing costs and postage fees. Shareholders who participate in householding will continue to receive separate proxy cards.

If you participate in householding and wish to receive separate copies of the proxy materials, or if you receive multiple copies of proxy materials and wish to receive only one copy, please go to www.computershare.com/investor. After the login, go to “My Profile,” select “CME” in the drop down box which specifies your holdings and select “Communication Preference” to choose your preferred method (post or email) of delivery for Shareholder Meeting Materials.

Beneficial shareholders can request information about householding from their banks, brokers or other holders of record.

CAN I GET ADDITIONAL COPIES OF PROXY MATERIALS?

Yes. Additional copies of our 2013 annual report and this proxy statement are available free of charge upon written request to Shareholder Relations, Attention: Ms. Beth Hausoul, CME Group Inc., 20 South Wacker Drive, Chicago, Illinois 60606.

WHERE CAN I FIND INFORMATION ON CME GROUP’S CORPORATE GOVERNANCE POLICIES AND OTHER MATERIALS REFERENCED IN THIS PROXY STATEMENT?

Copies of our governance materials and other policies referenced in this proxy statement and the charters of all of our board committees are available at www.cmegroup.com under Investor Relations-Corporate Governance section of the website. You may also request hard copies of such materials by sending a request to Shareholder Relations, Attention: Ms. Beth Hausoul, CME Group Inc., 20 South Wacker Drive, Chicago, Illinois 60606.

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APPENDIX A

Categorical Independence Standards

A director who satisfies the independence requirements of the applicable listing standards and meets all of the following categorical standards shall be presumed to be “independent”:

•

The director does not (directly or indirectly as a partner, shareholder or officer of another company) provide consulting, legal or financial advisory services to the Company or the Company’s present or former auditors.

•

Neither the director nor any member of his or her immediate family is a significant shareholder in the Company’s Class A common stock or Class B common stock. For purposes of this categorical standard, a shareholder shall be considered significant if the ownership of shares of Class A common stock is greater than five percent (5%) of the outstanding Class A common stock or if the ownership of shares of any series of Class B common stock is greater than five percent (5%) of the outstanding Class B common stock in such series.

•

Neither the director nor any member of his or her immediate family serves as an executive officer, director, trustee or is employed as a fundraiser of a civic or charitable organization that receives significant financial contributions from CME, CBOT, NYMEX or the from any of its related charitable foundations (excluding payments pursuant to a matching gift program). For purposes of this categorical standard, the Board of Directors shall determine whether a financial contribution is considered significant on a case-by-case basis, provided, however, that any contribution less than $200,000 or two percent (2%) of that entity’s total annual charitable receipts and other revenues, whichever is greater, shall be presumed to be insignificant.

In addition, the Board of Directors has determined that a director who acts as a floor broker, floor trader, employee or officer of a futures commission merchant, clearing member firm or other similarly situated person that intermediates transactions in or otherwise uses CME Group products and services shall be presumed to be “independent,” if he or she otherwise satisfies all of the above categorical standards and the independence requirements of the applicable listing standards and such transactions are made in the ordinary course of business of the Company on terms consistent with those prevailing at the time for corresponding transactions by similarly situated, unrelated third parties.

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APPENDIX B

CME GROUP INC.

~~2005~~ DIRECTOR STOCK PLAN

Amended and Restated Effective May 21~~3~~, 2014 ~~09~~

1. Purpose. The purpose of the CME Group Inc. ~~2005~~ Director Stock Plan (the “Plan”) is to provide CME Group Inc. (the “Company”) with an effective means of attracting, retaining, and motivating non-employee directors of the Company and to further align their interests with those of the Company’s shareholders by providing for or increasing their stock ownership interests in the Company.

2. Eligibility. Any director of the Company who is not an employee of the Company (“Eligible Director”) is eligible to participate in the Plan.

3. Administration. The Plan shall be administered by a Committee (the “Committee”) of the Board of Directors of the Company (the “Board”) comprised solely of independent directors. Initially, the Committee responsible for the administration of the Plan shall be the Compensation Committee. Except as otherwise expressly provided in the Plan, the Committee shall have full power and authority to interpret and administer the Plan, to determine the Eligible Directors to receive awards and the amounts, types and terms of the awards, to adopt, amend, and rescind rules and regulations, and to establish terms and conditions, not inconsistent with the provisions of the Plan, for the administration and implementation of the Plan, provided, however, that the Committee may not (subject to Section 8 hereof), after the date of any award, make any changes that would adversely affect the rights of a recipient under such award without the consent of the recipient. The determination of the Committee on all matters shall be final and conclusive and binding on the Company and all Eligible Directors and other interested parties.

4. Awards. Awards may be made by the Committee in such amounts as it shall determine in cash, in unrestricted shares of Class A common stock of the Company (“Common Stock”), in options to purchase shares of Common Stock of the Company (“Options”) or in shares of Common Stock subject to certain restrictions (“Restricted Stock”) or any combination thereof. There shall be 6~~1~~25,000 shares of Common Stock available for issuance in connection with awards under the Plan, subject to adjustment as provided in Section 8. To the extent shares subject to an outstanding award are not issued or delivered by reason of the expiration, termination, or cancellation or forfeiture or by reason of the delivery or withholding of shares to pay all or a portion of the exercise price of an award, if any, or to satisfy all or a portion of the tax withholding obligations relating to an award, then the corresponding number of shares which were reserved for issuance in connection therewith shall again be available for the purposes of the Plan. Shares available under the Plan may be authorized and unissued shares or may be treasury shares or a combination thereof.

5. Restricted Stock Grants. Awards of Restricted Stock may be granted by the Committee to Eligible Directors subject to such restrictions on transfer and forfeiture conditions as the Committee may deem appropriate. Shares subject to a grant of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated during the applicable period of restriction. Each grant of Restricted Stock shall be evidenced by a Restricted Stock agreement that shall specify the number of shares granted, the period of restriction applicable to the grant of Restricted Stock and such other terms and conditions as the Committee, in its sole discretion, shall determine. The period of restriction applicable to each grant of Restricted Stock which vests based upon continued service shall be at least one (1) year (subject to the change of control provisions set forth in Section 8). Unless the Committee determines otherwise, shares of Restricted Stock shall be held by the Company as escrow agent during the applicable period of restriction, together with stock powers or other instruments of assignment (including a power of attorney), each endorsed in blank with a guarantee of signature if deemed necessary or appropriate by the Committee, which would permit transfer to the Company of all or a portion of the Restricted Stock in the event such Restricted Stock is forfeited in whole or in part. The Committee may, in its discretion, legend the certificates representing Restricted Stock during the applicable period of restriction to give appropriate notice of such restrictions. For example, the Committee may determine that some or all certificates representing shares of Restricted Stock shall bear the following legend:

“The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the CME Group Inc. ~~2005~~ Director Stock Plan (the “Plan”), and in a restricted stock agreement. A copy of the Plan and such restricted stock agreement may be obtained from the Secretary of CME Group Inc.”

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APPENDIX B (CONTINUED)

During any applicable period of restriction, Eligible Directors holding Restricted Stock may exercise full voting rights with respect to such Restricted Stock and shall be entitled to receive all dividends and other distributions paid with respect to such Restricted Stock, unless otherwise provided in the applicable Restricted Stock agreement. Any delayed dividend or distribution shall be paid in a manner which complies with the requirements of Section 409A of the Internal Revenue Code.

6. Stock Option Awards.

a. Type of Options. Any Options granted under the Plan shall be in the form of Options which do not qualify as incentive stock options under Section 422 of the Internal Revenue Code.

b. Purchase Price. The purchase price of the Common Stock under each Option shall be determined by the Committee, but shall not be less than 100 percent of the fair market value of the Common Stock on the date of the award of the Option. “Fair market value” for purposes of the Plan means the closing transaction price of the Common Stock on the NASDAQ Global Select Market or other applicable exchange upon which the Common Stock is traded on the date as of which such value is being determined.

c. Terms and Conditions. The Committee shall establish (i) the term of each Option, (ii) the terms and conditions upon which, and the times when, each Option shall be exercised, and (iii) the terms and conditions under which Options may be exercised after termination as an Eligible Director for any reason for periods not to exceed three (3) years after such termination.

d. Expiration Dates. Each Option shall terminate not later than the date determined by the Committee; provided, however, that the expiration date shall not be later than the tenth anniversary of the grant date.

e. Purchase by Cash or Stock. The purchase price of shares purchased upon the exercise of any Option shall be paid (i) in full in cash, (ii) in whole or in part (in combination with cash) in full shares of Common Stock owned by the Eligible Director and valued at its fair market value on the date of exercise, or (iii) by any other means which the Committee, in its sole discretion, determines to provide legal consideration for the purchase price of the shares, all pursuant to procedures approved by the Committee consistent with the purposes of the Plan.

f. Transferability. Options shall not be transferable other than by will or pursuant to the laws of descent and distribution. During the lifetime of the person to whom an Option has been awarded, it may be exercisable only by such person or one acting in his or her stead or in a representative capacity. Upon or after the death of the person to whom an Option is awarded, an Option may be exercised by the Eligible Director’s legatee or legatees under his last will, or by the Option holder’s personal representative or distributee’s executive, administrator, or personal representative or designee in accordance with the terms of the Option.

7. Termination of Service. Unless otherwise provided by the Committee at the time of grant, if a director’s service ends for any reason other than by death, permanent disability (as determined by the Board) or expiration of his or her term of service as a director, any unvested portion of an award granted hereunder shall immediately terminate and be forfeited to the Company without consideration. Upon a termination of service due to death, permanent disability or expiration of term of service as a director, all unvested awards granted hereunder shall immediately become fully vested.

8. Adjustments and Reorganizations. In the event of any merger, reorganization, consolidation, recapitalization, liquidation, stock dividend, extraordinary cash dividend, split-up, share combination, or other similar change in the corporate structure of the Company affecting the Common Stock, the Committee shall adjust the number, class, ~~type~~ and series of securities available under the Plan, the number, class, ~~type and~~ series and purchase price of securities ~~or other property~~ subject to outstanding awards under the Plan and the numerical limit~~ations~~ set forth in Section 4 in such manner as the Committee in its sole discretion shall determine to be appropriate to prevent the dilution or diminution of outstanding awards under the Plan. Notwithstanding anything in this Plan to the contrary, all awards outstanding hereunder shall become fully vested upon the occurrence of a change of control. “Change of control” shall have the meaning set forth in the Company’s Amended and Restated Omnibus Stock Plan, as in effect on the date the amendment and restatement of this Plan is approved by shareholders of the Company.

9. Tax Withholding. The Company shall have the right to (i) make deductions from any settlement of an award under the Plan, including the delivery or vesting of shares, or require shares or cash or both be withheld from any award, in each case in an amount sufficient to satisfy withholding of any federal, state, or local taxes required by law, or (ii) take such other action as may

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APPENDIX B (CONTINUED)

be necessary or appropriate to satisfy any such withholding obligations. The Committee may determine the manner in which such tax withholding may be satisfied, and may permit shares of Common Stock to be used to satisfy required tax withholding based on the fair market value of any such shares of Common Stock, as of the appropriate time of each award.

10. Expenses. The expenses of administering the Plan shall be borne by the Company.

11. Amendments. The Board shall have complete power and authority to amend the Plan, provided that the Board shall not amend the Plan in any manner that requires shareholder approval under applicable law without such approval; provided, further, that notwithstanding any other provision of the Plan or any Award Agreement, without stockholder approval, no such amendment, alternation, suspension, discontinuation or termination shall be made that, absent such stockholder approval:

•	violates the rules or regulations of any securities listing exchange applicable to the Company;

•	increases the number of shares authorized under the Plan as specified in Section 4 of the Plan (other than pursuant to adjustments governed by Section 8);

•	increases the number of shares subject to the limitations contained in Section 4 of the Plan (other than pursuant to adjustments governed by Section 8);

•	permits the award of options with an exercise price less than 100% of the fair market value of a share on the date of grant of such option;

•	permits the repricing of options, as prohibited by Section 12 of the Plan; or

•	expands the classes or categories of persons eligible to receive awards under the Plan.

No amendment to the Plan may, without the consent of the individual to whom the award shall theretofore have been awarded, adversely affect the rights of an individual under the award.

12. Prohibition on Repricing. Except for adjustment governed by Section 8 of the Plan, no outstanding option may be amended to reduce its initial exercise or grant price and no outstanding option shall be cancelled in exchange for cash, other awards or replaced with an option having a lower exercise or grant price, without the approval of the shareholders of the Company.

13. Governing Law; Requirements of Law. The Plan and all awards shall be construed in accordance with and governed by the laws of the State of Delaware, but without regard to its conflict of law provisions. Each award made hereunder shall be subject to the requirement that if at any time the Company determines that the listing, registration or qualification of the Common Stock subject to such award upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the exercise or settlement of such award or the delivery of Common Stock thereunder, such award shall not be exercised or settled and such Common Stock shall not be delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company.

14. Effective Date of the Plan. The Plan shall become effective upon the date upon which it is approved by the Company’s shareholders.

15. Termination. The Board may terminate the Plan or any part thereof at any time, provided that no termination may, without the consent of the individual to whom any award shall theretofore have been made, adversely affect the rights of an individual under the award. The Plan shall terminate no later than May 21, 2024 ~~April 27, 2015~~, unless earlier terminated by the Board.

16. Other Actions. Nothing contained in the Plan shall be deemed to preclude other compensation plans which may be in effect from time to time or be construed to limit the authority of the Company to exercise its corporate rights and powers, including, but not by way of limitation, the right of the Company (a) to award options for proper corporate purposes otherwise than under the Plan to an employee or other person, firm, corporation, or association, or (b) to award options to, or assume the option of, any person in connection with the acquisition, by purchase, lease, merger, consolidation, or otherwise, of the business and assets (in whole or in part) of any person, firm, corporation, or association. The grant of an award pursuant to the Plan is no guarantee that an Eligible Director will be renominated, reelected or reappointed as a director, and nothing in the Plan shall be construed as conferring upon an Eligible Director the right to continue to be associated with the Company as a director or otherwise.

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APPENDIX B (CONTINUED)

17. Section 409A. The Plan and each award made under the Plan are intended to comply with or be exempt from Section 409A of the Internal Revenue Code and the interpretative guidance thereunder and shall at all times be interpreted and administered in accordance with such intent. To the extent that any provision of the Plan violates Section 409A, such provision shall be automatically reformed, if possible, to comply with Section 409A or stricken from the Plan. If an operational failure occurs with respect to Section 409A requirements, any affected Eligible Director shall fully cooperate with the Company to correct the failure, to the extent possible, in accordance with any correction procedure established by the Internal Revenue Service. No provision of the Plan shall be interpreted to transfer any liability for a failure to comply with Section 409A from an Eligible Director or any other individual to the Company.

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APPENDIX C

AMENDED AND RESTATED

CME GROUP INC. INCENTIVE PLAN FOR NAMED EXECUTIVE OFFICERS

(Amended and Restated as of May 21~~3~~, 2014 ~~09~~)

1. Purpose. The purpose of the CME Group Inc. Incentive Plan for Named Executive Officers is to align the interests of Company management with those of the shareholders of the Company by encouraging management to achieve goals intended to increase shareholder value.

2. Definitions. The following terms, as used herein, shall have the following meanings:

(a) “Award” shall mean an incentive compensation award, granted pursuant to the Plan, which is contingent upon the attainment of Performance Factors with respect to a Performance Period.

(b) “Board” shall mean the Board of Directors of the Company.

(c) “Code” shall mean the Internal Revenue Code of 1986, as amended, or any successor.

(d) “Committee” shall mean the Compensation Committee of the Board or such other committee as may be appointed by the Board to administer the Plan in accordance with Section 3 of the Plan.

(e) “Common Stock” shall mean the common stock of the Company, par value $0.01 per share.

(f) “Company” shall mean CME Group Inc., a Delaware corporation, or any successor corporation.

(g) “Disability” shall mean permanent disability as determined pursuant to the long-term disability plan or policy of the Company or its Subsidiaries in effect at the time of such disability and applicable to a Participant.

(h) “Effective Date” shall mean January 1, 2014 ~~03~~.

(i) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(j) “Participant” shall mean an employee of the Company or any Subsidiary of the Company who is, pursuant to Section 4 of the Plan, selected to participate herein.

(k) “Performance Factors” shall mean the criteria and objectives, determined by the Committee, which must be met during the applicable Performance Period as a condition of the Participant’s receipt of payment with respect to an Award. Performance Factors may include any or all of the following or any combination thereof: annual daily volume, cash earnings, cash earnings per share, cash earnings margin, cash flow return, customer satisfaction, earnings before interest taxes depreciation and amortization, earnings before interest taxes depreciation and amortization margins, earnings per share, economic value added, expense reductions, expense targets, free cash flow, gross or ~~margin~~, operating margins, margins, market share, net earnings or income (before or after taxes), operating cash flow, operating efficiency, operating expenses, operating income, productivity ratios, return on assets, return on capital, return on equity, return on investment, revenue, r~~evenue growth,~~ share price, ~~free cash flow, cash earnings, operating expense, expense reductions, operations efficiency, operating cash flow, earnings per share, economic value added, cash flow return on investment, net income,~~ total shareholder return, ~~return on investment, return on equity, return on assets~~ and working capital or any increase or decrease of one or more of the foregoing over a specified period. Such Performance Factors may relate to the performance of the Company, a Subsidiary, any portion of the business, product line, or any combination thereof and may be expressed on an aggregate, per share (outstanding or fully diluted) or per unit basis. Where applicable, the Performance Factors may be expressed in terms of attaining a specified level of the particular criteria, the attainment of a percentage increase or decrease in the particular criteria, or may be applied to the performance of the Company, a Subsidiary, a business unit, a product line, or any combination thereof, relative to a market index, a group of other companies (or their subsidiaries, business units or product lines), or a combination thereof, all as determined by the Committee. Performance Factors may include a threshold level of performance below which no payment shall be made, levels of performance below the target level but above the threshold level at which specified percentages of the Award shall be paid, a target level of performance at which the full Award shall be paid, levels of performance above the target level but below the maximum level at which specified multiples of the Award shall be paid, and a maximum level of performance above which no additional payment shall be made. Performance Factors may also specify that payments for levels of performances between specified levels will be interpolated.

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APPENDIX C (CONTINUED)

If the Committee desires that compensation payable pursuant to any Award subject to Performance Factors be “qualified performance-based compensation” within the meaning of Section 162(m) of the Code, the Performance Factors (i) shall be established by the Committee no later than the end of the first 90 days of the Performance Period, as applicable (or such other time prescribed by the Internal Revenue Service) and (ii) shall satisfy all other applicable requirements imposed by Treasury Regulations promulgated under Section 162(m) of the Code, including the requirement that such performance goals be stated in terms of an objective formula or standard.

(l) “Performance Period” shall mean the twelve-month periods commencing on January 1, 2014 ~~03~~and each January 1 thereafter, or such other longer or shorter periods as the Committee shall determine, consistent with the requirements of Section 162(m), if applicable.

(m) “Plan” shall mean this CME Group Inc. Incentive Plan for Named Executive Officers ~~(formerly known as the Annual Incentive Plan for Highly Compensated Executives)~~.

(n) “Subsidiary” shall mean any company, partnership, limited liability company, business or entity (other than the Company) of which at least 50% of the combined voting power of its voting securities is, or the operations and management are, directly or indirectly controlled by the Company.

3. Administration. The Plan shall be administered by a Committee of the Board. The Committee shall have the authority in its sole discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Awards; to determine the persons to whom and the time or times at which Awards shall be granted; to determine the terms, conditions, restrictions and Performance Factors relating to any Award; to determine whether, to what extent, and under what circumstances an Award may be settled, cancelled, forfeited, or surrendered; to make adjustments in the Performance Factors in recognition of unusual or non-recurring events affecting the Company or its Subsidiaries or the financial statements of the Company or its Subsidiaries, or in response to changes in applicable laws, regulations or accounting principles; to construe and interpret the Plan and any Award; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of Awards (including provisions relating to a change in control of the Company); and to make all other determinations deemed necessary or advisable for the administration of the Plan. Without limiting the generality of the foregoing, the Committee shall have the sole discretion to determine whether, or to what extent, Performance Factors are achieved; provided, however, that the Committee shall have the authority to make appropriate adjustments in Performance Factors under an Award to reflect the impact of extraordinary items not reflected in such goals. For purposes of the Plan, extraordinary items shall be defined as (1) any profit or loss attributable to acquisitions or dispositions of stock or assets, (2) any changes in accounting standards or treatments that may be required or permitted by the Financial Accounting Standards Board or adopted by the Company or its Subsidiaries after the goal is established, (3) all items of gain, loss or expense for the year related to restructuring charges for the Company or its Subsidiaries, (4) all items of gain, loss or expense for the year determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business, (5) all items of gain, loss or expense for the year related to discontinued operations that do not qualify as a segment of a business as defined by the Financial Accounting Standards Board~~in APB Opinion No. 30 (or successor literature)~~, (6) the impact of capital expenditures, (7) the impact of share repurchases and other changes in the number of outstanding shares, and (8) such other items as may be prescribed by Section 162(m) of the Code and the Treasury Regulations thereunder as may be in effect from time to time, and any amendments, revisions or successor provisions and any changes thereto.

The Committee shall consist of two or more persons each of whom shall be an “outside director” within the meaning of Section 162(m) of the Code. All decisions, determinations and interpretations of the Committee shall be final and binding on all persons, including the Company and the Participant (or any person claiming any rights under the Plan from or through any Participant).

Subject to Section 162(m) of the Code or as otherwise required for compliance with other applicable law, the Committee may delegate all or any part of its authority under the Plan.

4. Eligibility. Awards may be granted to Participants in the sole discretion of the Committee. In determining the persons to whom Awards shall be granted and the Performance Factors relating to each Award, the Committee shall take into account such factors as the Committee shall deem relevant in connection with accomplishing the purposes of the Plan.

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APPENDIX C (CONTINUED)

5. Terms of Awards. Awards granted pursuant to the Plan shall be communicated to Participants in such form as the Committee shall from time to time approve and the terms and conditions of such Awards shall be set forth therein.

(a) In General. On or prior to the date on which 25% of a Performance Period has elapsed (but not later than the 90th day of such period), the Committee shall specify in writing, by resolution of the Committee or other appropriate action, the Participants for such Performance Period and the Performance Factors applicable to each Award for each Participant with respect to such Performance Period. Payment in respect of Awards shall be made only if and to the extent the minimum Performance Factors with respect to such Performance Period are attained.

(b) Special Provisions Regarding Awards. Notwithstanding anything to the contrary contained herein, in no event shall payment in respect of Awards granted hereunder exceed $5,000,000 to any one Participant in any one year. The Committee may at its discretion decrease the amount of an Award payable upon attainment of the specified Performance Factors, but in no event may the Committee increase at its discretion the amount of an Award payable upon attainment of the specified Performance Factors.

(c) Time and Form of Payment. All payments in respect of Awards granted under this Plan shall be made in cash or, to the extent consented to by the Participant or determined by the Committee at the time an Award is granted, in whole or in part in Common Stock issued under the CME Group Inc. Amended and Restated Omnibus Stock Plan (the “Omnibus Plan”) and valued at its Fair Market Value (as defined in the Omnibus Plan) on the date of payment. Any such payment shall be made within two and one-half (2  1/2) months after the end of the Performance Period, but in no event shall such payments be made later than December 31 of the year after the end of the Performance Period.

6. Term. Subject to the approval of the Amended and Restated Plan by the holders of a majority of the Common Stock represented and voting on the proposal at the annual meeting of Company stockholders to be held in 2014 ~~09~~ (or any adjournment thereof), the Plan shall be effective as of May 21~~3~~, 2014 ~~09~~ and shall continue in effect until the fifth anniversary of the date of such stockholder approval, unless earlier terminated as provided below.

7. General Provisions.

(a) Compliance with Legal Requirements. The Plan and the granting and payment of Awards, and the other obligations of the Company under the Plan shall be subject to all applicable federal and state laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may be required.

(b) Nontransferability. Awards shall not be transferable by a Participant.

(c) No Right To Continued Employment. Nothing in the Plan or in any Award granted pursuant hereto shall confer upon any Participant the right to continue in the employ of the Company or any of its Subsidiaries or to be entitled to any remuneration or benefits not set forth in the Plan or to interfere with or limit in any way whatever rights otherwise exist of the Company or its Subsidiaries to terminate such Participant’s employment or change such Participant’s remuneration.

(d) Withholding Taxes. Where a Participant or other person is entitled to receive a payment pursuant to an Award hereunder, the Company shall have the right either to deduct from the payment, or to require the Participant or such other person to pay to the Company prior to delivery of such payment, an amount sufficient to satisfy any federal, state, local or other withholding tax requirements related thereto.

(e) Amendment, Termination and Duration of the Plan. The Board or the Committee may at any time and from time to time alter, amend, suspend, or terminate the Plan in whole or in part; provided that, no amendment that requires stockholder approval in order for the Plan to continue to comply with Code Section 162(m) shall be effective unless the same shall be approved by the requisite vote of the stockholders of the Company.

(f) Participant Rights. No Participant shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment for Participants.

(g) Termination of Employment. (i) Unless otherwise provided by the Committee, and except as set forth in subparagraph(ii) of this Section 7(g), a Participant must be actively employed by the Company or its Subsidiaries at the time Awards are generally paid with respect to a Performance Period in order to be eligible to receive payment in respect of such Award. (ii) Unless otherwise provided by the Committee, if a Participant’s employment is terminated as result of death,

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APPENDIX C (CONTINUED)

Disability or voluntary retirement with the consent of the Company prior to the end of the Performance Period, such Participant shall receive a pro rata portion of the Award that he or she would have received with respect to the applicable Performance Period provided that the minimum Performance Factors with respect to such Performance Period are attained. Such pro rata Award shall be payable at the time payment is made to other Participants in respect of such Performance Period.

(h) Unfunded Status of Awards. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company.

(i) Governing Law. The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware without giving effect to the conflict of laws principles thereof.

(j) Effective Date. The Plan shall take effect upon its adoption by the Board; provided, however, that the Plan shall be subject to the requisite approval of the stockholders of the Company in order to comply with Section 162(m) of the Code. In the absence of such approval, the Plan (and any Awards made pursuant to the Plan prior to the date of such approval) shall be null and void.

(k) Interpretation. The Plan is designed and intended to comply, to the extent applicable, with Section 162(m) of the Code, and all provisions hereof shall be construed in a manner to so comply.

(l) Recoupment. It shall be a condition of payment of an Award under the Plan that any Participant who holds the position of Executive Chairman, serves on the Management Team or holds the position of Managing Director (any such person being referred to hereinafter as a “Covered Participant”) agree to the applicability of this Section 7(i) to any Award paid to such Participant under the Plan as a Covered Participant. In the event that a Covered Participant receives a payment pursuant to the Plan and: (1) the payment was predicated upon achieving certain financial results that were subsequently the subject of a restatement of Company financial statements filed with the Securities and Exchange Commission; and (2) a lower payment would have been made to the Covered Participant based upon the restated financial results, upon the recommendation of the Compensation Committee, the Board may, in its discretion, require such Covered Participant to repay all or a portion of the difference between the payment received by the Covered Participant and the payment which would have been paid to the Covered Participant based on the restated financials (such difference being referred to as the “Recoupment Amount”). In order to collect the Recoupment Amount, the Board may require the Covered Participant to forfeit all or a portion of any unvested restricted stock issued in respect of Awards hereunder, in an amount not to exceed the Recoupment Amount. The Company’s right to require repayment or forfeiture set forth in this Section 7(i) shall apply only if the facts leading to a determination that a restatement is required are discovered within the three (3) fiscal years following the fiscal year with respect to which the Covered Participant is paid an Award hereunder. The Recoupment Amount shall be determined by the Board in its good faith discretion and without regard to any deferral of Awards hereunder. The Committee may require any Covered Participant to execute an acknowledgement of the applicability of this Section 7(i) and an agreement to comply with its provisions, in such form as the Committee may determine, as a condition to the receipt of any payment under the Plan.

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APPENDIX D(i)

~~FOURTH~~ FIFTH AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

CME GROUP INC.

CME Group Inc. (hereinafter referred to as the “Corporation”), which was originally incorporated in the State of Delaware on August 2, 2001 under the name Chicago Mercantile Exchange Holdings Inc., hereby certifies that this ~~Fourth~~ Fifth Amended and Restated Certificate of Incorporation was duly adopted in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware. This ~~Fourth~~ Fifth Amended and Restated Certificate of Incorporation amends, restates and integrates the provisions of the Corporation’s ~~third~~ fourth amended and restated certificate of incorporation as hereby amended. The text of the ~~third~~ fourth amended and restated certificate of incorporation as heretofore amended is hereby restated to read in its entirety as follows:

ARTICLE ONE: The name of the corporation is CME Group Inc.

ARTICLE TWO: The address of the corporation’s registered office in the State of Delaware is 1209 Orange Street, City of Wilmington, County of New Castle, Delaware 19801. The name of the corporation’s registered agent at such address is The Corporation Trust Company.

ARTICLE THREE: The purpose of the corporation shall be to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware, as set forth in Title 8 of the Delaware code (the “DGCL”).

ARTICLE FOUR: The total number of shares of all classes of capital stock that the corporation is authorized to issue is 1,010,003,138 shares, of which:

10,000,000 shares shall be shares of Preferred Stock, par value $.01 per share (the “Preferred Stock”);

1,000,000,000 shares shall be shares of Class A Common Stock, par value $.01 per share (the “Class A Common Stock”);

625 shares shall be shares of Class B-1 Common Stock, par value $.01 per share (the “Class B-1 Common Stock”);

813 shares shall be shares of Class B-2 Common Stock, par value $.01 per share (the “Class B-2 Common Stock”);

1,287 shares shall be shares of Class B-3 Common Stock, par value $.01 per share (the “Class B-3 Common Stock”); and

413 shares shall be shares of Class B-4 Common Stock, par value $.01 per share (the “Class B-4 Common Stock”).

The term “Class B Common Stock” shall mean, collectively, Class B-1 Common Stock, Class B-2 Common Stock, Class B-3 Common Stock and Class B-4 Common Stock. The term “Common Stock” shall mean, collectively, the Class A Common Stock and the Class B Common Stock. The designations, voting powers, optional or other special rights and the qualifications, limitations or restrictions thereof, of the above classes shall be as follows:

DIVISION A

PREFERRED STOCK

The rights, preferences and privileges and qualifications, limitations and restrictions granted to and imposed on the shares of Preferred Stock of the corporation shall be as set forth below in this Division A.

Shares of Preferred Stock may be issued in one or more series at such time or times, and for such consideration or considerations, as the board of directors shall determine. The board of directors is hereby authorized to fix, state and establish, in the resolution or resolutions providing for the issuance of any wholly unissued series of Preferred Stock, the relative powers, rights, designations, preferences, qualifications, limitations and restrictions of such series in relation to any other series of Preferred Stock at the time outstanding. The board of directors is also expressly authorized to fix the number of shares of each such series, but not below the number of shares thereof then outstanding. The authority of the board of directors with respect to each series of Preferred Stock shall include (without limitation) the determination of the following:

(a) the dividend rate on the shares of such series, whether dividends shall be cumulative, and, if so, from which date or dates, and the rights of priority, if any, with respect to the payment of dividends on the shares of such series relative to other series of Preferred Stock or classes of stock;

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APPENDIX D(i) (CONTINUED)

(b) whether the shares of such series shall have voting rights (other than the voting rights provided by law) and, if so, the terms and extent of such voting rights;

(c) whether the shares of such series shall have conversion privileges, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate upon the occurrence of such events as the board of directors may prescribe;

(d) whether the shares of such series shall be subject to redemption by the corporation or at the request of the holder(s) thereof, and, if so, the terms and conditions of any such redemption;

(e) the rights of the shares of such series in the event of voluntary or involuntary liquidation, dissolution or winding up of the corporation, and the rights of priority, if any, with respect to the distribution of assets on the shares of such series relative to other series of Preferred Stock or classes of stock; and

(f) any other preferences, privileges and powers, and relative, participating, optional or other special rights, and qualifications, limitations or restrictions of such series, as the board of directors may deem advisable and as shall not be inconsistent with the provisions of this Certificate of Incorporation, as the same may be amended from time to time.

DIVISION B

COMMON STOCK

SUBDIVISION 1. GENERAL PROVISIONS

The rights, preferences and privileges, and qualifications, limitations and restrictions granted to and imposed on the classes of Common Stock shall be as set forth in this Division B.

SECTION 1. DEFINITIONS.

In addition to the terms defined elsewhere, the following terms shall have the respective meanings set forth below:

“Core Rights” shall mean:

(1) the divisional product allocation rules applicable to each membership class as set forth in the rules of the Exchange;

(2) the trading floor access rights and privileges granted to members of the Exchange;

(3) the number of authorized and issued shares of any class of Class B Common Stock; or

(4) the eligibility requirements for any Person to exercise any of the trading rights or privileges of members in the Exchange.

“Exchange” shall mean Chicago Mercantile Exchange Inc., a subsidiary of the corporation.

“Person” shall mean any individual, corporation, partnership, trust or other entity.

“CBOT” shall mean Board of Trade of the City of Chicago, Inc., a subsidiary of the corporation.

A “Transfer” (and the related term “Transferred”) shall mean any sale, pledge, gift, assignment or other transfer of any ownership in any share of Class B Common Stock.

SECTION 2. GENERAL

Except as otherwise set forth in this Division B, the relative powers, preferences and participating, optional or other special rights, and the qualifications, limitations or restrictions of each class of Common Stock shall be identical in all respects.

SECTION 3. DIVIDENDS.

Subject to the rights of the holders of Preferred Stock, holders of Common Stock shall be entitled to receive such dividends and other distributions in cash, stock of any corporation or property of the corporation as may be declared thereon by the board of

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APPENDIX D(i) (CONTINUED)

directors from time to time out of assets or funds of the corporation legally available therefore, and shall share equally on a per share basis in all such dividends and other distributions.

SECTION 4. VOTING RIGHTS.

Subject to the rights of holders of Class B Common Stock set forth in this Division B at every meeting of the shareholders of the corporation in connection with the election of Equity Directors (as defined below) and all other matters submitted to a vote of shareholders, every holder of Common Stock shall be entitled to one vote in person or by proxy for each share of Common Stock registered in his or her name on the transfer books of the corporation. Except as otherwise required by law or by this Division B, the holders of each class of Common Stock shall vote together as a single class, subject to any right that may be conferred upon holders of Preferred Stock to vote together with holders of Common Stock on all matters submitted to a vote of shareholders of the corporation.

SECTION 5. LIQUIDATION RIGHTS.

Upon the liquidation, dissolution or winding up of the corporation, holders of Common Stock shall be entitled to receive any amounts available for distribution to holders of Common Stock after the payment of, or provision for, obligations of the corporation and any preferential amounts payable to holders of any outstanding shares of Preferred Stock.

SUBDIVISION 2. CLASS B COMMON STOCK

In addition to the rights, preferences and privileges, and qualifications, limitations and restrictions granted to and imposed on the shares of Class B Common Stock of the corporation as set forth in Subdivision 1 of this Division B, the rights, preferences and privileges, and qualifications, limitations and restrictions granted to and imposed on the shares of Class B Common Stock of the corporation shall be as set forth in this Subdivision 2 of this Division B.

SECTION 1. SPECIAL VOTING RIGHTS.

In addition to the voting rights set forth in Subdivision 1 of this Division B, the holders of shares of Class B Common Stock shall, subject to Paragraph (c) of this Section 1, have the following additional voting rights:

(a) ELECTION OF CLASS B DIRECTORS. ~~Subject to and in accordance with Article Five, holders of shares of Class B-1 Common Stock shall have the sole right to elect three directors to the corporation’s board of directors (the “Class B-1 Directors”),and each holder of Class B-1 Common Stock shall have one vote per share in any such election. Holders of shares of Class B-2 Common Stock shall have the sole right to elect two directors to the corporation’s board of directors (the “Class B-2 Directors”), and each holder of Class B-2 Common Stock shall have one vote per share in any such election. Holders of shares of Class B-3 Common Stock shall have the sole right to elect one director to the corporation’s board of directors (the “Class B-3 Director” and together with the Class B-1 Directors and Class B-2 Directors, the “Class B Directors”), and each holder of Class B-3 Common Stock shall have one vote per share in any such election.~~ Subject to and in accordance with Article Five, effective at the 2015 Annual Meeting of Shareholders, holders of shares of Class B-1 Common Stock, Class B-2 Common Stock and Class B-3 Common Stock shall have the sole right to elect three directors to the corporation’s board of directors (the “Class B Directors”). In electing each such director, holders of shares of Class B-1 Common Stock, Class B-2 Common Stock and Class B-3 Common Stock shall vote together as a single class, and in such a vote, holders of Class B-1 Common Stock shall be entitled to six votes for each share of Class B-1 Common Stock held, holders of Class B-2 Common Stock shall be entitled to two votes for each share of Class B-2 Common Stock held and holders of Class B-3 Common Stock shall be entitled to one vote for each share of Class B-3 Common Stock held.

(b) CORE RIGHTS. Any change, amendment or modification of the Core Rights or of the terms of Section 3 of this Subdivision 2 shall be submitted to a vote of the holders of the Class B Common Stock for their consideration and approval. In any such vote, holders of Class B-1 Common Stock shall be entitled to six votes for each share of Class B-1 Common Stock held, holders of Class B-2 Common Stock shall be entitled to two votes for each share of Class B-2 Common Stock held, holders of Class B-3 Common Stock shall be entitled to one vote for each share of Class B-3 Common Stock held and holders of Class B-4 Common Stock shall be entitled to one-sixth of one vote for each share of Class B-4 Common Stock held. Any such change, amendment or modification must be approved by a majority of the aggregate votes cast by the holders of the Class

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APPENDIX D(i) (CONTINUED)

B Common Stock present (in person or by proxy) and voting at the meeting of holders of Class B Common Stock called for the purpose of voting on the proposed change, amendment or modification; provided that holders of at least a majority of the aggregate number of votes entitled to vote on the matter shall be present, in person or by proxy, at such meeting. The absence of a quorum of the holders of Common Stock shall not effect the exercise by the holders of Class B Common Stock of the voting rights granted pursuant to this Paragraph (b).

(c) LIMITATION ON VOTING RIGHTS. Notwithstanding anything to the contrary contained in this Section 1 of this Subdivision 2, for so long as any Person or group of Persons acting in concert beneficially own (as defined below) 15% or more of the outstanding shares of any class of Class B Common Stock, then in any election of ~~directors elected by that class~~ Class B Directors or other exercise of voting rights with respect to Core Rights or with respect to the election or removal of ~~directors elected by that class~~ Class B Directors, such Person or group shall only be entitled to vote (or otherwise exercise voting rights with respect to) a number of shares of that class of Class B Common Stock that constitutes a percentage of the total number of shares of that class of Class B Common Stock then outstanding which is less than or equal to such Person or group’s Entitled Voting Percentage (as defined below). For the purposes hereof, a Person or group’s “Entitled Voting Percentage” at any time shall mean the percentage of the then outstanding shares of Class A Common Stock in the aggregate, beneficially owned by such Person or group at such time. For purposes of this Paragraph (c), a “beneficial owner” of Common Stock includes any Person or group of Persons who, directly or indirectly, including through any contract, arrangement, understanding, relationship or otherwise, written or oral, formal or informal, control the voting power (which includes the power to vote or to direct the voting) of such Common Stock.

SECTION 2. LIMITATION ON OWNERSHIP AND TRANSFER RESTRICTIONS.

(a) Shares of Class B Common Stock may not be Transferred at any time except as follows and subject to the following limitations:

(i) No person may own a share of Class B-1 Common Stock unless that person is recognized on the books and records of the Exchange as the owner of a CME Division membership (“CME Membership”) in the Exchange as governed by the rules of the Exchange; provided that each holder shall not be permitted to own more than one share of Class B-1 Common Stock for each CME Membership;

(ii) No person may own a share of Class B-2 Common Stock unless that person is recognized on the books and records of the Exchange as the owner of an International Monetary Market Division membership (“IMM Membership”) in the Exchange as governed by the rules of the Exchange; provided that each holder shall not be permitted to own more than one share of Class B-2 Common Stock for each IMM Membership;

(iii) No person may own a share of Class B-3 Common Stock unless that person is recognized on the books and records of the Exchange as the owner of an Index and Option Market Division membership (“IOM Membership”) in the Exchange as governed by the rules of the Exchange; provided that each holder shall not be permitted to own more than one share of Class B-3 Common Stock for each IOM Membership;

(iv) No person may own a share of Class B-4 Common Stock unless that person is recognized on the books and records of the Exchange as an owner of a Growth and Emerging Markets Division membership (“GEM Membership”) as governed by the rules of the Exchange; provided that each holder shall not be permitted to own more than one share of Class B-4 Common Stock for each GEM Membership;

(b) No share of Class B-1 Common Stock may be Transferred other than in connection with the Transfer of a CME Membership made in accordance with the rules of the Exchange; provided that no more than one share of Class B-1 Common Stock may be Transferred with a CME Membership;

(c) No share of Class B-2 Common Stock may be Transferred other than in connection with the Transfer of an IMM Membership made in accordance with the rules of the Exchange; provided that no more than one share of Class B-2 Common Stock may be Transferred with an IMM Membership;

(d) No share of Class B-3 Common Stock may be Transferred other than in connection with the Transfer of an IOM Membership made in accordance with the rules of the Exchange; provided that no more than one share of Class B-3 Common Stock may be Transferred with an IOM Membership;

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APPENDIX D(i) (CONTINUED)

(e) No share of Class B-4 Common Stock may be Transferred other than in connection with the Transfer of a GEM Membership made in accordance with the rules of the Exchange; provided that no more than one share of Class B-4 Common Stock may be Transferred with a GEM Membership;

(f) Every certificate for shares of Class B-1 Common Stock, Class B-2 Common Stock, Class B-3 Common Stock and Class B-4 Common Stock shall bear a legend on its face reading as follows:

“The shares of Common Stock represented by this certificate may not be Transferred to any person in connection with a Transfer that does not meet the rules of the Exchange or the terms of the Certificate of Incorporation of this corporation until the transfer restrictions applicable to the shares represented by this certificate expire, and no person who receives the shares represented by this certificate in connection with a Transfer that does not satisfy the rules of the Exchange or the terms of the Certificate of Incorporation of this corporation prior to such time is entitled to own or to be registered as the record holder of the shares of Common Stock represented by this certificate. Each holder of this certificate, by accepting the certificate, accepts and agrees to all of the foregoing.”

(g) Except as permitted by this Section 2 of this Subdivision 2, any proposed Transfer of shares of Class B-1 Common Stock, Class B-2 Common Stock, Class B-3 Common Stock or Class B-4 Common Stock shall be void.

SECTION 1. COMMITMENT TO MAINTAIN FLOOR TRADING.

The corporation shall cause the Exchange, (i) as long as an open outcry market is liquid (as defined below), to maintain for such open outcry market a facility for conducting business, for the dissemination of price information, for clearing and delivery and (ii) to provide reasonable financial support (consistent with the calendar year 1999 budget levels established by Chicago Mercantile Exchange, an Illinois not-for-profit corporation, the predecessor of the Exchange) for technology, marketing and research for open outcry markets. If an open outcry market is not liquid, as determined by the board of directors, the board may determine, in its sole discretion, whether such obligations will continue, and for how long, in respect of such market. For purposes of this Section, an open outcry market will be deemed “liquid” if it meets any of the following tests on a quarterly basis:

(a) if a comparable exchange-traded product exists, including electronic trading at the Exchange, the Exchange’s open outcry market has maintained at least 30% of the average daily volume of such comparable product (including, for calculation purposes, volume from exchange-for-physical transactions in such open outcry market); or

(b) if a comparable exchange-traded product exists and the product trades exclusively by open outcry at the Exchange, the Exchange’s open outcry market has maintained at least 30% of the open interest of such comparable product; or

(c) if no comparable exchange-traded product exists, the open outcry market has maintained at least 40% of the average quarterly volume in that market during 1999 at Chicago Mercantile Exchange, an Illinois not-for-profit corporation, the predecessor of the Exchange (including, for calculation purposes, volume from exchange-for-physical transactions in such open outcry market); or

(d) if no comparable exchange-traded product exists and the product trades exclusively by open outcry, the open outcry market has maintained at least 40% of the average open interest in that market during 1999 at Chicago Mercantile Exchange, an Illinois not-for-profit corporation, the predecessor of the Exchange.

ARTICLE FIVE:

(A) Subject to Article Four, Division B, Subdivision 2, Section 1(a) of this Certificate of Incorporation, the number of directors that shall constitute the whole board of directors of the corporation shall be fixed exclusively by one or more resolutions adopted by the board of directors of the corporation, which number shall be no more than 30. As of the time of acceptance by the Delaware Secretary of State of the filing of this ~~Fourth~~ Fifth Amended and Restated Certificate of Incorporation (the “Effective Time”), the board of directors of the corporation shall consist of ~~30~~ 24 members, including ~~24~~ 18 directors that are not Class B Directors or directors elected solely by holders of shares of Class B-1 Common Stock, Class B-2 Common Stock or Class B-3 Common Stock under the fourth amended and restated certificate of incorporation (the “Equity Directors”~~)~~; three directors elected solely by holders of shares of Class B-1 ~~Directors, two~~ Common Stock under the fourth amended and restated certificate of incorporation; two directors elected solely by holders of shares of Class B-2 ~~Directors and one~~ Common Stock

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APPENDIX D(i) (CONTINUED)

under the fourth amended and restated certificate of incorporation; and one director elected solely by holders of shares of Class B-3 ~~Director~~ Common Stock under the fourth amended and restated certificate of incorporation. Class B Directors shall be elected in accordance with the provisions hereof from and after the 2015 Annual Meeting of Shareholders.

(B) The board of ~~directors shall remain classified until the 2014 annual meeting of shareholders. Commencing with the 2012 annual meeting of the shareholders of the Corporation, (i) the directors whose terms expire at the 2012 annual meeting of shareholders shall be elected for a two year term expiring with the class of directors elected at the 2011 annual meeting of shareholders at the 2014 annual meeting of shareholders, (ii) the directors whose terms expire at the 2013 annual meeting of shareholders shall be elected for a one year term expiring with the class of directors elected at the 2011 annual meeting of shareholders at the 2014 annual meeting of shareholders and (iii) from and after the 2014 annual meeting of shareholders all~~ directors shall be elected annually for terms expiring at the next succeeding annual meeting.

(C) A director shall hold office until his successor shall be elected and qualified, subject, however, to prior death, resignation, retirement, disqualification or removal from office. The annual meeting of shareholders shall be held each year on a date and at a time designated by the board of directors of the Corporation.

(D) Any vacancy on the board of directors of the corporation may be filled by a majority of the board of directors then in office and any director elected to fill such a vacancy shall have the same remaining term as that of his or her predecessor; PROVIDED, HOWEVER, that any vacancy occurring with respect to a Class B-1 Director, ~~a~~ Class B-2 Director or ~~a~~ Class B-3 Director prior to the 2015 Annual Meeting of Shareholders or a Class B Director thereafter shall be filled from the candidates who lost for such position from the most recent election, with the candidates being selected to fill such vacancy in the order of the aggregate number of votes received in such previous election.

(E) No person shall be eligible for election or may serve as a Class ~~B-1 Director, a Class B-2 Director or a Class B-3~~ B Director unless he or she shall own, or be recognized as the owner for the purposes of the Exchange of, at least one share of the class of Class B Common Stock entitled to elect such director.

~~(F) Until the 2014 annual meeting of shareholders, a director may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of at least two thirds of the voting power of the shares entitled to elect such person as a director.~~

ARTICLE SIX: The board of directors is hereby authorized to create and issue, whether or not in connection with the issuance and sale of any of its stock or other securities or property, rights entitling the holders thereof to purchase from the corporation shares of Preferred Stock, Class A Common Stock or securities of any other corporation. The times at which and the terms upon which such rights are to be issued will be determined by the board of directors and set forth in the contracts or instruments that evidence such rights. The authority of the board of directors with respect to such rights shall include, without limitation, determination of the following:

(A) The initial purchase price per share or other unit of the stock or other securities or property to be purchased upon exercise of such rights;

(B) Provisions relating to the times at which and the circumstances under which such rights may be exercised or sold or otherwise transferred, either together with or separately from, any other stock or other securities of the corporation;

(C) Provisions which adjust the number or exercise price of such rights or amount or nature of the stock or other securities or property receivable upon exercise of such rights in the event of a combination, split or recapitalization of any stock of the corporation, a change in ownership of the corporation’s stock or other securities or a reorganization, merger, consolidation, sale of assets or other occurrence relating to the corporation or any stock of the corporation, and provisions restricting the ability of the corporation to enter into any such transaction absent an assumption by the other party or parties thereto of the obligations of the corporation under such rights;

(D) Provisions which deny the holder of a specified percentage of the outstanding stock or other securities of the corporation the right to exercise such rights and/or cause the rights held by such holder to become void;

(E) Provisions which permit the corporation to redeem or to exchange such rights; and

(F) The appointment of a rights agent with respect to such rights.

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APPENDIX D(i) (CONTINUED)

ARTICLE SEVEN:

(A) In furtherance of and not in limitation of the powers conferred by law, the board of directors is expressly authorized and empowered to adopt, amend or repeal the bylaws; PROVIDED, HOWEVER, that the bylaws may also be altered, amended or repealed by the affirmative vote of the holders of two-thirds of the voting power of the then outstanding Common Stock, voting together as a single class.

(B) Unless and except to the extent that the bylaws of the corporation shall so require, the election of directors of the corporation need not be by written ballot.

ARTICLE EIGHT: No shareholder shall have any preemptive right to subscribe to an additional issue of any class or series of the corporation’s capital stock or to any securities of the corporation convertible into such stock.

ARTICLE NINE: Notwithstanding anything contained in this Certificate of Incorporation to the contrary, the affirmative vote of at least two-thirds of the voting power of the then outstanding Common Stock, voting together as a single class, shall be required to amend, repeal or adopt any provisions inconsistent with ~~Paragraph (F) of Article Five or~~ Articles Six, Nine, Ten, Eleven, Twelve, Thirteen, Fourteen or Fifteen of this Certificate of Incorporation.

ARTICLE TEN: No director of the corporation shall be personally liable to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the corporation or its shareholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL, or (iv) for any transaction from which the director derived an improper personal benefit. Any amendment or repeal of this Article by the shareholders shall not adversely affect any right or protection of a director of the corporation existing hereunder in respect of any act or omission occurring prior to such amendment or repeal.

ARTICLE ELEVEN: The corporation shall indemnify its directors and officers to the fullest extent authorized or permitted by law, as now or hereafter in effect, and such right to indemnification shall continue as to a person who has ceased to be a director or officer of the corporation and shall inure to the benefit of his or her heirs, executors and personal and legal representatives; PROVIDED, HOWEVER, that, except for proceedings to enforce rights to indemnification, the corporation shall not be obligated to indemnify any director or officer (or his or her heirs, executors or personal or legal representatives) in connection with a proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized or consented to by the board of directors. The right to indemnification conferred by this Article Eleven shall include the right to be paid by the corporation the expenses incurred in defending or otherwise participating in any proceeding in advance of its final disposition.

The corporation may, to the extent authorized from time to time by the board of directors, provide rights to indemnification and to the advancement of expenses to employees and agents of the corporation similar to those conferred in this Article Eleven to directors and officers of the corporation.

The rights to indemnification and to the advance of expenses conferred in this Article Eleven shall not be exclusive of any other right which any person may have or hereafter acquire under this Certificate of Incorporation, the bylaws of the corporation, any statute, agreement, vote of shareholders or disinterested directors or otherwise.

Any repeal or modification of this Article Eleven by the shareholders of the corporation shall not adversely affect any rights to indemnification and to the advancement of expenses of a director or officer of the corporation existing at the time of such repeal or modification with respect to any acts or omissions occurring prior to such repeal or modification.

ARTICLE TWELVE: In furtherance and not in limitation of the powers conferred by law or in this Certificate of Incorporation, the board of directors (and any committee of the board of directors) is expressly authorized, to the extent permitted by law, to take such action or actions as the board of directors or such committee may determine to be reasonably necessary or desirable to (A) encourage any person to enter into negotiations with the board of directors and management of the corporation with respect to any transaction which may result in a change in control of the corporation which is proposed or initiated by such Person or (B) contest or oppose any such transaction which the board of directors or such committee determines to be unfair, abusive or otherwise undesirable with respect to the corporation and its business, assets or properties or the shareholders of the corporation, including, without limitation, the adoption of such plans or the issuance of

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APPENDIX D(i) (CONTINUED)

such rights, options, capital stock, notes, debentures or other evidences of indebtedness or other securities of the corporation, which rights, options, capital stock, notes, debentures or other evidences of indebtedness and other securities (i) may be exchangeable for or convertible into cash or other securities on such terms and conditions as may be determined by the board of directors or such committee and (ii) may provide for the treatment of any holder or class of holders thereof designated by the board of directors or any such committee in respect of the terms, conditions, provisions and rights of such securities which is different from, and unequal to, the terms, conditions, provisions and rights applicable to all other holders thereof.

ARTICLE THIRTEEN: No action required to, or which may, be taken at an annual or special meeting of shareholders of the corporation may be taken without a meeting, and the power of the shareholders of the corporation to act by written consent, whether pursuant to Section 228 of the DGCL or otherwise, is specifically denied.

ARTICLE FOURTEEN: Special meetings of the shareholders, for any purpose or purposes, unless otherwise prescribed by statute or by this Certificate of Incorporation, may be called by the Chairman of the Board, in his discretion, and shall be called by the Chairman of the Board or the Secretary at the request in writing of a majority of the directors then holding office. Any such written request shall state the purpose or purposes of the proposed meeting.

ARTICLE FIFTEEN: The corporation shall, and shall cause each of the Exchange and CBOT and their respective successors and successors-in-interest to, (i) grant to each holder of a CME Membership and each holder of a Series B-1 membership in CBOT all trading rights and privileges for all new products first made available after the effective time of the merger of CBOT Holdings, Inc. with and into the corporation, pursuant to that certain Agreement and Plan of Merger, dated as of October 17, 2006, as amended, among the corporation, CBOT Holdings, Inc. and the CBOT (the “Merger Effective Time”) and traded on the open outcry exchange system of the Exchange or CBOT or any electronic trading system maintained by the Exchange or CBOT or any of their respective successors or successors-in-interest; (ii) prohibit the Exchange and any of its successors or successors-in-interest from trading products that, as of the Merger Effective Time, were traded on CBOT’s open outcry exchange system or any electronic trading system maintained by CBOT; and (iii) prohibit CBOT and any of its successors or successors-in-interest from trading products that, as of the Merger Effective Time, were traded on the Exchange’s open outcry exchange system or any electronic trading system maintained by the Exchange. The board of directors of the corporation shall, and shall cause the Exchange and CBOT to, enforce these requirements. Other members of CBOT shall have such trading rights and privileges for new products first made available after the Merger Effective Time and traded on the open outcry exchange system of the Exchange or CBOT or any electronic trading system maintained by the Exchange or CBOT or any of their respective successors or successors-in-interests as determined by the board of directors of the corporation in its sole discretion.

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APPENDIX D(ii)

~~TENTH~~ ELEVENTH AMENDED AND RESTATED BYLAWS

OF

CME GROUP INC.

Approved as of ~~April 17~~        , ~~2013~~ 2014

ARTICLE I

SHAREHOLDERS’ MEETINGS

Section 1.1 Annual Meetings. (a) The annual meetings of shareholders shall be held on such date, at such time and at such place, either within or without the state of Delaware, as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting.

(b) Nominations of persons for election to the Board of Directors as Equity Directors (as defined in the Certificate of Incorporation) and the proposal of other business to be considered by the shareholders may be made at an annual meeting of shareholders (i) pursuant to the Corporation’s notice of meeting, (ii) by or at the direction of the Board of Directors or (iii) by any shareholder of the Corporation who (1) was at a shareholder of record at the time of giving of notice provided for in this Bylaw and at the time of the annual meeting, (2) is entitled to vote at the meeting and (3) complies with the notice procedures set forth in this Bylaw as to such business or nomination; clause (iii) shall be the exclusive means for a shareholder to make nominations or submit other business (other than matters brought under Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and included in the Corporation’s notice of meeting) before an annual meeting of shareholders.

(c) Without qualification, for any Equity Director nominations or any other business to be properly brought before an annual meeting by a shareholder pursuant to Section 1.1(b)(iii) of this Bylaw, the shareholder must have given timely notice thereof in writing to the Secretary and such other business must otherwise be a proper matter for shareholder action. To be timely, a shareholder’s notice shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the shareholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to the date of such annual meeting and not later than the close of business on the later of the 90th day prior to the date of such annual meeting or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which public announcement of the date of such meeting is first made by the Corporation. In no event shall any adjournment or postponement of an annual meeting or the announcement thereof commence a new time period for the giving of a shareholder’s notice as described above. To be in proper form, a shareholder’s notice (whether given pursuant to this Section 1.1(c) or Section 1.2) to the Secretary must: (i) set forth, as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (1) the name and address of such shareholder, as they appear on the Corporation’s books, and of such beneficial owner, if any, (2) (A) the class or series and number of shares of the Corporation which are, directly or indirectly, owned beneficially and of record by such shareholder and such beneficial owner, (B) any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the Corporation or with a value derived in whole or in part from the value of any class or series of shares of the Corporation, whether or not such instrument or right shall be subject to settlement in the underlying class or series of capital stock of the Corporation or otherwise (a “Derivative Instrument”) directly or indirectly owned beneficially by such shareholder and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the Corporation, (C) any proxy, contract, arrangement, understanding or relationship pursuant to which such shareholder has a right to vote any shares of any security of the Company, (D) any short interest in any security of the Company (for purposes of this Bylaw a person shall be deemed to have a short interest in a security if such person directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has the opportunity to profit or share in any profit derived from any decrease in the value of the subject security), (E) any rights to dividends on the shares of the Corporation owned beneficially by such shareholder that are separated or separable from the underlying shares of the Corporation, (F) any proportionate interest in shares of the Corporation or Derivative Instruments held, directly or indirectly,

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by a general or limited partnership in which such shareholder is a general partner or, directly or indirectly, beneficially owns an interest in a general partner and (G) any performance-related fees (other than an asset-based fee) that such shareholder is entitled to based on any increase or decrease in the value of shares of the Corporation or Derivative Instruments, if any, as of the date of such notice, including without limitation any such interests held by members of such shareholder’s immediate family sharing the same household (which information shall be supplemented by such shareholder and beneficial owner, if any, not later than 10 days after the record date for the meeting to disclose such ownership as of the record date), and (3) any other information relating to such shareholder and beneficial owner, if any, that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in a contested election pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; (ii) if the notice relates to any business other than a nomination of an Equity Director or Directors that the shareholder proposes to bring before the meeting, set forth (1) a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest of such shareholder and beneficial owner, if any, in such business and (2) a description of all agreements, arrangements and understandings between such stockholder and beneficial owner, if any, and any other person or persons (including their names) in connection with the proposal of such business by such shareholder; (iii) set forth, as to each person, if any, whom the shareholder proposes to nominate for election or reelection to the Board of Directors (1) all information relating to such person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors in a contested election pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected) and (2) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among such shareholder and beneficial owner, if any, and their respective affiliates and associates, or others acting in concert therewith, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, or others acting in concert therewith, on the other hand, including, without limitation all information that would be required to be disclosed pursuant to Item 404 promulgated under Regulation S-K if the shareholder making the nomination and any beneficial owner on whose behalf the nomination is made, if any, or any affiliate or associate thereof or person acting in concert therewith, were the “registrant” for purposes of such rule and the nominee were a director or executive officer of such registrant; (iv) with respect to each nominee for election or reelection to the Board of Directors, include a completed and signed questionnaire, representation and agreement required by Section 1.3 of this Bylaw, (v) include a statement as to whether the proponent intends to appear in person or by proxy at the meeting to propose such business; and (vi) a statement as to whether the proponent intends to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding shares required to approve the proposal and/or otherwise to solicit proxies from shareholders in support of the proposal. The Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as an independent director of the Corporation or that could be material to a reasonable shareholder’s understanding of the independence, or lack thereof, of such nominee.

(d) Only such persons who are nominated in accordance with the procedures set forth in these Bylaws shall be eligible to serve as an Equity Director and only such business shall be conducted at a meeting of shareholders as shall have been brought before the meeting in accordance with the procedures set forth in these Bylaws. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, the Chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Bylaw and, if any proposed nomination or business is not in compliance with this Bylaw, to declare that such defective proposal or nomination shall be disregarded.

(e) For purposes of this Bylaw, “public announcement” shall mean disclosure in a press release reported by a national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act and the rules and regulations promulgated thereunder.

(f) Notwithstanding the foregoing provisions of this Bylaw, a shareholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Bylaw; provided, however, that any references in these Bylaws to the Exchange Act or the rules promulgated thereunder are not intended to

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and shall not limit the requirements applicable to nominations or proposals as to any other business to be considered pursuant to Section 1.1 or Section 1.2 of these Bylaws. Nothing in these Bylaws shall be deemed to affect any rights (i) of shareholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act or (ii) of the holders of any series of Preferred Stock if and to the extent provided for under law, the Certificate of Incorporation or these Bylaws.

Section 1.2 Special Meetings. Special meetings of shareholders for any purpose or purposes may be called at any time only by the Chairman of the Board or by a majority of the total number of authorized Directors. Only such business shall be conducted at a special meeting of shareholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. Nominations of persons for election to the Board of Directors as Equity Directors may be made at a special meeting of shareholders at which directors are to be elected pursuant to the Corporation’s notice of meeting (a) by or at the direction of the Board of Directors or (b) provided that the Board of Directors has determined that directors shall be elected at such meeting, by any shareholder of the Corporation who (i) is a shareholder of record at the time of giving of notice provided for in this Bylaw and at the time of the special meeting, (ii) is entitled to vote at the meeting and (iii) complies with the notice procedures set forth in these Bylaws as to such nomination. In the event the Corporation calls a special meeting of shareholders for the purpose of electing one or more directors to the Board of Directors, any such shareholder may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation’s notice of meeting, if the shareholder’s notice required by Section 1.1(c) of these Bylaws with respect to any nomination (including the completed and signed questionnaire, representation and agreement required by Section 1.3 of these Bylaws) shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the 120th day prior to the date of such special meeting and not later than the close of business on the later of the 90th day prior to the date of such special meeting or, if the first public announcement of the date of such special meeting is less than 100 days prior to the date of such special meeting, the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall any adjournment or postponement of a special meeting or the announcement thereof commence a new time period for the giving of a shareholder’s notice as described above.

Section 1.3 Submission of Questionnaire, Representation and Agreement. To be eligible to be a nominee for election or reelection as a director of the Corporation, a person must deliver (in accordance with the time periods prescribed for delivery of notice under Section 1.1 of this Bylaw) to the Secretary at the principal executive offices of the Corporation a written questionnaire with respect to the background and qualification of such person and the background of any other person or entity on whose behalf the nomination is being made (which questionnaire shall be provided by the Secretary upon written request) and a written representation and agreement (in the form provided by the Secretary upon written request) that such person (a) is not and will not become a party to (i) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Corporation or (ii) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a director of the Corporation, with such person’s fiduciary duties under applicable law, (b) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed therein, (c) in such person’s individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a director of the Corporation, and will comply with all applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the Corporation.

Section 1.4 Notice of Meetings. A written notice of each annual or special meeting of shareholders shall be given stating the place, date and time of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise provided by law, the Certificate of Incorporation or these Bylaws, such notice of meeting shall be given not less than 10 nor more than 60 days before the date of the meeting to each shareholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be given when deposited in the mail, postage prepaid, directed to the shareholder at such shareholder’s address as it appears on the records of the Corporation. An affidavit of the Secretary or an Assistant Secretary or of the transfer agent of the Corporation that the notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

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Section 1.5 Adjournments. Any annual or special meeting of shareholders may be adjourned from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the date, time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting any business may be transacted which might have been transacted at the original meeting. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each shareholder of record entitled to vote at the adjourned meeting in accordance with Section 1.4 of these Bylaws.

Section 1.6 Quorum. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, the presence in person or by proxy of the holders of stock having not less than one-third of the votes which could be cast by the holders of all outstanding stock entitled to vote at the meeting shall constitute a quorum at each meeting of shareholders. In the absence of a quorum, then either (i) the chairman of the meeting or (ii) the shareholders may, by the affirmative vote of the holders of stock having a majority of the votes which could be cast by all such holders, adjourn the meeting from time to time in the manner provided in Section 1.5 of these Bylaws until a quorum is present. If a quorum is present when a meeting is convened, the subsequent withdrawal of shareholders, even though less than a quorum remains, shall not affect the ability of the remaining shareholders lawfully to transact business.

Section 1.7 Organization. Meetings of shareholders shall be presided over by the Chairman of the Board or the Chief Executive Officer (in that order), or in their absence, inability or unwillingness, by a chairman designated by the Board of Directors, or in the absence of such designation, by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence, the chairman of the meeting may appoint any person to act as secretary of the meeting. The chairman of any meeting of the shareholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of business.

Section 1.8 Voting. (a) The shareholders entitled to vote at any meeting of shareholders shall be determined in accordance with the provisions of Section 1.11 of these Bylaws, subject to the provisions of Sections 217 and 218 of the Delaware General Corporation Law (relating to voting rights of fiduciaries, pledgors and joint owners of stock and to voting trusts and other voting agreements).

(b) Beginning with the 2014 annual meeting of shareholders, except as may be otherwise provided in the Certificate of Incorporation or in these Bylaws, or as may be otherwise required by applicable law: (i) in all matters other than the election of Directors, the affirmative vote of the holders of shares representing a majority of the votes present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the shareholders; (ii) each Director shall be elected to the Board of Directors if the votes cast for such nominee’s election exceed the votes cast against such nominee’s election; provided, however, that the Directors shall be elected by a plurality of the votes cast at any meeting of shareholders for which (x) the Secretary of the Corporation receives a notice that a shareholder has nominated a person for election to the Board of Directors in compliance with the advance notice requirements for shareholder nominees for Director set forth in Section 1.1 of these Bylaws and (y) such nomination has not been withdrawn by such shareholder on or prior to the tenth day preceding the date the Corporation first mails its notice of meeting for such meeting of Shareholders; and (iii) where a separate vote by a class or series is required, other than with respect to the election of Directors, the affirmative vote of the holders of shares of such class or series representing a majority of the votes present in person or represented by proxy at the meeting shall be the act of such class or series.

(c) Voting at meetings of shareholders need not be by written ballot and need not be conducted by inspectors of election unless so required by Section 1.10 of these Bylaws or so determined by the holders of stock having a majority of the votes which could be cast by the holders of all outstanding stock entitled to vote which are present in person or represented by proxy at such meeting.

(d) Stock of the Corporation belonging to the Corporation, or to another Corporation, a majority of the shares entitled to vote in the election of Directors of which are held by the Corporation, shall not be voted at any meeting of shareholders and shall not be counted in the total number of outstanding shares for the purpose of determining whether a quorum is present. Nothing in this Section 1.8 shall limit the right of the Corporation to vote shares of stock of the Corporation held by it in a fiduciary capacity.

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Section 1.9 (a) Each shareholder entitled to vote at a meeting of shareholders may authorize another person or persons to act for such shareholder by proxy filed with the Secretary before or at the time of the meeting. No such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A shareholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing with the Secretary an instrument in writing revoking the proxy or another duly executed proxy bearing a later date.

(b) A shareholder may authorize another person or persons to act for such shareholder as proxy (i) by executing a writing authorizing such person or persons to act as such, which execution may be accomplished by such shareholder or such shareholder’s authorized officer, Director, partner, employee or agent (or, if the stock is held in a trust or estate, by a trustee, executor or administrator thereof) signing such writing or causing his or her signature to be affixed to such writing by any reasonable means, including, but not limited to, facsimile signature, or (ii) by transmitting or authorizing the transmission of a telegram, cablegram or other means of electronic transmission (a “Transmission”) to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such Transmission; provided that any such Transmission must either set forth or be submitted with information from which it can be determined that such Transmission was authorized by such shareholder.

(c) Any inspector or inspectors appointed pursuant to Section 1.10 of these Bylaws shall examine each Transmission to determine whether it is valid. If no inspector or inspectors are so appointed, the Secretary or such other person or persons as shall be appointed from time to time by the Board of Directors shall examine Transmissions to determine if they are valid. If it is determined a Transmission is valid, the person or persons making that determination shall specify the information upon which such person or persons relied. Any copy, facsimile telecommunication or other reliable reproduction of such a writing or Transmission may be substituted or used in lieu of the original writing or Transmission for any and all purposes for which the original writing or Transmission could be used; provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or Transmission.

Section 1.10 Voting Procedures and Inspectors of Elections. (a) Unless otherwise provided in the Certificate of Incorporation or required by law, the following provisions of this Section 1.10 shall apply only if and when the Corporation has a class of voting stock that is (i) listed on a national securities exchange, (ii) authorized for quotation on an interdealer quotation system of a registered national securities association or (iii) held of record by more than 2,000 shareholders.

(b) The Corporation shall, in advance of any meeting of shareholders, appoint one or more inspectors of election (individually an “inspector,” and collectively the “inspectors”) to act at such meeting and make a written report thereof. The Board of Directors may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at such meeting, the chairman of the meeting shall appoint one or more inspectors to act at the meeting. Each inspector of election, before entering upon the discharge of his duties, shall take and sign an oath to execute faithfully the duties of inspector with strict impartiality and according to the best of his ability.

(c) The inspectors shall (i) ascertain the number of shares of stock of the Corporation outstanding and the voting power of each, (ii) determine the number of shares of stock of the Corporation present in person or by proxy at such meeting and the validity of proxies and ballots, (iii) count all votes and ballots, (iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors and (v) certify their determination of the number of such shares present in person or by proxy at such meeting and their count of all votes and ballots. The inspectors may appoint or retain other persons or entities to assist them in the performance of their duties.

(d) The date and time of the opening and the closing of the polls for each matter upon which the shareholders will vote at a meeting shall be announced at such meeting. No ballots, proxies or votes, nor any revocations thereof or changes thereto, shall be accepted by the inspectors after the closing of the polls unless the Court of Chancery of the State of Delaware upon application by any shareholder shall determine otherwise.

(e) In determining the validity and counting of proxies and ballots, the inspectors shall be limited to an examination of the proxies, any envelopes submitted with such proxies, any information referred to in paragraphs (b) and (c) of Section 1.9 of these Bylaws, ballots and the regular books and records of the Corporation, except that the inspectors may consider other reliable information for the limited purpose of reconciling proxies and ballots submitted by or on behalf of banks, brokers,

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their nominees or similar persons which represent more votes than the holder of a proxy is authorized by a shareholder of record to cast or more votes than such shareholder holds of record. If the inspectors consider other reliable information for the limited purpose permitted herein, the inspectors, at the time they make their certification pursuant to paragraph (c) of this Section 1.10, shall specify the precise information considered by them, including the person or persons from whom such information was obtained, when and the means by which such information was obtained and the basis for the inspectors’ belief that such information is accurate and reliable.

Section 1.11 Fixing Date of Determination of Shareholders of Record. (a) In order that the Corporation may determine the shareholders entitled (i) to notice of or to vote at any meeting of shareholders or any adjournment thereof, (ii) to receive payment of any dividend or other distribution or allotment of any rights, (iii) to exercise any rights in respect of any change, conversion or exchange of stock or (iv) to take, receive or participate in any other action, the Board of Directors may fix a record date, which shall not be earlier than the date upon which the resolution fixing the record date is adopted by the Board of Directors and which (1) in the case of a determination of shareholders entitled to notice of or to vote at any meeting of shareholders or adjournment thereof, shall, unless otherwise required by law, be not more than 60 nor less than 10 days before the date of such meeting; and (2) in the case of any other action, shall be not more than 60 days before such action.

(b) If no record date is fixed, (i) the record date for determining shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; and (ii) the record date for determining shareholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

(c) A determination of shareholders of record entitled to notice of or to vote at a meeting of shareholders shall apply to any adjournment of the meeting, but the Board of Directors may fix a new record date for the adjourned meeting.

Section 1.12 List of Shareholders Entitled to Vote. The Secretary shall prepare, at least 10 days before every meeting of shareholders, a complete list of the shareholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address and the number of shares registered in the name of each shareholder. Such list shall be open to the examination of any shareholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any shareholder who is present. The stock ledger shall be the only evidence as to who are the shareholders entitled to examine the stock ledger or to vote in person or by proxy at any meeting of shareholders.

ARTICLE II

BOARD OF DIRECTORS

Section 2.1 Number; Qualifications. The Board of Directors shall consist of the number of Directors as provided in the Certificate of Incorporation, and no person shall serve as a Director unless he or she meets the requirements, if any, provided in the Certificate of Incorporation for service on the Board of Directors.

Section 2.2 Election; Resignation; Vacancies. (a) Subject to the provisions of the Certificate of Incorporation, at each annual meeting of shareholders, the shareholders shall elect, pursuant to the terms of the Certificate of Incorporation, the successors to the Directors whose terms expire at that meeting, and each Director shall hold office until the annual meeting at which such Director’s term expires and the election and qualification of his or her successor, or until his or her earlier death, resignation or removal. Any Director may resign at any time by giving written notice to the Chairman of the Board, if any, the Chief Executive Officer or the Secretary. Unless otherwise stated in a notice of resignation, it shall take effect when received by the officer to whom it is directed, without any need for its acceptance.

(b) Only persons who are nominated in accordance with the procedures set forth in Section 1.1 shall be eligible for election as Equity Directors (as defined in the Certificate of Incorporation).

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(c) Nominees for election as Class ~~B-1 Directors, Class B-2 Directors and Class B-3~~ B Directors (as such ~~terms are~~term is defined in the Certificate of Incorporation) shall be selected by the ~~respective~~ Class B Nominating ~~Committees~~Committee as provided in Article IV.

(d) A vacancy, howsoever occurring, in a directorship shall be filled in the manner specified in the Certificate of Incorporation.

Section 2.3 Regular Meetings. Regular meetings of the Board of Directors may be held without call or notice at such times and at such places, within or without the state of Delaware, as shall be fixed by resolution of the Board of Directors.

Section 2.4 Special Meetings. Special meetings of the Board of Directors may be called by the Chairman of the Board, the Chief Executive Officer, or a majority of the members of the Board of Directors then in office and may be held at any time, date or place, within or without the State of Delaware, as the person or persons calling the meeting shall fix. Notice of the time and place of special meetings shall be delivered personally, by telephone or by electronic transmission to each Director or sent by first-class mail or telegram, charges prepaid, addressed to each Director at that Director’s address as it is shown on the records of the Corporation. If the notice is mailed, it shall be deposited in the United States mail at least four days before the time of the holding of the meeting. If the notice is delivered personally, by telephone, by electronic transmission or by telegram, it shall be delivered personally or by telephone or to the telegraph company at least 48 hours before the time of the holding of the meeting. Any oral notice given personally or by telephone may be communicated either to the Director or to a person at the office of the Director who the person giving the notice has reason to believe will promptly communicate it to the Director. The notice need not specify the purpose or the place of the meeting, if the meeting is to be held at the principal executive office of the Corporation.

Section 2.5 Organization. Meetings of the Board of Directors shall be presided over by the Chairman of the Board or the Chief Executive Officer (in that order), or in their absence, inability or unwillingness, by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence the chairman of the meeting may appoint any person to act as secretary of the meeting. A majority of the Directors present at a meeting, whether or not they constitute a quorum, may adjourn such meeting to any other date, time or place without notice other than announcement at the meeting.

Section 2.6 Quorum; Vote Required for Action. (a) At all meetings of the Board of Directors, a majority of the whole Board of Directors shall constitute a quorum for the transaction of business. Unless the Certificate of Incorporation or these Bylaws otherwise provide, the vote of a majority of the Directors present at a meeting at which a quorum is present shall be the act of the Board of Directors. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of Directors, if any action taken is approved by at least a majority of the required quorum for that meeting.

(a) If a quorum is not present at any meeting of the Board of Directors, then the Directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

(b) Whenever notice is required to be given under any provision of the General Corporation Law of Delaware, the Certificate of Incorporation or these Bylaws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Directors, or members of a committee of Directors, need be specified in any written waiver of notice unless so required by the Certificate of Incorporation or these Bylaws.

Section 2.7 Telephonic Meetings. Directors, or any committee of Directors designated by the Board of Directors, may participate in a meeting of the Board of Directors or such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section 2.7 shall constitute presence in person at such meeting.

Section 2.8 Informal Action by Directors. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof, may be taken without a meeting if all members of the Board of Directors or such committee, as the case may be, consent thereto in writing (which may be in counterparts), and the written consent or consents are filed with the minutes of proceedings of the Board of Directors or such committee.

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Section 2.9 Reliance Upon Records. Every Director, and every member of any committee of the Board of Directors, shall, in the performance of his or her duties, be fully protected in relying in good faith upon the records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of its officers or employees, or committees of the Board of Directors, or by any other person as to matters the Director or member reasonably believes are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation, including, but not limited to, such records, information, opinions, reports or statements as to the value and amount of the assets, liabilities and/or net profits of the Corporation, or any other facts pertinent to the existence and amount of surplus or other funds from which dividends might properly be declared and paid, or with which the Corporation’s capital stock might properly be purchased or redeemed.

Section 2.10 Interested Directors. No contract or transaction between the Corporation and one or more of its Directors or officers, or between the Corporation and any other corporation, partnership, association or other organization in which one or more of its Directors or officers are Directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the Director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because such person’s or their votes are counted for such purpose if (i) the material facts as to such person’s or their relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested Directors, even though the disinterested Directors be less than a quorum; or (ii) the material facts as to such person’s or their relationship or interest and as to the contract or transaction are disclosed or are known to the shareholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the shareholders; or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof or the shareholders. Common or interested Directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

Section 2.11 Compensation. Unless otherwise restricted by the Certificate of Incorporation, the Board of Directors shall have the authority to fix the compensation of Directors. The Directors shall be paid their reasonable expenses, if any, of attendance at each meeting of the Board of Directors or a committee thereof and may be paid a fixed sum for attendance at each such meeting and an annual retainer or salary for services as a Director or committee member. No such payment shall preclude any Director from serving the Corporation in any other capacity and receiving compensation therefor.

Section 2.12 Presumption of Assent. Unless otherwise provided by the laws of the State of Delaware, a Director who is present at a meeting of the Board of Directors or of a committee thereof at which action is taken on any matter shall be presumed to have assented to the action taken unless his or her dissent shall be entered in the minutes of such meeting or unless he or she shall file his or her written dissent to such action with the person acting as secretary of such meeting before the adjournment thereof or shall forward such dissent by registered mail to the Secretary immediately after the adjournment of such meeting. Such right to dissent shall not apply to a Director who voted in favor of such action.

ARTICLE III

COMMITTEES OF THE BOARD OF DIRECTORS

Section 3.1 Committees. The Board of Directors shall have an Executive Committee, an Audit Committee, a Compensation Committee, a Nominating Committee and any additional committees it may designate from time to time by resolution passed by a majority of the whole Board of Directors, with each committee to consist of one or more of the Directors of the Corporation.

Section 3.2 Executive Committee. The Executive Committee shall consist of such number of Directors as may be elected from time to time by the Board. Whenever the Board is not in session, and subject to the provisions of applicable law, the Certificate of Incorporation or these Bylaws, the Executive Committee shall have and exercise the authority of the Board in the management of the Corporation. A majority of the Executive Committee shall constitute a quorum necessary to transact business.

Section 3.3 Audit Committee. The Audit Committee shall consist of such number of Directors (none of whom shall be an employee of the Corporation) as may be elected from time to time by the Board. The Board of Directors shall adopt a charter setting forth the responsibilities of the Audit Committee. A majority of the Audit Committee shall constitute a quorum necessary to transact business.

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Section 3.4 Compensation Committee. The Compensation Committee shall consist of such number of Directors (none of whom shall be an employee of the Corporation) as may be elected from time to time by the Board. The Compensation Committee shall oversee the compensation and benefits of the employees and management of the Corporation. A majority of the Compensation Committee shall constitute a quorum necessary to transact business.

Section 3.5 Nominating Committee. The Nominating Committee shall consist of such number of Directors as may be determined from time to time by the Board and who shall meet independence requirements of the applicable listing standards. The Committee shall review the qualifications of potential candidates for the Equity Directors and shall propose nominees for the Equity Directors who are nominated by the Board. In making their nominations, the Nominating Committee and the Board of Directors shall take into consideration applicable board of directors composition requirements of the Commodity Futures Trading Commission. Notwithstanding the foregoing, the Nominating Committee shall include the Executive Chairman & President and the Chief Executive Officer of the Corporation as nominees for Equity Directors. A majority of the Nominating Committee shall constitute a quorum necessary to transact business.

Section 3.6 Committee Governance. The Board may designate one or more Directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member. Subject to the provisions of law, any such committee, to the extent provided in the resolution of the Board or in these Bylaws, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation. Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors when required. Each committee may adopt rules for its governance not inconsistent with the provisions of these Bylaws.

ARTICLE IV

CLASS B NOMINATING ~~COMMITTEES~~COMMITTEE

Section 4.1 Class B Nominating Committees. ~~The holders of shares of Class B-1 Common Stock; Class B-2 Common Stock; and Class B-3 Common Stock, shall each elect a nominating committee for their respective class (each, a “Class B Nominating Committee”). Each Class B Nominating Committee shall be composed of five members.~~ Upon effectiveness of the Fifth Amended and Restated Certificate of Incorporation, the Class B-1 nominating committee, the Class B-2 nominating committee and the Class B-3 nominating committee shall be consolidated into one nominating committee comprised of six members, two from each of the Class B-1 Nominating Committee, Class B-2 Nominating Committee and Class B-3 Nominating Committee. The initial members of the Class B Nominating Committee shall be the two members from each Class B nominating committee receiving the greatest number of votes from the Class B shareholders electing such committee at the 2014 Annual Meeting of Shareholders. In the event that one of these members cannot or will not serve on the Class B Nominating Committee, the committee member of the applicable Class B nominating committee who received the next highest number of votes from the applicable class of Class B shareholders shall be appointed to fill such vacancy. At the 2015 Annual Meeting of Shareholders, and thereafter, the Class B Nominating Committee shall be composed of six members and determined in accordance with Section 4.2

Section 4.2 Election. ~~Each Class B Nominating Committee shall nominate, by letter directed to the Chairman of the Board not later than 90 days prior to an annual meeting, candidates for election to such Committee at such annual meeting. Each Class B Nominating Committee shall nominate up to 10 candidates. Such nominations shall include, as part of or in addition to such candidates, (i) any candidate who is nominated by the holders of at least 100 shares of Class B-1 Common Stock, in the case of the Class B Nominating Committee representing such class, (ii) any candidate who is nominated by the holders of at least 100 shares of Class B-2 Common Stock, in the case of the Class B Nominating Committee representing such class, and (iii) any candidate who is nominated by the holders of at least 150 shares of Class B-3 Common Stock, in the case of the Class B Nominating Committee representing such class; provided, however, in the case of any such nominations, the nomination is submitted in writing and accompanied by a description of the proposed nominee’s qualifications and other relevant biographical information and evidence of the consent of the proposed nominee. The five nominees receiving the greatest number of votes for a particular Class B Nominating Committee shall be elected to such Committee. In the event of a vacancy, howsoever occurring, in a committee position, the candidate in the most recent election for such position who received the next highest number of votes to the last person currently~~

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APPENDIX D(ii) (CONTINUED)

~~serving shall be named to fill such vacancy.~~ In connection with the 2015 Annual Meeting of Shareholders, and thereafter, the Class B Nominating Committee shall nominate, by letter directed to the Chairman of the Board not later than 90 days prior to an annual meeting, candidates for election to such committee at such annual meeting, as follows: the representatives of the Class B-1 shareholders (the “Class B-1 Representatives”), the Class B-2 shareholders (the “Class B-2 Representatives), and the Class B-3 shareholders (the “Class B-3 Representatives”) on the Class B Nominating Committee shall each nominate up to four candidates, each of which must be the owner or recognized owner under the rules of Chicago Mercantile Exchange Inc. (each a “Recognized Owner”) of at least one share of the class of Class B Common Stock that elected such representatives. At each annual meeting of shareholders, the holders of Class B-1 Common Stock, Class B-2 Common Stock and Class B-3 Common Stock, voting as separate classes, shall each elect two members to the Class B Nominating Committee from among the candidates nominated by their respective representatives or nominated by the holders of their class of Class B Common Stock as provided above. Each share of Class B Common Stock shall have one vote in such elections. The two nominees from each class of Class B Common Stock receiving the greatest number of votes from the related class of Class B Common Stock shall be elected to the Class B Nominating Committee. In the event that a Class B-1 Representative, Class B-2 Representative or Class B-3 Representative cannot or will not serve on the Class B Nominating Committee or no longer qualifies as a Recognized Owner of the class of Class B Common Stock that elected such representative (in which case such representative shall no longer be entitled to serve on the Class B Nominating Committee and shall be obligated to resign therefrom), the candidate in the most recent election for such position who received the next highest number of votes to the remaining representative from the applicable class shall be named to the Class B Nominating Committee to fill such vacancy.

Section 4.3 Director Nominations. ~~Each~~ The Class B Nominating Committee shall be responsible for assessing the qualifications of candidates to serve as Class B Directors ~~to be elected by the particular class~~. Not less than 90 days but not more than 120 days prior to an annual meeting of shareholders at which ~~a~~the Class ~~B-1 Director, a Class B-2 Director or a Class B-3 Director is~~ B Directors are to be elected, the ~~applicable~~ Class B Nominating ~~Committee(s)~~Committee shall select ~~nominees for election to such directorship. Such Class B Nominating Committee(s) shall select~~ six candidates who each are the Recognized Owner of at least one share of Class B Common Stock for election as the Class B Directors, subject to the provisions of the Certificate of Incorporation~~, up to two nominees for each directorship to be filled by the applicable class of Class B Common Stock at such meeting~~. Each nominee of the Class B Nominating Committee must be approved by at least four of its members. In addition to such ~~nominee(s)~~nominees, the nominations in the proxy statement mailed to shareholders in conjunction with the annual meeting of shareholders shall include, as part of or in addition to such ~~nominee(s)~~nominees, (i) any nominee who is the Recognized Owner of at least one share of Class B-1 Common Stock and is nominated by the holders of at least 100 shares of Class B-1 Common Stock, ~~in the case of the Class B Nominating Committee representing such class,~~ (ii) any nominee who is the Recognized Owner of at least one share of Class B-2 Common Stock and is nominated by the holders of at least 100 shares of Class B-2 Common Stock, ~~in the case of the Class B Nominating Committee representing such class,~~ and (iii) any nominee who is the Recognized Owner of at least one share of Class B-3 Common Stock is nominated by the holders of at least 150 shares of Class B-3 Common Stock~~, in the case of the Class B Nominating Committee representing such class~~; provided, however, in the case of any such nominations, the nomination is submitted in writing and accompanied by a description of the proposed nominee’s qualifications, proof of eligibility, and other relevant biographical information ~~and~~, evidence of the consent of the proposed nominee and the agreement of such nominee to resign from the Board of Directors, if such person no longer is eligible to serve and is submitted to the Corporate Secretary no later than ten days from the date of the announcement of the last Class B ~~nominees~~Nominating Committee nominee. All nominees shall meet the requirements, if any, in the Certificate of Incorporation, in these Bylaws ~~or~~, in the Consolidated Rules of the Exchange or in the Corporate Governance Principles established by the Board of Directors from time to time for service on the Board of Directors. ~~No Nominee shall be a candidate for more than one directorship~~. If a nominee withdraws, dies, becomes incapacitated or disqualified to serve, the ~~applicable~~ Class B Nominating Committee shall, as quickly as practicable, submit a new nominee to the Chairman of the Board. ~~Each~~The Class B Nominating Committee shall submit its nominee(s) in writing to the Chairman of the Board. Such writing shall set forth as to each nominee for election or re-election as a Director: (1) the name, age, business address and residence address of such person, (2) the principal occupation or employment of such person, (3) the class and number of shares of stock of the Corporation which are owned (or, under the rules of the Corporation, would be recognized as a permitted transferee), and (4) such person’s written consent to serving as a Director if elected. A nominee may be disqualified if the nominee does not abide by the proxy rules and regulations under Section 14(a) of the Securities Exchange Act of 1934 and the rules established by the Corporation. In the event that any Class B Director is no longer a Recognized Owner of Class B Common Stock, that Class B Director shall immediately resign.

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APPENDIX D(ii) (CONTINUED)

ARTICLE V

BOARD OFFICERS; EXECUTIVE OFFICERS

Section 5.1 Board Officers; Executive Officers; Election; Qualification; Term of Office. The Board of Directors shall elect from among its members a Chairman of the Board. The Board of Directors shall also elect a Chief Executive Officer, a President, a Secretary and such other additional executive officers with such titles as the Board of Directors shall determine. The Board of Directors shall also have the authority to elect a Lead Director with the responsibilities set forth in the Corporation’s Corporate Governance Principles. Any number of offices may be held by the same person. Each Board officer and executive officer of the Corporation shall hold office until his or her successor is elected and qualified or until his or her earlier death, resignation or removal.

Section 5.2 Resignation; Removal; Vacancies. Any Board officer or executive officer of the Corporation may resign at any time by giving written notice to the Chairman of the Board, the Chief Executive Officer or the Secretary. Unless otherwise stated in a notice of resignation, it shall take effect when received by the Board officer or executive officer to whom it is directed, without any need for its acceptance. Any resignation is without prejudice to the rights, if any, of the Corporation under any contract to which such officer is a party. The Board of Directors may remove any Board officer or executive officer with or without cause at any time by an affirmative vote of the majority of the Board of Directors, but such removal shall be without prejudice to the contractual rights, if any, of such officer with the Corporation. A vacancy occurring in any Board or executive office of the Corporation may be filled for the unexpired portion of the term thereof by the Board of Directors at any regular or special meeting.

Section 5.3 Powers and Duties of Board Officers and Executive Officers. The Board officers and executive officers of the Corporation shall have such powers and duties in the management of the Corporation as may be prescribed by the Board of Directors and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the Board of Directors. The Board of Directors may require any officer, agent or employee to give security for the faithful performance of his or her duties.

ARTICLE VI

STOCK CERTIFICATES AND TRANSFERS

Section 6.1 Certificates; Uncertificated Shares. The shares of the Corporation’s stock shall be represented either by book entries on the Corporation’s books, if authorized by the Board of Directors, or by certificates signed by, or in the name of the Corporation by its Chairman of the Board, a Vice Chairman of the Board, its Chief Executive Officer, its President or a Managing Director, and may be countersigned by its Secretary or an Assistant Secretary, certifying the number of shares owned by such shareholder in the Corporation. Any of or all the signatures on a certificate may be facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such officer, transfer agent or registrar continued to be such at the date of issue. Upon the request of the registered owner of uncertificated shares, the Chief Executive Officer or his designee shall send to the registered owner a certificate representing such shares.

In the case of uncertificated shares, within a reasonable time after the issuance or transfer thereof, the Chief Executive Officer or his designee shall send to the registered owner of shares of Common Stock of the Corporation a written notice containing (i) (A) a full statement of the designations, relative rights, preferences and limitations of the shares of the class and series issued or transferred, so far as the same have been determined and the authority of the Board of Directors to divide the shares into classes or series and to determine and change the relative rights, preferences and limitations of any class or series; or (B) a declaration that the Corporation will furnish to the shareholder, upon request and without charge, a statement containing the information described in the preceding clause (A); (ii) a statement that the Corporation is organized under the laws of the State of Delaware; (iii) the name of the person to whom the uncertificated shares have been issued or transferred; (iv) the number and class of shares, and the designation of the series, if any, to which such notice applies; and (v) any restrictions on transfer of the shares, in accordance with Section 202 of the Delaware General Corporation Law. The notice referred to in the preceding sentence shall also contain the following statement: “This notice is merely a record of the rights of the addressee as of the time of its issuance. Delivery of this statement, of itself, confers no rights on the recipient. This notice is neither a negotiable instrument nor a security.”

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APPENDIX D(ii) (CONTINUED)

Section 6.2 Lost, Stolen or Destroyed Certificates; Issuance of New Certificates. The Corporation may issue a new certificate for stock in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or such shareholder’s legal representative, to indemnify the Corporation and/or to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

Section 6.3 Transfers of Stock. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for stock of the Corporation duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer or, if the relevant stock certificate is claimed to have been lost, stolen or destroyed, upon compliance with the provisions of Section 6.2 of these Bylaws, and upon payment of applicable taxes with respect to such transfer, and in compliance with the transfer restrictions applicable to such shares under the Certificate of Incorporation, these Bylaws or rules of the Corporation and any other applicable transfer restrictions of which the Corporation shall have notice, the Corporation shall issue a new certificate or certificates for such stock to the person entitled thereto, cancel the old certificate and record the transaction upon its books. Transfers of stock shall be made only on the books of the Corporation by the registered holder thereof or by such holder’s attorney or successor duly authorized as evidenced by documents filed with the Secretary. Whenever any transfer of stock shall be made for collateral security, and not absolutely, it shall be so expressed in the entry of transfer if, when the certificate or certificates representing such stock are presented to the Corporation for transfer, both the transferor and transferee request the Corporation to do so.

Section 6.4 Transfers of Uncertificated Stock. Except as otherwise required by law, uncertificated shares of the Corporation’s stock shall be transferable in the manner prescribed in these Bylaws. Transfers of uncertificated stock shall be made on the books of the Corporation only by the person then registered on the books of the Corporation as the owner of such shares or by such person’s attorney lawfully constituted in writing and written instruction to the Corporation containing the following information: (i) the class of shares, and the designation of the series, if any, to which such notice applies; (ii) the number of shares transferred; and (iii) the name, address and taxpayer identification number, if any, of the party to whom the shares have been transferred and who, as a result of such transfer, is to become the new registered owner of the shares. No transfer of uncertificated stock shall be valid as against the Corporation for any purpose until it shall have been entered in the stock records of the Corporation by an entry showing from and to whom transferred.

Section 6.5 Special Designation on Certificates. The designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in Section 202 of the General Corporation Law of Delaware, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock a statement that the Corporation will furnish without charge to each shareholder who so requests the powers, designations, preferences, and the relative, participating, optional or other special rights of each class of stock, or series thereof, and the qualifications limitations or restrictions of such preferences and/or rights.

Section 6.6 Stock Transfer Agreements. Subject to the provisions of the Certificate of Incorporation, the Corporation shall have power to enter into and perform any agreement with any number of shareholders of any one or more classes, or series thereof, of stock of the Corporation to restrict the transfer of such shares owned by such shareholders in any manner not prohibited by the General Corporation Law of Delaware.

Section 6.7 Registered Shareholders. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner, shall be entitled to hold liable for calls and assessments the person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

Section 6.8 Other Regulations. The issue, transfer, conversion and registration of stock certificates shall be governed by such other regulations as the Board of Directors may establish.

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APPENDIX D(ii) (CONTINUED)

ARTICLE VII

NOTICES

Section 7.1 Manner of Notice. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, whenever notice is required to be given to any shareholder, Director or member of any committee of the Board of Directors, such notice may be given by personal delivery or by depositing it, in a sealed envelope, in the United States mails, first class, postage prepaid, addressed, or by transmitting it via telecopier, to such shareholder, Director or member, either at the address of such shareholder, Director or member as it appears on the records of the Corporation or, in the case of such a Director or member, at his or her business address; and such notice shall be deemed to be given at the time when it is thus personally delivered, deposited or transmitted, as the case may be. Such requirement for notice shall also be deemed satisfied, except in the case of shareholder meetings, if actual notice is received orally or by other writing by the person entitled thereto as far in advance of the event with respect to which notice is being given as the minimum notice period required by law or these Bylaws.

Section 7.2 Dispensation with Notice. (a) Whenever notice is required to be given by law, the Certificate of Incorporation or these Bylaws to any shareholder to whom (i) notice of two consecutive annual meetings of shareholders, and all notices of meetings of shareholders or (ii) all, and at least two, payments (if sent by first class mail) of dividends or interest on securities of the Corporation during a 12-month period, have been mailed addressed to such shareholder at the address of such shareholder as shown on the records of the Corporation and have been returned undeliverable, the giving of such notice to such shareholder shall not be required. Any action or meeting which shall be taken or held without notice to such shareholder shall have the same force and effect as if such notice had been duly given. If any such shareholder shall deliver to the Corporation a written notice setting forth the then current address of such shareholder, the requirement that notice be given to such shareholder shall be reinstated.

(b) Whenever notice is required to be given by law, the Certificate of Incorporation or these Bylaws to any person with whom communication is unlawful, the giving of such notice to such person shall not be required, and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given.

Section 7.3 Waiver of Notice. Any written waiver of notice, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of any regular or special meeting of the shareholders, Directors, or members of a committee of Directors need be specified in any written waiver of notice.

ARTICLE VIII

INDEMNIFICATION

Section 8.1 Right to Indemnification. In addition and subject to the indemnification provisions contained in the Certificate of Incorporation, and subject to applicable law, the following Sections of this Article VIII shall apply with respect to any person subject to the indemnification provisions of the Corporation. For purposes of the right to indemnification granted under the Certificate of Incorporation and these Bylaws, the term “officer” shall be as defined in Rule 16a-1(f) promulgated under the Exchange Act, as determined by the Board of Directors or a committee thereof.

Section 8.2 Prepayment of Expenses. The Corporation may pay or reimburse the reasonable expenses incurred in defending any proceeding in advance of its final disposition if the Corporation has received in advance an undertaking by the person receiving such payment or reimbursement to repay all amounts advanced if it should be ultimately determined that he or she is not entitled to be indemnified under this Article VIII or otherwise. The Corporation may require security for any such undertaking.

Section 8.3 Claims. If a claim for indemnification or payment of expenses under this Article VII is not paid in full within 60 days after a written claim therefor has been received by the Corporation, the claimant may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. In any such

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APPENDIX D(ii) (CONTINUED)

action the Corporation shall have the burden of proving that the claimant was not entitled to the requested indemnification or payment of expenses under applicable law.

Section 8.4 Non-Exclusivity of Rights. The rights conferred on any person by this Article VIII shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, these Bylaws, agreement, vote of shareholders or disinterested Directors or otherwise.

Section 8.5 Other Indemnification. The Corporation’s obligation, if any, to indemnify any person who was or is serving at its request as a Director, officer, employee, partner or agent of another corporation, partnership, joint venture or other enterprise shall be reduced by any amount such person may collect as indemnification from such other corporation, partnership, joint venture or other enterprise.

Section 8.6 Amendment or Repeal. Any repeal or modification of the foregoing provisions of this Article VIII shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

ARTICLE IX

GENERAL

Section 9.1 Form of Records. Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or be in the form of, magnetic tape, diskette, photographs, microphotographs, or any other information storage device, provided that the records so kept can be converted into clearly legible form within a reasonable time. The Corporation shall so convert any records so kept upon the request of any person entitled to inspect the same.

Section 9.2 Execution of Corporate Contracts and Instruments. The Board of Directors, except as otherwise provided in these Bylaws, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the Corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the Board of Directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

Section 9.3 Severability. If any provision of these Bylaws shall be held to be invalid, illegal, unenforceable or in conflict with the provisions of the Corporation’s Certificate of Incorporation, then such provision shall nonetheless be enforced to the maximum extent possible consistent with such holding and the remaining provisions of these Bylaws (including without limitation, all portions of any Section of these Bylaws containing any such provision held to be invalid, illegal, unenforceable or in conflict with the Certificate of Incorporation, that are not themselves invalid, illegal, unenforceable or in conflict with the Certificate of Incorporation) shall remain in full force and effect.

Section 9.4 Construction; Definitions. Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the General Corporation Law of Delaware shall govern the construction of these Bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term “person” includes both a corporation and a natural person.

Section 9.5 Dividends. The Board of Directors, subject to any restrictions contained in the General Corporation Law of Delaware or the Certificate of Incorporation, may declare and pay dividends upon the shares of its capital stock. Dividends may be paid only in cash or in property. The Board of Directors may set apart out of any of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve. Such purposes shall include, but not be limited to, equalizing dividends, repairing or maintaining any property of the Corporation, and meeting contingencies.

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APPENDIX E(i)

~~FOURTH~~FIFTH AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

CME GROUP INC.

CME Group Inc. (hereinafter referred to as the “Corporation”), which was originally incorporated in the State of Delaware on August 2, 2001 under the name Chicago Mercantile Exchange Holdings Inc., hereby certifies that this ~~Fourth~~Fifth Amended and Restated Certificate of Incorporation was duly adopted in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware. This ~~Fourth~~Fifth Amended and Restated Certificate of Incorporation amends, restates and integrates the provisions of the Corporation’s ~~third~~fourth amended and restated certificate of incorporation as hereby amended. The text of the ~~third~~fourth amended and restated certificate of incorporation as heretofore amended is hereby restated to read in its entirety as follows:

ARTICLE ONE: The name of the corporation is CME Group Inc.

ARTICLE TWO: The address of the corporation’s registered office in the State of Delaware is 1209 Orange Street, City of Wilmington, County of New Castle, Delaware 19801. The name of the corporation’s registered agent at such address is The Corporation Trust Company.

ARTICLE THREE: The purpose of the corporation shall be to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware, as set forth in Title 8 of the Delaware code (the “DGCL”).

ARTICLE FOUR: The total number of shares of all classes of capital stock that the corporation is authorized to issue is 1,010,003,138 shares, of which:

10,000,000 shares shall be shares of Preferred Stock, par value $.01 per share (the “Preferred Stock”);

1,000,000,000 shares shall be shares of Class A Common Stock, par value $.01 per share (the “Class A Common Stock”);

625 shares shall be shares of Class B-1 Common Stock, par value $.01 per share (the “Class B-1 Common Stock”);

813 shares shall be shares of Class B-2 Common Stock, par value $.01 per share (the “Class B-2 Common Stock”);

1,287 shares shall be shares of Class B-3 Common Stock, par value $.01 per share (the “Class B-3 Common Stock”); and

413 shares shall be shares of Class B-4 Common Stock, par value $.01 per share (the “Class B-4 Common Stock”).

The term “Class B Common Stock” shall mean, collectively, Class B-1 Common Stock, Class B-2 Common Stock, Class B-3 Common Stock and Class B-4 Common Stock. The term “Common Stock” shall mean, collectively, the Class A Common Stock and the Class B Common Stock. The designations, voting powers, optional or other special rights and the qualifications, limitations or restrictions thereof, of the above classes shall be as follows:

DIVISION A

PREFERRED STOCK

The rights, preferences and privileges and qualifications, limitations and restrictions granted to and imposed on the shares of Preferred Stock of the corporation shall be as set forth below in this Division A.

Shares of Preferred Stock may be issued in one or more series at such time or times, and for such consideration or considerations, as the board of directors shall determine. The board of directors is hereby authorized to fix, state and establish, in the resolution or resolutions providing for the issuance of any wholly unissued series of Preferred Stock, the relative powers, rights, designations, preferences, qualifications, limitations and restrictions of such series in relation to any other series of Preferred Stock at the time outstanding. The board of directors is also expressly authorized to fix the number of shares of each such series, but not below the number of shares thereof then outstanding. The authority of the board of directors with respect to each series of Preferred Stock shall include (without limitation) the determination of the following:

(a) the dividend rate on the shares of such series, whether dividends shall be cumulative, and, if so, from which date or dates, and the rights of priority, if any, with respect to the payment of dividends on the shares of such series relative to other series of Preferred Stock or classes of stock;

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APPENDIX E(i) (CONTINUED)

(b) whether the shares of such series shall have voting rights (other than the voting rights provided by law) and, if so, the terms and extent of such voting rights;

(c) whether the shares of such series shall have conversion privileges, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate upon the occurrence of such events as the board of directors may prescribe;

(d) whether the shares of such series shall be subject to redemption by the corporation or at the request of the holder(s) thereof, and, if so, the terms and conditions of any such redemption;

(e) the rights of the shares of such series in the event of voluntary or involuntary liquidation, dissolution or winding up of the corporation, and the rights of priority, if any, with respect to the distribution of assets on the shares of such series relative to other series of Preferred Stock or classes of stock; and

(f) any other preferences, privileges and powers, and relative, participating, optional or other special rights, and qualifications, limitations or restrictions of such series, as the board of directors may deem advisable and as shall not be inconsistent with the provisions of this Certificate of Incorporation, as the same may be amended from time to time.

DIVISION B

COMMON STOCK

SUBDIVISON 1. GENERAL PROVISIONS

The rights, preferences and privileges, and qualifications, limitations and restrictions granted to and imposed on the classes of Common Stock shall be as set forth in this Division B.

SECTION 1. DEFINITIONS.

In addition to the terms defined elsewhere, the following terms shall have the respective meanings set forth below:

“Core Rights” shall mean:

(1) the divisional product allocation rules applicable to each membership class as set forth in the rules of the Exchange;

(2) the trading floor access rights and privileges granted to members of the Exchange;

(3) the number of authorized and issued shares of any class of Class B Common Stock; or

(4) the eligibility requirements for any Person to exercise any of the trading rights or privileges of members in the Exchange.

“Exchange” shall mean Chicago Mercantile Exchange Inc., a subsidiary of the corporation.

“Person” shall mean any individual, corporation, partnership, trust or other entity.

“CBOT” shall mean Board of Trade of the City of Chicago, Inc., a subsidiary of the corporation.

A “Transfer” (and the related term “Transferred”) shall mean any sale, pledge, gift, assignment or other transfer of any ownership in any share of Class B Common Stock.

SECTION 2. GENERAL.

Except as otherwise set forth in this Division B, the relative powers, preferences and participating, optional or other special rights, and the qualifications, limitations or restrictions of each class of Common Stock shall be identical in all respects.

SECTION 3. DIVIDENDS.

Subject to the rights of the holders of Preferred Stock, holders of Common Stock shall be entitled to receive such dividends and other distributions in cash, stock of any corporation or property of the corporation as may be declared thereon by the board of directors from time to time out of assets or funds of the corporation legally available therefore, and shall share equally on a per share basis in all such dividends and other distributions.

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APPENDIX E(i) (CONTINUED)

SECTION 4. VOTING RIGHTS.

Subject to the rights of holders of Class B Common Stock set forth in this Division B at every meeting of the shareholders of the corporation in connection with the election of Equity Directors (as defined below) and all other matters submitted to a vote of shareholders, every holder of Common Stock shall be entitled to one vote in person or by proxy for each share of Common Stock registered in his or her name on the transfer books of the corporation. Except as otherwise required by law or by this Division B, the holders of each class of Common Stock shall vote together as a single class, subject to any right that may be conferred upon holders of Preferred Stock to vote together with holders of Common Stock on all matters submitted to a vote of shareholders of the corporation.

SECTION 5. LIQUIDATION RIGHTS.

Upon the liquidation, dissolution or winding up of the corporation, holders of Common Stock shall be entitled to receive any amounts available for distribution to holders of Common Stock after the payment of, or provision for, obligations of the corporation and any preferential amounts payable to holders of any outstanding shares of Preferred Stock.

SUBDIVISION 2. CLASS B COMMON STOCK

In addition to the rights, preferences and privileges, and qualifications, limitations and restrictions granted to and imposed on the shares of Class B Common Stock of the corporation as set forth in Subdivision 1 of this Division B, the rights, preferences and privileges, and qualifications, limitations and restrictions granted to and imposed on the shares of Class B Common Stock of the corporation shall be as set forth in this Subdivision 2 of this Division B.

SECTION 1. SPECIAL VOTING RIGHTS.

In addition to the voting rights set forth in Subdivision 1 of this Division B, the holders of shares of Class B Common Stock shall, subject to Paragraph (c) of this Section 1, have the following additional voting rights:

(a) ELECTION OF CLASS B DIRECTORS. ~~Subject to and in accordance with Article Five, holders of shares of Class B-1 Common Stock shall have the sole right to elect three directors to the corporation’s board of directors (the “Class B-1 Directors”), and each holder of Class B-1 Common Stock shall have one vote per share in any such election. Holders of shares of Class B-2 Common Stock shall have the sole right to elect two directors to the corporation’s board of directors (the “Class B-2 Directors”), and each holder of Class B-2 Common Stock shall have one vote per share in any such election. Holders of shares of Class B-3 Common Stock shall have the sole right to elect one director to the corporation’s board of directors (the “Class B-3 Director” and together with the Class B-1 Directors and Class B-2 Directors, the “Class B Directors”), and each holder of Class B-3 Common Stock shall have one vote per share in any such election.~~ Subject to and in accordance with Article Five, effective at the 2015 Annual Meeting of Shareholders, holders of shares of Class B-1 Common Stock and Class B-2 Common Stock shall have the sole right to elect two directors to the corporation’s board of directors (the “Class B-1/B-2 Directors”). In electing each Class B-1/B-2 Director, holders of shares of Class B-1 Common Stock and Class B-2 Common Stock shall vote together as a single class, and in such a vote, holders of Class B-1 Common Stock shall be entitled to 3 votes for each share of Class B-1 Common Stock held, and holders of Class B-2 Common Stock shall be entitled to 1 vote for each share of Class B-2 Common Stock held. Holders of shares of Class B-3 Common Stock shall have the sole right to elect one director to the corporation’s board of directors (the “Class B-3 Director” and together with the Class B-1/B-2 Directors, the “Class B Directors”), and each holder of Class B-3 Common Stock shall have one vote per share in any such election.

(b) CORE RIGHTS. Any change, amendment or modification of the Core Rights or of the terms of Section 3 of this Subdivision 2 shall be submitted to a vote of the holders of the Class B Common Stock for their consideration and approval. In any such vote, holders of Class B-1 Common Stock shall be entitled to six votes for each share of Class B-1 Common Stock held, holders of Class B-2 Common Stock shall be entitled to two votes for each share of Class B-2 Common Stock held, holders of Class B-3 Common Stock shall be entitled to one vote for each share of Class B-3 Common Stock held and holders of Class B-4 Common Stock shall be entitled to one-sixth of one vote for each share of Class B-4 Common Stock held. Any such change, amendment or modification must be approved by a majority of the aggregate votes cast by the holders of the Class B Common Stock present (in person or by proxy) and voting at the meeting of holders of Class B Common Stock called for the purpose of voting on the proposed change, amendment or modification; provided that holders of at least a majority of the aggregate number of votes entitled to vote on the matter shall be present, in person or by proxy, at such meeting. The

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APPENDIX E(i) (CONTINUED)

absence of a quorum of the holders of Common Stock shall not effect the exercise by the holders of Class B Common Stock of the voting rights granted pursuant to this Paragraph (b).

(c) LIMITATION ON VOTING RIGHTS. Notwithstanding anything to the contrary contained in this Section 1 of this Subdivision 2, for so long as any Person or group of Persons acting in concert beneficially own (as defined below) 15% or more of the outstanding shares of any class of Class B Common Stock, then in any election of ~~directors elected by that class~~Class B Directors or other exercise of voting rights with respect to Core Rights or with respect to the election or removal of ~~directors~~Class B Directors elected in whole or in part by that class, such Person or group shall only be entitled to vote (or otherwise exercise voting rights with respect to) a number of shares of that class of Class B Common Stock that constitutes a percentage of the total number of shares of that class of Class B Common Stock then outstanding which is less than or equal to such Person or group’s Entitled Voting Percentage (as defined below). For the purposes hereof, a Person or group’s “Entitled Voting Percentage” at any time shall mean the percentage of the then outstanding shares of Class A Common Stock in the aggregate, beneficially owned by such Person or group at such time. For purposes of this Paragraph (c), a “beneficial owner” of Common Stock includes any Person or group of Persons who, directly or indirectly, including through any contract, arrangement, understanding, relationship or otherwise, written or oral, formal or informal, control the voting power (which includes the power to vote or to direct the voting) of such Common Stock.

SECTION 2. LIMITATION ON OWNERSHIP AND TRANSFER RESTRICTIONS.

(a) Shares of Class B Common Stock may not be Transferred at any time except as follows and subject to the following limitations:

(i) No person may own a share of Class B-1 Common Stock unless that person is recognized on the books and records of the Exchange as the owner of a CME Division membership (“CME Membership”) in the Exchange as governed by the rules of the Exchange; provided that each holder shall not be permitted to own more than one share of Class B-1 Common Stock for each CME Membership;

(ii) No person may own a share of Class B-2 Common Stock unless that person is recognized on the books and records of the Exchange as the owner of an International Monetary Market Division membership (“IMM Membership”) in the Exchange as governed by the rules of the Exchange; provided that each holder shall not be permitted to own more than one share of Class B-2 Common Stock for each IMM Membership;

(iii) No person may own a share of Class B-3 Common Stock unless that person is recognized on the books and records of the Exchange as the owner of an Index and Option Market Division membership (“IOM Membership”) in the Exchange as governed by the rules of the Exchange; provided that each holder shall not be permitted to own more than one share of Class B-3 Common Stock for each IOM Membership;

(iv) No person may own a share of Class B-4 Common Stock unless that person is recognized on the books and records of the Exchange as an owner of a Growth and Emerging Markets Division membership (“GEM Membership”) as governed by the rules of the Exchange; provided that each holder shall not be permitted to own more than one share of Class B-4 Common Stock for each GEM Membership;

(b) No share of Class B-1 Common Stock may be Transferred other than in connection with the Transfer of a CME Membership made in accordance with the rules of the Exchange; provided that no more than one share of Class B-1 Common Stock may be Transferred with a CME Membership;

(c) No share of Class B-2 Common Stock may be Transferred other than in connection with the Transfer of an IMM Membership made in accordance with the rules of the Exchange; provided that no more than one share of Class B-2 Common Stock may be Transferred with an IMM Membership;

(d) No share of Class B-3 Common Stock may be Transferred other than in connection with the Transfer of an IOM Membership made in accordance with the rules of the Exchange; provided that no more than one share of Class B-3 Common Stock may be Transferred with an IOM Membership;

(e) No share of Class B-4 Common Stock may be Transferred other than in connection with the Transfer of a GEM Membership made in accordance with the rules of the Exchange; provided that no more than one share of Class B-4 Common Stock may be Transferred with a GEM Membership;

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APPENDIX E(i) (CONTINUED)

(f) Every certificate for shares of Class B-1 Common Stock, Class B-2 Common Stock, Class B-3 Common Stock and Class B-4 Common Stock shall bear a legend on its face reading as follows:

“The shares of Common Stock represented by this certificate may not be Transferred to any person in connection with a Transfer that does not meet the rules of the Exchange or the terms of the Certificate of Incorporation of this corporation until the transfer restrictions applicable to the shares represented by this certificate expire, and no person who receives the shares represented by this certificate in connection with a Transfer that does not satisfy the rules of the Exchange or the terms of the Certificate of Incorporation of this corporation prior to such time is entitled to own or to be registered as the record holder of the shares of Common Stock represented by this certificate. Each holder of this certificate, by accepting the certificate, accepts and agrees to all of the foregoing.”

(g) Except as permitted by this Section 2 of this Subdivision 2, any proposed Transfer of shares of Class B-1 Common Stock, Class B-2 Common Stock, Class B-3 Common Stock or Class B-4 Common Stock shall be void.

SECTION 3. COMMITMENT TO MAINTAIN FLOOR TRADING.

The corporation shall cause the Exchange, (i) as long as an open outcry market is liquid (as defined below), to maintain for such open outcry market a facility for conducting business, for the dissemination of price information, for clearing and delivery and (ii) to provide reasonable financial support (consistent with the calendar year 1999 budget levels established by Chicago Mercantile Exchange, an Illinois not-for-profit corporation, the predecessor of the Exchange) for technology, marketing and research for open outcry markets. If an open outcry market is not liquid, as determined by the board of directors, the board may determine, in its sole discretion, whether such obligations will continue, and for how long, in respect of such market. For purposes of this Section, an open outcry market will be deemed “liquid” if it meets any of the following tests on a quarterly basis:

(a) if a comparable exchange-traded product exists, including electronic trading at the Exchange, the Exchange’s open outcry market has maintained at least 30% of the average daily volume of such comparable product (including, for calculation purposes, volume from exchange-for-physical transactions in such open outcry market); or

(b) if a comparable exchange-traded product exists and the product trades exclusively by open outcry at the Exchange, the Exchange’s open outcry market has maintained at least 30% of the open interest of such comparable product; or

(c) if no comparable exchange-traded product exists, the open outcry market has maintained at least 40% of the average quarterly volume in that market during 1999 at Chicago Mercantile Exchange, an Illinois not-for-profit corporation, the predecessor of the Exchange (including, for calculation purposes, volume from exchange-for-physical transactions in such open outcry market); or

(d) if no comparable exchange-traded product exists and the product trades exclusively by open outcry, the open outcry market has maintained at least 40% of the average open interest in that market during 1999 at Chicago Mercantile Exchange, an Illinois not-for-profit corporation, the predecessor of the Exchange.

ARTICLE FIVE:

(A) Subject to Article Four, Division B, Subdivision 2, Section 1(a) of this Certificate of Incorporation, the number of directors that shall constitute the whole board of directors of the corporation shall be fixed exclusively by one or more resolutions adopted by the board of directors of the corporation, which number shall be no more than 30. As of the time of acceptance by the Delaware Secretary of State of the filing of this ~~Fourth~~Fifth Amended and Restated Certificate of Incorporation (the “Effective Time”), the board of directors of the corporation shall consist of ~~30~~24 members, including ~~24~~18 directors that are not Class BB-1/B-2 Directors, Class B-3 Directors or directors elected solely by holders of shares of Class B-1 Common Stock or Class B-2 Common Stock under the fourth amended and restated certificate of incorporation (the “Equity Directors”)~~,~~; three directors elected solely by holders of shares of Class B-1 ~~Directors, two~~Common Stock under the fourth amended and restated certificate of incorporation; two directors elected solely by holders of shares of Class B-2 ~~Directors~~Common Stock under the fourth amended and restated certificate of incorporation; and one Class B-3 Director. Class B-1/B-2 Directors shall be elected in accordance with the provisions hereof from and after the 2015 Annual Meeting of Shareholders.

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APPENDIX E(i) (CONTINUED)

(B) The board of ~~directors shall remain classified until the 2014 annual meeting of shareholders. commencing with the 2012 annual meeting of the shareholders of the Corporation, (i) the directors whose terms expire at the 2012 annual meeting of shareholders shall be elected for a two year term expiring with the class of directors elected at the 2011 annual meeting of shareholders at the 2014 annual meeting of shareholders, (ii) the directors whose terms expire at the 2013 annual meeting of shareholders shall be elected for a one year term expiring with the class of directors elected at the 2011 annual meeting of shareholders at the 2014 annual meeting of shareholders and (iii) from and after the 2014 annual meeting of shareholders all~~ directors shall be elected annually for terms expiring at the next succeeding annual meeting.

(C) A director shall hold office until his successor shall be elected and qualified, subject, however, to prior death, resignation, retirement, disqualification or removal from office. The annual meeting of shareholders shall be held each year on a date and at a time designated by the board of directors of the Corporation.

(D) Any vacancy on the board of directors of the corporation may be filled by a majority of the board of directors then in office and any director elected to fill such a vacancy shall have the same remaining term as that of his or her predecessor; PROVIDED, HOWEVER, that any vacancy occurring with respect to a Class B-1 Director, ~~a~~ Class B-2 Director or ~~a~~ Class B-3 Director prior to the 2015 Annual Meeting of Shareholders or Class B-1/B-2 Director or Class B-3 Director thereafter shall be filled from the candidates who lost for such position from the most recent election, with the candidates being selected to fill such vacancy in the order of the aggregate number of votes received in such previous election.

(E) No person shall be eligible for election or may serve as a Class ~~B-1 Director, a Class B-2 Director or a Class B-3~~B Director unless he or she shall own, or be recognized as the owner for the purposes of the Exchange of, at least one share of the class or classes of Class B Common Stock entitled to elect such director.

~~(F) Until the 2014 annual meeting of shareholders, a director may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of at least two thirds of the voting power of the shares entitled to elect such person as a director.~~

ARTICLE SIX: The board of directors is hereby authorized to create and issue, whether or not in connection with the issuance and sale of any of its stock or other securities or property, rights entitling the holders thereof to purchase from the corporation shares of Preferred Stock, Class A Common Stock or securities of any other corporation. The times at which and the terms upon which such rights are to be issued will be determined by the board of directors and set forth in the contracts or instruments that evidence such rights. The authority of the board of directors with respect to such rights shall include, without limitation, determination of the following:

(A) The initial purchase price per share or other unit of the stock or other securities or property to be purchased upon exercise of such rights;

(B) Provisions relating to the times at which and the circumstances under which such rights may be exercised or sold or otherwise transferred, either together with or separately from, any other stock or other securities of the corporation;

(C) Provisions which adjust the number or exercise price of such rights or amount or nature of the stock or other securities or property receivable upon exercise of such rights in the event of a combination, split or recapitalization of any stock of the corporation, a change in ownership of the corporation’s stock or other securities or a reorganization, merger, consolidation, sale of assets or other occurrence relating to the corporation or any stock of the corporation, and provisions restricting the ability of the corporation to enter into any such transaction absent an assumption by the other party or parties thereto of the obligations of the corporation under such rights;

(D) Provisions which deny the holder of a specified percentage of the outstanding stock or other securities of the corporation the right to exercise such rights and/or cause the rights held by such holder to become void;

(E) Provisions which permit the corporation to redeem or to exchange such rights; and

(F) The appointment of a rights agent with respect to such rights.

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APPENDIX E(i) (CONTINUED)

ARTICLE SEVEN:

(A) In furtherance of and not in limitation of the powers conferred by law, the board of directors is expressly authorized and empowered to adopt, amend or repeal the bylaws; PROVIDED, HOWEVER, that the bylaws may also be altered, amended or repealed by the affirmative vote of the holders of two-thirds of the voting power of the then outstanding Common Stock, voting together as a single class.

(B) Unless and except to the extent that the bylaws of the corporation shall so require, the election of directors of the corporation need not be by written ballot.

ARTICLE EIGHT: No shareholder shall have any preemptive right to subscribe to an additional issue of any class or series of the corporation’s capital stock or to any securities of the corporation convertible into such stock.

ARTICLE NINE: Notwithstanding anything contained in this Certificate of Incorporation to the contrary, the affirmative vote of at least two-thirds of the voting power of the then outstanding Common Stock, voting together as a single class, shall be required to amend, repeal or adopt any provisions inconsistent with ~~Paragraph (F) of Article Five or~~ Articles Six, Nine, Ten, Eleven, Twelve, Thirteen, Fourteen or Fifteen of this Certificate of Incorporation.

ARTICLE TEN: No director of the corporation shall be personally liable to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the corporation or its shareholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL, or (iv) for any transaction from which the director derived an improper personal benefit. Any amendment or repeal of this Article by the shareholders shall not adversely affect any right or protection of a director of the corporation existing hereunder in respect of any act or omission occurring prior to such amendment or repeal.

ARTICLE ELEVEN: The corporation shall indemnify its directors and officers to the fullest extent authorized or permitted by law, as now or hereafter in effect, and such right to indemnification shall continue as to a person who has ceased to be a director or officer of the corporation and shall inure to the benefit of his or her heirs, executors and personal and legal representatives; PROVIDED, HOWEVER, that, except for proceedings to enforce rights to indemnification, the corporation shall not be obligated to indemnify any director or officer (or his or her heirs, executors or personal or legal representatives) in connection with a proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized or consented to by the board of directors. The right to indemnification conferred by this Article Eleven shall include the right to be paid by the corporation the expenses incurred in defending or otherwise participating in any proceeding in advance of its final disposition.

The corporation may, to the extent authorized from time to time by the board of directors, provide rights to indemnification and to the advancement of expenses to employees and agents of the corporation similar to those conferred in this Article Eleven to directors and officers of the corporation.

The rights to indemnification and to the advance of expenses conferred in this Article Eleven shall not be exclusive of any other right which any person may have or hereafter acquire under this Certificate of Incorporation, the bylaws of the corporation, any statute, agreement, vote of shareholders or disinterested directors or otherwise.

Any repeal or modification of this Article Eleven by the shareholders of the corporation shall not adversely affect any rights to indemnification and to the advancement of expenses of a director or officer of the corporation existing at the time of such repeal or modification with respect to any acts or omissions occurring prior to such repeal or modification.

ARTICLE TWELVE: In furtherance and not in limitation of the powers conferred by law or in this Certificate of Incorporation, the board of directors (and any committee of the board of directors) is expressly authorized, to the extent permitted by law, to take such action or actions as the board of directors or such committee may determine to be reasonably necessary or desirable to (A) encourage any person to enter into negotiations with the board of directors and management of the corporation with respect to any transaction which may result in a change in control of the corporation which is proposed or initiated by such Person or (B) contest or oppose any such transaction which the board of directors or such committee determines to be unfair, abusive or otherwise undesirable with respect to the corporation and its business, assets or properties or the shareholders of the corporation, including, without limitation, the adoption of such plans or the issuance of such rights, options, capital stock, notes, debentures or other evidences of indebtedness or other securities of the corporation, which rights, options, capital stock, notes, debentures or other evidences of indebtedness and other securities (i) may be exchangeable for or convertible into cash or other securities

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APPENDIX E(i) (CONTINUED)

on such terms and conditions as may be determined by the board of directors or such committee and (ii) may provide for the treatment of any holder or class of holders thereof designated by the board of directors or any such committee in respect of the terms, conditions, provisions and rights of such securities which is different from, and unequal to, the terms, conditions, provisions and rights applicable to all other holders thereof.

ARTICLE THIRTEEN: No action required to, or which may, be taken at an annual or special meeting of shareholders of the corporation may be taken without a meeting, and the power of the shareholders of the corporation to act by written consent, whether pursuant to Section 228 of the DGCL or otherwise, is specifically denied.

ARTICLE FOURTEEN: Special meetings of the shareholders, for any purpose or purposes, unless otherwise prescribed by statute or by this Certificate of Incorporation, may be called by the Chairman of the Board, in his discretion, and shall be called by the Chairman of the Board or the Secretary at the request in writing of a majority of the directors then holding office. Any such written request shall state the purpose or purposes of the proposed meeting.

ARTICLE FIFTEEN: The corporation shall, and shall cause each of the Exchange and CBOT and their respective successors and successors-in-interest to, (i) grant to each holder of a CME Membership and each holder of a Series B-1 membership in CBOT all trading rights and privileges for all new products first made available after the effective time of the merger of CBOT Holdings, Inc. with and into the corporation, pursuant to that certain Agreement and Plan of Merger, dated as of October 17, 2006, as amended, among the corporation, CBOT Holdings, Inc. and the CBOT (the “Merger Effective Time”) and traded on the open outcry exchange system of the Exchange or CBOT or any electronic trading system maintained by the Exchange or CBOT or any of their respective successors or successors-in-interest; (ii) prohibit the Exchange and any of its successors or successors-in-interest from trading products that, as of the Merger Effective Time, were traded on CBOT’s open outcry exchange system or any electronic trading system maintained by CBOT; and (iii) prohibit CBOT and any of its successors or successors-in-interest from trading products that, as of the Merger Effective Time, were traded on the Exchange’s open outcry exchange system or any electronic trading system maintained by the Exchange. The board of directors of the corporation shall, and shall cause the Exchange and CBOT to, enforce these requirements. Other members of CBOT shall have such trading rights and privileges for new products first made available after the Merger Effective Time and traded on the open outcry exchange system of the Exchange or CBOT or any electronic trading system maintained by the Exchange or CBOT or any of their respective successors or successors-in-interests as determined by the board of directors of the corporation in its sole discretion.

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APPENDIX E(ii)

~~TENTH~~ELEVENTH AMENDED AND RESTATED BYLAWS

OF

CME GROUP INC.

Approved as of ~~April 17~~         , ~~2013~~2014

ARTICLE I

SHAREHOLDERS’ MEETINGS

Section 1.1 Annual Meetings. (a) The annual meetings of shareholders shall be held on such date, at such time and at such place, either within or without the state of Delaware, as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting.

(b) Nominations of persons for election to the Board of Directors as Equity Directors (as defined in the Certificate of Incorporation) and the proposal of other business to be considered by the shareholders may be made at an annual meeting of shareholders (i) pursuant to the Corporation’s notice of meeting, (ii) by or at the direction of the Board of Directors or (iii) by any shareholder of the Corporation who (1) was ~~at~~a shareholder of record at the time of giving of notice provided for in this Bylaw and at the time of the annual meeting, (2) is entitled to vote at the meeting and (3) complies with the notice procedures set forth in this Bylaw as to such business or nomination; clause (iii) shall be the exclusive means for a shareholder to make nominations or submit other business (other than matters brought under Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and included in the Corporation’s notice of meeting) before an annual meeting of shareholders.

(c) Without qualification, for any Equity Director nominations or any other business to be properly brought before an annual meeting by a shareholder pursuant to Section 1.1(b)(iii) of this Bylaw, the shareholder must have given timely notice thereof in writing to the Secretary and such other business must otherwise be a proper matter for shareholder action. To be timely, a shareholder’s notice shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the shareholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to the date of such annual meeting and not later than the close of business on the later of the 90th day prior to the date of such annual meeting or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which public announcement of the date of such meeting is first made by the Corporation. In no event shall any adjournment or postponement of an annual meeting or the announcement thereof commence a new time period for the giving of a shareholder’s notice as described above. To be in proper form, a shareholder’s notice (whether given pursuant to this Section 1.1(c) or Section 1.2) to the Secretary must: (i) set forth, as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (1) the name and address of such shareholder, as they appear on the Corporation’s books, and of such beneficial owner, if any, (2) (A) the class or series and number of shares of the Corporation which are, directly or indirectly, owned beneficially and of record by such shareholder and such beneficial owner, (B) any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the Corporation or with a value derived in whole or in part from the value of any class or series of shares of the Corporation, whether or not such instrument or right shall be subject to settlement in the underlying class or series of capital stock of the Corporation or otherwise (a “Derivative Instrument”) directly or indirectly owned beneficially by such shareholder and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the Corporation, (C) any proxy, contract, arrangement, understanding or relationship pursuant to which such shareholder has a right to vote any shares of any security of the Company, (D) any short interest in any security of the Company (for purposes of this Bylaw a person shall be deemed to have a short interest in a security if such person directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has the opportunity to profit or share in any profit derived from any decrease in the value of the subject security), (E) any rights to dividends on the shares of the Corporation owned beneficially by such shareholder that are separated or separable from the underlying shares of the

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Corporation, (F) any proportionate interest in shares of the Corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such shareholder is a general partner or, directly or indirectly, beneficially owns an interest in a general partner and (G) any performance-related fees (other than an asset-based fee) that such shareholder is entitled to based on any increase or decrease in the value of shares of the Corporation or Derivative Instruments, if any, as of the date of such notice, including without limitation any such interests held by members of such shareholder’s immediate family sharing the same household (which information shall be supplemented by such shareholder and beneficial owner, if any, not later than 10 days after the record date for the meeting to disclose such ownership as of the record date), and (3) any other information relating to such shareholder and beneficial owner, if any, that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in a contested election pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; (ii) if the notice relates to any business other than a nomination of an Equity Director or Directors that the shareholder proposes to bring before the meeting, set forth (1) a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest of such shareholder and beneficial owner, if any, in such business and (2) a description of all agreements, arrangements and understandings between such stockholder and beneficial owner, if any, and any other person or persons (including their names) in connection with the proposal of such business by such shareholder; (iii) set forth, as to each person, if any, whom the shareholder proposes to nominate for election or reelection to the Board of Directors (1) all information relating to such person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors in a contested election pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected) and (2) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among such shareholder and beneficial owner, if any, and their respective affiliates and associates, or others acting in concert therewith, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, or others acting in concert therewith, on the other hand, including, without limitation all information that would be required to be disclosed pursuant to Item 404 promulgated under Regulation S-K if the shareholder making the nomination and any beneficial owner on whose behalf the nomination is made, if any, or any affiliate or associate thereof or person acting in concert therewith, were the “registrant” for purposes of such rule and the nominee were a director or executive officer of such registrant; (iv) with respect to each nominee for election or reelection to the Board of Directors, include a completed and signed questionnaire, representation and agreement required by Section 1.3 of this Bylaw, (v) include a statement as to whether the proponent intends to appear in person or by proxy at the meeting to propose such business; and (vi) a statement as to whether the proponent intends to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding shares required to approve the proposal and/or otherwise to solicit proxies from shareholders in support of the proposal. The Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as an independent director of the Corporation or that could be material to a reasonable shareholder’s understanding of the independence, or lack thereof, of such nominee.

(d) Only such persons who are nominated in accordance with the procedures set forth in these Bylaws shall be eligible to serve as an Equity Director and only such business shall be conducted at a meeting of shareholders as shall have been brought before the meeting in accordance with the procedures set forth in these Bylaws. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, the Chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Bylaw and, if any proposed nomination or business is not in compliance with this Bylaw, to declare that such defective proposal or nomination shall be disregarded.

(e) For purposes of this Bylaw, “public announcement” shall mean disclosure in a press release reported by a national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act and the rules and regulations promulgated thereunder.

(f) Notwithstanding the foregoing provisions of this Bylaw, a shareholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Bylaw; provided,

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however, that any references in these Bylaws to the Exchange Act or the rules promulgated thereunder are not intended to and shall not limit the requirements applicable to nominations or proposals as to any other business to be considered pursuant to Section 1.1 or Section 1.2 of these Bylaws. Nothing in these Bylaws shall be deemed to affect any rights (i) of shareholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act or (ii) of the holders of any series of Preferred Stock if and to the extent provided for under law, the Certificate of Incorporation or these Bylaws.

Section 1.2 Special Meetings. Special meetings of shareholders for any purpose or purposes may be called at any time only by the Chairman of the Board or by a majority of the total number of authorized Directors. Only such business shall be conducted at a special meeting of shareholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. Nominations of persons for election to the Board of Directors as Equity Directors may be made at a special meeting of shareholders at which directors are to be elected pursuant to the Corporation’s notice of meeting (a) by or at the direction of the Board of Directors or (b) provided that the Board of Directors has determined that directors shall be elected at such meeting, by any shareholder of the Corporation who (i) is a shareholder of record at the time of giving of notice provided for in this Bylaw and at the time of the special meeting, (ii) is entitled to vote at the meeting and (iii) complies with the notice procedures set forth in these Bylaws as to such nomination. In the event the Corporation calls a special meeting of shareholders for the purpose of electing one or more directors to the Board of Directors, any such shareholder may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation’s notice of meeting, if the shareholder’s notice required by Section 1.1(c) of these Bylaws with respect to any nomination (including the completed and signed questionnaire, representation and agreement required by Section 1.3 of these Bylaws) shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the 120th day prior to the date of such special meeting and not later than the close of business on the later of the 90th day prior to the date of such special meeting or, if the first public announcement of the date of such special meeting is less than 100 days prior to the date of such special meeting, the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall any adjournment or postponement of a special meeting or the announcement thereof commence a new time period for the giving of a shareholder’s notice as described above.

Section 1.3 Submission of Questionnaire, Representation and Agreement. To be eligible to be a nominee for election or reelection as a director of the Corporation, a person must deliver (in accordance with the time periods prescribed for delivery of notice under Section 1.1 of this Bylaw) to the Secretary at the principal executive offices of the Corporation a written questionnaire with respect to the background and qualification of such person and the background of any other person or entity on whose behalf the nomination is being made (which questionnaire shall be provided by the Secretary upon written request) and a written representation and agreement (in the form provided by the Secretary upon written request) that such person (a) is not and will not become a party to (i) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Corporation or (ii) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a director of the Corporation, with such person’s fiduciary duties under applicable law, (b) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed therein, (c) in such person’s individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a director of the Corporation, and will comply with all applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the Corporation.

Section 1.4 Notice of Meetings. A written notice of each annual or special meeting of shareholders shall be given stating the place, date and time of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise provided by law, the Certificate of Incorporation or these Bylaws, such notice of meeting shall be given not less than 10 nor more than 60 days before the date of the meeting to each shareholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be given when deposited in the mail, postage prepaid, directed to the shareholder at such shareholder’s address as it appears on the records of the Corporation. An affidavit of the Secretary or an Assistant Secretary or of the transfer agent of the Corporation that the notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

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Section 1.5 Adjournments. Any annual or special meeting of shareholders may be adjourned from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the date, time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting any business may be transacted which might have been transacted at the original meeting. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each shareholder of record entitled to vote at the adjourned meeting in accordance with Section 1.4 of these Bylaws.

Section 1.6 Quorum. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, the presence in person or by proxy of the holders of stock having not less than one-third of the votes which could be cast by the holders of all outstanding stock entitled to vote at the meeting shall constitute a quorum at each meeting of shareholders. In the absence of a quorum, then either (i) the chairman of the meeting or (ii) the shareholders may, by the affirmative vote of the holders of stock having a majority of the votes which could be cast by all such holders, adjourn the meeting from time to time in the manner provided in Section 1.5 of these Bylaws until a quorum is present. If a quorum is present when a meeting is convened, the subsequent withdrawal of shareholders, even though less than a quorum remains, shall not affect the ability of the remaining shareholders lawfully to transact business.

Section 1.7 Organization. Meetings of shareholders shall be presided over by the Chairman of the Board or the Chief Executive Officer (in that order), or in their absence, inability or unwillingness, by a chairman designated by the Board of Directors, or in the absence of such designation, by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence, the chairman of the meeting may appoint any person to act as secretary of the meeting. The chairman of any meeting of the shareholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of business.

Section 1.8 Voting. (a) The shareholders entitled to vote at any meeting of shareholders shall be determined in accordance with the provisions of Section 1.11 of these Bylaws, subject to the provisions of Sections 217 and 218 of the Delaware General Corporation Law (relating to voting rights of fiduciaries, pledgors and joint owners of stock and to voting trusts and other voting agreements).

(b) Beginning with the 2014 annual meeting of shareholders, except as may be otherwise provided in the Certificate of Incorporation or in these Bylaws, or as may be otherwise required by applicable law: (i) in all matters other than the election of Directors, the affirmative vote of the holders of shares representing a majority of the votes present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the shareholders; (ii) each Director shall be elected to the Board of Directors if the votes cast for such nominee’s election exceed the votes cast against such nominee’s election; provided, however, that the Directors shall be elected by a plurality of the votes cast at any meeting of shareholders for which (x) the Secretary of the Corporation receives a notice that a shareholder has nominated a person for election to the Board of Directors in compliance with the advance notice requirements for shareholder nominees for Director set forth in Section 1.1 of these Bylaws and (y) such nomination has not been withdrawn by such shareholder on or prior to the tenth day preceding the date the Corporation first mails its notice of meeting for such meeting of Shareholders; and (iii) where a separate vote by a class or series is required, other than with respect to the election of Directors, the affirmative vote of the holders of shares of such class or series representing a majority of the votes present in person or represented by proxy at the meeting shall be the act of such class or series.

(c) Voting at meetings of shareholders need not be by written ballot and need not be conducted by inspectors of election unless so required by Section 1.10 of these Bylaws or so determined by the holders of stock having a majority of the votes which could be cast by the holders of all outstanding stock entitled to vote which are present in person or represented by proxy at such meeting.

(d) Stock of the Corporation belonging to the Corporation, or to another Corporation, a majority of the shares entitled to vote in the election of Directors of which are held by the Corporation, shall not be voted at any meeting of shareholders and shall not be counted in the total number of outstanding shares for the purpose of determining whether a quorum is present. Nothing in this Section 1.8 shall limit the right of the Corporation to vote shares of stock of the Corporation held by it in a fiduciary capacity.

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Section 1.9 Voting (a) Each shareholder entitled to vote at a meeting of shareholders may authorize another person or persons to act for such shareholder by proxy filed with the Secretary before or at the time of the meeting. No such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A shareholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing with the Secretary an instrument in writing revoking the proxy or another duly executed proxy bearing a later date.

(b) A shareholder may authorize another person or persons to act for such shareholder as proxy (i) by executing a writing authorizing such person or persons to act as such, which execution may be accomplished by such shareholder or such shareholder’s authorized officer, Director, partner, employee or agent (or, if the stock is held in a trust or estate, by a trustee, executor or administrator thereof) signing such writing or causing his or her signature to be affixed to such writing by any reasonable means, including, but not limited to, facsimile signature, or (ii) by transmitting or authorizing the transmission of a telegram, cablegram or other means of electronic transmission (a “Transmission”) to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such Transmission; provided that any such Transmission must either set forth or be submitted with information from which it can be determined that such Transmission was authorized by such shareholder.

(c) Any inspector or inspectors appointed pursuant to Section 1.10 of these Bylaws shall examine each Transmission to determine whether it is valid. If no inspector or inspectors are so appointed, the Secretary or such other person or persons as shall be appointed from time to time by the Board of Directors shall examine Transmissions to determine if they are valid. If it is determined a Transmission is valid, the person or persons making that determination shall specify the information upon which such person or persons relied. Any copy, facsimile telecommunication or other reliable reproduction of such a writing or Transmission may be substituted or used in lieu of the original writing or Transmission for any and all purposes for which the original writing or Transmission could be used; provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or Transmission.

Section 1.10 Voting Procedures and Inspectors of Elections. (a) Unless otherwise provided in the Certificate of Incorporation or required by law, the following provisions of this Section 1.10 shall apply only if and when the Corporation has a class of voting stock that is (i) listed on a national securities exchange, (ii) authorized for quotation on an interdealer quotation system of a registered national securities association or (iii) held of record by more than 2,000 shareholders.

(b) The Corporation shall, in advance of any meeting of shareholders, appoint one or more inspectors of election (individually an “inspector,” and collectively the “inspectors”) to act at such meeting and make a written report thereof. The Board of Directors may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at such meeting, the chairman of the meeting shall appoint one or more inspectors to act at the meeting. Each inspector of election, before entering upon the discharge of his duties, shall take and sign an oath to execute faithfully the duties of inspector with strict impartiality and according to the best of his ability.

(c) The inspectors shall (i) ascertain the number of shares of stock of the Corporation outstanding and the voting power of each, (ii) determine the number of shares of stock of the Corporation present in person or by proxy at such meeting and the validity of proxies and ballots, (iii) count all votes and ballots, (iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors and (v) certify their determination of the number of such shares present in person or by proxy at such meeting and their count of all votes and ballots. The inspectors may appoint or retain other persons or entities to assist them in the performance of their duties.

(d) The date and time of the opening and the closing of the polls for each matter upon which the shareholders will vote at a meeting shall be announced at such meeting. No ballots, proxies or votes, nor any revocations thereof or changes thereto, shall be accepted by the inspectors after the closing of the polls unless the Court of Chancery of the State of Delaware upon application by any shareholder shall determine otherwise.

(e) In determining the validity and counting of proxies and ballots, the inspectors shall be limited to an examination of the proxies, any envelopes submitted with such proxies, any information referred to in paragraphs (b) and (c) of Section 1.9 of these Bylaws, ballots and the regular books and records of the Corporation, except that the inspectors may consider other reliable information for the limited purpose of reconciling proxies and ballots submitted by or on behalf of banks, brokers,

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their nominees or similar persons which represent more votes than the holder of a proxy is authorized by a shareholder of record to cast or more votes than such shareholder holds of record. If the inspectors consider other reliable information for the limited purpose permitted herein, the inspectors, at the time they make their certification pursuant to paragraph (c) of this Section 1.10, shall specify the precise information considered by them, including the person or persons from whom such information was obtained, when and the means by which such information was obtained and the basis for the inspectors’ belief that such information is accurate and reliable.

Section 1.11 Fixing Date of Determination of Shareholders of Record. (a) In order that the Corporation may determine the shareholders entitled (i) to notice of or to vote at any meeting of shareholders or any adjournment thereof, (ii) to receive payment of any dividend or other distribution or allotment of any rights, (iii) to exercise any rights in respect of any change, conversion or exchange of stock or (iv) to take, receive or participate in any other action, the Board of Directors may fix a record date, which shall not be earlier than the date upon which the resolution fixing the record date is adopted by the Board of Directors and which (1) in the case of a determination of shareholders entitled to notice of or to vote at any meeting of shareholders or adjournment thereof, shall, unless otherwise required by law, be not more than 60 nor less than 10 days before the date of such meeting; and (2) in the case of any other action, shall be not more than 60 days before such action.

(b) If no record date is fixed, (i) the record date for determining shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; and (ii) the record date for determining shareholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

(c) A determination of shareholders of record entitled to notice of or to vote at a meeting of shareholders shall apply to any adjournment of the meeting, but the Board of Directors may fix a new record date for the adjourned meeting.

Section 1.12 List of Shareholders Entitled to Vote. The Secretary shall prepare, at least 10 days before every meeting of shareholders, a complete list of the shareholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address and the number of shares registered in the name of each shareholder. Such list shall be open to the examination of any shareholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any shareholder who is present. The stock ledger shall be the only evidence as to who are the shareholders entitled to examine the stock ledger or to vote in person or by proxy at any meeting of shareholders.

ARTICLE II

BOARD OF DIRECTORS

Section 2.1 Number; Qualifications. The Board of Directors shall consist of the number of Directors as provided in the Certificate of Incorporation, and no person shall serve as a Director unless he or she meets the requirements, if any, provided in the Certificate of Incorporation for service on the Board of Directors.

Section 2.2 Election; Resignation; Vacancies. (a) Subject to the provisions of the Certificate of Incorporation, at each annual meeting of shareholders, the shareholders shall elect, pursuant to the terms of the Certificate of Incorporation, the successors to the Directors whose terms expire at that meeting, and each Director shall hold office until the annual meeting at which such Director’s term expires and the election and qualification of his or her successor, or until his or her earlier death, resignation or removal. Any Director may resign at any time by giving written notice to the Chairman of the Board, if any, the Chief Executive Officer or the Secretary. Unless otherwise stated in a notice of resignation, it shall take effect when received by the officer to whom it is directed, without any need for its acceptance.

(b) Only persons who are nominated in accordance with the procedures set forth in Section 1.1 shall be eligible for election as Equity Directors (as defined in the Certificate of Incorporation).

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(c) Nominees for election as Class B-1 ~~Directors, Class~~/B-2 Directors and Class B-3 Directors (as such terms are defined in the Certificate of Incorporation) shall be selected by the respective Class B ~~Nominating Committees~~nominating committees as provided in Article IV.

(d) A vacancy, howsoever occurring, in a directorship shall be filled in the manner specified in the Certificate of Incorporation.

Section 2.3 Regular Meetings. Regular meetings of the Board of Directors may be held without call or notice at such times and at such places, within or without the state of Delaware, as shall be fixed by resolution of the Board of Directors.

Section 2.4 Special Meetings. Special meetings of the Board of Directors may be called by the Chairman of the Board, the Chief Executive Officer, or a majority of the members of the Board of Directors then in office and may be held at any time, date or place, within or without the State of Delaware, as the person or persons calling the meeting shall fix. Notice of the time and place of special meetings shall be delivered personally, by telephone or by electronic transmission to each Director or sent by first-class mail or telegram, charges prepaid, addressed to each Director at that Director’s address as it is shown on the records of the Corporation. If the notice is mailed, it shall be deposited in the United States mail at least four days before the time of the holding of the meeting. If the notice is delivered personally, by telephone, by electronic transmission or by telegram, it shall be delivered personally or by telephone or to the telegraph company at least 48 hours before the time of the holding of the meeting. Any oral notice given personally or by telephone may be communicated either to the Director or to a person at the office of the Director who the person giving the notice has reason to believe will promptly communicate it to the Director. The notice need not specify the purpose or the place of the meeting, if the meeting is to be held at the principal executive office of the Corporation.

Section 2.5 Organization. Meetings of the Board of Directors shall be presided over by the Chairman of the Board or the Chief Executive Officer (in that order), or in their absence, inability or unwillingness, by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence the chairman of the meeting may appoint any person to act as secretary of the meeting. A majority of the Directors present at a meeting, whether or not they constitute a quorum, may adjourn such meeting to any other date, time or place without notice other than announcement at the meeting.

Section 2.6 Quorum; Vote Required for Action. (a) At all meetings of the Board of Directors, a majority of the whole Board of Directors shall constitute a quorum for the transaction of business. Unless the Certificate of Incorporation or these Bylaws otherwise provide, the vote of a majority of the Directors present at a meeting at which a quorum is present shall be the act of the Board of Directors. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of Directors, if any action taken is approved by at least a majority of the required quorum for that meeting.

(a) If a quorum is not present at any meeting of the Board of Directors, then the Directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

(b) Whenever notice is required to be given under any provision of the General Corporation Law of Delaware, the Certificate of Incorporation or these Bylaws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Directors, or members of a committee of Directors, need be specified in any written waiver of notice unless so required by the Certificate of Incorporation or these Bylaws.

Section 2.7 Telephonic Meetings. Directors, or any committee of Directors designated by the Board of Directors, may participate in a meeting of the Board of Directors or such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section 2.7 shall constitute presence in person at such meeting.

Section 2.8 Informal Action by Directors. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof, may be taken without a meeting if all members of the Board of Directors or such committee, as the case may be, consent thereto in writing (which may be in counterparts), and the written consent or consents are filed with the minutes of proceedings of the Board of Directors or such committee.

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Section 2.9 Reliance Upon Records. Every Director, and every member of any committee of the Board of Directors, shall, in the performance of his or her duties, be fully protected in relying in good faith upon the records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of its officers or employees, or committees of the Board of Directors, or by any other person as to matters the Director or member reasonably believes are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation, including, but not limited to, such records, information, opinions, reports or statements as to the value and amount of the assets, liabilities and/or net profits of the Corporation, or any other facts pertinent to the existence and amount of surplus or other funds from which dividends might properly be declared and paid, or with which the Corporation’s capital stock might properly be purchased or redeemed.

Section 2.10 Interested Directors. No contract or transaction between the Corporation and one or more of its Directors or officers, or between the Corporation and any other corporation, partnership, association or other organization in which one or more of its Directors or officers are Directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the Director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because such person’s or their votes are counted for such purpose if (i) the material facts as to such person’s or their relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested Directors, even though the disinterested Directors be less than a quorum; or (ii) the material facts as to such person’s or their relationship or interest and as to the contract or transaction are disclosed or are known to the shareholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the shareholders; or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof or the shareholders. Common or interested Directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

Section 2.11 Compensation. Unless otherwise restricted by the Certificate of Incorporation, the Board of Directors shall have the authority to fix the compensation of Directors. The Directors shall be paid their reasonable expenses, if any, of attendance at each meeting of the Board of Directors or a committee thereof and may be paid a fixed sum for attendance at each such meeting and an annual retainer or salary for services as a Director or committee member. No such payment shall preclude any Director from serving the Corporation in any other capacity and receiving compensation therefor.

Section 2.12 Presumption of Assent. Unless otherwise provided by the laws of the State of Delaware, a Director who is present at a meeting of the Board of Directors or of a committee thereof at which action is taken on any matter shall be presumed to have assented to the action taken unless his or her dissent shall be entered in the minutes of such meeting or unless he or she shall file his or her written dissent to such action with the person acting as secretary of such meeting before the adjournment thereof or shall forward such dissent by registered mail to the Secretary immediately after the adjournment of such meeting. Such right to dissent shall not apply to a Director who voted in favor of such action.

ARTICLE III

COMMITTEES OF THE BOARD OF DIRECTORS

Section 3.1 Committees. The Board of Directors shall have an Executive Committee, an Audit Committee, a Compensation Committee, a Nominating Committee and any additional committees it may designate from time to time by resolution passed by a majority of the whole Board of Directors, with each committee to consist of one or more of the Directors of the Corporation.

Section 3.2 Executive Committee. The Executive Committee shall consist of such number of Directors as may be elected from time to time by the Board. Whenever the Board is not in session, and subject to the provisions of applicable law, the Certificate of Incorporation or these Bylaws, the Executive Committee shall have and exercise the authority of the Board in the management of the Corporation. A majority of the Executive Committee shall constitute a quorum necessary to transact business.

Section 3.3 Audit Committee. The Audit Committee shall consist of such number of Directors (none of whom shall be an employee of the Corporation) as may be elected from time to time by the Board. The Board of Directors shall adopt a charter setting forth the responsibilities of the Audit Committee. A majority of the Audit Committee shall constitute a quorum necessary to transact business.

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Section 3.4 Compensation Committee. The Compensation Committee shall consist of such number of Directors (none of whom shall be an employee of the Corporation) as may be elected from time to time by the Board. The Compensation Committee shall oversee the compensation and benefits of the employees and management of the Corporation. A majority of the Compensation Committee shall constitute a quorum necessary to transact business.

Section 3.5 Nominating Committee. The Nominating Committee shall consist of such number of Directors as may be determined from time to time by the Board and who shall meet independence requirements of the applicable listing standards. The Committee shall review the qualifications of potential candidates for the Equity Directors and shall propose nominees for the Equity Directors who are nominated by the Board. In making their nominations, the Nominating Committee and the Board of Directors shall take into consideration applicable board of directors composition requirements of the Commodity Futures Trading Commission. Notwithstanding the foregoing, the Nominating Committee shall include the Executive Chairman & President and the Chief Executive Officer of the Corporation as nominees for Equity Directors. A majority of the Nominating Committee shall constitute a quorum necessary to transact business.

Section 3.6 Committee Governance. The Board may designate one or more Directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member. Subject to the provisions of law, any such committee, to the extent provided in the resolution of the Board or in these Bylaws, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation. Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors when required. Each committee may adopt rules for its governance not inconsistent with the provisions of these Bylaws.

ARTICLE IV

CLASS B NOMINATING COMMITTEES

Section 4.1 Class B Nominating Committees. ~~The holders of shares of Class B-1 Common Stock; Class B-2 Common Stock; and Class B-3 Common Stock, shall each elect a nominating committee for their respective class (each, a “Class B Nominating Committee”). Each Class B Nominating Committee shall be composed of five members.~~ Upon the effectiveness of the Fifth Amended and Restated Certificate of Incorporation, the Class B-1 Nominating Committee and the Class B-2 Nominating Committee shall be consolidated into a single nominating committee composed of four members (the “Class B-1/B-2 Nominating Committee”). The initial members of the Class B-1/B-2 Nominating Committee shall be the two members from each of the Class B-1 Nominating Committee and Class B-2 Nominating Committee receiving the greatest number of votes from the Class B shareholders electing such committee at the 2014 Annual Meeting of Shareholders. In the event that one of these members cannot or will not serve on the Class B-1/B-2 Nominating Committee, the committee member of the applicable Class B nominating committee who received the next highest number of votes from the applicable class of Class B shareholders shall be appointed to fill such vacancy. The Class B-3 Nominating Committee shall be composed of five members and shall remain unchanged (the “Class B-3 Nominating Committee”). At the 2015 Annual Meeting of Shareholders and thereafter, the Class B-1/B-2 Nominating Committee and Class B-3 Nominating Committee shall be determined in accordance with Section 4.2.

Section 4.2 Election. ~~Each Class B Nominating Committee shall nominate, by letter directed to the Chairman of the Board not later than 90 days prior to an annual meeting, candidates for election to such Committee at such annual meeting. Each Class B Nominating Committee shall nominate up to 10 candidates. Such nominations shall include, as part of or in addition to such candidates, (i) any candidate who is nominated by the holders of at least 100 shares of Class B-1 Common Stock, in the case of the Class B Nominating Committee representing such class, (ii) any candidate who is nominated by the holders of at least 100 shares of Class B-2 Common Stock, in the case of the Class B Nominating Committee representing such class, and (iii) any candidate who is nominated by the holders of at least 150 shares of Class B-3 Common Stock, in the case of the Class B Nominating Committee representing such class; provided, however, in the case of any such nominations, the nomination is submitted in writing and accompanied by a description of the proposed nominee’s qualifications and other relevant biographical information and evidence of the consent of the proposed nominee. The five nominees receiving the greatest number of votes for a particular Class B Nominating Committee shall be elected to such Committee. In the event of a vacancy, howsoever occurring, in a committee position, the candidate in the most recent election for such position who received the next highest number of votes to the last person currently~~

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APPENDIX E(ii) (CONTINUED)

~~serving shall be named to fill such vacancy.~~ In connection with the 2015 Annual Meeting of Shareholders and thereafter, each Class B nominating committee shall nominate, by letter directed to the Chairman of the Board not later than 90 days prior to an annual meeting, candidates for election to such committee at such annual meeting as follows: (a) the representatives of the holders of Class B-1 Common Stock (the “Class B-1 Representatives”) shall nominate up to four candidates, each of whom must be the owner or recognized owner under the rules of the Chicago Mercantile Exchange Inc. (“Recognized Owner”) of at least one share of Class B-1 Common Stock; (b) the representatives of the holders of Class B-2 Common Stock (the “Class B-2 Representatives”) shall nominate up to four candidates, each of whom must be the Recognized Owner of at least one share of Class B-2 Common Stock; and (c) the Class B-3 Nominating Committee shall nominate up to 10 candidates, each of whom must be the Recognized Owner of at least one share of Class B-3 Common Stock. At each annual meeting of shareholders, the holders of Class B-1 Common Stock and Class B Common Stock, voting as separate classes, shall each elect two members to the Class B-1/B-2 Nominating Committee from among the candidates nominated by their respective representatives or nominated by the holders of their class of Class B Common Stock as provided above. Each share of Class B-1 Common Stock and Class B-2 Common Stock shall have one vote in such elections. The two Class B-1 Common Stock nominees and two Class B-2 Common Stock nominees receiving the greatest number of votes from the holders of the Class B-1 Common Stock and Class B-2 Common Stock, respectively, shall be elected to the Class B-1/B-2 Nominating Committee. The holders of Class B-3 Common Stock, voting as a separate class, shall elect the five members of the Class B-3 Nominating Committee. Each share of Class B-3 Common Stock shall have one vote in such election. The five Class B-3 nominees receiving the greatest number of votes from the holders of Class B-3 Common Stock shall be elected to the Class B-3 Nominating Committee. In the event that a Class B-1 Representative, Class B-2 Representative or Class B-3 Representative cannot or will not serve on such Committee or is no longer qualified as a Recognized Owner of the class of Class B Common Stock that elected such representative (in which case such representative shall no longer be entitled to serve on the applicable Class B Nominating Committee and shall be obligated to resign therefrom), the candidate in the most recent election for such position who received the next highest number of votes to the remaining representative(s) from the applicable class shall be named to fill such vacancy.

Section 4.3 Director Nominations. Each Class B ~~Nominating Committee~~nominating committee shall be responsible for assessing the qualifications of candidates to serve as Directors to be elected by the particular class or classes such committee represents. Not less than 90 days but not more than 120 days prior to an annual meeting of shareholders at which ~~a~~the Class ~~B-1 Director, a Class B-2 Director or a Class B-3 Director is~~B Directors are to be elected, the applicable Class B ~~Nominating Committee(s)~~nominating committee shall select nominees for election to such ~~directorship. Such Class B Nominating Committee(s)~~directorships as follows: (a) the Class B-1/B-2 Nominating Committee shall select, subject to the provisions of the Certificate of Incorporation, up to four nominees for election as the Class B-1/B-2 Directors by a vote of three of the four committee members; and (b) the Class B-3 Nominating Committee shall select, subject to the provisions of the Certificate of Incorporation, up to two nominees for ~~each directorship to be filled by the applicable class of Class B Common Stock at such meeting~~election as the Class B-3 Director. In addition to ~~such nominee(s)~~the nominees of such Class B nominating committees, the nominations in the proxy statement mailed to shareholders in conjunction with the annual meeting of shareholders shall include, as part of or in addition to such ~~nominee(s)~~nominees, (i) any nominee who is the Recognized Owner of at least one share of Class B-1 Common Stock and who is nominated by the holders of at least 100 shares of Class B-1 Common Stock~~, in the case of the Class B Nominating Committee representing such class,~~ (ii) any nominee who is the Recognized Owner of at least one share of Class B-2 Common Stock and who is nominated by the holders of at least 100 shares of Class B-2 Common Stock, ~~in the case of the Class B Nominating Committee representing such class,~~ and (iii) any nominee who is the Recognized Owner of at least one share of Class B-3 Common Stock and who is nominated by the holders of at least 150 shares of Class B-3 Common Stock~~, in the case of the Class B Nominating Committee representing such class~~; provided, however, in the case of any such nominations, the nomination is submitted in writing and accompanied by proof of eligibility, a description of the proposed nominee’s qualifications and other relevant biographical information ~~and~~, evidence of the consent of the proposed nominee and the agreement of such nominee to resign from the Board of Directors if such person no longer is eligible to serve and is submitted to the Corporate Secretary no later than ten days from the date of the announcement of the last Class B ~~nominees~~nominating committee nominee. All nominees shall meet the requirements, if any, in the Certificate of Incorporation, in these Bylaws ~~or~~ , in the Consolidated Rules of the Exchange or in the Corporate Governance Principles established by the Board of Directors from time to time for service on the Board of Directors. No nominee shall be a candidate for ~~more than one~~both a Class B-1/B-2 directorship and a Class B-3 directorship. If a nominee withdraws, dies, becomes incapacitated or disqualified to serve, the applicable Class B Nominating Committee shall, as quickly as practicable, submit a new nominee to the Chairman of the Board. Each Class B Nominating Committee shall submit its

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APPENDIX E(ii) (CONTINUED)

nominee(s) in writing to the Chairman of the Board. Such writing shall set forth as to each nominee for election or re-election as a Director: (1) the name, age, business address and residence address of such person, (2) the principal occupation or employment of such person, (3) the class and number of shares of stock of the Corporation which are owned (or, under the rules of the Corporation, would be recognized as a permitted transferee), and (4) such person’s written consent to serving as a Director if elected. A nominee may be disqualified if the nominee does not abide by the proxy rules and regulations under Section 14(a) of the Securities Exchange Act of 1934 and the rules established by the Corporation. In the event that any Class B Director is no longer the Recognized Owner of the class of Class B Common Stock for which such director was nominated, that Class B Director shall immediately resign.

ARTICLE V

BOARD OFFICERS; EXECUTIVE OFFICERS

Section 5.1 Board Officers; Executive Officers; Election; Qualification; Term of Office. The Board of Directors shall elect from among its members a Chairman of the Board. The Board of Directors shall also elect a Chief Executive Officer, a President, a Secretary and such other additional executive officers with such titles as the Board of Directors shall determine. The Board of Directors shall also have the authority to elect a Lead Director with the responsibilities set forth in the Corporation’s Corporate Governance Principles. Any number of offices may be held by the same person. Each Board officer and executive officer of the Corporation shall hold office until his or her successor is elected and qualified or until his or her earlier death, resignation or removal.

Section 5.2 Resignation; Removal; Vacancies. Any Board officer or executive officer of the Corporation may resign at any time by giving written notice to the Chairman of the Board, the Chief Executive Officer or the Secretary. Unless otherwise stated in a notice of resignation, it shall take effect when received by the Board officer or executive officer to whom it is directed, without any need for its acceptance. Any resignation is without prejudice to the rights, if any, of the Corporation under any contract to which such officer is a party. The Board of Directors may remove any Board officer or executive officer with or without cause at any time by an affirmative vote of the majority of the Board of Directors, but such removal shall be without prejudice to the contractual rights, if any, of such officer with the Corporation. A vacancy occurring in any Board or executive office of the Corporation may be filled for the unexpired portion of the term thereof by the Board of Directors at any regular or special meeting.

Section 5.3 Powers and Duties of Board Officers and Executive Officers. The Board officers and executive officers of the Corporation shall have such powers and duties in the management of the Corporation as may be prescribed by the Board of Directors and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the Board of Directors. The Board of Directors may require any officer, agent or employee to give security for the faithful performance of his or her duties.

ARTICLE VI

STOCK CERTIFICATES AND TRANSFERS

Section 6.1 Certificates; Uncertificated Shares. The shares of the Corporation’s stock shall be represented either by book entries on the Corporation’s books, if authorized by the Board of Directors, or by certificates signed by, or in the name of the Corporation by its Chairman of the Board, a Vice Chairman of the Board, its Chief Executive Officer, its President or a Managing Director, and may be countersigned by its Secretary or an Assistant Secretary, certifying the number of shares owned by such shareholder in the Corporation. Any of or all the signatures on a certificate may be facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such officer, transfer agent or registrar continued to be such at the date of issue. Upon the request of the registered owner of uncertificated shares, the Chief Executive Officer or his designee shall send to the registered owner a certificate representing such shares.

In the case of uncertificated shares, within a reasonable time after the issuance or transfer thereof, the Chief Executive Officer or his designee shall send to the registered owner of shares of Common Stock of the Corporation a written notice containing (i) (A) a full statement of the designations, relative rights, preferences and limitations of the shares of the class and series issued or transferred, so far as the same have been determined and the authority of the Board of Directors to divide the shares into classes or series and to determine and change the relative rights, preferences and limitations of any class or series; or (B) a declaration

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APPENDIX E(ii) (CONTINUED)

that the Corporation will furnish to the shareholder, upon request and without charge, a statement containing the information described in the preceding clause (A); (ii) a statement that the Corporation is organized under the laws of the State of Delaware; (iii) the name of the person to whom the uncertificated shares have been issued or transferred; (iv) the number and class of shares, and the designation of the series, if any, to which such notice applies; and (v) any restrictions on transfer of the shares, in accordance with Section 202 of the Delaware General Corporation Law. The notice referred to in the preceding sentence shall also contain the following statement: “This notice is merely a record of the rights of the addressee as of the time of its issuance. Delivery of this statement, of itself, confers no rights on the recipient. This notice is neither a negotiable instrument nor a security.”

Section 6.2 Lost, Stolen or Destroyed Certificates; Issuance of New Certificates. The Corporation may issue a new certificate for stock in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or such shareholder’s legal representative, to indemnify the Corporation and/or to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

Section 6.3 Transfers of Stock. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for stock of the Corporation duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer or, if the relevant stock certificate is claimed to have been lost, stolen or destroyed, upon compliance with the provisions of Section 6.2 of these Bylaws, and upon payment of applicable taxes with respect to such transfer, and in compliance with the transfer restrictions applicable to such shares under the Certificate of Incorporation, these Bylaws or rules of the Corporation and any other applicable transfer restrictions of which the Corporation shall have notice, the Corporation shall issue a new certificate or certificates for such stock to the person entitled thereto, cancel the old certificate and record the transaction upon its books. Transfers of stock shall be made only on the books of the Corporation by the registered holder thereof or by such holder’s attorney or successor duly authorized as evidenced by documents filed with the Secretary. Whenever any transfer of stock shall be made for collateral security, and not absolutely, it shall be so expressed in the entry of transfer if, when the certificate or certificates representing such stock are presented to the Corporation for transfer, both the transferor and transferee request the Corporation to do so.

Section 6.4 Transfers of Uncertificated Stock. Except as otherwise required by law, uncertificated shares of the Corporation’s stock shall be transferable in the manner prescribed in these Bylaws. Transfers of uncertificated stock shall be made on the books of the Corporation only by the person then registered on the books of the Corporation as the owner of such shares or by such person’s attorney lawfully constituted in writing and written instruction to the Corporation containing the following information: (i) the class of shares, and the designation of the series, if any, to which such notice applies; (ii) the number of shares transferred; and (iii) the name, address and taxpayer identification number, if any, of the party to whom the shares have been transferred and who, as a result of such transfer, is to become the new registered owner of the shares. No transfer of uncertificated stock shall be valid as against the Corporation for any purpose until it shall have been entered in the stock records of the Corporation by an entry showing from and to whom transferred.

Section 6.5 Special Designation on Certificates. The designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in Section 202 of the General Corporation Law of Delaware, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock a statement that the Corporation will furnish without charge to each shareholder who so requests the powers, designations, preferences, and the relative, participating, optional or other special rights of each class of stock, or series thereof, and the qualifications limitations or restrictions of such preferences and/or rights.

Section 6.6 Stock Transfer Agreements. Subject to the provisions of the Certificate of Incorporation, the Corporation shall have power to enter into and perform any agreement with any number of shareholders of any one or more classes, or series thereof, of stock of the Corporation to restrict the transfer of such shares owned by such shareholders in any manner not prohibited by the General Corporation Law of Delaware.

Section 6.7 Registered Shareholders. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner, shall be entitled to hold liable for calls and

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APPENDIX E(ii) (CONTINUED)

assessments the person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

Section 6.8 Other Regulations. The issue, transfer, conversion and registration of stock certificates shall be governed by such other regulations as the Board of Directors may establish.

ARTICLE VII

NOTICES

Section 7.1 Manner of Notice. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, whenever notice is required to be given to any shareholder, Director or member of any committee of the Board of Directors, such notice may be given by personal delivery or by depositing it, in a sealed envelope, in the United States mails, first class, postage prepaid, addressed, or by transmitting it via telecopier, to such shareholder, Director or member, either at the address of such shareholder, Director or member as it appears on the records of the Corporation or, in the case of such a Director or member, at his or her business address; and such notice shall be deemed to be given at the time when it is thus personally delivered, deposited or transmitted, as the case may be. Such requirement for notice shall also be deemed satisfied, except in the case of shareholder meetings, if actual notice is received orally or by other writing by the person entitled thereto as far in advance of the event with respect to which notice is being given as the minimum notice period required by law or these Bylaws.

Section 7.2 Dispensation with Notice. (a) Whenever notice is required to be given by law, the Certificate of Incorporation or these Bylaws to any shareholder to whom (i) notice of two consecutive annual meetings of shareholders, and all notices of meetings of shareholders or (ii) all, and at least two, payments (if sent by first class mail) of dividends or interest on securities of the Corporation during a 12-month period, have been mailed addressed to such shareholder at the address of such shareholder as shown on the records of the Corporation and have been returned undeliverable, the giving of such notice to such shareholder shall not be required. Any action or meeting which shall be taken or held without notice to such shareholder shall have the same force and effect as if such notice had been duly given. If any such shareholder shall deliver to the Corporation a written notice setting forth the then current address of such shareholder, the requirement that notice be given to such shareholder shall be reinstated.

(b) Whenever notice is required to be given by law, the Certificate of Incorporation or these Bylaws to any person with whom communication is unlawful, the giving of such notice to such person shall not be required, and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given.

Section 7.3 Waiver of Notice. Any written waiver of notice, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of any regular or special meeting of the shareholders, Directors, or members of a committee of Directors need be specified in any written waiver of notice.

ARTICLE VIII

INDEMNIFICATION

Section 8.1 Right to Indemnification. In addition and subject to the indemnification provisions contained in the Certificate of Incorporation, and subject to applicable law, the following Sections of this Article VIII shall apply with respect to any person subject to the indemnification provisions of the Corporation. For purposes of the right to indemnification granted under the Certificate of Incorporation and these Bylaws, the term “officer” shall be as defined in Rule 16a-1(f) promulgated under the Exchange Act, as determined by the Board of Directors or a committee thereof.

Section 8.2 Prepayment of Expenses. The Corporation may pay or reimburse the reasonable expenses incurred in defending any proceeding in advance of its final disposition if the Corporation has received in advance an undertaking by the person receiving

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APPENDIX E(ii) (CONTINUED)

such payment or reimbursement to repay all amounts advanced if it should be ultimately determined that he or she is not entitled to be indemnified under this Article VIII or otherwise. The Corporation may require security for any such undertaking.

Section 8.3 Claims. If a claim for indemnification or payment of expenses under this Article VII is not paid in full within 60 days after a written claim therefor has been received by the Corporation, the claimant may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. In any such action the Corporation shall have the burden of proving that the claimant was not entitled to the requested indemnification or payment of expenses under applicable law.

Section 8.4 Non-Exclusivity of Rights. The rights conferred on any person by this Article VIII shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, these Bylaws, agreement, vote of shareholders or disinterested Directors or otherwise.

Section 8.5 Other Indemnification. The Corporation’s obligation, if any, to indemnify any person who was or is serving at its request as a Director, officer, employee, partner or agent of another corporation, partnership, joint venture or other enterprise shall be reduced by any amount such person may collect as indemnification from such other corporation, partnership, joint venture or other enterprise.

Section 8.6 Amendment or Repeal. Any repeal or modification of the foregoing provisions of this Article VIII shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

ARTICLE IX

GENERAL

Section 9.1 Form of Records. Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or be in the form of, magnetic tape, diskette, photographs, microphotographs, or any other information storage device, provided that the records so kept can be converted into clearly legible form within a reasonable time. The Corporation shall so convert any records so kept upon the request of any person entitled to inspect the same.

Section 9.2 Execution of Corporate Contracts and Instruments. The Board of Directors, except as otherwise provided in these Bylaws, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the Corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the Board of Directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

Section 9.3 Severability. If any provision of these Bylaws shall be held to be invalid, illegal, unenforceable or in conflict with the provisions of the Corporation’s Certificate of Incorporation, then such provision shall nonetheless be enforced to the maximum extent possible consistent with such holding and the remaining provisions of these Bylaws (including without limitation, all portions of any Section of these Bylaws containing any such provision held to be invalid, illegal, unenforceable or in conflict with the Certificate of Incorporation, that are not themselves invalid, illegal, unenforceable or in conflict with the Certificate of Incorporation) shall remain in full force and effect.

Section 9.4 Construction; Definitions. Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the General Corporation Law of Delaware shall govern the construction of these Bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term “person” includes both a corporation and a natural person.

Section 9.5 Dividends. The Board of Directors, subject to any restrictions contained in the General Corporation Law of Delaware or the Certificate of Incorporation, may declare and pay dividends upon the shares of its capital stock. Dividends may be paid only in cash or in property. The Board of Directors may set apart out of any of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve. Such purposes shall include, but not be limited to, equalizing dividends, repairing or maintaining any property of the Corporation, and meeting contingencies.

E-2-14	Notice of Annual Meeting of Shareholders and 2014 Proxy Statement

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Use the Internet to transmit your voting instructions and for electronic delivery of information up until 10:59 P.M., Central Time, on May 20, 2014. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

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Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to CME Group Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M68362-P48838                     KEEP THIS PORTION FOR YOUR RECORDS

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DETACH AND RETURN THIS PORTION ONLY

CME GROUP INC.

The Board of Directors recommends votes “FOR” Proposals 1, 2, 3, 4, 5 and 6.

1.	Election of Directors

Eighteen will be elected to the Board of Directors		For	Against	Abstain

1a.	Terrence A. Duffy	☐	☐	☐			For	Against	Abstain

1b.	Phupinder S. Gill	☐	☐	☐	1o.	John F. Sandner	☐	☐	☐

1c.	Timothy S. Bitsberger	☐	☐	☐	1p.	Terry L. Savage	☐	☐	☐

1d.	Charles P. Carey	☐	☐	☐	1q.	William R. Shepard	☐	☐	☐

1e.	Dennis H. Chookaszian	☐	☐	☐	1r.	Dennis A. Suskind	☐	☐	☐

1f.	Martin J. Gepsman	☐	☐	☐	2.	Ratification of the appointment of Ernst & Young as our independent registered public accounting firm for 2014.	☐	☐	☐

1g.	Larry G. Gerdes	☐	☐	☐	3.	Advisory vote on the compensation of our Named Executive Officers.	☐	☐	☐

1h.	Daniel R. Glickman	☐	☐	☐	4.	Approval of an amendment to the CME Group Inc. Director Stock Plan.	☐	☐	☐

1i.	J. Dennis Hastert	☐	☐	☐	5.	Approval of an amendment to the CME Group Inc. Incentive Plan for our Named Executive Officers.	☐	☐	☐

1j.	Leo Melamed	☐	☐	☐	6.	Approval of an amendment to the CME Group Inc. Certificate of Incorporation.	☐	☐	☐

1k.	William P. Miller II	☐	☐	☐

1l.	James E. Oliff	☐	☐	☐

1m.	Edemir Pinto	☐	☐	☐

1n.	Alex J. Pollock	☐	☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)	Date

If you plan to attend the meeting on May 21, 2014, you must register in advance. Please go to the “shareholder meeting registration” link at www.proxyvote.com and follow the instructions provided. You will need the 12 digit number located on the other side of this card. Please print your registration confirmation and bring it with you to the meeting along with valid picture identification.

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YOUR VOTE IS IMPORTANT! Please take a moment to vote your shares of Class A common stock of CME Group Inc. for the upcoming Annual Meeting of Shareholders. PLEASE REVIEW THE PROXY STATEMENT AND SEE REVERSE SIDE FOR THREE EASY WAYS TO VOTE.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and CME Group 2013 Annual Report are available at www.proxyvote.com.

— — — — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — —

M68363-P48838

This Proxy is being solicited by the Board of Directors of CME Group Inc. (“CME Group”) for the Annual Meeting of Shareholders on Wednesday, May 21, 2014.

The undersigned hereby appoint(s) Terrence A. Duffy and Phupinder S. Gill with full power to act alone and with full power of substitution, as proxies of such shareholder(s), to attend the Annual Meeting of CME Group to be held at 3:30 p.m., Central Time, on Wednesday, May 21, 2014, in the auditorium at CME Group, located at 20 South Wacker Drive, Chicago, IL, and any postponement or adjournment thereof, and to vote all shares of Class A common stock of CME Group, held of record by such shareholder(s) as of the close of business on March 26, 2014, upon the proposals as designated on the reverse side. This proxy will be voted as specified by the shareholder(s). IF NO SUCH DIRECTION IS GIVEN, YOUR PROXIES WILL HAVE THE AUTHORITY TO VOTE “FOR” PROPOSALS 1, 2, 3, 4, 5 AND 6 LISTED ON THE REVERSE SIDE AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF. The proposals are fully set forth in the Proxy Statement related to the Annual Meeting, receipt of which is hereby acknowledged.

Please mark this proxy as indicated on the reverse side to vote on any item. If you wish to vote in accordance with the recommendations of the company, please sign the reverse side; no boxes need to be checked.

20 S. WACKER DRIVE

CHICAGO, IL 60606

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 10:59 P.M., Central Time, on May 20, 2014. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to CME Group Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by CME Group Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M68364-P48838                     KEEP THIS PORTION FOR YOUR RECORDS

— — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — —

DETACH AND RETURN THIS PORTION ONLY

CME GROUP INC.

The Board of Directors recommends votes “FOR” Proposals 1, 2, 3, 4, 5 and 6.
1.	Election of Directors
Eighteen will be elected to the Board of Directors		For	Against	Abstain
1a.	Terrence A. Duffy	☐	☐	☐
1b.	Phupinder S. Gill	☐	☐	☐
1c.	Timothy S. Bitsberger	☐	☐	☐
1d.	Charles P. Carey	☐	☐	☐
1e.	Dennis H. Chookaszian	☐	☐	☐
1f.	Martin J. Gepsman	☐	☐	☐
1g.	Larry G. Gerdes	☐	☐	☐
1h.	Daniel R. Glickman	☐	☐	☐
1i.	J. Dennis Hastert	☐	☐	☐
1j.	Leo Melamed	☐	☐	☐
1k.	William P. Miller II	☐	☐	☐
1l.	James E. Oliff	☐	☐	☐
1m.	Edemir Pinto	☐	☐	☐
1n.	Alex J. Pollock	☐	☐	☐
1o.	John F. Sandner	☐	☐	☐
1p.	Terry L. Savage	☐	☐	☐
1q.	William R. Shepard	☐	☐	☐
1r.	Dennis A. Suskind	☐	☐	☐
2.	Ratification of the appointment of Ernst & Young as our independent registered public accounting firm for 2014.	☐	☐	☐
3.	Advisory vote on the compensation of our Named Executive Officers.	☐	☐	☐
4.	Approval of an amendment to the CME Group Inc. Director Stock Plan.	☐	☐	☐
5.	Approval of an amendment to the CME Group Inc. Incentive Plan for our Named Executive Officers.	☐	☐	☐
6.	Approval of an amendment to the CME Group Inc. Certificate of Incorporation.	☐	☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date

The Board of Directors is not providing recommendations on Proposals 7 and 8.
7.	Election of Three Class B-1 Directors

Vote “FOR” three nominees to be elected to a one-year term to the Board of Directors and “AGAINST” or “ABSTAIN” with regards to the			For	Against	Abstain
other nominee.
	7a.	Jeffrey M. Bernacchi (JMB)	☐	☐	☐
	7b.	Bruce F. Johnson (BBJ)	☐	☐	☐
	7c.	Howard J. Siegel (EGLE)	☐	☐	☐
	7d.	Brett C. Simons (BCS)	☐	☐	☐

8.	Election of 2015 Class B-1 Nominating Committee

Vote “FOR” the five nominees to be elected to a one-year term to the Class B-1 Nominating Committee and vote “AGAINST” or “ABSTAIN” with regards to the other nominees.			For	Against	Abstain

	8a.	William C. Bauman (WCB)	☐	☐	☐
	8b.	Thomas A. Bentley (TAB)	☐	☐	☐
	8c.	John G. Connelly (GAB)	☐	☐	☐
	8d.	Michael J. Downs (BMR)	☐	☐	☐
	8e.	John C. Garrity (JCG)	☐	☐	☐
	8f.	Bradley S. Glass (BRAD)	☐	☐	☐
	8g.	Mark S. Kobilca (HTR)	☐	☐	☐
	8h.	Douglas M. Monieson (DMON)	☐	☐	☐
	8i.	Brian J. Muno (BJM)	☐	☐	☐
	8j.	Jeremy J. Perlow (JAIR)	☐	☐	☐

Signature (Joint Owners)		Date

If you plan to attend the meeting on May 21, 2014, you must register in advance. Please go to the “shareholder meeting registration” link at www.proxyvote.com and follow the instructions provided. You will need the 12 digit number located on the other side of this card. Please print your registration confirmation and bring it with you to the meeting along with valid picture identification.

Please note that seating is limited and admission will be accepted on a first-come, first-served basis. On the day of the meeting, each shareholder will be required to present valid picture identification such as a driver’s license or passport with their registration confirmation. Seating will begin at 2:30 p.m. and the meeting will begin at 3:30 p.m. Cameras (including cell phones with photographic capabilities), recording devices and other electronic devices will not be permitted at the meeting. You will be required to enter through a security check point before being granted access to the meeting.

YOUR VOTE IS IMPORTANT! Please take a moment to vote your shares of Class B-1 common stock of CME Group Inc. for the upcoming Annual Meeting of Shareholders. PLEASE REVIEW THE PROXY STATEMENT AND SEE REVERSE SIDE FOR TWO EASY WAYS TO VOTE.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and CME Group 2013 Annual Report are available at www.proxyvote.com.

— — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — — — — — —

M68365-P48838

This Proxy is being solicited by the Board of Directors of CME Group Inc. (“CME Group”) for the Annual Meeting of Shareholders on Wednesday, May 21, 2014.

The undersigned hereby appoint(s) Terrence A. Duffy and Phupinder S. Gill with full power to act alone and with full power of substitution, as proxies of such shareholder(s), to attend the Annual Meeting of CME Group to be held at 3:30 p.m., Central Time, on Wednesday, May 21, 2014, in the auditorium at CME Group, located at 20 South Wacker Drive, Chicago, IL, and any postponement or adjournment thereof, and to vote all shares of Class B-1 common stock of CME Group, held of record by such shareholder(s) as of the close of business on March 26, 2014, upon the proposals as designated on the reverse side. This proxy will be voted as specified by the shareholder(s). IF NO SUCH DIRECTION IS GIVEN, YOUR PROXIES WILL HAVE THE AUTHORITY TO VOTE “FOR” PROPOSALS 1, 2, 3, 4, 5 AND 6 AND TO “ABSTAIN” FROM PROPOSALS 7 AND 8 LISTED ON THE REVERSE SIDE AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF. The proposals are fully set forth in the Proxy Statement related to the Annual Meeting, receipt of which is hereby acknowledged.

Please mark this proxy as indicated on the reverse side to vote on any item.

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 10:59 P.M., Central Time, on May 20, 2014. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to CME Group Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by CME Group Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M68366-P48838                     KEEP THIS PORTION FOR YOUR RECORDS

— — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — —

DETACH AND RETURN THIS PORTION ONLY

CME GROUP INC.

The Board of Directors recommends votes “FOR” Proposals 1, 2, 3, 4, 5 and 6.

1.	Election of Directors
Eighteen will be elected to the Board of Directors		For	Against	Abstain
1a.	Terrence A. Duffy	☐	☐	☐
1b.	Phupinder S. Gill	☐	☐	☐
1c.	Timothy S. Bitsberger	☐	☐	☐
1d.	Charles P. Carey	☐	☐	☐
1e.	Dennis H. Chookaszian	☐	☐	☐
1f.	Martin J. Gepsman	☐	☐	☐
1g.	Larry G. Gerdes	☐	☐	☐
1h.	Daniel R. Glickman	☐	☐	☐
1i.	J. Dennis Hastert	☐	☐	☐
1j.	Leo Melamed	☐	☐	☐
1k.	William P. Miller II	☐	☐	☐
1l.	James E. Oliff	☐	☐	☐
1m.	Edemir Pinto	☐	☐	☐
1n.	Alex J. Pollock	☐	☐	☐
1o.	John F. Sandner	☐	☐	☐
1p.	Terry L. Savage	☐	☐	☐
1q.	William R. Shepard	☐	☐	☐
1r.	Dennis A. Suskind	☐	☐	☐
2.	Ratification of the appointment of Ernst & Young as our independent registered public accounting firm for 2014.	☐	☐	☐
3.	Advisory vote on the compensation of our Named Executive Officers.	☐	☐	☐
4.	Approval of an amendment to the CME Group Inc. Director Stock Plan.	☐	☐	☐
5.	Approval of an amendment to the CME Group Inc. Incentive Plan for our Named Executive Officers.	☐	☐	☐
6.	Approval of an amendment to the CME Group Inc. Certificate of Incorporation.	☐	☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date

The Board of Directors is not providing a recommendation on Proposals 7 and 8.
7.	Election of Two Class B-2 Directors
Vote “FOR” two nominees to be elected to a one-year term to the Board of Directors and “AGAINST” or “ABSTAIN” with regards to the			For	Against	Abstain
other nominees.

	7a.	Raymond S. Cahnman (RAX)	☐	☐	☐
	7b.	Patrick W. Maloney (PAT)	☐	☐	☐
	7c.	Ronald A. Pankau (PAN)	☐	☐	☐
	7d.	David J. Wescott (COT)	☐	☐	☐

8.	Election of 2015 Class B-2 Nominating Committee

Vote “FOR” the five nominees to be elected to a one-year term to the Class B-2 Nominating Committee and vote “AGAINST” or “ABSTAIN” with regards to the other nominees.			For	Against	Abstain

	8a.	Jeffrey R. Carter (CR)	☐	☐	☐
	8b.	Richard J. Duran (RJD)	☐	☐	☐
	8c.	Yra G. Harris (YRA)	☐	☐	☐
	8d.	Timothy A. Lattner (LTT)	☐	☐	☐
	8e.	Patrick J. Mulchrone (PJM)	☐	☐	☐
	8f.	Stuart A. Unger (UNG)	☐	☐	☐
	8g.	Gregory J. Veselica (GV)	☐	☐	☐
	8h.	Barry D. Ward (BDW)	☐	☐	☐
	8i.		☐	☐	☐
	8j.		☐	☐	☐

Signature (Joint Owners)		Date

If you plan to attend the meeting on May 21, 2014, you must register in advance. Please go to the “shareholder meeting registration” link at www.proxyvote.com and follow the instructions provided. You will need the 12 digit number located on the other side of this card. Please print your registration confirmation and bring it with you to the meeting along with valid picture identification.

Please note that seating is limited and admission will be accepted on a first-come, first-served basis. On the day of the meeting, each shareholder will be required to present valid picture identification such as a driver’s license or passport with their registration confirmation. Seating will begin at 2:30 p.m. and the meeting will begin at 3:30 p.m. Cameras (including cell phones with photographic capabilities), recording devices and other electronic devices will not be permitted at the meeting. You will be required to enter through a security check point before being granted access to the meeting.

YOUR VOTE IS IMPORTANT! Please take a moment to vote your shares of Class B-2 common stock of CME Group Inc. for the upcoming Annual Meeting of Shareholders. PLEASE REVIEW THE PROXY STATEMENT AND SEE REVERSE SIDE FOR TWO EASY WAYS TO VOTE.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and CME Group 2013 Annual Report are available at www.proxyvote.com.

— — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — — — — — —

M68367-P48838

This Proxy is being solicited by the Board of Directors of CME Group Inc. (“CME Group”) for the Annual Meeting of Shareholders on Wednesday, May 21, 2014.

The undersigned hereby appoint(s) Terrence A. Duffy and Phupinder S. Gill with full power to act alone and with full power of substitution, as proxies of such shareholder(s), to attend the Annual Meeting of CME Group to be held at 3:30 p.m., Central Time, on Wednesday, May 21, 2014, in the auditorium at CME Group, located at 20 South Wacker Drive, Chicago, IL, and any postponement or adjournment thereof, and to vote all shares of Class B-2 common stock of CME Group, held of record by such shareholder(s) as of the close of business on March 26, 2014, upon the proposals as designated on the reverse side. This proxy will be voted as specified by the shareholder(s). IF NO SUCH DIRECTION IS GIVEN, YOUR PROXIES WILL HAVE THE AUTHORITY TO VOTE “FOR” PROPOSALS 1, 2, 3, 4, 5 AND 6 AND TO “ABSTAIN” FROM PROPOSALS 7 AND 8 LISTED ON THE REVERSE SIDE AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF. The proposals are fully set forth in the Proxy Statement related to the Annual Meeting, receipt of which is hereby acknowledged.

Please mark this proxy as indicated on the reverse side to vote on any item.

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 10:59 P.M., Central Time, on May 20, 2014. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to CME Group Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by CME Group Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M68368-P48838                     KEEP THIS PORTION FOR YOUR RECORDS

— — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — —

DETACH AND RETURN THIS PORTION ONLY

CME GROUP INC.

The Board of Directors recommends votes “FOR” Proposals 1, 2, 3, 4, 5 and 6.

1.	Election of Directors
Eighteen will be elected to the Board of Directors		For	Against	Abstain
1a.	Terrence A. Duffy	☐	☐	☐
1b.	Phupinder S. Gill	☐	☐	☐
1c.	Timothy S. Bitsberger	☐	☐	☐
1d.	Charles P. Carey	☐	☐	☐
1e.	Dennis H. Chookaszian	☐	☐	☐
1f.	Martin J. Gepsman	☐	☐	☐
1g.	Larry G. Gerdes	☐	☐	☐
1h.	Daniel R. Glickman	☐	☐	☐
1i.	J. Dennis Hastert	☐	☐	☐
1j.	Leo Melamed	☐	☐	☐
1k.	William P. Miller II	☐	☐	☐
1l.	James E. Oliff	☐	☐	☐
1m.	Edemir Pinto	☐	☐	☐
1n.	Alex J. Pollock	☐	☐	☐
1o.	John F. Sandner	☐	☐	☐
1p.	Terry L. Savage	☐	☐	☐
1q.	William R. Shepard	☐	☐	☐
1r.	Dennis A. Suskind	☐	☐	☐
2.	Ratification of the appointment of Ernst & Young as our independent registered public accounting firm for 2014.	☐	☐	☐
3.	Advisory vote on the compensation of our Named Executive Officers.	☐	☐	☐
4.	Approval of an amendment to the CME Group Inc. Director Stock Plan.	☐	☐	☐
5.	Approval of an amendment to the CME Group Inc. Incentive Plan for our Named Executive Officers.	☐	☐	☐
6.	Approval of an amendment to the CME Group Inc. Certificate of Incorporation.	☐	☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date

The Board of Directors is not providing recommendations on Proposals 7 and 8.

7.	Election of One Class B-3 Director

Vote “FOR” one nominee to be elected to a one-year term to the Board of Directors and “AGAINST” or “ABSTAIN” with regards to the other nominees.			For	Against	Abstain
	7a.	Gary M. Katler (GKK)	☐	☐	☐
	7b.	Peter J. Kosanovich (MGLA)	☐	☐	☐
	7c.	Robert J. Prosi (PROS)	☐	☐	☐
	7d.	Steven E. Wollack (WLAK)	☐	☐	☐

8.	Election of 2015 Class B-3 Nominating Committee

Vote “FOR” the five nominees to be elected to a one-year term to the Class B-3 Nominating Committee and vote “AGAINST” or “ABSTAIN” with regards to the other nominees.			For	Against	Abstain

	8a.	J. Kenny Carlin (JKC)	☐	☐	☐
	8b.	Elizabeth A. Cook (LZY)	☐	☐	☐
	8c.	Bryan P. Cooley (COOL)	☐	☐	☐
	8d.	Lester E. Crockett Jr. (LCT)	☐	☐	☐
	8e.	Laurence E. Dooley (LED)	☐	☐	☐
	8f.	Mario J. Florio (MRO)	☐	☐	☐
	8g.	David P. Gaughan (VAD)	☐	☐	☐
	8h.	Kevin P. Heaney (FROG)	☐	☐	☐
	8i.	Scott D. Moore (SDM)	☐	☐	☐
	8j.	Donald J. Sliter (SLI)	☐	☐	☐

Signature (Joint Owners)		Date

If you plan to attend the meeting on May 21, 2014, you must register in advance. Please go to the “shareholder meeting registration” link at www.proxyvote.com and follow the instructions provided. You will need the 12 digit number located on the other side of this card. Please print your registration confirmation and bring it with you to the meeting along with valid picture identification.

Please note that seating is limited and admission will be accepted on a first-come, first-served basis. On the day of the meeting, each shareholder will be required to present valid picture identification such as a driver’s license or passport with their registration confirmation. Seating will begin at 2:30 p.m. and the meeting will begin at 3:30 p.m. Cameras (including cell phones with photographic capabilities), recording devices and other electronic devices will not be permitted at the meeting. You will be required to enter through a security check point before being granted access to the meeting.

YOUR VOTE IS IMPORTANT! Please take a moment to vote your shares of Class B-3 common stock of CME Group Inc. for the upcoming Annual Meeting of Shareholders. PLEASE REVIEW THE PROXY STATEMENT AND SEE REVERSE SIDE FOR TWO EASY WAYS TO VOTE.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and CME Group 2013 Annual Report with 10-K Wrap are available at www.proxyvote.com.

— — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — — — — — —

M68369-P48838

This Proxy is being solicited by the Board of Directors of CME Group Inc. (“CME Group”) for the Annual Meeting of Shareholders on Wednesday, May 21, 2014.

The undersigned hereby appoint(s) Terrence A. Duffy and Phupinder S. Gill with full power to act alone and with full power of substitution, as proxies of such shareholder(s), to attend the Annual Meeting of CME Group to be held at 3:30 p.m., Central Time, on Wednesday, May 21, 2014, in the auditorium at CME Group, located at 20 South Wacker Drive, Chicago, IL, and any postponement or adjournment thereof, and to vote all shares of Class B-3 common stock of CME Group, held of record by such shareholder(s) as of the close of business on March 26, 2014, upon the proposals as designated on the reverse side. This proxy will be voted as specified by the shareholder(s). IF NO SUCH DIRECTION IS GIVEN, YOUR PROXIES WILL HAVE THE AUTHORITY TO VOTE “FOR” PROPOSALS 1, 2, 3, 4, 5 AND 6 AND TO “ABSTAIN” FROM PROPOSALS 7 AND 8 LISTED ON THE REVERSE SIDE AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF. The proposals are fully set forth in the Proxy Statement related to the Annual Meeting, receipt of which is hereby acknowledged.

Please mark this proxy as indicated on the reverse side to vote on any item.

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 10:59 P.M., Central Time, on May 20, 2014. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to CME Group Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by CME Group Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M68370-P48838                     KEEP THIS PORTION FOR YOUR RECORDS

— — — — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — —

DETACH AND RETURN THIS PORTION ONLY

CME GROUP INC.

The Board of Directors recommends votes “FOR” Proposals 1, 2, 3, 4, 5 and 6.

1.	Election of Directors

Eighteen will be elected to the Board of Directors		For	Against	Abstain

1a.	Terrence A. Duffy	☐	☐	☐			For	Against	Abstain

1b.	Phupinder S. Gill	☐	☐	☐	1o.	John F. Sandner	☐	☐	☐

1c.	Timothy S. Bitsberger	☐	☐	☐	1p.	Terry L. Savage	☐	☐	☐

1d.	Charles P. Carey	☐	☐	☐	1q.	William R. Shepard	☐	☐	☐

1e.	Dennis H. Chookaszian	☐	☐	☐	1r.	Dennis A. Suskind	☐	☐	☐

1f.	Martin J. Gepsman	☐	☐	☐	2.	Ratification of the appointment of Ernst & Young as our independent registered public accounting firm for 2014.	☐	☐	☐

1g.	Larry G. Gerdes	☐	☐	☐	3.	Advisory vote on the compensation of our Named Executive Officers.	☐	☐	☐

1h.	Daniel R. Glickman	☐	☐	☐	4.	Approval of an amendment to the CME Group Inc. Director Stock Plan.	☐	☐	☐

1i.	J. Dennis Hastert	☐	☐	☐	5.	Approval of an amendment to the CME Group Inc. Incentive Plan for our Named Executive Officers.	☐	☐	☐

1j.	Leo Melamed	☐	☐	☐	6.	Approval of an amendment to the CME Group Inc. Certificate of Incorporation.	☐	☐	☐

1k.	William P. Miller II	☐	☐	☐

1l.	James E. Oliff	☐	☐	☐

1m.	Edemir Pinto	☐	☐	☐

1n.	Alex J. Pollock	☐	☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)	Date

If you plan to attend the meeting on May 21, 2014, you must register in advance. Please go to the “shareholder meeting registration” link at www.proxyvote.com and follow the instructions provided. You will need the 12 digit number located on the other side of this card. Please print your registration confirmation and bring it with you to the meeting along with valid picture identification.

Please note that seating is limited and admission will be accepted on a first-come, first-served basis. On the day of the meeting, each shareholder will be required to present valid picture identification such as a driver’s license or passport with their registration confirmation. Seating will begin at 2:30 p.m. and the meeting will begin at 3:30 p.m. Cameras (including cell phones with photographic capabilities), recording devices and other electronic devices will not be permitted at the meeting. You will be required to enter through a security check point before being granted access to the meeting.

YOUR VOTE IS IMPORTANT! Please take a moment to vote your shares of Class B-4 common stock of CME Group Inc. for the upcoming Annual Meeting of Shareholders. PLEASE REVIEW THE PROXY STATEMENT AND SEE REVERSE SIDE FOR THREE EASY WAYS TO VOTE.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and CME Group 2013 Annual Report are available at www.proxyvote.com.

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M68371-P48838

This Proxy is being solicited by the Board of Directors of CME Group Inc. (“CME Group”) for the Annual Meeting of Shareholders on Wednesday, May 21, 2014.

The undersigned hereby appoint(s) Terrence A. Duffy and Phupinder S. Gill with full power to act alone and with full power of substitution, as proxies of such shareholder(s), to attend the Annual Meeting of CME Group to be held at 3:30 p.m., Central Time, on Wednesday, May 21, 2014, in the auditorium at CME Group, located at 20 South Wacker Drive, Chicago, IL, and any postponement or adjournment thereof, and to vote all shares of Class B-4 common stock of CME Group, held of record by such shareholder(s) as of the close of business on March 26, 2014, upon the proposals as designated on the reverse side. This proxy will be voted as specified by the shareholder(s). IF NO SUCH DIRECTION IS GIVEN, YOUR PROXIES WILL HAVE THE AUTHORITY TO VOTE “FOR” PROPOSALS 1, 2, 3, 4, 5 AND 6 LISTED ON THE REVERSE SIDE AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF. The proposals are fully set forth in the Proxy Statement related to the Annual Meeting, receipt of which is hereby acknowledged.

Please mark this proxy as indicated on the reverse side to vote on any item. If you wish to vote in accordance with the recommendations of the company, please sign the reverse side; no boxes need to be checked.